SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                         [x]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:                      [ ]  Preliminary Proxy Statement
                                                [ ]  Confidential, for Use of
                                                     the Commission only (as
                                                     permitted by
                                                     Rule 14a-6(e)(2))
                                                [x]  Definitive Proxy Statement
                                                [ ]  Definitive Additional
                                                     Materials
                                                [ ]  Soliciting Material Under
                                                     14a-12

                          NORLAND MEDICAL SYSTEMS, INC.
                          -----------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
      [ ]   No fee required
      [x]   Fee computed on table below per Exchange Act Rules
            14a-6(i)(1) and 0-11

            1) Title of each class of securities to which transaction applies: Not applicable

            2) Aggregate number of securities to which transaction applies: Not applicable

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  .02 * ($12,000,000 * .01) = $2,400.00

            4)    Proposed maximum aggregate value of transaction:
                  $12,000,000.00

            5)    Total fee paid:  $2,400.00
                                   ---------

      [x]   Fee paid previously with preliminary materials:  $2,400.00
                                                             ---------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

            1)    Amount Previously Paid:
                  ___________________________________________

            2)    Form, Schedule or Registration No.:
                  ___________________________________________

            3)    Filing Party:
                  ___________________________________________

            4)    Date Filed:
                  ___________________________________________

                          NORLAND MEDICAL SYSTEMS, INC.


                       106 Corporate Park Drive, Suite 106
                            White Plains, N. Y. 10604
                                 (914) 694-2285


                                                                  March 29, 2002


Dear Stockholder:

      You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Norland Medical Systems, Inc. to be held on Thursday, April 11, 2002 at 9:00 a.m., local time, at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604. We herein refer to Norland Medical Systems, Inc. when using the words "Norland Medical", "the Company", "us" or "our."

      At this year's Annual Meeting, you will be asked to consider and vote upon some important proposals. These are proposals: to approve the sale of substantially all of Norland Medical's assets, consisting of all assets that relate to the development, manufacture, sale and service of bone densitometer products; to ratify the selection of Imowitz Koenig & Co., LLP as our new independent accountants; to elect the members to our Board of Directors; and to approve and amend our Certificate of Incorporation to change Norland Medical's name to "Orthometrix, Inc." The proposed asset sale will be effected pursuant to an Asset Purchase Agreement, dated as of February 27, 2002 (as amended by Amendment No. 1, dated as of March 4, 2002, Amendment No. 2, dated as of March 11, 2002, and Amendment No. 3, dated as of March 22, 2002), among CooperSurgical Acquisition Corp., CooperSurgical, Inc., Norland Corporation and Norland Medical, a copy of which (including Amendments No. 1, 2 and 3) is set forth as EXHIBIT A to the accompanying Proxy Statement. Details of the proposed asset sale and other business to be conducted at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully. Our 2001 Annual Report is also enclosed and provides additional information regarding our financial results during the fiscal year ended December 31, 2001. The Annual Report does not constitute a part of the proxy solicitation material.

      The proposed asset sale will not change your ownership of Norland Medical's common stock. Please note that you are not being asked to exchange your shares of Norland Medical's common stock for any other shares, cash or other property. Our Board of Directors has reviewed the terms and conditions of the Asset Purchase Agreement and, after careful consideration, has approved the Asset Purchase Agreement and related transactions and unanimously recommends that you vote in favor of the proposed asset sale.

      On behalf of our Board of Directors, I cordially invite you to attend the Annual Meeting in person. It is important that your shares be voted on matters that come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to take the time now to review the accompanying Proxy Statement and sign, date, mark and promptly return the enclosed proxy card in the postage prepaid envelope provided. If you attend the Annual Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Annual Meeting, you may revoke such proxy at any time prior to the Annual
Meeting by executing another proxy bearing a later date or providing written notice of such revocation to Richard Rahn, Secretary of Norland Medical. Our Proxy Statement and the accompanying form of proxy are being first sent to our stockholders on or about March 29, 2002. Your prompt cooperation will be greatly appreciated.

                              Sincerely,


                              /s/ Reynald G. Bonmati
                              ----------------------
                              REYNALD G. BONMATI
                              President, Treasurer and Chairman of the
                              Board of Directors

                          NORLAND MEDICAL SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 11, 2002

To the Stockholders:

      NOTICE IS HEREBY GIVEN (in addition to the Notice provided to you on or about March 19, 2002) that the 2002 Annual Meeting of Stockholders of Norland Medical, Inc., a Delaware corporation, will be held at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604, at 9:00 a.m., local time, on Thursday, April 11, 2002 for the following purposes:

      i. To elect all six members of our Board of Directors to serve until their successors have been duly elected and qualified;

      ii. To consider and vote upon a proposal to ratify the selection of Imowitz Koenig & Co., LLP as our independent auditors;

      iii. To consider and vote upon a proposal to approve the sale of substantially all of Norland Medical's assets, consisting of all assets that relate to the development, manufacture, sale and service of bone densitometer products, pursuant to an Asset Purchase Agreement, dated as of February 27, 2002 (as amended by Amendment No. 1, dated as of March 4, 2002, Amendment No. 2, dated as of March 11, 2002, and Amendment No. 3, dated as of March 22, 2002), among CooperSurgical Acquisition Corp., CooperSurgical, Inc., Norland Corporation and Norland Medical, a copy of which (including Amendments No. 1, 2 and 3) is set forth as EXHIBIT A to the accompanying Proxy Statement;

      iv. To consider and vote upon a proposal to amend our Certificate of Incorporation to change Norland Medical's name to "Orthometrix, Inc."; and

      v. To consider and vote upon any other matters which may properly come before the Annual Meeting or any adjournment(s) thereof.

      Please note that any properly executed proxies received from the Company's stockholders which are voted against the proposed asset sale will not be voted in favor of approving any adjournment of the Annual Meeting.

      All of the proposals set forth above, including the proposed asset sale, are more fully described in the accompanying Proxy Statement.

      The close of business on February 25, 2002 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s). Only holders of record of our common stock on that date are entitled to vote at the Annual Meeting or any adjournment(s) thereof.

      If you would like to attend the Annual Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Annual Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote such shares at the Annual Meeting, you must obtain a proxy issued in your name from the nominee.

      You can ensure that your shares are voted at the Annual Meeting by signing, dating and marking the enclosed proxy card and promptly returning it in the postage prepaid envelope provided. Returning the proxy will not affect your right to attend the Annual Meeting and to vote in person, but will ensure your representation if you cannot attend. If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of these proxy materials. If so, please sign, date, mark and return each of the proxy cards that you receive so that all of your shares may be voted. You may revoke your proxy at any time before it is voted by either (i) giving written notice to the Secretary of Norland Medical at 106 Corporate Park Drive, Suite 106, White Plains, New York 10604, (ii) signing, marking and returning a later-dated proxy card or (iii) voting in person at the Annual Meeting.

      Whether or not you expect to attend, YOU ARE URGED TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

                                    By Order of the Board of Directors,




                                    /s/ Richard Rahn
                                    ----------------
                                    RICHARD RAHN
                                    Secretary
White Plains, N.Y.
March 29, 2002

________________________________________________________________________________


                              SUMMARY TERM SHEET

________________________________________________________________________________


THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE ATTACHED EXHIBITS. THIS SUMMARY PROVIDES AN OVERVIEW OF MATERIAL MATTERS RELATING TO THE ASSET PURCHASE AGREEMENT AND THE PROPOSED ASSET SALE. YOU SHOULD READ THIS PROXY STATEMENT CAREFULLY IN ITS ENTIRETY.

o Norland Medical and Norland Corporation (a wholly-owned subsidiary of Norland Medical) have entered into an Asset Purchase Agreement, dated as of February 27, 2002 (as amended by Amendment No. 1, dated as of March 4, 2002, Amendment No. 2, dated as of March 11, 2002, and Amendment No. 3, dated as of March 22,
   2002), with CooperSurgical Acquisition Corp. and CooperSurgical, Inc. for the sale of substantially all of Norland Medical's and Norland Corporation's assets, consisting of all the assets relating to the development, manufacture, sale and service of bone densitometer products. See "Norland Medical Systems, Inc. and Norland Corporation" and "CooperSurgical Acquisition and CooperSurgical, Inc.", each under Proposal 3.

o We have had an agreement with CooperSurgical, Inc. since November 2000, under which CooperSurgical, Inc. currently serves as a third-party dealer and distributor for certain of our products, including the Excell, Excell Plus, XR36 / XR46, Apollo DXA, Discovery, pDEXA and the C.U.B.A. Clinical Ultrasound. See "Past Relationships between CooperSurgical, Inc. and Norland Medical" under Proposal 3.

o We have entered into the Asset Purchase Agreement because our Board of Directors has determined that a stand-alone bone densitometry business is not a viable business and that our overall business prospects and financial outlook were not encouraging. From 1997 to 2001, Mr. Bonmati, our Chief Executive Officer, had numerous meetings and discussions with representatives of various companies regarding the possible sale of Norland Medical or its business. None of such meetings or discussions resulted in any formal offer to Norland Medical. Extensive negotiations were entered into by Mr. Bonmati and CooperSurgical, Inc. in December 2001 and a term sheet for the proposed asset sale was agreed upon on December 31, 2001. We do not believe that there are any material drawbacks to the proposed asset sale. See "Reasons for the Proposed Asset Sale" under Proposal 3.

o Norland Medical will receive up to a maximum of $12,000,000 in exchange for the assets to be sold in the proposed asset sale, including:

        o   (a) a payment of $3,500,000 at the closing of the transaction;

        o   (b) a holdback payment of $1,500,000,

            o (i) $1,000,000 (less or plus any purchase price adjustment and less any indemnification payments, each as described under "The Asset Purchase Agreement - The Purchase Price" of Proposal 3) that is to be released by CooperSurgical Acquisition from the holdback and paid to Norland Medical within 120 days of the closing of the sale and

            o (ii) $500,000 (less any purchase price adjustment and indemnification payments) that is to be released by CooperAcquisition from the holdback and paid to Norland Medical on the earlier of 90 days after CooperSurgical Acquisition's first full fiscal year following the date of the closing of the sale and January 31, 2004; and

        o (c) up to $8 million in potential earn-out payments (subject to a $12,000,000 maximum purchase price) to be calculated based on CooperSurgical Acquisition's net sales over three twelve-month periods. See "The Asset Purchase Agreement - The Purchase Price" of Proposal 3.

o The closing of the proposed asset sale is subject to the approval of our stockholders as well as other customary conditions. See "The Asset Purchase Agreement - Conditions of the Proposed Asset Sale."

o If the proposed asset sale is consummated, we will use the net proceeds, estimated to be approximately $3,150,000 PLUS up to an additional $1,500,000 from the amount held back by CooperSurgical Acquisition:

        o (i) to fund our research and development programs and to market, sell and service proprietary non-invasive musculoskeletal and other devices through two divisions, a healthcare division and a sports division;
        o   (ii) for general corporate purposes;
        o   (iii) to meet our working capital needs; and
        o (iv) to satisfy certain indebtedness, including indebtedness to Nissho Iwai Corporation and Nissho Iwai American Corporation. See "Use of Proceeds of the Proposed Asset Sale" and "Planned Business Following the Proposed Asset Sale" of Proposal 3.

o Our Board of Directors believes the proposed asset sale will benefit the company and our stockholders by providing us with capital that will enhance our ability to focus on and implement our business objectives. The purchase price for the assets to be sold in the proposed asset sale was determined through arms'-length negotiations between the parties and their representatives. We engaged First Albany Corporation to serve as our financial advisor in connection with the proposed asset sale. First Albany has rendered an opinion as to the fairness, from a financial point of view to Norland Medical's stockholders, of the consideration to be received from the proposed asset sale. The Board of Directors has unanimously approved the Asset Purchase Agreement and unanimously recommends that the stockholders vote "FOR" approval of the Asset Purchase Agreement. See "Reasons for the Proposed Asset Sale" and "The Fairness Opinion" under Proposal 3.

Please note that any properly executed proxies received from Norland Medical's stockholders which are voted against the proposed asset sale will not be voted in favor of approving any adjournment of the Annual Meeting.

                             QUESTIONS AND ANSWERS

WHEN AND WHERE IS THE ANNUAL MEETING?
Our 2002 Annual Meeting of Stockholders will be held on Thursday, April 11, 2002 at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604, at 9:00 a.m., local time.

WHAT MATTERS WILL BE VOTED UPON AT THE ANNUAL MEETING?
You will be asked to vote upon the following matters:

        o to elect all six members of our Board of Directors to serve until their successors have been duly elected and qualified;
        o to consider and vote upon a proposal to ratify the selection of Imowitz Koenig & Co., LLP as our independent auditors;
        o to consider and vote upon a proposal to approve the sale of substantially all of Norland Medical's assets, consisting of all assets that relate to the development, manufacture, sale and service of bone densitometer products, pursuant to an Asset Purchase Agreement, dated as of February 27, 2002 (as amended by Amendment No. 1, dated as of March 4, 2002, Amendment No. 2, dated as of March 11, 2002, and Amendment No. 3, dated as of March 22, 2002), among CooperSurgical Acquisition Corp., CooperSurgical, Inc., Norland Corporation and Norland Medical;
        o to consider and vote upon a proposal to amend our Certificate of Incorporation to change Norland Medical's name to "Orthometrix, Inc."; and
        o to consider and vote upon any other matters which properly come before the Annual Meeting or any adjournment(s) thereof.

WHO IS ENTITLED TO VOTE?
The record date for the 2002 Annual Meeting is February 25, 2002. Stockholders of record as of the close of business on February 25, 2002 are entitled to notice of, and to vote at, the Annual Meeting. You are entitled to one vote for each share of common stock, par value $0.0005 per share, of Norland Medical that you held on such date, including shares:

        o   held directly in your name as the stockholder of record; and
        o   held for you in an account with a broker, bank or other nominee.

HOW DO I VOTE BY PROXY?
Sign, date and mark the enclosed proxy card and promptly return it in the postage prepaid envelope. If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with the instructions marked on the card. If you return your signed proxy, but do not indicate your voting preferences, your proxy will be voted "FOR" each of the proposals, and in the discretion of the proxies named in your proxy card as to any other matters that may properly come before the Annual Meeting. Please sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (e.g., as an attorney, executor, administrator, guardian, trustee or officer or agent of a company), indicate your name and your title or capacity. If your shares are held in custody for a minor (e.g., under the Uniform Gift to Minors Act), the custodian should sign, not the minor. If your shares are held jointly, all holders of record must sign.

WHAT QUORUM AND STOCKHOLDER VOTE ARE REQUIRED TO APPROVE THE PROPOSALS?
The presence, in person or by proxy, of a majority of the outstanding shares of common stock as of February 25, 2002 is necessary to constitute a quorum at the Annual Meeting. Approval of the proposals to ratify the selection of Imowitz Koenig & Co., LLP will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. Election of the directors will require a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. The proposals to approve the proposed asset sale and to change Norland Medical's name to "Orthometrix, Inc." will require the approval of a majority of our outstanding shares of common stock. Please note that any properly executed proxies received from Norland Medical's stockholders which are voted against the proposed asset sale will not be voted in favor of approving any adjournment of the Annual Meeting.

      Pursuant to an agreement, dated February 27, 2002, between CooperSurgical Acquisition Corp. and Reynald G. Bonmati, Norland Medical's President, Treasurer and Chairman of the Board of Directors, Mr. Bonmati is contractually obligated to vote in favor of the proposed asset sale (Proposal 3) the 4,000,230 shares of common stock that he directly owns and for which he has sole voting power (equal to approximately 13.5% of the outstanding shares of common stock). In addition, pursuant to an agreement, dated February 27, 2002, between CooperSurgical Acquisition and Bones, L.L.C. (of which Mr. Bonmati is the managing member), Bones, L.L.C. is contractually obligated to vote its 11,831,916 shares of common stock (equal to approximately 40% of the outstanding shares of common stock) in favor of the proposed asset sale. Moreover, Mr. Bonmati has stated that he will vote in favor of each of the other Proposals. Accordingly, Mr. Bonmati's voting power over a majority of Norland Medical outstanding shares of common stock and his agreement to vote in favor of each of the Proposals assure that each of the Proposals will be approved.

ARE THERE ANY REGULATORY APPROVALS REQUIRED IN ORDER TO CONSUMMATE THE PROPOSED ASSET SALE?
The approval of holders of a majority of the outstanding shares of common stock is required to approve the proposed asset sale under Delaware General Corporation Law. With the exception of such approval, no party to the Asset Purchase Agreement must comply with any requirements of any Federal or other state regulations other than those which are typically required in connection with transactions of the type contemplated by the proposed asset sale.

MAY I CHANGE MY VOTE AFTER I HAVE SUBMITTED MY PROXY?
Yes.  To change your vote, you can do any of the following:

      o Give written notice of your changed vote to the Secretary of Norland Medical;
      o Execute, mark and deliver a subsequently-dated proxy to Norland Medical; or
      o Attend the Annual Meeting, give verbal notice of your intention to vote in person and vote again.

You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your previously voted proxy.

WHAT IS THE PROPOSED ASSET SALE?
CooperSurgical Acquisition has made an offer to purchase, and Norland Medical and Norland Corporation have agreed to sell, substantially all of the assets of Norland Medical and Norland Corporation, consisting of all assets that relate to the development, manufacture, sale and service of bone densitometer products. CooperSurgical, Inc. markets diagnostic products, surgical instruments and accessories to the women's healthcare market. CooperSurgical, Inc. is a subsidiary of The Cooper Companies, Inc., a public company, the stock of which is traded on the New York Stock Exchange under the symbol, "COO." CooperSurgical Acquisition, a wholly-owned subsidiary of The Cooper Companies, Inc., will acquire the assets. CooperSurgical, Inc. has agreed to guarantee the performance of all obligations and liabilities of CooperSurgical Acquisition under the Asset Purchase Agreement.

HAS THE BOARD OF DIRECTORS RECOMMENDED THAT I VOTE FOR THE PROPOSED ASSET SALE? Yes. Our Board of Directors believes the proposed asset sale will benefit Norland Medical and its stockholders by providing Norland Medical with capital that will enhance its ability to focus on its business objectives. Our Board of Directors believes that the terms of the Asset Purchase Agreement, which are the product of arms'-length negotiations between the parties and their representatives, are fair and in the best interests of Norland Medical and its stockholders. The Board of Directors unanimously recommends that the stockholders of Norland Medical approve the proposed asset sale.

DO I HAVE  DISSENTERS'  OR APPRAISAL  RIGHTS WITH RESPECT TO THE PROPOSED  ASSET
SALE?
No. Norland Medical is organized under the laws of the State of Delaware under which you will not have dissenting or appraisal rights as a result of the proposed asset sale.

WILL THE PROPOSED ASSET SALE CHANGE THE OWNERSHIP OF MY SHARES OF COMMON STOCK OR MY RIGHTS AS A STOCKHOLDER?
No. The proposed asset sale will not change your ownership of outstanding shares of our common stock. You are not being asked to exchange your shares of common stock for any other shares, for cash or other property.

CAN I STILL SELL MY SHARES?
Yes. Neither the Asset Purchase Agreement nor the proposed asset sale will affect your right to sell or otherwise transfer your shares of common stock.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED ASSET SALE?
Norland Medical will recognize gain or loss on the proposed asset sale in an amount equal to the difference between the amount realized from the proposed asset sale and its adjusted bases in the assets sold. However, it is anticipated that any such gain will be offset by current operating losses and net operating loss carryforwards. Accordingly, Norland Medical does not believe that the proposed asset sale will result in any Federal income tax liability to it. Whether any state or local income tax would be incurred as a result of the proposed asset sale depends upon the amount of gain allocable to a particular state and the amount and availability of any current operating losses or net operating loss carryforwards in that particular state.

If a stockholder chooses to sell his or her shares, that stockholder may owe taxes as a result of that sale. Stockholders are encouraged to contact their own tax advisors to discuss tax issues relating to their transactions involving our common stock.

WHAT DO I NEED TO DO NOW?
You simply need to vote, sign and return your proxy in the postage prepaid envelope. Please mark your vote with care.

WHO SHOULD I CALL IF I HAVE FURTHER QUESTIONS?
If you have questions about any of the proposals after reading this Proxy Statement, you may contact Reynald G. Bonmati, President, Treasurer and Chairman of the Board of Directors, at (914) 694-2285.

                                 PROXY STATEMENT

                          NORLAND MEDICAL SYSTEMS, INC.


                       106 Corporate Park Drive, Suite 106
                            White Plains, N. Y. 10604
                                 (914) 694-2285

                         Annual Meeting of Stockholders
                          To be Held on April 11, 2002

                                                                  March 29, 2002

                               GENERAL INFORMATION

      This Proxy Statement is being mailed on or about March 29, 2002 to holders of record as of February 25, 2002 of the common stock, par value $0.0005 per share, of Norland Medical Systems, Inc. in connection with the solicitation by our Board of Directors of a proxy in the enclosed form for the 2002 Annual Meeting of stockholders of Norland Medical to be held on Thursday, April 11, 2002 at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604, at 9:00 a.m., local time. Our principal executive offices are located at 106 Corporate Park Drive, Suite 106, White Plains, NY 10604.

      A proxy card is enclosed for your use. YOU ARE REQUESTED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE, MARK AND PROMPTLY RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which requires no postage if mailed in the United States.

      If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with the instructions marked on the card. If you return your signed proxy card, but do not indicate any voting preferences, your proxy will be voted "FOR" each of the proposals, and in the discretion of the proxies named in your proxy card as to any other matters that may properly come before the Annual Meeting. Please sign your name exactly as it appears on the proxy card.

      You may revoke your proxy by attending the Annual Meeting (or any adjournment thereof) in person and voting by ballot, or either by marking and executing another proxy that bears a later date or by delivering written notice of revocation of your proxy to the Secretary of Norland Medical at our executive offices at any time prior to the Annual Meeting (or any adjournment thereof).

RECORD DATE; OUTSTANDING SHARES

      The close of business on February 25, 2002 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

      As of February 25, 2002, there were 29,544,621 shares of common stock issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. Norland Medical has no other class of voting securities entitled to vote, and our stockholders do not have cumulative voting rights. The presence of the holders of a majority of the outstanding shares of common stock, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The accompanying proxy card is intended to permit a stockholder as of February 25, 2002 to vote at the Annual Meeting on the proposals described in this Proxy Statement, whether or not such stockholder attends the Annual Meeting in person. Persons who acquire shares of our common stock after the close of business on February 25, 2002 will not be entitled to vote such shares at the Annual Meeting by proxy or by voting at the Annual Meeting in person, unless properly authorized by the record holder of such shares as of such date.

      With respect to the election of directors, you may vote in favor of all nominees, or withhold your votes as to all nominees, or withhold your votes as to specific nominees. Checking the box that withholds authority to vote for a nominee is the equivalent of abstaining. The six nominees who receive the greatest number of votes cast for the election of directors by shares entitled to vote and present in person or by proxy at the Annual Meeting will be elected directors.

      With respect to each of the proposals other than the election of directors, you may vote in favor of the proposal, against the proposal, or abstain from voting. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal 2. Proposals 3 and 4 require the affirmative vote of a majority of our outstanding shares common stock.

      The number of shares abstaining on each proposal are counted and reported as a separate total. Abstentions are included in the tally of shares represented, but are not included in the determination of the number of votes cast for or against a particular proposal. Therefore, abstentions would have the effect of a vote cast against a particular proposal.

      Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors and certain other "routine" matters if the clients have not timely furnished voting instructions prior to the Annual Meeting. Certain proposals are "non-discretionary;" brokers who have received no instructions from their clients do not have discretion to vote on those proposals. When a broker votes a client's shares on some, but not all, of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorum at the Annual Meeting, but are not considered "present" for purposes of voting on the non-discretionary proposals. Accordingly, they have no impact on the outcome of proposals on "routine" matters such as Proposals 1 and 2, but effectively act as votes against Proposals 3 and 4 require the affirmative vote of the holders of a majority of the outstanding shares of common stock at the Annual Meeting in person or represented by duly executed proxies and entitled to vote on the subject matter.

      Pursuant to an agreement dated February 27, 2002, between CooperSurgical Acquisition and Reynald G. Bonmati, Norland Medical's President, Treasurer and Chairman of the Board of Directors, Mr. Bonmati is contractually obligated to vote in favor of the proposed asset sale the 4,000,230 shares of common stock that he directly owns and for which he has sole voting power (equal to approximately 13.5% of the outstanding shares of our common stock). In addition, pursuant to an agreement dated February 27, 2002, between CooperSurgical Acquisition and Bones, L.L.C. (of which Mr. Bonmati is the managing member), Bones, L.L.C. is contractually obligated to vote its 11,831,916 shares of common stock (equal to approximately 40% of the outstanding shares of our common stock) in favor of the proposed asset sale. Mr. Bonmati has also stated that he will vote in favor of each of the other Proposals. ACCORDINGLY, MR. BONMATI'S VOTING POWER OVER A MAJORITY OF THE SHARES OF NORLAND MEDICAL'S COMMON STOCK AND HIS

AGREEMENT TO VOTE IN FAVOR OF EACH OF THE PROPOSALS ASSURE THAT EACH OF THE PROPOSALS WILL BE APPROVED.

      If shares represented in person or by proxy at the meeting are not sufficient to constitute a quorum, the meeting may be adjourned in order to permit further solicitation of proxies by Norland Medical. Proxies given pursuant to this solicitation and not revoked will be voted at any adjournment of the Annual Meeting in the manner set forth above. Please note that any properly executed proxies received from stockholders that are voted against the proposed asset sale will not be voted in favor of approving any adjournment of the Annual Meeting.

      The  expense  of  preparing,   printing  and  mailing  proxy  solicitation
materials will be borne by Norland Medical. In addition, certain of our directors, officers, representatives and employees may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from Norland Medical for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by Norland Medical for their reasonable expenses - estimated by us to be approximately $3,200 - for sending proxy solicitation materials to the beneficial owners of common stock.

      Our Annual Report to Stockholders for the fiscal year ended December 31, 2001, which contains our Form 10-K for such year including financial statements, is enclosed with this Proxy Statement. EACH PERSON WHO IS THE SUBJECT OF THIS SOLICITATION MAY OBTAIN A COPY OF OUR FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, WITHOUT CHARGE, BY WRITING TO RICHARD RAHN, SECRETARY OF NORLAND MEDICAL, AT OUR HEADQUARTERS, 106 CORPORATE PARK DRIVE, SUITE 106, WHITE PLAINS, NEW YORK 10604. The Annual Report does not constitute a part of this Proxy Statement.

                                 STOCK OWNERSHIP

      The following table sets forth information regarding the beneficial ownership of our common stock as of February 25, 2002 by (i) each person known by Norland Medical to be the beneficial owner of more than 5% of its common stock (based solely upon filings by said persons with the Securities and Exchange Commission on Schedule 13D or Schedule 13G pursuant to Section 13 of the Securities Exchange Act of 1934, as amended), (ii) each current director and nominee for election as a director, (iii) each named executive officer (as defined below) and (iv) all directors and executive officers as a group (based solely in respect of clauses (ii), (iii) and (iv) upon information furnished by such persons). Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.


Name of Beneficial Owner**                Shares(1)    Percent(1)
--------------------------                ---------    ----------

Reynald G. Bonmati (2)...............    17,592,774         58.2%

Bones, L.L.C.........................    11,831,916         40.0%

Albert S. Waxman (3)................      1,711,828          5.8%

Richard Rahn  (4)....................         2,500             *

Ralph J. Cozzolino (4)...............        34,250             *

Terry A. Pope (4) ...................         8,750             *

James J. Baker (5)...................       321,540          1.1%

Michael W. Huber  (3) ...............     1,978,766          6.7%

Andre-Jacques Neusy (4) .............        26,250             *

Jeremy C. Allen (4)..................        76,250             *

All directors and executive officers
of Norland Medical as a group (nine
persons) (2), (3), (4) and (5) ......    21,757,908         71.4%
______________________
*   Less than 1%.

** The address of Bones, L.L.C. and of each executive officer and director listed above, for purposes hereof, is c/o Norland Medical, 106 Corporate Park Drive, Suite 106, White Plains, NY 10604.

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares that are subject to options, warrants, rights or conversion privileges, and are exercisable or convertible within 60 days of February 25, 2002 are deemed owned and outstanding for the purpose of calculating the percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person.

(2) Includes 678,750 shares issuable pursuant to stock options exercisable within 60 days of February 25, 2002. Includes the 11,831,916 shares held of record by Bones, L.L.C., that Mr. Bonmati may be deemed to beneficially own. Mr. Bonmati is the managing member of Bones, L.L.C. Such beneficial ownership is disclaimed by Mr. Bonmati, except to the extent of his proportionate interest in such entities. Also includes 1,081,878 shares held by Mr. Bonmati's wife, as a trustee for their children, with respect to which Mr. Bonmati disclaims beneficial ownership. Pursuant to an agreement, dated February 27, 2002, between CooperSurgical Acquisition and Bones, L.L.C., Bones, L.L.C. is contractually obligated to vote its 11,831,916 shares of common stock (equal to approximately 40% of the outstanding shares of common stock) in favor of the proposed asset sale. As the managing member of Bones, L.L.C., Mr. Bonmati will be voting such shares on behalf of Bones, L.L.C. Mr. Bonmati has also stated that he will, on behalf of Bones, L.L.C, vote such shares in favor of each of the other Proposals.

(3) Includes 26,250 shares issuable pursuant to stock options exercisable within 60 days of February 25, 2002.

(4) Consists solely of shares issuable pursuant to stock options exercisable within 60 days of February 25, 2002.

(5) Includes 26,250 shares issuable pursuant to stock options exercisable within 60 days of February 25, 2002. Also includes 295,290 shares held by Mr. Baker's wife, with respect to which Mr. Baker disclaims beneficial ownership.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Our By-Laws authorize our Board of Directors to fix the number of directors of Norland Medical. The number of directors is currently fixed at six. The Board of Directors has nominated the six persons named below to serve as directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each nominee is presently a director of Norland Medical and was reelected to the Board at the 2001 Annual Meeting of Stockholders. The Board of Directors believes that each of the nominees will stand for election and will serve if elected as director. Each of the Directors consents to serving if elected and to being named. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may (i) designate a substitute nominee or nominees, in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee(s), (ii) allow the vacancy to remain open until a suitable candidate or candidates are located or (iii) by resolution, provide for fewer directors. Proxies for this Annual Meeting may not be voted for more than six nominees.

      Set forth below is certain information with respect to each nominee for election as a director of Norland Medical at the Annual Meeting (based solely upon information furnished by such person).

JEREMY C. ALLEN, age 53, has served as a director of Norland Medical and Special Marketing Advisor to the President of Norland Medical since October 1997. From 1995 to 1997, he was Vice President-Marketing and a member of the U.S. Executive Committee of Merck, U.S. Human Health. He founded and became President of Merck's Bone Measurement Institute in 1995. From 1992 to 1995, Mr. Allen provided general management and marketing consulting services to Medco
Containment Services and Medical Marketing Group, two companies that were subsequently acquired by Merck. Mr. Allen holds a B.A. degree from the University of Kent, England.

JAMES J. BAKER, age 70, has served as a director of Norland Medical since May 1995. He has been a private investor for the past 13 years, specializing in start-up venture capital. He is currently a consultant at Flight Landata, Inc., a company involved in multi-spectral remote sensing. Previously, Mr. Baker spent 12 years at Cullinet Software Corporation serving initially as Vice President in charge of technical development and later as Senior Vice President in charge of Customer Support. He holds a B.S. degree in Mathematics from the Massachusetts Institute of Technology.

REYNALD G. BONMATI, age 54, has served as a director of Norland Medical since its formation in December 1993 and has served as Chairman of the Board, President and Treasurer of Norland Medical since January 1994. Mr. Bonmati has served, and is currently serving, as President of Bones L.L.C., a private investment firm, since its formation in 1997, and as President of Bionix L.L.C., an importer of medical and non-medical devices since its formation in 1998. Mr. Bonmati received B.S. and M.S. degrees from the Institute National Superieur de Chimie Industrielle, France, an M.S. degree from the Ecole Nationale Superieure du Petrole et des Moteurs and an M.B.A. degree from the University of Paris, France.

MICHAEL W. HUBER, age 74, has served as a director of Norland Medical since May 1995. Over five years ago, he was the Chairman, Chief Executive Officer and a director, of J.M. Huber Corporation, a diversified family-owned company engaged in natural resource development, specialty chemical, specialty equipment and wood product manufacturing.

ANDRE-JACQUES NEUSY, M.D., age 58, has served as a director of Norland Medical since September 1997. Dr. Neusy is a Research Scientist and Attending Physician at Tisch Hospital Center/NYU Medical Center and the Medical Director of the Dialysis Unit and Chief of Nephrology at Bellevue Hospital Center in New York City. He has been associated with both hospitals since 1978. Dr. Neusy is also Associate Professor of Clinical Medicine at New York University School of
Medicine and Attending Physician in Nephrology at the New York Veteran's Administration Hospital. Dr. Neusy received a B.A. degree from the International School in Lubumbashi, Zaire, and a M.D. degree from the Free University of Brussels Medical School.

ALBERT S. WAXMAN, Ph.D., age 62, has served as a director of Norland Medical since January 1994. Dr. Waxman is a co-founder and Senior Managing Member of Psilos Group Managers, LLC, a venture capital firm specializing in e-health and healthcare services investments since 1998. Prior to co-founding Psilos, Dr. Waxman was, from 1993 to 1998, Chairman and Chief Executive Officer of Merit Behavioral Care Corporation, a healthcare company. Dr. Waxman is Chairman of the Board of Directors of several Psilos portfolio companies, including Healthcare, Inc., e-Health Direct and Active Health Management. Dr. Waxman received a B.S.E.E. degree from City College of New York and M.A. and Ph.D. degrees from Princeton University. He serves on the Advisor Council of Princeton University's School of Engineering and Applied Sciences.

VOTE REQUIRED FOR APPROVAL

      Directors of Norland Medical are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. Accordingly, the six director nominees receiving the greatest number of votes cast will be elected, regardless of the number of votes withheld for the election of such director nominees. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted FOR the election of all six persons nominated to serve as directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL SIX PERSONS NAMED ABOVE TO SERVE AS DIRECTORS.

BOARD ORGANIZATION AND MEETINGS

      During the year ended December 31, 2001, the Board of Directors held two meetings and acted on three other occasions by unanimous written consent. Except for Dr. Waxman, who could not attend either meeting but participated in all three actions by unanimous consent, and Mr. Baker and Mr. Huber (who each missed one meeting) each director attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors held in fiscal year 2001 during his tenure as a director or member of the Committee on which he serves.

      There are two standing Committees:

      AUDIT COMMITTEE. The Audit Committee was established in June 1995 and consists of Michael W. Huber, Chairman, Jeremy C. Allen, James J. Baker and Reynald G. Bonmati. The Audit Committee: (i) makes recommendations to the Board of Directors with respect to the independent accountants who conduct the annual audit of our accounts; (ii) reviews the scope of the annual audit and meets with our independent accountants to review their findings and recommendations; (iii) approves major accounting policies or changes to such policies; and (iv) periodically reviews principal internal controls to assure that Norland Medical is maintaining a sound and modern system of financial controls. The Audit

Committee is governed by an Audit Committee Charter. Other than Mr. Bonmati, the members of the Audit Committee are "independent," using the independence standard adopted by the NASDAQ Stock Market. The Board of Directors has determined in its business judgment that the relationship between Mr. Bonmati and Norland Medical does not interfere with his exercise of independent judgment. The Audit Committee held five meetings in fiscal year 2001.

      COMPENSATION COMMITTEE. The Compensation Committee was established in June 1995. The Compensation Committee consists of James J. Baker, Chairman, Michael
W. Huber, Andre-Jacques Neusy and Albert S. Waxman. None of such members are, or ever were, executive officers or employees of Norland Medical. During the last fiscal year, none of the executive officers of Norland Medical served on the board of directors or on the compensation committee of any other entity, any of whose executives served on our Board of Directors. The Compensation Committee periodically determines the amount and form of compensation and benefits payable to all executive officers and certain other management personnel. This Committee also performs duties of administration with respect to Norland Medical's Amended and Restated 1994 Stock Option and Incentive Plan. The Compensation Committee held two meetings, and acted on four other occasions by unanimous written consent, during fiscal year 2001.

DIRECTORS' REMUNERATION

      Under the 2000 Non-Employee Directors' Stock Option Plan, each non-employee director receives options to acquire shares of our common stock, vesting in four equal annual installments, commencing on the first anniversary of the date of grant, at an exercise price per share not lower than the market value on the date of grant. A grant to acquire 50,000 shares is effective on the date of the director's first election to the Board of Directors and a grant to acquire 5,000 shares is effective on each date of the director's re-election to the Board of Directors. For each of Mr. Allen, Mr. Baker, Dr. Neusy, Mr. Huber and Dr. Waxman, 50,000 options were granted on June 2, 1999 at an exercise price of $0.67 per share, and 5,000 options were granted on June 1, 2000 at an exercise price of $0.531 per share. Each member of the Board of Directors received 5,000 options on June 13, 2001 at an exercise price of $0.085 per share. Directors who are employees of Norland Medical do not receive additional compensation for serving as directors. No member of the Board of Directors was paid compensation during fiscal year 2001 for his service as a director of Norland Medical other than pursuant to the standard compensation arrangements described above.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

COMPANY NOTES TO CERTAIN DIRECTORS

      Norland Medical has borrowed $50,000 (together with interest at a rate of 10% per annum) from Mr. Huber, a director, pursuant to a Note, dated September 20, 2001, due by March 31, 2002. Norland Medical is obligated to prepay the note within 10 days following the earlier occurrence of: (i) its receipt of at least $2,000,000 from an equity financing or (ii) its sale of substantially all its assets. Norland Medical intends to pay the principal amount (together with all unpaid interest) following the consummation of the proposed asset sale.

      Norland Medical has also borrowed $75,000 (together with interest at a rate of 10% per annum) from Mr. Huber pursuant to a Note, dated January 8, 2002, due by June 30, 2002. Norland Medical is obligated to prepay the note within 10 days following the earlier occurrence of: (i) its receipt of at least $2,000,000 from an equity financing or (ii) its sale of substantially all its assets. Norland Medical intends to prepay the principal amount (together with all unpaid interest) following the consummation of the proposed asset sale.

      Norland Medical has also borrowed $25,000 (together with interest at a rate of 10% per annum) from Mr. Allen, a director, pursuant to a Note, dated January 9, 2002, due by June 30, 2002. Norland Medical is obligated to prepay the note within 10 days following the earlier occurrence of: (i) its receipt of at least $2,000,000 from an equity financing or (ii) its sale of substantially all its assets. Norland Medical intends to prepay the principal amount (together with all unpaid interest) following the consummation of the proposed asset sale.

      Norland Medical has also borrowed $75,000 (together with interest at a rate of 10% per annum) from Mr. Huber pursuant to a Note, dated March 13, 2002, due by September 30, 2002. Norland Medical is obligated to prepay the Note within 10 days following the earlier occurrence of: (i) its receipt of at least $2,000,000 from an equity financing or (ii) its sale of substantially all its assets. Norland Medical intends to prepay the principal amount (together with all unpaid interest) following the consummation of the proposed asset sale.

      Norland Medical has also borrowed $25,000 (together with interest at a rate of 10% per annum) from Mr. Baker, a director, pursuant to a Note, dated March 13, 2002, due by September 30, 2002. Norland Medical is obligated to prepay the note within 10 days following the earlier occurrence of: (i) its receipt of at least $2,000,000 from an equity financing or (ii) its sale of substantially all its assets. Norland Medical intends to prepay the principal amount (together with all unpaid interest) following the consummation of the proposed asset sale.

      Mr. Allen provided limited consulting services to Norland Medical during fiscal year 2001. Mr. Allen was not paid cash for his services. He has been granted options, with an exercise price of $0.15 per share, to purchase shares of our common stock.

      In connection with the acquisition of all of the issued and outstanding common stock of Norland Corporation by Norland Medical on September 11, 1997, a note payable was issued to the seller, NMS BV. As of December 31, 2001, $80,267 of the note payable was held by Mr. Bonmati, who purchased the note from Bones L.L.C., of which he is the managing member. Norland Medical made a payment of $10,014 on the note during 2001. This note bears interest at a rate of 6.5% per annum and is due by September 11, 2002. If Norland Medical does not pay the entire principal in full by September 11, 2002, it may elect to extend the maturity date for an additional period of two years. The interest rate on the note will increase to 7.5% per annum if Norland Medical elects to extend the maturity date. Norland Medical is obligated to prepay the note if it receives at least $2,000,000 in net proceeds from an equity financing.

TRANSACTIONS WITH BIONIX L.L.C.

      Norland Medical and Bionix L.L.C., a company of which Reynald G. Bonmati, the President and Chairman of the Board of Norland Medical, is President and principal stockholder, are parties to three exclusive four-year sub-distribution agreements pursuant to which Norland Medical has the right to purchase and sell certain systems and products from Bionix at a fixed percentage discount from contractually-stated selling prices. Under two separate sub-distribution agreements, dated October 1, 1999, Norland Medical has the right to purchase and sell the Orbasone and Galileo systems and products. Under the third sub-distribution agreement, dated February 17, 2000, Norland Medical has the right to purchase and sell the Genestone 190 systems and products. The Orbasone systems and products have not yet been approved by the U.S. Food and Drug

Administration for sale in the U.S. During fiscal year 2001, Norland Medical purchased from Bionix systems and products for approximately $488,000.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table provides, for the periods indicated, summary information concerning the cash and non-cash compensation earned by, or awarded to, Norland Medical's President (the Chief Executive Officer) and each of the three other most highly compensated executive officers (although the total annual salary and bonus for certain of such officers did not exceed $100,000 in fiscal year 2001) who were serving as executive officers as of December 31, 2001 (collectively, the named executive officers):

--------------------------------------------------------------------------------
                                                    Long-Term
                                                   Compensation
                                                      Awards
Name and Principal                                  Securities
  Position                                           Underlying     All Other
                          Year  Salary($) Bonus($)    Options      Compensation
                                                      (#)(1)         ($)(2)
--------------------------------------------------------------------------------
Reynald G. Bonmati.....   2001  408,369      0       180,000         3,357
   Chairman of the        2000  400,000      0       680,000         3,357
   Board, President and   1999  400,000      0       135,000         3,232
   Treasurer
--------------------------------------------------------------------------------
Ralph J. Cozzolino.....   2001  153,069      0        58,000         1,768
   Vice President, Sales  2000  149,800      0        10,000         1,768
   And Marketing, North   1999  149,800      0        8,000          1,630
   America
--------------------------------------------------------------------------------
Terry Pope.............   2001   99,640      0        15,000         2,303
   Vice President and     2000   93,377      0        10,000         1,905
   General Manager,       1999   65,221      0        5,000          1,090
   Fort Atkinson Facility
--------------------------------------------------------------------------------
Richard L. Rahn........   2001   65,000      0        40,000         1,225
   Vice President,        2000   16,250      0        10,000          79
   Finance, Controller    1999    N/A       N/A        N/A            N/A
   and Secretary
--------------------------------------------------------------------------------
    _______________

(1) Represents shares of common stock issuable upon exercise of options granted to the named executive officers.

(2) Represents life insurance and long-term disability premiums paid by Norland Medical, and, for Messrs. Bonmati, Cozzolino, Pope and Rahn, also includes $2,625, $1,036 $1,604 and $700, respectively, of Company contributions to their respective 401(k) plans.

EXECUTIVE OFFICERS

      The executive officers of Norland Medical presently are Mr. Bonmati, who is President, Treasurer and Chairman of the Board; Ralph J. Cozzolino, Vice President-Sales and Marketing, North America; Terry Pope, Vice President and General Manager, Fort Atkinson Facility; and Richard L. Rahn, Vice President-Finance and Controller.

      The following sets forth certain information with respect to the current executive officers of Norland Medical who are neither directors nor nominees for election as directors:

      NAME                   AGE
      ----                   ---
      RALPH J. COZZOLINO     56
      Mr. Cozzolino has served as Vice President of Sales and Marketing, North America since October 1998. From May 1996 to September 1998, Mr. Cozzolino was Norland Medical's Regional Sales Manager for the eastern United States and Canada.

      TERRY POPE             49
      Mr. Pope has served as Vice President and General Manager of the Fort Atkinson Facility since October 1999. From February 1999 to October 1999, Mr. Pope was the Customer Service Manager of Norland Medical. From 1996 until he joined Norland Medical in February 1999, Mr. Pope was Service Manager for
Dynapro Thin Films, a manufacturer and servicer of touch screen systems and electronic controls.

      RICHARD L. RAHN        50
      Mr. Rahn has served as Vice President and Controller since September 2000. From 1997 until he joined Norland Medical, Mr. Rahn was Controller/CFO for Power Proxy Adhesives, a developer, manufacturer and distributor of epoxy adhesives.

EMPLOYMENT AGREEMENTS

      During fiscal year 2000, Norland Medical entered into a new employment agreement with Reynald G. Bonmati, Chairman of the Board, President, Treasurer and a director of Norland Medical. The term of the employment agreement is from November 1, 2000 to December 31, 2003. The agreement includes a base salary of $400,000, which is subject to increases to reflect cost of living increases, as shown by the Consumer Price Index for the New York-Northwestern New Jersey area. The base salary may also be increased upon annual review by, and in the discretion of, the Compensation Committee. Mr. Bonmati is also entitled to an annual bonus payment equal to 5% of Norland Medical's annual consolidated income before taxes, payable within 30 days after the release of Norland Medical's audited financial statements for such year. No bonus was paid with respect to fiscal year 2001. Following the end of each fiscal quarter during the term of the employment agreement, Mr. Bonmati is to be granted options under our Amended and Restated 1994 Stock Option and Incentive Plan to purchase up to 45,000 shares of common stock. Such options are to be granted two days after Norland Medical announces its earnings for such quarter. The exercise price of such options will be the closing price on each respective date of grant, and the options will vest in four equal annual installments. Norland Medical's obligation to grant such options is subject to sufficient shares being available for grant. If Norland Medical terminates Mr. Bonmati's employment during the term of the employment agreement other than for cause, all unvested options will be deemed vested, and all vested options will be exercisable at any time during the period ending on the first anniversary date of such termination.

OPTION GRANTS/EXERCISES IN FISCAL YEAR 2001

      The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 2001 to the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------
                                  Percentage
                                  of Total                               Potential Realizable
                     Number of    Options                                  Value at Assumed
                     Securities   Granted                               Annual Rates of Stock
                     Underlying   to Employees                          Price Appreciation For
                     Options         in        Exercise or                  Option Term (2)
                      Granted     Fiscal Year  Base Price   Expiration  ------------------------
Name                   (#)(1)       (%)        ($/sh)       Date            5%($)          10%($)
------------------------------------------------------------------------------------------------
Reynald G. Bonmati.... 45,000        8         0.0938        4/06/2011      2,655         6,727
                       45,000        8          0.08         5/17/2011      2,264         5,737
                       45,000        8          0.13         8/16/2011      3,679         9,323
                       45,000        8         0.062        11/15/2011      1,755         4,447
------------------------------------------------------------------------------------------------
Ralph J. Cozzolino.... 58,000       11          0.06        10/31/2011      2,189         5,546
------------------------------------------------------------------------------------------------
Terry Pope............ 15,000        3         0.062        12/9/2011         585         1,482
------------------------------------------------------------------------------------------------
Richard L. Rahn....... 40,000        7          0.06        10/31/2011      1,509         3,825
------------------------------------------------------------------------------------------------

_______________

(1) All options were granted pursuant to our Amended and Restated 1994 Stock Option and Incentive Plan. All options are incentive stock options, except those granted to Mr. Bonmati, which are non-qualified stock options. 25% of the options granted become exercisable on each of the four anniversary dates following the date of grant.

(2) Pursuant to Securities and Exchange Commission rules, the table shows the value of the options at the end of the option terms (ten years) if the underlying market price of our common stock were to appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

      The following table sets forth certain information concerning the exercise of options to purchase common stock by the named executive officers during fiscal year 2001 and the value at December 31, 2001 of outstanding options held by each of the named executive officers.

 OPTION EXERCISES IN FISCAL YEAR 2001 AND VALUE OF OPTIONS AT DECEMBER 31, 2001

--------------------------------------------------------------------------------------------------------

                                              Number of Unexercised        Value of Unexercised In-the-
                                               Options Held at Fiscal       Money(1) Options at Fiscal
                                                  Year End (#)                   Year End ($)(2)
                                            ------------------------------------------------------------

                    Shares
                    Acquired on
                    Exercise      Value
       Name            (#)      Realized($)  Exercisable  Unexercisable  Exercisable  Unexercisable
       ----         ----------  -----------  -----------  -------------  -----------  -------------

Reynald G. Bonmati      0            0        552,500         802,500         0             0

Ralph Cozzolino         0            0         29,750          70,250         0             0

Terry Pope              0            0          5,000          25,000         0             0

Richard L. Rahn         0            0          2,500          47,500         0             0

_______________

(1) Options are "in-the-money" if the closing market price of the common stock exceeds the exercise price of the options.

(2) The per share exercise prices of all such options exceeded $.04, the closing price of a share of the common stock on December 31, 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      GENERAL. Our Compensation Committee is composed of four independent, non-employee directors. The Compensation Committee and the Board of Directors believe that compensation must be competitive, but that it should also be directly and materially linked to Norland Medical's performance. The compensation program is designed to attract and retain executive talent, to motivate executives to maximize operating performance, to provide an opportunity to measure performance on an individual basis, as well as on an overall company-wide basis, and to link executive and stockholder interests through the grant of stock options.

      The key components of our executive compensation program consist of salary, bonuses and stock options. The Compensation Committee's policy with respect to each of these elements, including the basis of the compensation awarded to Mr. Bonmati, Norland Medical's President and Treasurer, are discussed below. Through this program, a significant portion of Norland Medical's executive compensation is linked to performance and the alignment of executive interests with those of stockholders. The long-term compensation of all Company executive officers consists of stock options and the short term compensation consists of base salary and, in certain cases, bonuses.

      BASE SALARY. Norland Medical has established base salary levels based upon competitive market pay rates, each executive's role in Norland Medical and each executive's performance over time (including, where relevant, an executive's performance prior to joining Norland Medical). Base salaries for executives are reviewed annually based on a variety of factors, including individual performance, market salary levels for comparable positions within comparable companies and Norland Medical's overall financial results, and may be adjusted to reflect such factors. In the case of Mr. Cozzolino, a portion of his compensation is based upon commissions.

      BONUSES. At the end of each year, bonuses for executive officers may be recommended by Norland Medical and reviewed and approved by the Compensation Committee. Any such bonuses will be payable out of a bonus pool determined by the Board of Directors or the Compensation Committee, and will be determined by measuring such officer's performance, the performance of the operations for which such officer has primary responsibility and Norland Medical's overall performance against target performance levels to be established by the Compensation Committee. No bonuses were awarded to any executive officer for fiscal year 2001.

      STOCK OPTIONS. The Compensation Committee believes that aligning management's interests with those of our stockholders is an important element of our executive compensation plan. Stock options align the interests of employees and stockholders by providing value to the executive officers through stock price appreciation only. At December 31, 2001, options to purchase an aggregate of 2,319,500 shares of common stock were outstanding under our Amended and Restated 1994 Stock Option and Incentive Plan. In all cases, the exercise prices of these options are not less than the fair market value of the common stock on the respective grant dates.

      Future awards of stock options will be made at the discretion of the Compensation Committee, in certain cases based upon recommendations of Norland Medical's President. The size of such grants, in general, will be evaluated by regularly assessing competitive market practices, the individual's position and level of responsibility within Norland Medical, and the overall performance of Norland Medical, including its historic financial success and its future prospects. Norland Medical believes that stock options are the single most important element in providing incentives for management performance and intends to continue to award significant stock options to officers and other key employees.

      COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Effective November 1, 2000, Norland Medical entered into the Employment Agreement with Mr. Bonmati described above (see "--Executive Compensation-Employment Agreements"). The Compensation Committee was of the view that it was critically important to Norland Medical that it be able to demonstrate to third parties with whom Norland Medical deals (e.g., potential customers and potential sources of financing) Mr. Bonmati's firm commitment to Norland Medical for the long term. Mr. Bonmati's base salary for fiscal year 2001 was $408,369 and the terms of the Employment Agreement remained unchanged during fiscal year 2001. No bonus was earned by Mr. Bonmati for fiscal year 2001.

      Under Mr. Bonmati's Employment Agreement, as described above, Mr. Bonmati is to be granted options to purchase 45,000 shares of common stock each quarter. Accordingly, he was granted an aggregate of 180,000 options in fiscal year 2001. Such options were granted two days after Norland Medical announced its earnings for such quarter. The exercise prices were the closing prices on the respective dates of grant and the options vest in four equal annual installments.


                                        COMPENSATION COMMITTEE:
                                           Albert S. Waxman
                                           James J. Baker
                                           Michael W. Huber
                                           Andre-Jacques Neusy

                             AUDIT COMMITTEE REPORT

      Management is responsible for Norland Medical's internal controls and the financial reporting process. Our independent auditor is responsible for performing an independent audit of Norland Medical's consolidated financial hstatements in accordance with U.S. generally accepted auditing standards. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee reviewed and discussed the audited financial statements with both Company management and Deloitte & Touche LLP, our independent auditor in fiscal year 2001. Specifically, the Audit Committee discussed with Deloitte matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

      The Audit Committee received from Deloitte the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte the issue of its independence from Norland Medical.

      Based on the Audit Committee's review of the audited financial statements and its discussions with both management and Deloitte noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

AUDIT FEES

      Norland Medical was invoiced $122,975 in fees by Deloitte for accounting services rendered to the Company in 2001, including $107,975 for the audit of the 2000 financial statements and $15,000 for the review of financial statements included in Norland Medical's quarterly reports for the first three quarters of 2001 on its Form 10-Qs. Our current auditors, Imowitz Koenig & Co., LLP, did not provide any services to Norland Medical during fiscal year 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      Norland Medical did not pay Deloitte any fees for financial information systems design and implementation services provided to Norland Medical in fiscal year 2001.

ALL OTHER FEES

      Norland Medical paid Deloitte an additional $19,700 for other services, including tax compliance, tax consultation and the audit of Norland Medical's benefit plan, provided to Norland Medical in fiscal year 2001. Imowitz Koenig & Co., LLP has not billed any fees to Norland Medical in respect of fiscal year 2001.

      The Audit Committee has considered whether the provision of non-audit services by Deloitte was compatible with maintaining its independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as our independent auditors.

                                                AUDIT COMMITTEE:
                                                Jeremy C. Allen
                                                James J. Baker
                                                Reynald G. Bonmati
                                                Michael W. Huber

                             STOCK PERFORMANCE GRAPH

      The following graph compares, from August 2, 1996, the one-year anniversary of the date that our common stock began trading on The NASDAQ National Market following its initial public offering, through December 31, 2001, the percentage change in the common stock to the cumulative total return of the NASDAQ Composite Index (NASDAQ Composite) and the S&P Healthcare (Medical Products and Supplies) Midcap Index (Healthcare Midcap). The graph plots the changes in value of an initial $100 investment over the indicated time period, assuming the reinvestment of any dividends.

      From August 2, 1995 to September 23, 1998, the common stock was traded on the NASDAQ National Market. It is now quoted on the OTC Bulletin Board.

                       As of                  As of December 31,
                     August 2,  ------------------------------------------------
                        1995     1995   1996    1997   1998  1999   2000   2001
                     -----------------------------------------------------------
Norland Medical       $ 100     $ 221  $  96   $ 107  $   3 $   8  $   1  $   1
NASDAQ Composite      $ 100     $ 107  $ 131   $ 160  $ 223 $ 414  $ 251  $ 198
Healthcare Midcap     $ 100     $ 120  $ 141   $ 171  $ 247 $ 235  $ 266  $ 313


                           TOTAL SHAREHOLDER RETURNS
                                [GRAPHIC OMITTED]

EDGAR REPRESENTATIONS OF DATA POINTS USED IN PRINTED GRAPHIC:

DOLLARS



                                  YEARS ENDING

                          8/2/95  12/31/95   1996    1997    1998    1999    2000    2001
Norland Medical          $ 100    $ 221      $  96   $ 107   $   3   $   8   $   1   $   1
NASDAQ Composite         $ 100    $ 107      $ 131   $ 160   $ 223   $ 414   $ 251   $ 198
Healthcare Midcap        $ 100    $ 120      $ 141   $ 171   $ 247   $ 235   $ 266   $ 313


      The performance of our common stock reflected above is not necessarily indicative of future performance of the common stock. The performance graph which appears above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such Acts, except to the extent that Norland Medical specifically incorporates this information by reference.

                                   PROPOSAL 2

                       APPOINTMENT OF INDEPENDENT AUDITORS

      Upon recommendation of the Audit Committee of our Board of Directors, and subject to ratification by our stockholders, the Board of Directors has appointed Imowitz Koenig & Co., LLP as independent public accountants to examine Norland Medical's consolidated financial statements for the fiscal years ending December 31, 2001 and 2002. Representatives of Imowitz Koenig & Co., LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the Annual Meeting.

      On January 29, 2002, Norland Medical decided not to reappoint Deloitte as its independent accountants and Deloitte was dismissed. Deloitte performed the audit of Norland Medical's 1998, 1999 and 2000 financial statements. The decision to dismiss Deloitte and change accountants was solely dictated by cash flow considerations and was approved by the Audit Committee of the Board of Directors. On February 4, 2002, Norland Medical appointed Imowitz Koenig & Co., LLP to perform the audit of Norland Medical's 2001 and 2002 financial statements and such firm has performed the 2001 audit. Imowitz Koenig & Co., LLP has not billed any fees to Norland Medical.

      No report by Deloitte on Norland Medical's financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for the year ended December 31, 2000 which contained an explanatory paragraph regarding Norland Medical's ability to continue as a going concern.

      During our two most recent fiscal years and the interim period preceding the date of Deloitte's dismissal, Norland Medical had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make a reference thereto in Deloitte's report on the consolidated financial statements for such periods.

      Deloitte has not advised Norland Medical of any reportable event as defined in paragraphs (A) through (D) of Regulation S-K Item 304 (a)(1)(v) promulgated under the Securities Exchange Act of 1934, as amended.


VOTE REQUIRED FOR APPROVAL

      The affirmative vote of a majority of the shares of common stock present in person or represented by proxies at the Annual Meeting is required to ratify the appointment of our independent accountants.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF IMOWITZ KOENIG & CO., LLP AS INDEPENDENT ACCOUNTANTS TO EXAMINE NORLAND MEDICAL'S CONSOLIDATED FINANCIAL STATEMENTS FOR FISCAL YEARS 2001 AND 2002.

                                   PROPOSAL 3

                             THE PROPOSED ASSET SALE

GENERAL

      Our Board of Directors has unanimously approved the Asset Purchase Agreement, dated as of February 27, 2002 (as amended by Amendment No. 1, dated as of March 4, 2002, Amendment No. 2, dated as of March 11, 2002, and Amendment No. 3, dated as of March 22, 2002), among CooperSurgical Acquisition Corp., CooperSurgical, Inc., Norland Corporation and Norland Medical Systems, Inc., a copy of which is set forth as EXHIBIT A to this Proxy Statement. Pursuant to the Asset Purchase Agreement, each of Norland Medical and Norland Corporation will sell to CooperSurgical Acquisition all of Norland Medical's and Norland Corporation's assets that relate to the development, manufacture, sale and service of bone densitometer products. These assets consist of products designed to aid in the detection and monitoring of bone diseases, and in the assessment (through the assessment of both bone mineral content and bone density) of the effect of existing and potential therapies for the treatment of such diseases.

NORLAND MEDICAL SYSTEMS, INC. AND NORLAND CORPORATION

      Norland Medical develops, manufactures, sells and services bone densitometer products. Such products are designed to aid in the detection and monitoring of bone diseases, and in the assessment (through the assessment of both bone mineral content and bone density) of the effect of existing and potential therapies for the treatment of such diseases. Norland Medical also markets and services other musculoskeletal devices used in sports medicine, rehabilitative medicine and pain management, as well as state-of-the-art lithotripters used in urology to treat kidney stones. Norland Corporation is a wholly-owned subsidiary of Norland Medical. Norland Corporation owns certain of the fixed assets used in the manufacturing of bone densitometers distributed by Norland Medical.

COOPERSURGICAL ACQUISITION AND COOPERSURGICAL, INC.

      CooperSurgical Acquisition is a wholly-owned subsidiary of The Cooper Companies, Inc., a public company, whose common stock is traded on the New York Stock Exchange under the symbol, "COO." CooperSurgical Acquisition will acquire the assets in the proposed asset sale. CooperSurgical, Inc. is a subsidiary of The Cooper Companies, Inc. and markets diagnostic products, surgical instruments and accessories to the women's healthcare market. CooperSurgical, Inc. has agreed to guarantee the performance of all obligations and liabilities of CooperSurgical Acquisition, pursuant to Section 12.14 of the Asset Purchase Agreement. The principal executive offices of such companies are located at 95 Corporate Drive, Trumbull, CT 06611. The telephone number of such company is
(800) 645-3760.

PAST RELATIONSHIP BETWEEN COOPERSURGICAL, INC. AND NORLAND MEDICAL

      We have had an agreement with CooperSurgical, Inc. since November 2000, under which CooperSurgical, Inc. currently serves as a third-party dealer and distributor for certain of Norland Medical's products. These products include the Excell, Excell Plus, XR36 / XR46, Apollo DXA, Discovery, pDEXA and the C.U.B.A. Clinical Ultrasound. CooperSurgical, Inc. has paid no royalties or other payments to Norland Medical pursuant to the distribution agreement. Following is a list of all sales made to CooperSurgical, Inc. pursuant to the distribution agreement.

    Date       Product     Qty.  Purchase Price
    ----       -------     ----  --------------

01/26/2001      Cuba        3     $ 28,497.00
03/31/2001   Literature           $    328.00
06/21/2001   Literature           $    105.47
06/27/2001   Cuba Repair    1     $    561.10

Following is a list of all sales made by CooperSurgical pursuant to the distribution agreement.

    Date       Product     Qty.  Purchase Price
    ----       -------     ----  --------------

 02/05/2001     Excell      1     $ 28,916.00
 03/06/2001     Excell      1     $ 28,916.00
 03/28/2001      Cuba       1     $ 11,817.00
 05/01/2001     Excell      1     $ 28,913.00
 05/07/2001     Excell      1     $ 28,916.00
 05/07/2001     Excell      1     $ 28,916.00
 05/18/2001      Cuba       1     $ 10,225.00
 05/18/2001      Cuba       1     $ 10,225.00
 07/09/2001      Cuba       1     $ 10,225.00
 09/11/2001     Excell      1     $ 28,916.00
 09/11/2001     Apollo      1     $ 14,463.00
 09/13/2001     Apollo      1     $ 14,463.00
 09/19/2001     Excell      1     $ 28,916.00
 10/20/2001     Excell      1     $ 28,916.00
 10/31/2001     Excell      1     $ 28,916.00
 01/28/2002      Cuba       1     $ 10,225.00


REASONS FOR THE PROPOSED ASSET SALE

      Approximately five years ago, the Board of Directors realized that a stand-alone bone densitometry business was not a viable business and that Norland Medical had either to merge into one of its two main U.S. competitors, diversify its operations through acquisitions or be sold to a company wishing to diversify by entering the bone densitometry market. Since a diversification program through acquisitions was not possible because of our lack of capital and cash flow shortage, the Board believed it was necessary to pursue either a sale or merger of the company or its business. The bone densitometry industry continued to consolidate over the past five years and it has been extremely challenging for us to remain a viable business despite our implementation of cost-cutting measures and lowering of prices of our products. Therefore, in 1997, the Board of Directors instructed, Mr. Bonmati, our Chief Executive Officer to identify potential candidates for merger or acquisition. From 1997 to 2001, Mr. Bonmati had numerous meetings and discussions with representatives of the following companies regarding the possible sale of the company or its business: OEC Medical Systems (discussions in 1997; OEC was subsequently acquired by General Electric), Hologic (discussions in 1997 and 1998), Lunar (discussions in 1997, 1998 and 1999 - Lunar subsequently acquired by General Electric), OSI Systems (1998), Del Global Technologies (discussions in 1998 and
1999), Medstone (discussions in 2000), Misonix (discussions in 2001) and GE Lunar following the acquisition of Lunar by General Electric (discussions in 2001). None of these meetings or discussions resulted in any agreement for sale or merger because terms for sale or merger could not be agreed upon.

      In June 2001, Mr. Bonmati, Chief Executive Officer of the Company, initiated discussions with CooperSurgical, Inc. regarding the possible purchase by CooperSurgical, Inc. or one of its affiliates of the business of Norland Medical relating to the development, manufacture, sale and service of bone densitometer products. In December 2001, Mr. Bonmati entered into extensive negotiations with CooperSurgical and a term sheet for the proposed asset sale was agreed upon on December 31, 2001.

      In arriving at its determination that the proposed asset sale is in the best interests of Norland Medical and its stockholders, the Board of Directors carefully considered a number of factors. These factors included, without assigning any specific or relative weight to these factors:

     o    The terms and conditions of the Asset Purchase Agreement;
     o    The lack of other formal offers;
     o The financial terms of the proposed asset sale as compared to the financial terms of other recent asset sales in the industry for comparably-situated entities;
     o Norland Medical's historical performance, including the general financial conditions and prospects, and historical stock and earnings performance;
     o The competitive nature of the bone densitometry systems market and the fact that Norland Medical faces competition from larger, well-financed businesses that have vast distribution channels and strong brand recognition;
     o    Norland Medical's immediate cash needs; and
     o Norland Medical's opportunity to use the proceeds from the proposed asset sale to develop the sale of new musculoskeletal products.

      The Board of Directors also considered certain risks and other potentially negative factors concerning the proposed asset sale, including (i) the fact that the proposed asset sale would prevent Norland Medical from realizing any future growth in the densitometry market, (ii) the possibility of not receiving any earn-out payments; and (iii) the risk that Norland Medical could be exposed to future indemnification payments for breaches of its representations and agreements contained in the Asset Purchase Agreement. In the view of the Board of Directors, these considerations were not material or sufficient either individually or in the aggregate to outweigh the advantages of the proposed asset sale. The Board of Directors believes that consummating the proposed asset sale would provide much needed cash and be advantageous to our focus on the development and sale of new musculoskeletal products.

BACKGROUND OF THE TRANSACTION

      As mentioned above, in December 2001, Mr. Bonmati entered into extensive negotiations with CooperSurgical and a term sheet for the proposed asset sale was agreed upon on December 31, 2001. The Asset Purchase Agreement entered into by Norland Medical and Norland Corporation with CooperSurgical Acquisition and CooperSurgical, Inc. was based on the terms contemplated by the term sheet. The term sheet included two alternatives for the purchase price of the business being sold by us, one of which had to be exercised at the election of Norland Medical on or before January 15, 2002:

          o The first purchase price alternative contemplated the sum of (i) $7,000,000, of which $1,000,000 would be held back ($500,000 until payments would be required to be made based on a closing statement, as of the closing of the proposed asset sale, and the balance until 90 days after the end of CooperSurgical's first full fiscal year which begins after the closing, but not later than January 31, 2004), PLUS OR MINUS (ii) the excess (or deficiency) of the amount by which the value of the tangible assets acquired would exceed (or would be less than) the value of the liabilities assumed, calculated as of the closing date and as stated on the closing statement.
          o The second purchase price alternative contemplated the sum of (i) $6,000,000, of which $1,000,000 would be held back ($500,000 until payments would be required to be made based on a closing statement, as of the closing of the proposed asset sale, and the balance until 90 days after the end of CooperSurgical's first full fiscal year which began after the closing, but not later than January 31, 2004), PLUS OR MINUS (ii) the excess (or deficiency) of the amount by which the value of the tangible assets acquired would exceed (or would be less than) the value of the liabilities assumed, calculated as of the closing date and as stated on the closing statement PLUS (iii) for the 12-month period following the closing of the transaction, for the second 12-month period following the closing of the transaction, and for the third 12-month period following the closing of the transaction, respectively, an earn-out amount equal to (A) one half of CooperSurgical's average gross margin for the aggregate sales of the products acquired in the proposed asset sale and the McCue C.U.B.A. product, MULTIPLIED BY (B) the amounts by which the aggregate sales of such products exceed $10,000,000, $11,000,000 and $12,000,000 in such periods, respectively.

      Since   the   $10,000,000,    $11,000,000   and   $12,000,000   thresholds
(contemplated by the earn-out provisions of the second purchase price alternative) were lower than Norland Medical's recent historical sales of the applicable products, we elected the second purchase price alternative. However, based principally on CooperSurgical's findings in its ongoing due diligence of Norland Medical's and Norland Corporation's financial information, CooperSurgical sought to renegotiate the purchase price and the parties agreed to reduce the purchase price to the sum of $5,000,000, of which $1,000,000 would be held back, PLUS the earn-out amount. The earn-out amount was also renegotiated to equal (A) 20% (for the 12-month period following the closing of the transaction), 21% (for the second 12-month period following the closing of the transaction) and 22% (for the third 12-month period following the closing of the transaction), MULTIPLIED BY (B) the excess of the amounts by which CooperSurgical's net sales of the acquired products and the McCue C.U.B.A. product exceed $10,000,000, $11,000,000 and $12,000,000 in such periods, respectively, as such amounts may from time to time be adjusted. At the February 20, 2002 meeting of our Board of Directors, First Albany delivered an oral opinion, later confirmed in writing, that the purchase price for the assets to be sold by Norland Medical to CooperSurgical Acquisition was fair to the holders of Norland Medical's common stock from a financial point of view.

      The Asset Purchase Agreement was entered into on February 27, 2002. Other than the purchase price, the terms of the Asset Purchase Agreement reflected, in material respects, the terms agreed to by the parties in the December 31, 2001 term sheet. Subsequent to the execution of Asset Purchase Agreement, the parties agreed, on March 11, 2002, in Amendment No. 2 to the Asset Purchase Agreement, to decrease by $500,000 the amount of the purchase price payable to Norland Medical at the closing and to correspondingly increase by $500,000 the amount held back. Additionally, based on CooperSurgical's findings in its ongoing due diligence of Norland Medical's financial information, the parties agreed to reduce the earn-out payment to an amount equal to (A) 16% (for the 12-month period following the closing of the transaction), 17% (for the second 12-month period following the closing of the transaction) and 18% (for the third 12-month period following the closing of the transaction), multiplied by (B) the excess of the amounts by which CooperSurgical's net sales of the acquired products and the McCue C.U.B.A. product exceed $10,000,000, $11,000,000 and $12,000,000 in such periods, respectively, as such amounts may from time to time be adjusted. Our Board of Directors were advised by First Albany Corporation that the changes contemplated by Amendment No. 2 to the Asset Purchase Agreement did not affect First Albany's opinion that the purchase price for the assets to be sold by Norland Medical and Norland Corporation to CooperSurgical Acquisition is fair to the holders of Norland Medical's common stock from a financial point of view.

THE PROPOSED ASSET SALE

      Subject to approval of Norland Medical's stockholders and other customary conditions set forth in the Asset Purchase Agreement, each of Norland Medical and Norland Corporation will sell, and CooperSurgical Acquisition will purchase, at the closing of the proposed asset sale, assets of Norland Medical, including all products, intellectual property and tangible property that relate to the bone densitometry business. Prior to the closing, Norland Medical will have to change its corporate name. See Proposal 4.

THE ASSET PURCHASE AGREEMENT

      The following contains a summary of the material provisions of the Asset Purchase Agreement. The summary description does not purport to be complete and is qualified in its entirety by the full text of the Asset Purchase Agreement. Stockholders are urged to read the Asset Purchase Agreement in its entirety.

      THE PURCHASE PRICE

      CooperSurgical Acquisition will pay to Norland Medical for the assets that will be sold in the proposed asset sale a purchase price not to exceed $12,000,000 for the assets, consisting of

     (a)  a payment of $3,500,000 at the Closing,
     (b)  a holdback of $1,500,000, and
     (c) potential earn-out payments of up to $8,000,000 (subject to a maximum purchase price of $12,000,000).

      The $1,500,000 holdback funds will be distributed based on the following conditions:

     (i) $1,000,000 of the holdback funds

          (a) LESS the amount (if any) of losses suffered by CooperSurgical and subject to indemnification by Norland Medical under the Asset Purchase Agreement and

          (b) LESS any tangible net asset deficiency amount (specifically, such amount by which the accrued expenses of Norland Medical exceed, on the date of the closing of the transaction, the value of the inventory, fixed assets, accounts receivable and prepaid expenses, advances and deposits of the bone densitometry business of Norland Medical) or PLUS any tangible net asset surplus amount (specifically, such amount by which the value of the inventory, fixed assets, accounts receivable and prepaid expenses, advances and deposits of the bone densitometry business of Norland Medical exceed, on the date of the closing of the transaction, the accrued expenses of Norland Medical)

          are to be released by CooperSurgical Acquisition to Norland Medical within 120 days of the date of the closing of the proposed asset sale; and

     (ii) the remaining $500,000 of the holdback funds less (a) the amounts of any losses suffered by CooperSurgical and subject to indemnification by Norland Medical not previously deducted from the previously released holdback funds) and (b) any tangible net asset deficiency amount not previously deducted from the previously released holdback funds are to be released by CooperSurgical Acquisition to Norland Medical on the earlier of ninety days after CooperSurgical Acquisition's first full fiscal year following the date of the closing of the proposed asset sale and January 31, 2004.

     The earn-out payments are to be calculated based on CooperSurgical Acquisition's net sales over three twelve-month periods of (i) the products sold by Norland Medical to CooperSurgical Acquisition in the proposed asset sale, (ii) the McCue C.U.B.A. product and (ii) each bone measurement product (other than the Sahara Clinical Bone Sonometer of Hologic, Inc.) that shall be acquired or introduced after the closing of the proposed asset sale by CooperSurgical Acquisition and its affiliates during the earn-out periods. The earn-out payments will equal (A) 16% (for the 12-month period following the closing of the transaction), 17% (for the second 12-month period following the closing of the transaction) and 18% (for the third 12-month period following the closing of the transaction), multiplied by the excess of the amounts by which CooperSurgical's net sales of products (described in the previous sentence) exceed $10,000,000, $11,000,000 and $12,000,000 in such periods, respectively, as such amounts may from time to time be adjusted.

      The purchase price adjustment and earn-out provisions are described in greater detail in Article 3 of the Asset Purchase Agreement.

      ASSUMED LIABILITIES

      Pursuant to Section 2.1 of the Asset Purchase Agreement, CooperSurgical Acquisition will assume certain operating liabilities, including liabilities to be set forth on a closing statement to be prepared by CooperSurgical Acquisition and delivered to Norland Medical within 120 days of the closing date of the sale. These liabilities include:

     o All liabilities accruing from and after the closing date that relate to assigned contracts;
     o Specified product warranty obligations (to the extent set forth on the closing statement) of Norland Medical to third parties;
     o Specified accrued trade accounts payable (to the extent set forth on the closing statement) of Norland Medical;
     o Specified accrued unearned service revenue (to the extent set forth on the closing statement) of Norland Medical;
     o Specified accrued expenses (to the extent set forth on the closing statement), including expenses with respect to employees of Norland Medical who are hired by CooperSurgical Acquisition; and
     o All liabilities that relate to the conduct of the sold bone densitometer business after the closing date.

      REPRESENTATIONS AND WARRANTIES OF NORLAND MEDICAL AND NORLAND CORPORATION

      Norland Medical and Norland Corporation have made representations and warranties as to the following matters: our organization, good standing, qualification and power; authority; non-contravention; consents; the accuracy of our filings with the Securities and Exchange Commission; absence of undisclosed liabilities or changes; tax matters; title to assets, properties and rights and related matters; real property; intellectual property; no defaults under agreements; absence of litigation; compliance, governmental authorizations; Food and Drug Administration and other compliance; insurance; labor relations; ERISA compliance; environmental matters; brokers; accounts and notes receivable; accounts and notes payable; inventories; related transactions; suppliers and vendors; customers; warranties of products, products liability, regulatory compliance; sufficiency of assets; bankruptcy; opinion of financial advisor and voting agreement; and disclosures. We believe our representations and warranties are customary for a transaction of this type. See Article 5 of the Asset Purchase Agreement for the specific representations and warranties made by Norland Medical and Norland Corporation.

 REPRESENTATIONS AND WARRANTIES OF COOPERSURGICAL ACQUISITION AND COOPERSURGICAL

      CooperSurgical Acquisition and CooperSurgical have made representations and warranties as to the following matters: organization, corporate authority; corporate action, authority, no conflicts; consent; brokers; litigation; and financing. We believe these representations and warranties are customary for a transaction of this type. See Article 6 of the Asset Purchase Agreement for the specific information regarding such representations and warranties made by CooperSurgical Acquisition and CooperSurgical.

      COVENANTS

      Pursuant to Section 7.2 of the Asset Purchase Agreement, Norland Medical has agreed that from and after the date of the Asset Purchase Agreement until the earlier of the closing of the acquisition or the termination of the Asset Purchase Agreement, it will (subject to certain exceptions), among other things:

     o    Conduct business substantially as presently operated;
     o Not enter into any transaction other than in the ordinary course of business;
     o Not dispose of any assets to be sold to CooperSurgical Acquisition other than in the ordinary course of business;
     o Use commercially reasonable efforts to maintain the business to be sold to CooperSurgical Acquisition;
     o Not enter into certain contracts without the consent of CooperSurgical Acquisition;
     o Not increase the compensation of certain employees without the consent of CooperSurgical Acquisition;
     o Not pay or discharge liabilities or collect accounts receivable inconsistent with past practice;
     o Not change the accounting methods used in respect of its business in any material respects;
     o    Not amend Norland Medical's certificate of incorporation or bylaws; or
          o Not authorize any of the foregoing.

      CONDITIONS OF THE PROPOSED ASSET SALE

      According to Article 8 of the Asset Purchase Agreement, before the parties can consummate the proposed asset sale, certain conditions must be satisfied on or prior to the closing date, including that representations and warranties shall have been true and correct in all material respects, all covenants shall have been performed, and all necessary approvals shall have been obtained. In addition, Reynald G. Bonmati, Norland Medical's President, Treasurer and Chairman of the Board of Directors, shall have executed a consulting agreement with CooperSurgical that will require him (i) to offer certain consulting services for one year to CooperSurgical Acquisition and (ii) not to compete with CooperSurgical Acquisition for five years. Under the consulting agreement, Mr. Bonmati will be paid a fee of $100,000 plus "deal" fees to be based upon transaction value in connection with transactions between CooperSurgical (or any of its affiliates) and entities which are introduced by Mr. Bonmati. Mr. Bonmati has agreed to remit the $100,000 and any "deal" fees paid to him to Norland Medical.

      NON-COMPETE AGREEMENT

      In connection with the proposed asset sale, Norland Medical will agree not to directly or indirectly compete with the bone densitometry business (with the exception of the products listed below) for five years after the closing of the proposed asset sale pursuant to a Non-Competition Agreement to be entered into with CooperSurgical Acquisition. The following products of Norland Medical are not subject to the Non-Competition Agreement:

            1.     SABRE (Small Animal Bone Research Equipment);

            2.     Galileo(TM) Exercise and Therapeutic Systems;

            3.     Leonardo(TM) Human Performance Monitoring Systems;

            4. Orbasone(TM) Pain Management Systems (ESWT) and similar systems;

            5.     Genestone 190(TM) Lithotripsy Systems

            6. The following specifically identified Peripheral Quantitative Computed Tomography (pQCT(TM)) Devices which are designed for clinical and research applications (and no other such devices):

            XCT 960
            XCT 2000
            XCT 3000
            XCT 3000D
            XCT 960A
            XCT 960M
            XCT Research SA
            XCT Research SA+
            XCT Research M
            XCT Research M+
            XCT Microscope
            Fan Beam o-Scope
            XCT 3000
            XCT 3000 D
            XCT 3000 Research
            And modifications to such specifically identified devices.

      The pQCT Devices may be purchased only by us from Stratec Medizintechnik GmbH and its successors and we may not purchase any other p-QCT devices from any person other than Stratec or its successors. Norland Medical may not manufacture, market, distribute or sell any other p-QCT Devices for five years after the closing of the proposed asset sale.

      LEGAL, ACCOUNTING AND OTHER EXPENSES

      Each party is responsible for paying its own fees and expenses it incurs in connection with the proposed asset sale, including legal, accounting and due diligence fees.

      INDEMNIFICATION

      Pursuant to Article 9 of the Asset Purchase Agreement, each party (Norland Medical on the one hand and CooperSurgical Acquisition on the other) has agreed to indemnify the other party for any losses arising from or in connection with
(i) any untrue or inaccurate representation or warranty made by such party, as well as any breach thereof and (ii) any breach by such party of an agreement contained in the documents relating to the proposed asset sale. Among other things, Norland Medical has agreed to also indemnify CooperSurgical Acquisition and CooperSurgical with respect to losses incurred by them in connection with liabilities and assets not assumed by CooperSurgical Acquisition. Among other things, CooperSurgical Acquisition has agreed to also indemnify Norland Medical with respect to any losses incurred by it in connection with liabilities assumed by CooperSurgical Acquisition. To the extent CooperSurgical Acquisition is entitled to any payment for indemnification, it may offset any amounts due by it under the Asset Purchase Agreement to Norland Medical by the amount of the indemnification payment.

      Pursuant to Section 9.5 of the Asset Purchase Agreement, there are certain limitations on indemnification obligations of the parties. Before a party can be indemnified against any losses attributable to a breach of representation or warranty (other than any due to actual fraud), that party must incur cumulative losses in excess of $100,000, in which case, that party will be indemnified only for losses that exceed $100,000. No such limitation exists for other losses for which a party is indemnified, including a breach of a representation or warranty due to actual fraud. In addition, any indemnification obligation in respect of a breach of representation or warranty (not due to actual fraud) is capped at an amount equal to 50% of the aggregate purchase price. No such cap exists for any other losses that are attributable to other breaches, including a breach of a representation or warranty due to actual fraud.

      TERMINATION

      Pursuant to Section 10.1 of the Asset Purchase Agreement, the Asset Purchase Agreement may be terminated at any time prior to the Closing by:

     o    Mutual consent of CooperSurgical Acquisition and Norland Medical; or
     o CooperSurgical Acquisition, if (i) Norland Medical commits a willful or material breach of any representation, warranty, covenant or agreement set forth in the Asset Purchase Agreement and does not cure such breach within 10 days after it receives written notice from CooperSurgical Acquisition of such breach; (ii) the matters contained in a supplement or amendment of any schedule constitute a material adverse change from September 30, 2001; (iii) our Board of Directors changes in a manner materially adverse to CooperSurgical Acquisition its approval or recommendation of the proposed asset sale or the terms and conditions of the Asset Purchase Agreement; or (iv) the closing conditions (which include the approval of the proposed asset sale by Norland Medical's stockholders) are not satisfied or waived by April 12, 2002; or
     o Norland Medical, if (i) CooperSurgical Acquisition commits a willful or material breach and does not cure such breach within 10 days after it receives written notice of such breach; (ii) a third party makes an unsolicited bona fide offer that requires the Board of Directors to consider such offer and Norland Medical pays the expenses incurred by CooperSurgical Acquisition; (iii) CooperSurgical Acquisition does not agree to waive any breach by Norland Medical of any representation, warranty or condition to the closing; (iv) the closing conditions (which include the approval of the proposed asset sale by Norland Medical's stockholders) are not satisfied or waived by April 12, 2002; or (v) our Board of Directors withdraws, modifies or changes in a manner adverse to CooperSurgical Acquisition its recommendation of the proposed asset sale (in which case, Norland Medical will be obligated to pay the expenses (up to $250,000) incurred by CooperSurgical Acquisition in connection with the proposed asset sale); or
     o Either CooperSurgical Acquisition or Norland Medical if any permanent injunction or other order of a governmental entity preventing the closing shall have become final and nonappealable.

      PRORATION OF TAXES AND OTHER EXPENSES

      Taxes and rent accrued on the facilities and personal property of Norland Medical will be apportioned on a pro-rata basis to the day preceding the closing date, whether or not such taxes are then due. All water, sewer expense, licensing and permit fees, costs and rental on equipment which are part of the assets to be purchased in the proposed asset sale will be apportioned on a pro-rata basis to the day preceding the closing date of the acquisition. See
Section 11.3 of the Asset Purchase Agreement for further details.

USE OF PROCEEDS FROM THE PROPOSED ASSET SALE

      If the asset sale is consummated, we will use the net proceeds, estimated to be approximately $3,150,000 PLUS up to an additional $1,500,000 from the amount held back by CooperSurgical Acquisition (i) to fund our research and development programs (including the development of non-invasive musculoskeletal devices); (ii) for general corporate purposes; (iii) to meet our working capital needs; and (iv) to satisfy our indebtedness, including an aggregate of $463,888 (including accrued and unpaid interest) to repurchase promissory notes previously issued to Nissho Iwai Corporation and Nissho Iwai American Corporation. Nissho Iwai Corporation holds a promissory note, dated as of March 28, 1999, pursuant to which we must pay Nissho Iwai Corporation on September 11, 2002 the amount of $463,888 plus accrued interest at a rate of 6.5% per annum. Additionally, Nissho Iwai American Corporation holds a promissory note, dated as of March 28, 1999, pursuant to which we must pay Nissho Iwai American Corporation on September 11, 2002 the amount of $695,831 plus accrued interest at a rate of 6.5% per annum. Both Nissho Iwai Corporation and Nissho Iwai American Corporation have agreed, pursuant to Note Repurchase Agreements, dated January 10, 2002 and December 28, 2001, respectively, to discount the promissory notes (and waive all accrued and unpaid interest amounts) in order to induce us to repurchase the promissory notes on or before April 30, 2002 for the amounts of $185,555 and $278,333, respectively, for an aggregate amount of $463,888.

Upon the closing of the asset sale, we will pay such amounts to Nissho Iwai Corporation and Nissho Iwai American Corporation.

PLANNED BUSINESS FOLLOWING THE PROPOSED ASSET SALE

      Following the asset sale, we intend to continue to market, sell and service a wide range of products used for diagnosis and physical therapy in sports medicine, rehabilitative medicine, pain management and urology through two divisions, a healthcare division and a sports division. The healthcare division will market, sell and service (1) peripheral quantitative computed tomography bone measurement systems, (2) extracorporal shock wave treatment systems and (3) patented exercise systems, all of which are used for diagnosis and physical therapy in sports medicine, rehabilitative medicine, pain management and urology. The sports division will market, sell and service patented exercise systems to fitness centers, gyms, sports clubs and associations and to the general public. We generated approximately $685,000 in fiscal year 2001 by marketing, selling and servicing products in these two divisions.

      Our healthcare division currently has two lines of products comprised of eight models that are approved for sale in the United States. All devices are presently approved for sale in the U.S by the Food and Drug Administration.: the XCT line has FDA 510(k) market clearance and is distributed directly in the U.S. and Canada; the Genestone line has FDA PMA market clearance and is distributed in the U.S. and Canada through an agreement with Philips Medical Systems, Inc. One line of products consists of seven models of XCT systems, which are used for pharmaceutical and clinical research related particularly to bone diseases. The other line of products consists of the Genestone 190, which is a lithotripter used for kidney stone therapy. Although Philips has started to market the Genestone, no unit has been sold to date.

      The healthcare division also has two lines of products under development comprised of five models. The devices are fully developed and are awaiting Food and Drug Administration approval to be marketed in the U.S. These systems include the Galileo 100, XS and 2000 models and the Leonardo Force Plate. A ruling has been requested from the Food and Drug Administration to allow certain claims in conjunction with the sale of the Galileo as an exempt system to improve mobility and blood circulation in conditions such as osteoarthritis, diabetes and stress incontinence. We are waiting for a response. We have also informed the FDA of our intent to file a pre-market approval application to market its Orbasone for the relief of minor pain in joints. A meeting has already been held with the Food and Drug Administration on March 14, 2002 to clarify the parameters. A full program is now being put together and will be funded with the proceeds from the sale of the bone densitometry business. It is reasonable to believe that pre-market approval would be achieved within 9 to 12 months.

      The sports division will market, sell and service patented exercise systems to fitness centers, gyms, sports clubs and associations and to the general public. These systems include the Galileo 100, XS and 2000 models and the Leonardo Force Plate. Although the systems have been fully developed and are ready for sale, a specific distribution network must be put in place to access the fitness market.

PRO FORMA FINANCIAL INFORMATION

      Please see pages PF-1 through PF-6 of this Proxy Statement for: (i) the Pro Forma Balance Sheet of Norland Medical which assumes the proposed asset sale occurred as of December 31, 2001 and (ii) the Pro Forma Statement of Operations which assumes that the proposed asset sale occurred as of January 1, 2001.

HISTORICAL FINANCIAL DATA

      Please see the enclosed 2001 Annual Report for historical information regarding the financial condition and audited financial statements of Norland Medical for the years ended December 31, 2001, 2000 and 1999.

      Please see pages UF-1 through UF-10 of this Proxy Statement for the unaudited financial statements of our bone densitometry business to be transferred in the asset sale for the years ended December 31, 2001, 2000 and 1999.

THE FAIRNESS OPINION

      Pursuant to a letter agreement dated January 10, 2002, First Albany Corporation was instructed by Norland Medical to provide certain financial advisory services and a financial fairness opinion in connection with the proposed asset sale.

      At the February 20, 2002 meeting of our Board of Directors, First Albany delivered an oral opinion, later confirmed in writing on February 28, 2002, to the effect that as of such date, based upon the assumptions made, matters considered and certain stated limits of review in connection with such opinion, the purchase price for the assets to be sold by Norland Medical to CooperSurgical Acquisition is fair to the holders of Norland Medical's common stock from a financial point of view. Subsequent to February 20, 2002, the Asset Purchase Agreement was amended on March 4, 2002, March 11, 2002, and March 22, 2002 and in connection with such amendments and based upon the assumptions made, matters considered and certain stated limits of review in connection with such opinion, First Albany advised our Board of Directors orally and then in writing on March 25, 2002 that the purchase price of the assets continued to be fair to the holders of Norland Medical's common stock from a financial point of view.

      Norland Medical and CooperSurgical Acquisition determined the amount of consideration to be paid through negotiations, not from recommendations of First Albany. Norland Medical has not imposed any limitations on First Albany with respect to the investigations made or procedures followed in rendering its opinion.

      The full text of First Albany's opinion to the Board of Directors, which sets forth the assumptions made, matters considered and limitations of review by First Albany, is attached (including the March 25, 2002 updated opinion) to this Proxy Statement as Exhibit B. You should read it carefully and in its entirety in connection with this Proxy Statement. The following summary of the First Albany opinion is qualified in its entirety by reference to the full text of the opinion. The opinion of First Albany is directed to the Board of Directors and does not constitute a recommendation as to any action any shareholder should take in connection with the proposed asset sale.

      First Albany has informed Norland Medical that in arriving at its opinion, First Albany, among other things:

     o Reviewed the Asset Purchase Agreement, dated as of February 27, 2002 (as amended by Amendment No. 1, dated as of March 4, 2002, Amendment No. 2, dated as of March 11, 2002, and Amendment No. 3, dated as of March 22, 2002);

     o Reviewed audited financial statements and related information of Norland Medical for the fiscal years ended December 31, 2001 and December 31, 2000;

     o Reviewed publicly available information concerning the historical prices and trading activity of Norland Medical's common stock;

     o Reviewed certain other financial and business information concerning the business and operations of Norland Medical and CooperSurgical Acquisition as well as similar information for certain other companies in lines of business it believed to be generally comparable to those of Norland Medical;

     o Discussed with members of the senior management of Norland Medical the past and current business operations, financial condition and future prospects of Norland Medical;

     o Reviewed management-prepared unaudited financial information related to the historical segment performance of the bone densitometry business and other management prepared analyses; and

     o Considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that it deemed appropriate, including, to the extent publicly available, the financial terms of comparable transactions.

      In preparing the First Albany opinion, First Albany relied upon and assumed, without assuming any responsibility for verification of the accuracy and completeness of, all of the financial and other information provided to it by Norland Medical, or otherwise publicly available, and has assumed that there have been no material changes in Norland Medical's business, operations, financial condition or prospects since the respective dates of such information. With respect to financial forecast information furnished to or discussed with First Albany by Norland Medical, First Albany has assumed that such information was reasonably prepared and reflected the best available estimates and judgment of Norland Medical's management as to the expected future financial performance of Norland Medical. First Albany further relied upon the assurance of the management of Norland Medical that they were unaware of any facts that would make the information provided to First Albany with respect to Norland Medical incomplete or misleading in any respect.

      First Albany also assumed, with our consent, that the proposed asset sale will be consummated in accordance with the terms described in the Asset Purchase Agreement (including Amendments No. 1, 2 and 3) attached to this Proxy Statement as EXHIBIT A, without any further amendments thereto and without waiver by Norland Medical of any of the conditions to its obligations thereunder and that all material governmental, regulatory or other consents and approvals would be obtained. First Albany further assumed that the representations and warranties of Norland Medical, Norland Corporation, CooperSurgical and CooperSurgical Acquisition contained in the Asset Purchase Agreement will be true and correct.

      In connection with the preparation of its opinion, First Albany was not authorized by Norland Medical or the Board of Directors to solicit, nor did First Albany solicit, third party indications of interest for the acquisition of the Assets or for a business combination involving Norland Medical.

      First Albany did not make an independent evaluation, appraisal or physical inspection of any of the assets, properties or facilities of Norland Medical, Norland Corporation, CooperSurgical or CooperSurgical Acquisition and was not furnished with any such evaluations or appraisals. First Albany also assumed that the proposed asset sale will be accounted for on a purchase basis under United States generally accepted accounting principles. First Albany did not evaluate the assets retained by Norland Medical and expresses no opinion as to the value of these assets or the prospects of Norland Medical as an ongoing entity. Finally, the First Albany opinion is based on economic, market and other conditions as in effect on, and the information made available to it as of, the date of such opinion.

      While the summary included in this Proxy Statement describes all analyses and examinations that First Albany stated were material to its opinion, it is not a comprehensive description of all analyses and examinations actually performed by First Albany. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial or summary description. First Albany has informed us that it believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all such analysis and factors, would create an incomplete view of the evaluation process underlying the First Albany opinion. Several analytical methodologies were used and no one method of analysis should be regarded as critical to the overall conclusion reached by First Albany. No company, business or transaction used in such analyses as a comparison is identical to Norland Medical, CooperSurgical or the proposed asset sale, nor is an evaluation of the results of such analyses entirely mathematical. First Albany has informed us that the conclusions reached by it are based on all analyses and factors taken as a whole and also on application of First Albany's own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. In addition, First Albany may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis should not be taken to be First Albany's view of the actual value of Norland Medical. It should be understood that although developments subsequent to March 25, 2002 might affect its opinion, First Albany does not have any obligation to update, revise or reaffirm its opinion and First Albany expressly disclaims any responsibility to do so.

      In performing its analyses, First Albany made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Norland Medical or CooperSurgical Acquisition. The analyses performed by First Albany are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of First Albany's analysis of the fairness of the price of the Purchased Assets from a financial point of view. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future. First Albany used in its analyses various projections of future results prepared by the management of Norland Medical. The projections are based on numerous variables and assumptions that are inherently unpredictable and subject to substantial uncertainty.

      Set forth below is a brief summary of material financial and comparative analyses performed by First Albany in arriving at the written opinion that it delivered to the Board of Directors on February 28, 2002. For the purposes of the financial analyses made by First Albany in respect of the February 28, 2002 opinion, First Albany assumed that there will be a net tangible asset deficiency equal to the amount of the holdback funds (although a net tangible asset surplus may, in fact, exist on the closing date of the proposed asset sale). First Albany did not calculate or project any net tangible asset deficiency or net tangible asset surplus and, for purposes of convenience, assumed that the holdback funds may not be paid. First Albany further assumed that any amounts not paid in cash will be offset by the deficiency (if any) in net assets at closing. In rendering the opinion, First Albany did not rely on the potential additional cash consideration that Norland Medical may receive from certain potential earn-out payments. First Albany believes that achieving any earn-out payments will positively affect the value of the consideration over the amounts it has considered in its analysis. On March 25, 2002, First Albany delivered to us an updated opinion based on the facts and qualifications set forth in its original opinion and subject to the conclusions reached upon review of each of the amendments to the Asset Purchase Agreement. The March 25, 2002 updated opinion provides that the purchase price of the assets continued to be fair to the holders of Norland Medical's common stock from a financial point of view.

      COMPARABLE PUBLIC COMPANY ANALYSIS. Using public and other available information, First Albany analyzed and compared selected data and ratios for Norland Medical to the corresponding data and ratios of certain medical imaging equipment vendors. These companies were selected because they have publicly traded securities and, First Albany believes, they have operating, market and trading valuations that are reasonably comparable to those that might be expected of Norland Medical. The companies against whose data and ratios Norland Medical's data and ratios were compared included:
        o Fischer Imaging Corp
        o Fonar Corp
        o Hologic, Inc.
        o Positron Corp.
        o Schick Technologies, Inc.

First Albany examined (i) the multiple of total enterprise value to the last twelve months revenue ending September 30, 2001, (ii) the multiple of total enterprise value to the last quarter annualized revenue ending September 30, 2001, (iii) the multiple of total enterprise value to the last twelve months earnings before interest, taxes, and depreciation ending September 30, 2001, and
(iv) the multiple of total enterprise value to the last quarter annualized earnings before interest, taxes, and depreciation ending September 30, 2001 for the peer group of comparable companies set forth above.

Revenue for Norland Medical reflects financial results for the bone densitometry business as prepared by management ("Segment Revenue"), for the 12 months ending December 31, 2001. Earnings before interest, taxes, and depreciation for Norland Medical reflects management's estimates of Norland Medical's earnings before interest, taxes, and depreciation, excluding all corporate overhead ("Segment EBITDA"), for the 12 months ending December 31, 2001.

As set forth in the following table, applying a range of multiples for the selected publicly traded companies of last twelve months revenues ending September 30, 2001 and last quarter annualized revenues ending September 30, 2001 to Norland Medical's last twelve months Segment Revenue ending December 31, 2001 of $8.6 million and Norland Medical's last quarter annualized Segment Revenue ending December 31, 2001 of $8.4 million for the bone densitometry business resulted in the following ranges of implied equity values:

                                                                Implied
                                   Implied                      Enterprise
                                   Enterprise                   Values
                      Median -     Values          Multiple     (in
                      Mean         (in millions)   Range        millions)
                      -----------  --------------  -----------  -------------
Last Twelve Months    1.9x - 2.0x  $16.1 - $16.7   1.0x - 3.3x   $8.8 - $28.0
Revenue Multiple
Last Quarter
Annualized            2.2x - 2.3x  $18.2 - $19.2   1.3x - 4.4x   $10.7 - $37.3
Revenue Multiple
Implied Acquisition
Purchase Price                     $4.8                          $4.8

As set forth in the following table, applying a range of multiples for the selected publicly traded companies of last twelve months earnings before interest, taxes, and depreciation ending September 30, 2001 and last quarter annualized earnings before interest, taxes, and depreciation ending September 30, 2001 to Norland Medical's last twelve months Segment EBITDA ending December 31, 2001 of $0.6 million and Norland Medical's last quarter annualized Segment EBITDA ending December 31, 2001 of $0.7 million resulted in the following ranges of implied equity values:

                                     Implied                     Implied
                                     Enterprise                  Enterprise
                                     Values                      Values
                      Median -       (in           Multiple      (in
                      Mean           millions)     Range         millions)
                      -------------  ------------  ------------  -------------
Last Twelve Months    19.6x - 19.6x  $11.7 -       15.3x - 24.0x $9.1 - $14.3
EBITDA Multiple                      $11.7
Last Quarter          23.8x -        $16.1 -       20.7x - 27.0x $14.0 - $18.3
Annualized
EBITDA Multiple       23.8x          $16.1
Implied Acquisition
Purchase Price                       $4.8                        $4.8

It should be understood that three of the five comparable companies, Fonar Corp., Hologic, Inc. and Positron Corp., had a negative last twelve months earnings before interest, taxes, and depreciation ending September 30, 2001 and a negative last quarter annualized earnings before interest, taxes, and depreciation ending September 30, 2001.

      COMPARABLE ACQUISITION ANALYSIS. First Albany examined the consideration paid, to the extent publicly available, in a number of strategic acquisitions in the medical imaging sector. The transactions reviewed for this analysis comprised 12 acquisitions completed or announced after January of 1999. For each such transaction First Albany examined (i) the multiple of the company's total enterprise value to its revenues for the 12 months preceding the transaction and
(ii) the multiple of the company's total enterprise value to its earnings before interest expense, taxes, depreciation expenses and amortization costs for the 12 months preceding the transaction. Revenue for Norland Medical reflects financial results for the bone densitometry business as prepared by management, for the 12 months ending December 31, 2001. Earnings before interest, taxes, and depreciation for Norland Medical reflects management's estimates of Norland Medical's earnings before interest, taxes, and depreciation, excluding all corporate overhead, for the 12 months ending December 31, 2001.

Based on this information and other publicly available information, the following table illustrates the implied equity values based on Norland Medical's last twelve months Segment Revenue ending December 31, 2001 of $8.6 million and Norland Medical's last twelve months Segment EBITDA ending December 31, 2001 of $0.6 million resulted in the following ranges of implied equity values:


                                     Implied                     Implied
                                     Enterprise                  Enterprise
                                     Values                      Values
                      Median -       (in            Multiple     (in
                      Mean           millions)      Range        millions)
                      -------------  -------------  -----------  -------------
Last Twelve Months    1.2x - 1.3x    $9.9 - $11.1   0.3x - 2.7x  $2.7 - $23.4
Revenue Multiple
Last Twelve Months    13.3x - 17.9x  $7.9 - $10.7   8.1x - 33.0x $4.8 - $19.7
EBITDA Multiple
Implied Acquisition
Purchase Price                       $4.8                        $4.8

It should be understood that only six comparable transactions are included in the last twelve months earnings before interest, taxes, and depreciation analysis; three of the target companies had negative last twelve months earnings before interest, taxes, and depreciation and three transactions did not have earnings before interest, taxes, and depreciation data available.

      Because the reasons for, and circumstances surrounding, each of the comparable transactions analyzed were diverse and due to the inherent differences between the operations and financial conditions of the selected companies and Norland Medical, First Albany believes that a purely quantitative comparable transaction analysis would not be dispositive in the context of the proposed asset sale. First Albany further believes that an appropriate use of a comparable transaction analysis in this instance involves qualitative judgments concerning the differences between the characteristics of these transactions and the proposed asset sale that would affect the value of the acquired companies and businesses and Norland Medical, those judgments being reflected in the First Albany opinion.

      DISCOUNTED CASH FLOW ANALYSIS. A discounted cash flow analysis is generally used to ascribe a present value to an anticipated future stream of cash flows based on assumptions relating to, among other things, (i) prevailing market conditions, (ii) costs of capital, (iii) free cash flows and (iv) terminal values for a company at the end of the forecast period. First Albany's analysis of the discounted cash flow yielded a negative value, based on Norland Medical's projected negative free cash flows, which include the current overhead functions not expected to be assumed by CooperSurgical, and management's uncertainty in its ability to continue to fund ongoing operations as a stand-alone entity. This analysis is supported by, among other the things; (i) discussions with Management which relayed a concern in financing the ongoing business within Norland Medical, (ii) Management's uncertainty in projecting future revenues and related net income (losses), (iii) the "Going-Concern" letter issued by our accountants for fiscal year 2000 and Norland Medical's status as a going-concern for fiscal years 2001 and 2002, and (iv) recent financial history for Norland Medical, including declining revenues and negative cash flows.

      The summary set forth above does not purport to be a complete description of the analyses conducted by First Albany. Further, First Albany was not asked to consider, and its opinion does not address, the relative merits of the proposed asset sale as compared to any alternative business strategy that may exist for Norland Medical. The First Albany opinion was among the many factors taken into consideration by the Board of Directors in making its determination to approve, and to recommend that its holders of common stock adopt, the Asset Purchase Agreement and should not be considered determinative of that decision.

      Norland Medical retained First Albany because it is a nationally recognized investment banking firm and because of its substantial experience as a financial advisor in connection with acquisitions similar to the proposed asset sale. Norland Medical and First Albany have not been engaged in any material relationship during the past two years. As part of its investment banking activities, First Albany is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. First Albany may trade the equity securities of Norland Medical and The Cooper Companies, Inc. for its own account and for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

      Pursuant to the engagement letter between Norland Medical and First Albany dated as of January 10, 2002, First Albany is entitled to receive $75,000 for its services, subject to the consummation of the proposed asset sale and its delivery of the fairness opinion. Such fee is payable without regard to the conclusion reached in the fairness opinion. The payment of First Albany's fee is contingent upon the consummation of the proposed asset sale. Pursuant to a separate indemnification agreement, Norland Medical has agreed to indemnify First Albany, its affiliates, and their respective partners, directors, officers, agents, consultants, employees and controlling persons against liabilities, including liabilities under the Federal securities laws. The terms of the fee arrangement with First Albany, which Norland Medical and First Albany believe are customary in transactions of this nature, were negotiated at arms' length between Norland Medical and First Albany, and the Board of Directors was aware of such fee arrangements.

VOTE OF CERTAIN SHAREHOLDERS

Pursuant to an agreement dated February 27, 2002, between CooperSurgical Acquisition and Reynald G. Bonmati, Norland Medical's President, Treasurer and Chairman of the Board of Directors, Mr. Bonmati is contractually obligated to vote in favor of the proposed asset sale, the 4,000,230 shares of common stock that he directly owns and for which he has sole voting power (equal to approximately 13.5% of the outstanding shares of common stock). In addition, pursuant to an agreement dated February 27, 2002, between CooperSurgical Acquisition and Bones, L.L.C. (of which Mr. Bonmati is the managing member), Bones, L.L.C. is contractually obligated to vote its 11,831,916 shares of common stock (equal to approximately 40% of the outstanding shares of common stock) in favor of the proposed asset sale. ACCORDINGLY, MR. BONMATI'S VOTING POWER OVER A MAJORITY OF THE SHARES OF NORLAND MEDICAL'S COMMON STOCK AND HIS AGREEMENT TO VOTE IN FAVOR OF THE PROPOSED ASSET SALE ASSURE THAT THE PROPOSED ASSET SALE WILL BE APPROVED.

VOTE REQUIRED FOR APPROVAL

      Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the outstanding shares of our common stock is required in order to approve the proposed asset sale. ACCORDINGLY, MR. BONMATI'S VOTING POWER OVER A MAJORITY OF THE SHARES OF NORLAND MEDICAL'S COMMON STOCK AND HIS AGREEMENT TO VOTE IN FAVOR OF THE PROPOSED ASSET SALE ASSURE THAT THE PROPOSED ASSET SALE WILL BE APPROVED.

      THE BOARD OF DIRECTORS HAS DETERMINED THAT THE PROPOSED ASSET SALE IS IN THE BEST INTERESTS OF NORLAND MEDICAL AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ASSET PURCHASE AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ASSET PURCHASE AGREEMENT.

                                   PROPOSAL 4

                   APPROVAL OF THE AMENDMENT OF THE COMPANY'S
                     CERTIFICATE OF INCORPORATION TO CHANGE
                    THE COMPANY'S NAME TO "ORTHOMETRIX, INC."

      We have agreed to sell the name "Norland" (and the goodwill connected with it) to CooperSurgical Acquisition in the proposed asset sale (See Proposal 3). The Board of Directors determined that it would be beneficial to change Norland Medical's name following the closing of the proposed asset sale in order to better reflect our focus on developing and selling products in more attractive markets.

      Accordingly, the Board of Directors has adopted an amendment to our Certificate of Incorporation which the Board of Directors is presenting for approval by the stockholders at the Annual Meeting. The text of such amendment is as follows:

"Article I to the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

      FIRST:     The name of the corporation is "Orthometrix, Inc."

      Please note that although this Proposal 4 is related to Proposal 3 (since the name of the Company is being changed only in connection with the proposed asset sale), it is to be voted on by you separately from Proposal 3.

VOTE REQUIRED FOR APPROVAL

      Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the outstanding shares of our common stock is required in order to approve the amendment to our Certificate of Incorporation.


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE ITS NAME TO "ORTHOMETRIX, INC."

                                      PROXY
                          NORLAND MEDICAL SYSTEMS, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 11, 2002

      The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Reynald G. Bonmati and Richard Rahn or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of common stock which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604, at 9:00 a.m., local time, on Thursday, April 11, 2002, or at any adjournment(s). The proxies shall vote subject to the directions indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and at any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified. Please note that any properly executed proxies received from Norland Medical's stockholders which are voted against the proposed asset sale will not be voted in favor of approving any adjournment of the Annual Meeting.

The nominees for director are: Jeremy C. Allen, James J. Baker, Reynald G. Bonmati, Michael W. Huber, Andre-Jacques Neusy and Albert S. Waxman.

                         (To Be Signed on Reverse Side.)

-------------------------------------------------------------------------------------------------------------------------
       ---
           Please mark
           your votes
           as in this
  A    X   example.
      ---

The Board of Directors  recommends that  stockholders vote FOR ALL directors and FOR Proposals 2, 3 and 4.

-------------------------------------------------------------------------------------------------------------------------
                                                                                          FOR     AGAINST       ABSTAIN
-------------------------------------------------------------------------------------------------------------------------
                 FOR  WITHHOLD                                 2. Selection of Imowitz
                 ALL  FOR ALL                                     Koenig & Co., LLP as
                                                                  Norland Medical's
                                                                  independent auditors
                                                                  for fiscal year 2002.
-------------------------------------------------------------------------------------------------------------------------
1. Election                       Nominees:  Jeremy  C. Allen
   of directors.                             James J. Baker
                                             Reynald G. Bonmati
                                             Michael W. Huber
                                             Andre-Jacques Neusy
                                             Albert S. Waxman
-------------------------------------------------------------------------------------------------------------------------
                                                                                          FOR     AGAINST       ABSTAIN
-------------------------------------------------------------------------------------------------------------------------
                                                               3. Approval of the
                                                                  proposed asset sale
                                                                  pursuant to an Asset
                                                                  Purchase Agreement,
                                                                  dated as of February
                                                                  27, 2002(as amended
                                                                  by Amendment No. 1,
                                                                  dated as of March 4,
                                                                  2002, Amendment No. 2,
                                                                  dated as of March 11,
                                                                  2002, and
                                                                  Amendment No.3, dated
                                                                  as of March 22,
                                                                  2002), among
                                                                  CooperSurgical
                                                                  Acquisition Corp.,
                                                                  CooperSurgical, Inc.,
                                                                  Norland Corporation
                                                                  and Norland Medical.
-------------------------------------------------------------------------------------------------------------------------
                                                                                          FOR     AGAINST       ABSTAIN
-------------------------------------------------------------------------------------------------------------------------
                                                               4. Approval of the
                                                                  proposal to approve
                                                                  and adopt an
                                                                  amendment to Norland
                                                                  Medical's Certificate
                                                                  of Incorporation to
                                                                  change Norland
                                                                  Medical's name to
                                                                  "Orthometrix, Inc."
-------------------------------------------------------------------------------------------------------------------------
INSTRUCTION: To withhold
authority to vote for any
individual nominee or nominees,
write the names on the space
provided below.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Please complete, sign, date and
mail the enclosed Proxy in the
accompanying envelope even if you
intend to be present at the
meeting. Returning the Proxy will
not limit your right to vote in
person or to attend the Annual
Meeting, but will ensure your
representation if you cannot
attend. If you hold shares in more
than one name, or if your stock is
registered in more than one way,
you may receive more than one copy
of the proxy material. If so,
please sign and return each of the
proxy cards that you receive so
that all of your shares may be
voted. The Proxy is revocable at
any time prior to its use.
-------------------------------------------------------------------------------------------------------------------------

SIGNATURE(S)_________________________________________     DATE__________________

(Note: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons holding more than 10% of a registered class of Norland Medical's equity securities to file with the Securities and Exchange Commission initial reports of ownership, reports of changes in ownership and Annual Reports of ownership of common stock and other equity securities of Norland Medical. Such directors, executive officers and 10% stockholders are also required to furnish Norland Medical with copies of all such filed reports.

      Based solely upon review of the copies of such reports furnished to Norland Medical and written representations that no other reports were required during the 2001 fiscal year, Norland Medical believes that all Section 16(a) reporting requirements related to our directors and executive officers were timely filed during fiscal year 2001.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      In accordance with Rules 14a-4(c) and 14a-5(e) promulgated under the Securities Exchange Act of 1934, as amended, Norland Medical hereby notifies its stockholders that it did not receive notice by January 5, 2002 of any other proposed matter to be submitted for stockholder vote at the Annual Meeting and, therefore, all proxies received in respect of the Annual Meeting will be voted in the discretion of Norland Medical's management on any matters which may properly come before the Annual Meeting.

      Any proposal to be presented by a stockholder at our 2003 Annual Meeting of Stockholders must be received in writing by Norland Medical no later than January 4, 2003, so that it may be considered by Norland Medical for inclusion in its Proxy Statement and form of proxy relating to that meeting.

      Norland Medical further notifies its stockholders that if Norland Medical does not receive notice by January 4, 2003 of a proposed matter to be submitted to stockholders at the 2003 Annual Meeting of Stockholders, then any proxies held by members of Norland Medical's management in respect of the Annual Meeting may be voted in the discretion of such management members on such matter if it shall properly come before such meeting, without any discussion of such proposed matter in the Proxy Statement to be distributed in respect of such meeting.

                                  OTHER MATTERS

      The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. Should any other matter properly come before the Annual Meeting, however, the persons named in the form of proxy accompanying this Proxy Statement will vote all shares represented by proxies in accordance with their best judgment on such matters. By Order of the Board of Directors,

                                          /s/ Richard Rahn
                                          ----------------
                                          RICHARD RAHN
                                          Secretary
Dated:  March 29, 2002


                                          NORLAND MEDICAL SYSTEMS, INC.
                                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                                DECEMBER 31, 2001


                                                                                                        Pro Forma Adjustments
                                                                                          -----------------------------------------

                                                                                           Sale of Business Assets
                                                                         Historical  and Assumption of Certain Liabilities
                                                                      -------------- -------------------------------------
ASSETS                                                                                        Notes 1 and 2

Current assets:
  Cash                                                                 $     16,202   $          -          $    3,500,000
  Accounts receivable - trade, less allowance for doubtful accounts         982,871       (1,000,491)                   -
  Receivable due from purchaser                                                 -                                1,580,101
  Inventories, net                                                          900,632         (810,254)                   -
  Prepaid expenses and other current                                         78,472          (50,930)                   -
                                                                      -------------- -------------------    ---------------
      Total current assets                                                1,938,177       (1,861,675)            5,080,101
                                                                      -------------- -------------------    ---------------

Property and equipment, net                                                 408,973         (336,987)                   -
Other                                                                         7,808              -                      -
                                                                      -------------- -------------------    ---------------
Total assets                                                           $  2,354,958       (2,198,662)        $   5,080,101
                                                                      =============  ===================    ===============

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Notes payable related parties                                        $    130,267   $          -           $          -
  Note payable - net of discount                                          1,122,529              -                      -
  Accounts payable - related parties                                        487,981              -                      -
  Accounts payable - trade                                                1,659,742       (1,128,249)                   -
  Accrued expenses                                                          849,903         (262,807)                   -
  Accrued warranty expense                                                  255,000         (255,000)                   -
  Unearned service revenue                                                  472,505         (472,505)                   -
  Accrued interest expense                                                  121,106              -                      -
                                                                      -------------- -------------------    ---------------
     Total liabilities                                                    5,099,033       (2,118,561)                   -
                                                                      -------------- -------------------    ---------------
Stockholders' deficit
  Common Stock                                                               15,215              -                      -
  Additional paid in capital                                             38,683,805              -                      -
  Accumulated deficit                                                   (41,443,095)         (80,101)             5,080,101
                                                                       --------------    -------------       --------------
     Total stockholders' deficit                                         (2,744,075)         (80,101)             5,080,101
                                                                       --------------    -------------       --------------
     Total liabilities and stockholder's deficit                       $  2,354,958       (2,198,662)        $    5,080,101
                                                                       ==============    =============       ==============




                                                                       Equipment                      Satisfaction of
                                                                       Valuation    Repurchase of     Outstanding
                                                                       Adjustment   Notes Payable       Liabilities
                                                                       -----------  -------------     ---------------
ASSETS                                                                  Note 2          Note 3           Note 5


Current assets:
  Cash                                                                 $        -    $  (463,888)     $   (1,802,806)
  Accounts receivable - trade, less allowance for doubtful accounts             -            -                57,620
  Receivable due from purchaser                                             271,161          -                   -
  Inventories, net                                                              -            -                   -
  Prepaid expenses and other current                                            -            -                   -
                                                                       ------------ -------------     ---------------
      Total current assets                                                  271,161     (463,888)         (1,745,186)
                                                                       ------------ -------------     ---------------

Property and equipment, net                                                     -            -                   -
Other                                                                           -            -                   -
                                                                       ------------ -------------     ---------------
Total assets                                                              $ 271,161  $  (463,888)         (1,745,186)
                                                                       ============ =============     ===============






                                                                       Equipment                      Satisfaction of
                                                                       Valuation    Repurchase of     Outstanding
                                                                       Adjustment   Notes Payable       Liabilities
                                                                       -----------  -------------     ---------------
                                                                        Note 2          Note 3           Note 5

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Notes payable related parties                                           $     -            -              (130,267)
  Note payable - net of discount                                                -     (1,122,529)                -
  Accounts payable - related parties                                            -            -              (487,981)
  Accounts payable - trade                                                      -            -              (531,493)
  Accrued expenses                                                                                          (587,096)
  Accrued warranty expense                                                      -            -                   -
  Unearned service revenue                                                      -            -                   -
  Accrued interest expense                                                      -            -                   -
     Total liabilities                                                          -       (112,757)             (8,349)
                                                                          ---------  -----------      ---------------
                                                                                -     (1,235,286)         (1,745,186)
                                                                          ---------  -----------      ---------------
Stockholders' deficit
  Common Stock
  Additional paid in capital                                                    -            -                   -
  Accumulated deficit                                                           -            -                   -
     Total stockholders' deficit                                            271,161      771,398                 -
                                                                          ---------  -----------      ---------------
     Total liabilities and stockholder's deficit                            271,161      771,398                 -
                                                                          ---------  ------------     ---------------
                                                                          $ 271,161  $  (463,888)     $   (1,745,186)
                                                                          =========  ============     ===============



                                                                          Redemption of
                                                                          Common Stock        Pro Forma
                                                                          ----------------  -------------
ASSETS                                                                      Note 6



  Cash                                                                  $           -     $   1,249,508
  Accounts receivable - trade, less allowance for doubtful account                  -               -
  Receivable due from purchaser                                                     -         1,851,262
  Inventories, net                                                              (40,000)         50,378
  Prepaid expenses and other current                                                -            27,542
                                                                        ----------------  -------------
      Total current assets                                                      (40,000)      3,178,690
                                                                        ----------------  -------------

Property and equipment, net                                                         -            71,986
Other                                                                               -             7,808
                                                                        ----------------  -------------
Total assets                                                                    (40,000)  $   3,258,484
                                                                        ================  =============

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Notes payable related parties                                                     -     $         -
  Note payable - net of discount                                                    -               -
  Accounts payable - related parties                                                -               -
  Accounts payable - trade                                                          -               -
  Accrued expenses                                                                  -               -
  Accrued warranty expense                                                          -               -
  Unearned service revenue                                                          -               -
  Accrued interest expense                                                          -               -
                                                                                    -               -
     Total liabilities                                                  ----------------  --------------
                                                                                    -               -
Stockholders' deficit                                                   ----------------  --------------
  Common Stock
  Additional paid in capital                                                       (444)         14,771
  Accumulated deficit                                                           (39,556)     38,644,249
                                                                                    -       (35,400,536)
     Total stockholders' deficit                                        ----------------  --------------
                                                                                (40,000)      3,258,484
     Total liabilities and stockholder's deficit                        ----------------  --------------
                                                                        $       (40,000)  $   3,258,484
                                                                        ================  ==============


                          NORLAND MEDICAL SYSTEMS, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                               Pro Forma Adjustments
                                        --------------------------------------------------
                                                      Sale of Business
                                                      Assets and
                                                     Assumption of         Repurchase of
                                    Historical      Certain Liabilities    Notes Payable           Pro Forma
                                  --------------  ----------------------  ---------------     -----------------
                                                     Notes 1 and 2            Note 3





Revenue                            $  9,190,880           $ (8,506,508)      $     -            $      684,372
Cost of revenue                       5,371,209             (4,864,360)            -                   506,849
                                    -----------           -------------    --------------      ----------------
  Gross profit                        3,819,671             (3,642,148)            -                   177,523


Sales and marketing expense           2,692,384             (1,848,714)            -                   843,670
General and administrative expense    2,279,430             (1,108,626)            -                 1,170,804
Research and development expense        336,072               (274,416)            -                    61,656
                                    ------------          -------------    --------------      ----------------
Operating loss                       (1,488,215)              (410,392)            -                (1,898,607)

Other income (expense):
  Interest expense                     (148,457)                   -           112,757                 (35,700)
                                    ------------          --------------   --------------      ----------------

Net loss                           $ (1,636,672)          $   (410,392)      $ 112,757          $   (1,934,307)
                                   =============          ==============   ==============      ================

Per Share Data

Basic and diluted weighted avera     30,383,098                                                    29,494,210
                                   ============                                                 ===============
Basic and diluted loss per share   $      (0.05)                                                $       (0.07)
                                   =============                                                ===============

PRO FORMA FINANCIAL DATA OF NORLAND MEDICAL SYSTEMS, INC.

The Pro Forma Balance Sheet of Norland Medical as of December 31, 2001, reflects four adjustment columns: (i) the sale of business assets and assumption of certain liabilities, (ii) an equipment valuation adjustment, (iii) a repurchase of notes payable at a discount and (iv) the satisfaction of outstanding liabilities. The Pro Forma Statement of Operations for the year ended December 31, 2001, reflects two adjustment columns: (i) the sale of business assets and assumption of certain liabilities and (ii) a repurchase of notes payable.

The Pro Forma Balance Sheet of Norland Medical assumes the sale and other transactions occurred at December 31, 2001 and the Pro Forma Statement of Operations assumes that the sale and other transactions occurred at January 1, 2001. The Pro Forma Statement of Operations for the year ended December 31, 2001 is not necessarily indicative of the actual results that would have occurred had the pro forma transactions been consummated on January 1, 2001.

The Pro Forma Balance Sheet and Pro Forma Statement of Operations should be read in conjunction with the Notes to Pro Forma Financial Statements.

NORLAND MEDICAL SYSTEMS, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS

Note 1 - Sale of Business Assets and Assumption of Certain Liabilities
----------------------------------------------------------------------

On February 27, 2002, Norland Medical and Norland Corporation (a wholly-owned subsidiary of Norland Medical) agreed to sell the bone densitometer business to CooperSurgical Acquisition Corp. CooperSurgical, Inc., which is Norland Medical's exclusive distributor to U.S. physicians and group practices specializing in Obstetrics and Gynecology, has agreed to guarantee the performance of all obligations and liabilities of CooperSurgical Acquisition in connection with this sale. CooperSurgical, Inc. markets diagnostic products, surgical instruments and accessories to the women's healthcare market. Both CooperSurgical Acquisition and CooperSurgical, Inc. are subsidiaries of the Cooper Companies, Inc. (NYSE: COO). In consideration for the sale of substantially all its assets, Norland Medical is to receive up to a maximum of $12 million comprised of a payment of $3.5 million at the closing of the transaction, a holdback payment of $1.5 million (subject to adjustment) and up to $8 million (subject to a maximum purchase price of $12 million) in potential earn-out payments based on the net sales of certain products over three twelve-month periods. If the proposed asset sale is consummated, Norland Medical intends to use the net proceeds (i) to fund its research and development programs (including the development of non-invasive musculoskeletal devices);
(ii) for general corporate purposes; (iii) to meet its working capital needs; and (iv) to satisfy certain indebtedness of Norland Medical, including an aggregate of approximately $463,888 (including accrued and unpaid interest) to repurchase promissory notes previously issued to Nissho Iwai Corporation and Nissho Iwai American Corporation.

If the proposed asset sale is consummated, Norland Medical intends to continue to market, sell and service a wide range of products used for diagnosis and physical therapy in sports medicine, rehabilitative medicine, pain management and urology through two divisions, a healthcare division and a sports division. The healthcare division will market, sell and service (1) peripheral quantitative computed tomography bone measurement systems, (2) extracorporal shock wave treatment systems and (3) patented exercise systems, all of which are used for diagnosis and physical therapy in sports medicine, rehabilitative medicine, pain management and urology. The sports division will market, sell and service patented exercise systems to fitness centers, gyms, sports clubs and associations and to the general public.

The pro forma financial statements do not reflect the receipt of any earn-out proceeds because of the uncertainty of reasonably estimating any amounts due.

Note 2 -  Assets Sold and Liabilities Assumed
---------------------------------------------

Norland Medical and Norland Corporation will sell to CooperSurgical Acquisition all rights, title and interest in the bone densitometer business along with customer accounts receivable less than 120 days old, all valid bone densitometer inventory and general office operating fixtures and equipment. The inventory value will be based upon historical GAAP values adjusted for certain demonstration equipment which will be valued at 50% of the original cost basis. The additional value assigned to the inventory, for demonstration equipment is approximately $271,000. CooperSurgical Acquisition will also acquire certain prepaid items and deposits.

CooperSurgical Acquisition will assume certain operating liabilities, including liabilities to be set forth on a closing statement to be prepared by CooperSurgical Acquisition and delivered to Norland Medical within 120 days of the closing date of the sale. These liabilities include: (i) all liabilities accruing from and after the closing date that relate to assigned contracts; (ii) specified product warranty obligations (to the extent set forth on the closing statement) of Norland Medical to third parties; (iii) specified accrued trade accounts payable (to the extent set forth on the closing statement) of Norland Medical; (iv) specified accrued unearned service revenue (to the extent set forth on the closing statement) of Norland Medical; (v) specified accrued expenses (to the extent set forth on the closing statement), including expenses with respect to employees of Norland Medical who are hired by CooperSurgical Acquisition; and (vi) all liabilities that relate to the conduct of the sold bone densitometer business after the closing date.

The purchase price will be adjusted upward if purchased assets exceed liabilities assumed. Conversely, the purchase price will be reduced if liabilities assumed exceed assets acquired. As of December 31, 2001 the net asset surplus is $80,000.


NORLAND MEDICAL SYSTEMS, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)

Note 2 -  Assets Sold and Liabilities Assumed (Continued)
---------------------------------------------------------

The purchase price (excluding any earn-out payments) will be paid as follows:

      1. $3,500,000 at closing;
      2. $1,000,000 (less or plus any purchase price adjustment and less any indemnification payments) that is to be released by CooperSurgical Acquisition from the holdback and paid to Norland Medical within 120 days of the closing of the sale; and
      3. $500,000 (less any purchase price adjustment and indemnification payments) that is to be released by CooperSurgical Acquisition from the holdback and paid to Norland Medical on the earlier of (i) 90 days after CooperSurgical Acquisition's first full fiscal year following the date of the closing of the sale and (ii) January 31, 2004.

CooperSurgical Acquisition will have the right to reduce subsequent amounts due to Norland Medical for any indemnification obligations owed to CooperSurgical Acquisition under the asset purchase agreement.

Note 3 -  Notes Payable
-----------------------

Norland Medical currently owes Nissho Iwai Corporation and Nissho Iwai American Corporation approximately $1,160,000. These notes mature in September 2002 and bear interest at 6.5%. Norland Medical has entered into an agreement with these parties to satisfy its obligations for $464,000 prior to April 30, 2002. This will result in a gain of $770,000.

Note 4 -  Tax Consequence
-------------------------

The asset sale will result in a gain of approximately $5,400,000 prior to costs associated with the transaction. Norland Medical has approximately $14,100,000 in net operating loss carryforwards available to offset any tax gain relating to the transaction.

Note 5 -  Satisfaction of Other Liabilities
-------------------------------------------

Norland Medical will use proceeds received from the asset sale to satisfy other liabilities, including professional fees and related party loans.

Note 6 - Redemption of Common Stock
-----------------------------------

In February 2002, Norland Medical redeemed 888,888 shares of common stock in exchange for inventory that had a value of $40,000. Norland Medical had purchased the merchandise for the said shares in February of 2000. This event is not associated with the proposed asset sale.

                        BONE MEASUREMENT PRODUCT LINES OF

                          NORLAND MEDICAL SYSTEMS, INC.

                                 BALANCE SHEETS

                               as of December 31,




ASSETS                                                  2001             2000
                                                  ----------------   -----------
Current assets:

 Cash                                          $          -        $           -
 Accounts receivable - trade, less
  allowance for doubtful
  accounts of $282,500, and
  $301,000 at December 31, 2001
  and 2000, respectively                            942,871            1,265,002
 Inventories, net                                   810,254            1,347,127
 Prepaid expenses and other current
  assets                                             50,930               30,992
                                                ----------------    ------------

  Total current assets                            1,804,055            2,643,121



Property and equipment, net                         336,987              711,777
                                                ----------------   -------------
  Total assets                                 $  2,141,042        $   3,354,898
                                                ================   =============


LIABILITIES AND OWNERS EQUITY

Current liabilities:

 Accounts payable - trade                      $  1,128,249        $   1,276,339
 Accrued expenses                                   262,807               92,783
 Accrued warranty expense                           255,000              335,000
 Unearned service revenue                           472,505              466,965
                                                ----------------   -------------
  Total current liabilities                       2,118,561            2,171,087




 Owner's equity                                      22,481            1,183,811
                                                ----------------   -------------


  Total liabilities and owners equity          $  2,141,042        $   3,354,898
                                                ================   =============


                See Notes to the Unaudited Financial Statements.

                        BONE MEASUREMENT PRODUCT LINES OF
                          NORLAND MEDICAL SYSTEMS, INC.
                            STATEMENTS OF OPERATIONS
                            Years ended December 31,



                                          2001            2000            1999
                                    ---------------  ---------------   ---------




Revenue                              $  8,506,508   $ 11,480,998   $  16,393,256
Cost of Revenue                         4,864,360      6,555,181       8,909,553
                                       ----------     ----------     -----------
      Gross profit                      3,642,148      4,925,817       7,483,703


Sales and marketing expense             1,848,714      3,274,200       4,187,989
General and administrative expense      1,108,626        760,550       1,311,162
Research and development expense          274,416        564,771       1,342,631
                                       ----------     ----------     -----------

Net income                           $    410,392   $    326,296   $     641,921
                                       ==========     ==========     ===========


                See Notes to the Unaudited Financial Statements.

                        BONE MEASUREMENT PRODUCT LINES OF
                          NORLAND MEDICAL SYSTEMS, INC.
                     STATEMENTS OF CHANGES IN OWNERS EQUITY
                  Years ended December 31, 2001, 2000 and 1999




Balance as of January 1, 1999                            $        211,904
Advance from owner                                              1,304,422
Net income                                                        641,921
                                                         ----------------

Balance as of December 31, 1999                                 2,158,247


Distribution to owner                                          (1,300,732)
Net income                                                        326,296
                                                         ----------------

Balance as of December 31, 2000                                 1,183,811


Distribution to owner                                          (1,571,722)
Net income                                                        410,392
                                                         ----------------

Balance December 31, 2001                                $         22,481
                                                         ================


                See Notes to the Unaudited Financial Statements.

                                                  BONE MEASUREMENT PRODUCT LINES OF
                                                    NORLAND MEDICAL SYSTEMS, INC.
                                                      STATEMENTS OF CASH FLOWS
                                                      Years ended December 31,


                                                                              2001               2000               1999
                                                                        ---------------    ---------------     --------------

Cash flows from operating activities:
      Net income                                                        $      410,392     $      326,296      $     641,921
                                                                        ---------------    ---------------     --------------
      Adjustments to reconcile net income to net cash used in
      operating activities:
              Provision for doubtful accounts                                  (18,500)           (50,000)            45,249
              Depreciation expense                                             233,238            292,639
              Inventory recovery                                                     -                  -           (676,439)
              Other                                                                  -                  -             92,746
              Changes in assets and liabilities:
                  Accounts receivable                                          340,631          1,269,954           (607,685)
                  Inventories                                                  536,873            842,915            331,303
                  Prepaid expenses and other current assets                    (19,938)           102,524             53,838
                  Accounts payable                                            (148,090)          (669,680)           510,403
                  Accrued expenses                                              95,564           (900,447)        (1,340,025)
                                                                        ---------------    ---------------     --------------

              Total adjustments                                              1,019,778            887,905         (1,590,610)
                                                                        ---------------    ---------------     --------------
                    Net cash provided by (used in) operating activities      1,430,170          1,214,201           (948,689)
                                                                        ---------------    ---------------     --------------

Cash flows from investing activities:
      Purchases of property and equipment                                       (6,934)           (44,401)          (355,733)
      Sale of demonstration equipment                                          148,486            130,932                  -
                                                                        ---------------    ---------------     --------------
              Net cash provided by (used in) investing activities              141,552             86,531           (355,733)
                                                                        ---------------    ---------------     --------------


Cash flows from financing activities:
      (Distributions to) advance from owner                                 (1,571,722)        (1,300,732)         1,304,422
                                                                        ---------------    ---------------     --------------
              Net cash (used in) provided by financing activities           (1,571,722)        (1,300,732)         1,304,422
                                                                        ---------------    ---------------     --------------

              Net change in cash                                                     -                  -                  -

              Cash at beginning of year                                              -                  -                  -

              Cash at end of year                                       $            -     $            -      $           -
                                                                        ---------------    ---------------     --------------

                                                                        ===============    ===============     ==============


                See Notes to the Unaudited Financial Statements.

                       BONE DENSITOMETER PRODUCT LINES OF
                        NORLAND MEDICAL SYSTEMS, INC. AND
                               NORLAND CORPORATION
                         UNAUDITED FINANCIAL STATEMENTS

                                      INDEX


                                                                   Page

Financial Statements:

   Balance Sheets as of December 31, 2001 and 2000                  UF-1

   Statements of Operations for the years ended                     UF-2
      December 31, 2001, 2000 and 1999

   Statements of Changes in Owner's Equity                          UF-3
      for the years ended December 31, 2001, 2000 and 1999

   Statements of Cash Flows for the years ended                     UF-4
      December 31, 2001, 2000 and 1999

   Notes to Unaudited Financial Statements                          UF-6

                       BONE DENSITOMETER PRODUCT LINES OF
                        NORLAND MEDICAL SYSTEMS, INC. AND
                               NORLAND CORPORATION
                          NOTES TO FINANCIAL STATEMENTS




 1.  THE BUSINESS

Norland Medical and Norland Corporation (a wholly-owned subsidiary of Norland Medical) develop, manufacture, sell and service bone densitometer products which aid in the detection and monitoring of bone diseases, and in the assessment (through the assessment of both mineral content and bone density) of the effect of existing and potential therapies for the treatment of such diseases. These financial statements include only the accounts of the bone densitometer business and do not reflect other activities of Norland Medical or Norland Corporation.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                       FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values of receivables, accounts payable, accrued expenses and other assets and liabilities are reasonable estimates of their fair values because of the short maturities of these instruments.

REVENUE AND COST RECOGNITION
----------------------------

Norland Medical primarily sells products of the bone densitometer business through third party dealers and distributors. Revenue is generally recognized at the time products are shipped and title passes to the customer. Norland Medical estimates and records provisions for product installation and user training in the period that the sale is recorded.

Norland Medical offers one-year warranties on both hardware and software components of products of the bone densitometer business. The provision for product warranties represents an estimate for future claims arising under the terms of Norland Medical's various product warranties. The estimated future claims are accrued at the time of sale.

INVENTORY
---------

Inventories are stated at the lower of cost or market; cost is determined principally by the first-in, first-out method. Products used in the bone densitometer business's short-term rental program are carried in inventory at the lower of cost or net realizable value until the time of sale.


                              PRODUCT AND EQUIPMENT

Machinery, equipment, management information systems, furniture and fixtures are recorded at cost and are depreciated using the straight-line method over three to seven years. Leasehold improvements are amortized over the lesser of the remaining life of the lease or ten years.

Demonstration systems used for marketing products of the bone densitometer business and customer service purposes are carried at the lower of cost or net realizable value until the time of sale. From time to time, Norland Medical may judge it desirable for marketing purposes to provide a device to a prominent scientist or research institution. In such cases, Norland Medical will carry the device at cost less amortization, with amortization calculated on a straight-line basis over thirty-six months.

LONG-LIVED ASSETS
-----------------

Norland Medical evaluates on an ongoing basis whether events or changes in circumstances exist that would indicate that the carrying value of the long-lived assets of the bone densitometer business may not be recoverable. Should there be an indication of impairment in the value of its long-lived assets, Norland Medical would estimate the future cash flows expected to result from the use of the assets and their eventual disposition and recognize a specific provision against such assets if the aggregate nominal estimated future undiscounted cash flows are less than the carrying value of the assets. In considering whether events or changes in circumstances exist, Norland Medical assesses several factors, including a significant change in the extent or manner in which the assets are used, a significant adverse change in legal factors or in the business climate that could affect the value of the assets, an adverse action or assessment of a regulator and a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with such assets.

INCOME TAXES
------------

Taxable income or loss relating specifically to the bone densitometer business is reported in the income tax returns of Norland Medical. Accordingly, no provision for income taxes is made in the financial statements of the bone densitometer business.

RESEARCH AND DEVELOPMENT
------------------------

Research and development costs are charged to operations as incurred.

                       BONE DENSITOMETER PRODUCT LINES OF
                        NORLAND MEDICAL SYSTEMS, INC. AND
                               NORLAND CORPORATION
                          NOTES TO FINANCIAL STATEMENTS


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

CONCENTRATION OF CREDIT RISK
----------------------------

Norland Medical generally sells products of the bone densitometer business on credit terms ranging from thirty to ninety days or against irrevocable letters of credit. Any financing of the end user is the decision of, and dependent on, the distributor in each territory. At December 31, 2001, 2000 and 1999, and for the years then ended, no customer of Norland Medical had outstanding trade receivables in excess of 10% of total outstanding trade receivables nor accounted for more than 10% of revenues.

MANAGEMENT ESTIMATES
--------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reporting period. Estimates are used when accounting for the allowance for doubtful accounts, potentially excess and obsolete inventory, depreciation and amortization, warranty reserves, income tax valuation allowances and contingencies, among others. Actual results could differ significantly from those estimates.

FOREIGN EXCHANGE EXPOSURE
-------------------------

The purchase and sale of products of the bone densitometer business and service of such products are made primarily in U.S. dollars. As a result, Norland Medical has minimal exposure to foreign exchange risk in the short-term.

ACCOUNTING PRONOUNCEMENTS
-------------------------

The Financial Accounting Standards Board ("FASB") issued Statements of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and SFAS No 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." These statements require companies to recognize all derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether they qualify for hedge accounting. These statements were effective for fiscal years beginning after June 15, 2000. There was no effect from these statements on the Business's financial statements.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFEAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 prohibits the pooling-of-interests method of accounting for business combinations initiated after June 30, 2001, and applies to all business combinations completed after June 30, 2001. There are also transition provisions that apply to purchase combinations completed prior to June 30, 2001. SFAS 141 is effective immediately. SFAS No. 142 is applicable to Norland Medical beginning January 1, 2002, and applies to goodwill and other intangible assets recognized in Norland Medical's consolidated balance sheet as of that date, regardless of when those assets were initially recognized. Norland Medical has evaluated SFAS No. 142 and anticipates that SFAS No. 142 will not impact its financial statements when adopted.

In August 2001, the FASB issued SFAS No. 143, "Accounting For Asset Retirement Obligations." This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal operation of a long-lived asset, except for certain obligations of lessees. This standard requires entities to record the fair value of a liability for an asset retirement obligation in the period incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. Norland Medical is required to adopt the provisions of SFAS No. 143 at the beginning of fiscal 2002. Norland Medical does not believe there will be a significant impact on its financial position or results of operations.

In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FASB Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." This statement also amends ARB No. 51, "Consolidated Financial Statements", to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. This statement requires that one accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired. This Statement also broadens the presentation of discontinued operations to include more disposal transactions. The provisions of this statement are required to be adopted by Norland Medical at the beginning of fiscal 2002. Norland Medical does not believe there will be a significant impact on its financial position or results of operations.

 3.  INVENTORIES

Inventories consist of the following as of December 31:

                                                2001           2000
                                                ----           ----

       Raw materials, product kits,
          spare parts and sub-assemblies    $  768,436     $  966,652
       Work in progress                        192,638        334,090
       Finished goods                             -            89,581
       Inventory reserve                      (150,820)       (43,196)
                                            -----------    -----------
                                            $  810,254     $1,347,127
                                            ===========    ===========

 4.  PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31:


                                               2001            2000
                                               ----            ----

       Machinery and equipment             $ 1,620,720      $1,628,710
       Demonstration systems                   130,094         278,581
       Tooling                                 712,345         712,345
                                           -----------      ----------
                                             2,463,159       3,173,124

       Accumulated depreciation             (2,126,172)     (1,907,859)
                                           -----------      ----------
                                           $   336,987      $  711,777
                                           ===========      ==========

 5.  COMMITMENTS

LEASES

Total rent expense incurred in 2001 and 2000 was $152,403 and $152,400 respectively. The following is a schedule of future minimum lease payments as of December 31, 2001:

                             2002                $133,442
                             2003                 114,480
                             2004                 114,480
                             2005                 114,480
                             2006                  76,320

 6.  SUBSEQUENT EVENT

On February 27, 2002, Norland Medical and Norland Corporation agreed to sell the bone densitometer business to CooperSurgical Acquisition Corp. CooperSurgical, Inc., which is Norland Medical's exclusive distributor to U.S. physicians and group practices specializing in Obstetrics and Gynecology, has agreed to guarantee the performance of all obligations and liabilities of CooperSurgical Acquisition Corp. in connection with this sale. CooperSurgical, Inc. markets diagnostic products, surgical instruments and accessories to the women's healthcare market. Both CooperSurgical Acquisition Corp. and CooperSurgical, Inc. are subsidiaries of the Cooper Companies, Inc. (NYSE: COO).

                                    EXHIBIT A

1.   Asset Purchase Agreement dated February 27, 2002;

2.   Amendment No. 1 dated March 4, 2002;

3.   Amendment No. 2 dated March 11, 2002; and

4.   Amendment No. 3 dated March 22, 2002.

                                                               EXECUTION VERSION

            THIS AGREEMENT IS SUBJECT TO TERMINATION BY THE PURCHASER
                     AT ANY TIME ON OR BEFORE MARCH 4, 2002
          FOR ANY REASON OR NO REASON WITHOUT ANY LIABILITY TO NORLAND,
              ITS STOCKHOLDERS, THE SUBSIDIARY OR ANY OTHER PERSON
================================================================================






                            ASSET PURCHASE AGREEMENT

                                      AMONG



                        COOPERSURGICAL ACQUISITION CORP.

                              COOPERSURGICAL, INC.

                               NORLAND CORPORATION



                                       AND



                          NORLAND MEDICAL SYSTEMS, INC.



                                   DATED AS OF

                                FEBRUARY 27, 2002





================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I PURCHASE AND SALE OF ASSETS; SALES TAXES; DEFINITIONS...............10

   1.1    TRANSFER OF PURCHASED ASSETS........................................10
   1.2    ASSETS NOT BEING TRANSFERRED........................................13
   1.3    INSTRUMENTS OF CONVEYANCE AND TRANSFER, ETC.........................14
   1.4    FURTHER ASSURANCES..................................................14
   1.5    ASSIGNMENT OF CONTRACTS, RIGHTS, ETC................................14
   1.6    POWER OF ATTORNEY; RIGHT OF ENDORSEMENT, ETC........................15
   1.7    SALES TAXES.........................................................15
   1.8    DEFINED TERMS.......................................................15

ARTICLE II ASSUMED LIABILITIES; EXCLUDED LIABILITIES..........................15

   2.1    LIABILITIES BEING ASSUMED...........................................15
   2.2    LIABILITIES NOT BEING ASSUMED.......................................17

ARTICLE III PURCHASE PRICE; PURCHASE PRICE ADJUSTMENT.........................19

   3.1    PURCHASE PRICE......................................................19
   3.2    PURCHASE PRICE ADJUSTMENT--TANGIBLE NET ASSET ADJUSTMENT............20
   3.3    EARN-OUT............................................................22
   3.4    ALLOCATION OF PURCHASE PRICE........................................25

ARTICLE IV CLOSING............................................................25


ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................26

   5.1    ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER................26
   5.2    AUTHORITY; NONCONTRAVENTION; CONSENTS...............................26
   5.3    SEC FILINGS.........................................................27
   5.4    INTENTIONALLY OMITTED...............................................27
   5.5    ABSENCE OF UNDISCLOSED LIABILITIES..................................27
   5.6    ABSENCE OF CHANGES..................................................28
   5.7    TAX MATTERS; CERTAIN DEFINITIONS....................................30
   5.8    TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS..........31
   5.9    REAL PROPERTY--OWNED OR LEASED......................................31
   5.10   INTELLECTUAL PROPERTY...............................................32
   5.11   AGREEMENTS, NO DEFAULTS, ETC........................................33
   5.12   LITIGATION, ETC.....................................................35
   5.13   COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS.............................35
   5.14   FDA AND OTHER COMPLIANCE............................................36
   5.15   INSURANCE...........................................................37
   5.16   LABOR RELATIONS: EMPLOYEES..........................................38
   5.17   ERISA COMPLIANCE....................................................38
   5.18   ENVIRONMENTAL MATTERS...............................................38
   5.19   BROKERS.............................................................39
   5.20   ACCOUNTS AND NOTES RECEIVABLE.......................................39
   5.21   ACCOUNTS AND NOTES PAYABLE..........................................40
   5.22   INVENTORIES.........................................................40
   5.23   RELATED TRANSACTIONS................................................40
   5.24   SUPPLIERS AND VENDORS...............................................40
   5.25   CUSTOMERS...........................................................40
   5.26   WARRANTIES OF PRODUCTS; PRODUCTS LIABILITY; REGULATORY COMPLIANCE...41
   5.27   SUFFICIENCY OF ASSETS...............................................41
   5.28   BANKRUPTCY, ETC.....................................................41

   5.29   OPINION OF FINANCIAL ADVISOR; VOTING AGREEMENT......................41
   5.30   DISCLOSURE..........................................................42

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND THE GUARANTOR..42

   6.1    ORGANIZATION; CORPORATE AUTHORITY...................................42
   6.2    CORPORATE ACTION; AUTHORITY; NO CONFLICT............................42
   6.3    CONSENT.............................................................43
   6.4    BROKERS.............................................................43
   6.5    LITIGATION..........................................................43
   6.6    FINANCING...........................................................43

ARTICLE VII CONDUCT AND TRANSACTIONS PRIOR TO AND AT CLOSING..................43

   7.1    ACCESS TO INFORMATION...............................................43
   7.2    CONDUCT OF THE COMPANY..............................................44
   7.3    EFFORTS TO CONSUMMATE...............................................45
   7.4    EXCLUSIVITY.........................................................45
   7.5    PUBLIC ANNOUNCEMENTS................................................47
   7.6    CONSENTS............................................................47
   7.7    NOTICE OF PROSPECTIVE BREACH; SUPPLEMENT TO SCHEDULES...............47
   7.8    EXCHANGE OF PROCEEDS................................................47
   7.9    POST-CLOSING EMPLOYEE BENEFITS......................................48
   7.10   CHANGE OF NAME......................................................48
   7.11   STOCKHOLDERS' MEETING; PREPARATION OF PROXY STATEMENT...............49
   7.12   BULK SALES STATUTES.................................................49

ARTICLE VIII CLOSING CONDITIONS...............................................50

   8.1    CONDITIONS TO OBLIGATIONS OF THE PURCHASER..........................50
   8.2    CONDITIONS TO OBLIGATIONS OF THE COMPANY............................53

ARTICLE IX INDEMNIFICATION....................................................55

   9.1    INDEMNIFICATION GENERALLY; ETC......................................55
   9.2    ASSERTION OF CLAIMS; RIGHT OF SETOFF................................56
   9.3    NOTICE AND DEFENSE OF THIRD PARTY CLAIMS............................57
   9.4    SURVIVAL OF REPRESENTATIONS AND WARRANTIES..........................58
   9.5    LIMITATIONS ON INDEMNIFICATION......................................59
   9.6    INTEREST............................................................59
   9.7    EXCLUSIVE REMEDY....................................................60

ARTICLE X TERMINATION; EFFECT OF TERMINATION..................................60

   10.1   TERMINATION.........................................................60
   10.2   TERMINATION PROCEDURES..............................................61
   10.3   EFFECT OF TERMINATION...............................................61

ARTICLE XI POST-CLOSING COVENANTS.............................................62

   11.1   ACCESS TO RECORDS...................................................62
   11.2   PHYSICAL TRANSFER OF PURCHASED ASSETS...............................62
   11.3   APPORTIONMENTS......................................................63
   11.4   CONFIDENTIALITY.....................................................63
   11.5   PAYMENTS TO THIRD PARTIES...........................................64

ARTICLE XII MISCELLANEOUS PROVISION...........................................64

   12.1   NO THIRD PARTY BENEFICIARIES........................................64
   12.2   ENTIRE AGREEMENT....................................................64

   12.3   SUCCESSORS AND ASSIGNS..............................................64
   12.4   AMENDMENT...........................................................65
   12.5   EXTENSION; WAIVER...................................................65
   12.6   FEES AND EXPENSES...................................................65
   12.7   NOTICES.............................................................65
   12.8   GOVERNING LAW; WAIVER OF JURY TRIAL.................................67
   12.9   INTERPRETATION; CONSTRUCTION; GOOD FAITH............................67
   12.10     INCORPORATION OF EXHIBITS AND SCHEDULES..........................68
   12.11     INDEPENDENCE OF COVENANTS AND REPRESENTATIONS AND WARRANTIES.....68
   12.12     SEVERABILITY.....................................................68
   12.13     COUNTERPARTS; FACSIMILE SIGNATURES...............................69
   12.14     GUARANTY.........................................................69
   12.15     THE HEADER CONTAINED ON THE COVER PAGE TO THE PURCHASE AGREEMENT
             IS HEREBY AMENDED BY REPLACING THE DATE "MARCH 4, 2002" CONTAINED
             THEREIN WITH THE DATE "MARCH 11, 2002"...........................83
   12.16 THE HEADER CONTAINED ON PAGE 1 OF THE PURCHASE AGREEMENT IS HEREBY AMENDED BY REPLACING THE DATE "MARCH 4, 2002" CONTAINED THEREIN
             WITH THE DATE "MARCH 11, 2002"...................................86
   12.17     SECTION 10.1(B)(V) IS HEREBY AMENDED BY REPLACING THE DATE
             "MARCH 4, 2002" CONTAINED THEREIN WITH THE DATE "MARCH 11, 2002".91
   12.18 SECTION 10.3(C) IS HEREBY AMENDED BY REPLACING THE SECTION REFERENCE OF "SECTION 10.1(A)(V)" CONTAINED THEREIN WITH THE
             SECTION REFERENCE "SECTION 10.1(B)(V)"...........................91

                          ANNEX, EXHIBITS AND SCHEDULES

ANNEX
Annex I               -     Certain Definitions
Annex II              -     Sample Calculations of Net Sales

EXHIBITS

EXHIBIT A             -     Business and Products
EXHIBIT B             -     Tangible Personal Property
EXHIBIT C             -     Intellectual Property Rights
EXHIBIT D             -     Assigned Contracts
EXHIBIT E             -     Form of Bill of Sale
EXHIBIT F             -     Form of Opinion of Counsel to the Company
EXHIBIT G             -     Form of Non-Competition Agreement
EXHIBIT H             -     Form of Consulting Agreement
EXHIBIT I             -     Form of Opinion of Counsel to the Purchaser

SCHEDULES

SCHEDULE 1.2(a)(x)    -     Mixed Use Assets
SCHEDULE 3.2          -     Modifications to GAAP; Inventory Methodology
SCHEDULE 5.1          -     Organization; Good Standing; Qualification and Power
SCHEDULE 5.2          -     Authority; Noncontravention; Consents
SCHEDULE 5.3          -     SEC Filings
SCHEDULE 5.5          -     Absence of Undisclosed Liabilities
SCHEDULE 5.6          -     Absence of Changes
SCHEDULE 5.7          -     Tax Matters; Certain Definitions
SCHEDULE 5.8          -     Title to Assets, Properties and Rights and Related Matters
SCHEDULE 5.9          -     Real Property--Owned or Leased
SCHEDULE 5.10         -     Intellectual Property
SCHEDULE 5.11         -     Agreements, No Defaults, Etc.
SCHEDULE 5.12         -     Litigation, Etc.
SCHEDULE 5.13         -     Compliance; Governmental Authorizations
SCHEDULE 5.14         -     FDA Compliance
SCHEDULE 5.15         -     Insurance
SCHEDULE 5.16         -     Labor Relations: Employees
SCHEDULE 5.17         -     ERISA Compliance
SCHEDULE 5.18         -     Environmental Matters
SCHEDULE 5.19         -     Brokers
SCHEDULE 5.20         -     Accounts and Notes Receivable
SCHEDULE 5.21         -     Accounts and Notes Payable
SCHEDULE 5.23         -     Related Transactions
SCHEDULE 5.24         -     Supplies and Vendors
SCHEDULE 5.25         -     Customers


                                      A-5

SCHEDULE 5.27         -     Sufficiency of Assets
SCHEDULE 6.4          -     Brokers
SCHEDULE 7.2(f)       -     Compensation Increases for Designated Employees
SCHEDULE 7.9          -     Post-Closing Employee Benefits
SCHEDULE 8.1(e)       -     Government Consents, Authorizations, Etc.

                             INDEX OF DEFINED TERMS
                             ----------------------

      The following capitalized terms, which may be used in more than one Section or other location of this Agreement, are defined in the following Sections or other locations:

TERM                                                                    LOCATION
----                                                                    --------
AAA....................................................................9.2(b)
Accounts Payable Liability.............................................2.1(c)
Acquired Product.......................................................3.3(h)
Acquisition Expenses...................................................7.4(a)
Affiliate.............................................................Annex I
Agreement.............................................................12.9(a)
Another Transaction....................................................7.4(a)
Annual Hurdle Amount...................................................3.3(h)
Applicable Earn-Out Percentage.........................................3.3(h)
Arbitrating Accountant.................................................3.2(c)
Arbitrating Accountant's Determination.................................3.2(c)
Assigned Contracts.................................................1.1(a)(ix)
Assumed Liabilities.......................................................2.1
Bill of Sale..............................................................1.3
Bonmati...............................................................5.29(b)
Business.............................................................Preamble
Business Day..........................................................Annex I
CERCLA................................................................Annex I
CERCLIS...............................................................Annex I
Closing Date.......................................................ARTICLE IV
Closing............................................................ARTICLE IV
Closing Statement......................................................3.2(a)
COBRA..................................................................2.2(k)
Code..................................................................Annex I
Company...............................................................Caption
Company Employee Plans...................................................5.17
Company Indemnified Persons...........................................Annex I
Company Indemnifying Persons..........................................Annex I
Company Losses........................................................Annex I
Company SEC Reports....................................................5.3(a)
Confidential Information..............................................11.4(a)
Consulting Agreement..............................................8.1(j)(iii)
Contract..............................................................Annex I
Control...............................................................Annex I
Deferred Fixed Payments................................................3.1(c)
Designated Employees...................................................7.9(a)
Employee Benefit Plan.................................................Annex I
Encumbrances..........................................................Annex I
Environmental, Health and Safety Laws.................................Annex I
Earn-Out Period........................................................3.3(h)

ERISA Affiliate.......................................................Annex I
Examination Period.....................................................3.2(b)
Exchange Act .........................................................Annex I
Exchange Proceeds ........................................................7.8
Excluded Assets........................................................1.2(b)
Excluded Liabilities......................................................2.2
Facilities.........................................................1.1(a)(ii)
Fairness Opinion......................................................5.29(a)
FDA...................................................................5.14(a)
Fundamental Documents.................................................Annex I
GAAP...................................................................3.2(a)
Governmental Entity...................................................Annex I
Guarantor.............................................................Caption
Hazardous Materials...................................................Annex I
Headquarters.......................................................1.1(a)(ii)
Hired Employees........................................................7.9(a)
Hired Employees Liability..............................................2.1(e)
Holdback Fund..........................................................3.1(e)
Hologic Product........................................................3.3(h)
Included Products......................................................3.3(h)
Indemnified Persons...................................................Annex I
Indemnifying Persons..................................................Annex I
Intellectual Property Rights..........................................Annex I
Inventory.........................................................1.1(a)(iii)
Knowledge.............................................................12.9(a)
Latest Company SEC Report..............................................5.3(a)
Law...................................................................Annex I
Liability.............................................................Annex I
Licensed Requisite Rights..........................................5.10(a)(i)
Liquidating Trust......................................................3.3(g)
Litigation Expense....................................................Annex I
Losses................................................................Annex I
Material Adverse Change...............................................Annex I
McCue Product..........................................................3.3(h)
MDRs............................................................5.14(b)(viii)
Miscellaneous Accrued Expense Liabilities..............................2.1(f)
Net Sales..............................................................3.3(h)
New York State Tax Department.........................................7.12(b)
Non-Competition Agreement...........................................8.1(j)(i)
Norland...............................................................Caption
Norland Board............................................................5.29
Objection Notice.......................................................3.2(c)
Orders...............................................................Annex I
Owned Requisite Rights.............................................5.10(a)(i)
Parent.................................................................7.9(a)
Permits...............................................................Annex I

Permitted Encumbrances................................................Annex I
Person................................................................Annex I
Physical Inventory.....................................................3.2(a)
PMA...................................................................5.14(a)
Pre-Closing Period........................................................7.1
Proceedings...........................................................Annex I
Products............................................................1.1(a)(i)
Proxy Statement.......................................................7.11(b)
Purchase Price............................................................3.1
Purchased Assets.......................................................1.1(b)
Purchaser Indemnified Persons.........................................Annex I
Purchaser Indemnifying Persons........................................Annex I
Purchaser Losses......................................................Annex I
Purchaser.............................................................Caption
QSRs...............................................................5.14(b)(v)
Related Documents......................................................8.1(j)
Release Date...........................................................3.1(c)
Release Payment........................................................3.1(c)
Representative........................................................Annex I
Requesting Party.........................................................11.1
Requisite Rights...................................................5.10(a)(i)
Sale.................................................................Preamble
SEC...................................................................Annex I
Second Payment.........................................................3.1(b)
Securities Act........................................................Annex I
Service Liability......................................................2.1(d)
Settlement Agreement...................................................3.2(c)
Spare Parts...........................................................Annex I
Special Meeting.......................................................7.11(a)
Special Tax Losses....................................................Annex I
Statement Liabilities..................................................2.1(f)
Statement of Allocation...................................................3.4
Subsidiary............................................................Caption
Survival Date..........................................................9.4(c)
Tangible Net Asset Deficiency.......................................3.2(d)(i)
Tangible Net Asset Surplus .........................................3.2(d)(i)
Tangible Net Assets....................................................3.2(a)
Tax Return............................................................Annex I
Taxes.................................................................Annex I
Third Party Claim.........................................................9.3
Transaction Fees..........................................................1.7
Transaction Taxes.........................................................1.7
Voting Agreements.....................................................5.29(b)
Warranty Liability....................................................Annex I

            THIS AGREEMENT IS SUBJECT TO TERMINATION BY THE PURCHASER
                     AT ANY TIME ON OR BEFORE MARCH 4, 2002
         FOR ANY REASON OR NO REASON WITHOUT ANY LIABILITY TO NORLAND,
              ITS STOCKHOLDERS, THE SUBSIDIARY OR ANY OTHER PERSON

                                                   ASSET PURCHASE AGREEMENT
                                      dated as of February 27, 2002, among
                                      COOPERSURGICAL ACQUISITION CORP., a
                                      Delaware corporation (the "PURCHASER"),
                                      COOPERSURGICAL, INC., a Delaware
                                      corporation (the "GUARANTOR"), NORLAND
                                      CORPORATION, a Wisconsin corporation (the
                                      "SUBSIDIARY") and NORLAND MEDICAL
                                      SYSTEMS, INC., a Delaware corporation
                                      ("NORLAND" and, collectively with the
                                      Subsidiary, the "COMPANY").


                                    PREAMBLE

           The Company is, among other things, engaged in the business of developing, manufacturing and distributing bone densitometers used to assess bone mineral content and density as more specifically described on EXHIBIT A hereto (the "BUSINESS"). The Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, all of the assets of the Company related to the Business, subject to the Purchaser's assumption of certain specified liabilities of the Company related to the Business, on the terms and subject to the conditions contained in this Agreement (the "SALE").

           ACCORDINGLY, in consideration of the premises and the mutual representations hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

              PURCHASE AND SALE OF ASSETS; SALES TAXES; DEFINITIONS

1.1   TRANSFER OF PURCHASED ASSETS.
      ----------------------------

           (a) On the terms and subject to the conditions contained in this Agreement, at the Closing the Company, jointly and severally, shall sell, transfer, convey and assign to the Purchaser, free and clear of all Encumbrances (other than Permitted Encumbrances), and the Purchaser shall purchase and acquire from the Company, all of the Company's right, title and interest in, to and under all assets, properties, interests in properties and rights of the Company, whether real, personal or mixed, tangible or intangible (other than the Excluded Assets) which are related to the Business, wherever located, as the same shall exist immediately prior to the Closing, including the following:

                (i) the products listed on Attachment I to EXHIBIT A hereto (the "PRODUCTS");

                (ii) all manufacturing, production, maintenance, packaging and/or testing machinery and equipment, tools, dies, molds, jigs, patterns, gauges (together with all spare and maintenance parts) used in or relating to the Products and the Business which (A) are located on, or normally located on but temporarily removed from or in transit to the facilities of the Business located in Fort Atkinson, Wisconsin (the "FACILITIES") and the premises of Norland located in White Plains, New York (the "HEADQUARTERS") or (B) have been furnished to any supplier, subcontractor or other Person in connection with the manufacture, sale or servicing of the Products, a list of which is attached hereto as EXHIBIT B;

                (iii) all inventory, raw materials, components, work-in-progress, finished products, demonstration products, Spare Parts, packaging materials and stores and supplies existing as of the Closing relating to the Products and the Business including those (i) located on, or normally located on but temporarily removed from, or in transit to, the Facilities or the Headquarters or (ii) furnished to any supplier, subcontractor or other Person in connection with the manufacture, sale or servicing of any Product or (iii) which are in transit to customers and other Persons (collectively, the "INVENTORY");

                (iv) all other items of tangible personal property located on, or normally located in the Facilities or listed on EXHIBIT B hereto;

                (v) all accounts and notes receivable of the Business;

                (vi) all Intellectual Property Rights relating to the Products and the Business including know-how, proprietary processes and information, patents, computer software (including software embedded within the Products), a list of which is attached hereto as EXHIBIT C, including the name "Norland" and the other names listed on EXHIBIT C, and the goodwill connected with such names, the Products and the Business;

                (vii) all prepaid expenses, advances and deposits (other than prepaid insurance premiums) relating to the Products and the Business;

                (viii) the books, records and files including those records and files concerning the Products as well as those related to the FDA and other Governmental Entities (including computer files and electronic media), correspondence, supplier and customer records and information, blue prints, drawings and other technical papers and specifications, , product research and test data, quality control records, service manuals, service bulletins, training materials, product bulletins, product information booklets, business plans, inventory records, appraisals, maintenance and asset history and depreciation records, accounting records, ledgers and books of original entry that relate to the Business, sales, customer, vendor and purchase history of the Business for the last four years in computer and other formats, all technical manuals and other documents necessary to the use of the Purchased Assets including the Requisite Rights, the production of the Products by the Company and the conduct of the Business by the Company; PROVIDED, HOWEVER, that the Company shall have the right to retain (A) the originals of such documents and records to the extent applicable Law requires the Company to retain such originals and (B) copies of such documents and records as may be reasonably requested by Norland;

                (ix) all right, title, and interest of the Company in, to and under (i) all contracts, licenses, commitments, purchase orders, sales orders and other agreements relating to the Business which are identified on EXHIBIT D hereto, (ii) all contracts, licenses, commitments and other agreements related to the Business (but not insurance policies, purchase orders and sales orders) which are entered into in the ordinary course of business of the Business consistent with past practice from the date of this Agreement to the Closing Date, which have been disclosed by Norland in writing to the Purchaser and which the Purchaser, in its discretion, consents on or prior to the Closing Date to include in the Assigned Contracts and (iii) all purchase orders and sales orders of the Business which are entered into in the ordinary course of business of the Business consistent with past practice from the date of this Agreement to the Closing Date (collectively, the "ASSIGNED CONTRACTS");

                (x) all rights, choses in action and claims, known or unknown, matured or unmatured, accrued or contingent, against third parties (including all warranty and other contractual claims, whether express, implied or otherwise), to the extent relating to any Purchased Asset (except relating to any Excluded Liability and except for claims under insurance policies) or any Assumed Liability;

                (xi) all transferable warranties and guarantees received from vendors, suppliers and manufacturers of the Products and raw materials and components thereof;

                (xii) all transferable federal, state, local and foreign governmental Permits, authorizations and approvals relating to the Products and the Business;

                (xiii) all purchase orders, forms, labels, shipping materials, catalogs, brochures, art works, photographs and advertising, sales and promotional materials relating to the Business;

                (xiv) all telephone, telex and facsimile numbers at the Facilities and the following telephone, telex and facsimile numbers relating to the Business: (800) 563-9504, (920) 563-9504, (800) 333-8456,
      (800) 444-8456, (920) 563-8456, (920) 563-8626 (Fax), (920) 568-4216 (Fax)
      and all listings of such numbers in all telephone books and directories;
      and

                (xv) all other goodwill associated with the Business; PROVIDED, HOWEVER, that the Purchased Assets shall not include any of the assets, properties, interests in properties and rights defined as Excluded Assets.

           (b) For convenience of reference, the assets, properties, interests in properties and rights that are to be sold, transferred, conveyed and assigned by the Company to the Purchaser at the Closing pursuant to SECTION 1.1(a) are collectively called the "PURCHASED ASSETS" in this Agreement.

           (c) Anything contained in this Agreement to the contrary notwithstanding, to the extent that any asset, property, interest in property or right relating to, or used or held for use by, the Company in the conduct of, or otherwise relating to, the operation of the Business is owned by any shareholder, or subsidiary of the Company or any other Affiliate of the Company, such asset, property, interest in property or right shall be deemed to be a Purchased Asset for all purposes of this Agreement, and the Company shall do, and shall cause any such subsidiary or Affiliate of the Company to do, all things required to be done by the Company with respect thereto, including those things set forth in SECTIONS 1.3, 1.4 and 1.5.

1.2   ASSETS NOT BEING TRANSFERRED.
      -----------------------------

           (a) Anything contained in SECTION 1.1 or elsewhere in this Agreement to the contrary notwithstanding, the Purchased Assets exclude the following:

                (i) all cash and cash equivalents of the Company;

                (ii) all right, title and interest of the Company in, to and under all Contracts which are not Assigned Contracts;

                (iii) the minute books and ownership record books of the Company;

                (iv) any assets relating to any Employee Benefit Plan of the Company;

                (v) all insurance policies and any and all amounts which may be payable or recoverable thereunder (including any such amounts payable in respect of any Liabilities or claims which are asserted on or after the Closing Date but relate to events which occurred or circumstances which existed on or prior to the Closing Date);

                (vi) any original books of account and other records which are required by applicable Law to be kept in the Company's possession, including, but not limited to, Tax returns; PROVIDED, HOWEVER, that the Company, at its own expense, shall have made copies of such materials and delivered them to the Purchaser;

                (vii) all corporate records relating to accounts payable, payroll, banking, Taxes, accounts receivable, any Excluded Liabilities or any Excluded Assets; PROVIDED, HOWEVER, that the Company, at its own expense, shall have made copies of such materials and delivered them to the Purchaser;

                (viii) any and all refunds and credits of income Taxes, value-added and other Taxes and customs duties relating to periods ending on or before the Closing Date which are not reflected as assets on the Closing Statement;

                (ix) any rights and benefits of the Company relating to this Agreement and the agreements and instruments entered into by the Company in connection herewith; and

                (x) the assets of the Company set forth on SCHEDULE 1.2(a)(x).

           (b) For convenience of reference, any assets of the Company which are not included in the Purchased Assets are collectively called the "EXCLUDED ASSETS" in this Agreement and shall not be sold, assigned, transferred or delivered to the Purchaser.

1.3   INSTRUMENTS OF CONVEYANCE AND TRANSFER, ETC.
      --------------------------------------------

      At the Closing, the Company shall execute and deliver to the Purchaser a bill of sale, assignment and assumption agreement in substantially the form of EXHIBIT E hereto (the "BILL OF SALE"), assignments of patents and trademarks and such other deeds, endorsements, assignments and other good and sufficient instruments of conveyance and transfer as shall be necessary or desirable to transfer, convey and assign good and marketable title to the Purchased Assets to the Purchaser free and clear of any and all Encumbrances (other than Permitted Encumbrances). The Company shall take all reasonable legal steps that may be necessary to put the Purchaser in possession and operating control of the Purchased Assets.

1.4   FURTHER ASSURANCES.
      -------------------

      The Company shall promptly pay or deliver to the Purchaser any Purchased Asset which may be received by the Company after the Closing. The Company shall, at any time and from time to time after the Closing, upon the request of the Purchaser, do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged or delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney or assurances as may be reasonably required to transfer, assign, convey, grant and confirm to the Purchaser, or to aid and assist in the collection of or reducing to possession by the Purchaser, the Purchased Assets, or to vest in the Purchaser good and marketable title to the Purchased Assets as herein provided.

1.5   Assignment of Contracts, Rights, Etc.
      -------------------------------------

      Anything contained in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement or an attempted agreement to sell, transfer, sublease or assign any Assigned Contract (or any claim or right or any benefit arising thereunder or resulting therefrom) if the attempted sale, transfer, sublease or assignment thereof, without the consent of any other party thereto, would constitute a breach thereof or in any way affect the rights of the Purchaser or the Company thereunder. The Company shall use its commercially reasonable efforts to obtain the consent of the other party to any Assigned Contract to the sale, transfer, sublease or assignment thereof to the Purchaser in all cases in which such consent is required for the sale, transfer, sublease or assignment of any such Assigned Contract. If any such consent is not obtained and the Closing occurs, the Company shall use its commercially reasonable efforts to cooperate with the Purchaser in reasonable and lawful arrangements designed to provide for the Purchaser the benefits of such Assigned Contract, including (a) adherence to reasonable procedures established by the Purchaser for the immediate transfer to the Purchaser of any payments or other funds received by the Company thereunder and (b) enforcement for the benefit of the Purchaser of any and all rights of the Company thereunder against the other party or parties thereto arising out of the breach or cancellation thereof by such other party or parties or otherwise.

1.6   POWER OF ATTORNEY; RIGHT OF ENDORSEMENT, ETC.
      ---------------------------------------------

      Effective as of the Closing, the Company hereby constitutes and appoints the Purchaser as the true and lawful attorney of each Company, with full power of substitution, in the name of the Purchaser or either Company, on behalf of and for the benefit of the Purchaser, solely (a) to collect all Purchased Assets, (b) to endorse, without recourse, checks, notes and other instruments in connection with or attributable to the Purchased Assets and the Assumed Liabilities, (c) to institute and prosecute all proceedings which the Purchaser may deem proper in order to collect, assert or enforce any claim, right or title in, to or under or otherwise attributable to the Purchased Assets and the Assumed Liabilities, (d) to defend and compromise all actions, suits or proceedings with respect to any of the Purchased Assets, as well as any Assigned Contracts, or the Assumed Liabilities and (e) to do all such reasonable acts and things with respect to the Purchased Assets, as well as any Assigned Contracts, or the Assumed Liabilities as the Purchaser may deem advisable. The foregoing powers are coupled with an interest and shall not be revocable by either Company directly or indirectly by the dissolution of either Company or in any other manner. The Purchaser shall retain for its own account any amounts collected pursuant to the foregoing powers with respect to the Purchased Assets and the Assigned Contracts, and the Company shall promptly pay to the Purchaser any amounts received by the Company after the Closing with respect to the Purchased Assets and the Assigned Contracts.

1.7   SALES TAXES.
      ------------

      Norland shall pay any sales taxes, use taxes, transfer taxes or similar taxes that may become payable in connection with the sale of the Purchased Assets to the Purchaser (the "TRANSACTION TAXES"); PROVIDED HOWEVER, that the Purchaser shall reimburse Norland for that portion of such Transaction Taxes which exceeds 50% of the Transaction Taxes which would have been payable in connection with the sale of the Purchased Assets had the value of such Purchased Assets been as reflected on the Closing Statement. The Purchaser shall be responsible for all documentary, filing, recording and vehicle registration fees, if any, payable as a result of the transfer of the Purchased Assets (the "TRANSACTION FEES"). Promptly after the Closing, Norland shall send evidence to the Purchaser that the Transaction Taxes, if any, have been paid. The Company shall cooperate with the Purchaser to make any filings reasonably requested by the Purchaser which are necessary to obtain any available sales tax clearance certificates in connection with the transactions contemplated by this Agreement.

1.8      DEFINED TERMS.
         --------------

      Certain capitalized terms used in this Agreement are defined on ANNEX I attached hereto.

                                   ARTICLE II

                    ASSUMED LIABILITIES; EXCLUDED LIABILITIES

2.1   LIABILITIES BEING ASSUMED.
      --------------------------

      On the terms and subject to the conditions contained in this Agreement, including the matters against which the Purchaser Indemnified Persons are indemnified by the Company Indemnifying Persons under ARTICLE IX, effective as of the Closing, and from and after the Closing, the Purchaser shall pay or assume, perform and discharge when due, the following, and only the following, Liabilities of the Company (collectively, the "ASSUMED LIABILITIES"):

      (a) all Liabilities accruing from and after the Closing Date under the Assigned Contracts in accordance with their respective terms, but in each case only to the extent such Assigned Contracts have been effectively assigned and transferred to the Purchaser pursuant to the provisions hereof; PROVIDED, HOWEVER, that Liabilities accruing from and after the Closing Date under Assigned Contracts which have not been effectively assigned and transferred to the Purchaser pursuant to the provisions hereof shall be assumed by the Purchaser (i) to the extent the Purchaser has received the benefits of such Assigned Contracts thereunder and (ii) the Company has complied with SECTION 1.5; PROVIDED, FURTHER, HOWEVER, that (x) in the event the Company is unable to effectively assign and transfer any Assigned Contract to the Purchaser and the Purchaser is receiving the benefits of such Assigned Contracts thereunder and
(y) the Company makes payments required to be made under any such Assigned Contract on behalf of the Purchaser, the Purchaser shall promptly reimburse Norland for all such payments made by the Company on the Purchaser's behalf up to an amount not exceeding that amount which the Purchaser would have been required to pay under such Assigned Contract if such Assigned Contracts had been effectively assigned to the Purchaser.

      (b) the amount of all Warranty Liability up to the amount of Warranty Liability accrued on the Closing Statement;

      (c) all accrued trade accounts payable of the Company (including trade accounts payable arising under the Assigned Contracts prior to the Closing) arising in the ordinary course of business of the Business, but only to the extent accrued on the Closing Statement (the "ACCOUNTS PAYABLE LIABILITY");

      (d) all accrued unearned service revenue of the Company under service contracts existing prior to the Closing which arose in the ordinary course of business of the Business, but only to the extent accrued on the Closing Statement (the "SERVICE LIABILITY");

      (e) all accrued expenses (including vacation and holiday pay, contributions under the Company's 401(k) plan, sales commissions and bonuses) with respect to the Hired Employees to the extent accrued on the Closing Statement (the "HIRED EMPLOYEES LIABILITY");

      (f) other accrued expenses of the Company not covered by the SECTIONS 2.1(a)-(e) above, but only to the extent accrued on the Closing Statement (the "MISCELLANEOUS ACCRUED EXPENSES LIABILITY", and collectively with the Warranty Liability, the Accounts Payable Liability, the Service Liability and the Hired Employees Liability, the "STATEMENT LIABILITIES"); and

      (g) all Liabilities relating to or arising out of the operation, condition or conduct of the Business, the operation, ownership or use of the Purchased Assets or the operation or use of the Facilities to the extent that the facts and circumstances underlying any such Liability are caused by the conduct of the Business or the use of the Purchased Assets or the Facilities from and after the Closing.

2.2   LIABILITIES NOT BEING ASSUMED.
      -----------------------------

      Anything contained in this Agreement to the contrary notwithstanding, the Purchaser is not assuming any Liabilities of the Company other than the Assumed Liabilities, whether or not relating to the Purchased Assets or the Business (collectively, the "EXCLUDED LIABILITIES"), all of which Liabilities shall at and after the Closing remain the exclusive responsibility and obligation of the Company. Without limiting the generality of the foregoing, the Excluded Liabilities shall include the following Liabilities:

           (a) any Liabilities of either Company under this Agreement;

           (b) except for the Statement Liabilities provided in SECTION 2.1, any Liability of either Company for accounts or notes payable and expenses of the Business;

           (c) any Liability of either Company for expenses or fees incident to or arising out of the negotiation, preparation, approval or authorization of this Agreement, the Related Documents or the consummation (or preparation for the consummation) of the transactions contemplated hereby or thereby (including all attorneys' and accountants' fees, and brokerage fees incurred by or imposed upon either Company), except the Transaction Fees which the Purchaser is obligated to pay as set forth in SECTION 1.7;

           (d) any Liability of either Company under any Assigned Contract, arising out of a breach or alleged breach thereof that occurred prior to the Closing and any Liability of either Company under any Contract which is not an Assigned Contract, whether or not arising out of a breach or alleged breach thereof;

           (e) any Liability of either Company with respect to any Taxes including, without limitation, any liability for Taxes payable by either Company pursuant to this Agreement, except the portion of the Transaction Taxes which the Purchaser is obligated to reimburse Norland as set forth in SECTION 1.7;

           (f) any Liability of either Company (A) arising by reason of any violation or alleged violation by either Company of any Law or any requirement of any Governmental Entity, arising from or related to the use of the Purchased Assets or the operation of the Business (B) arising under any Environmental, Health and Safety Laws with respect to (i) any Existing Environmental Condition (ii) any properties or facilities previously owned, leased or occupied by either Company, or (iii) the offsite treatment, storage or disposal, or arrangement for disposal, of Hazardous Materials by either Company or otherwise in connection with the Business (including any such Hazardous Materials produced or generated in connection with operations upon the Facilities or the Headquarters), or
      (C) arising by reason of any breach or alleged breach by either Company of any Contract or Order, in any such case under clauses (A), (B) and (C) except to the extent that the facts or circumstances underlying such Liability are caused by the conduct of the Business or the operation or use of the Purchased Assets after the Closing, notwithstanding that the date on which any Proceeding or Claim is commenced or made is after the Closing;

           (g) except for the Statement Liabilities provided in SECTION 2.1, any Liability for the return by any customer of either Company of any product distributed by either Company prior to the Closing or any Liability or Claim for any product or service sold or distributed or performed, as the case may be, by either Company prior to the Closing except that the cost of any Warranty Liability not assumed by the Purchaser shall be that amount thereof exceeding the amount of Warranty Liability accrued on the Closing Statement;

           (h) any Liability (other than an Assumed Liability) of either Company which the Purchaser may become liable for as a result of or in connection with the failure by either Company to fully and properly comply with any bulk sales or transfer laws applicable to the Sale;

           (i) any Liability of either Company arising out of the injury to or death of any person, or damage to or destruction of any property, whether based on negligence, breach of warranty, strict liability, enterprise liability or any other legal or equitable theory arising from or related to products (or parts or components thereof) distributed or otherwise disposed of or for services performed by either Company, to the extent any of such Liabilities result from or arise out of events, facts or circumstances occurring or existing prior to the Closing, notwithstanding that the date on which any Proceeding or Claim therefor is commenced or made is after the Closing;

           (j) any Liability of either Company relating to any Proceeding arising out of or in connection with the Company's conduct of the Business prior to the Closing or any other conduct of either Company's officers, directors, employees, stockholders, consultants, agents or advisors, whether or not disclosed on the schedules hereto;

           (k) any Liability of either Company for severance pay or the like or pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, (as amended, "COBRA") with respect to any employee of either Company other than a Hired Employee;

           (l) any Liability relating to a contractual obligation of either Company, whether written or oral, for bonuses or like payments to any director, officer or employee of either Company for the period ending on or prior to the Closing except to the extent set forth on the Closing Statement;

           (m) except for the Statement Liabilities provided in SECTION 2.1, any Liability relating to any Employee Benefit Plan;

           (n) any Liability of either Company for worker's compensation based on an event occurring prior to the Closing Date;

           (o) any Liability of either Company which relates to the Excluded Assets; and

           (p) any other Liability of either Company not expressly assumed by the Purchaser under SECTION 2.1.

           The Company acknowledges that it is retaining the Excluded Liabilities, and shall be solely obligated to pay, discharge and perform all the Excluded Liabilities promptly when due.

                                  ARTICLE III

                    PURCHASE PRICE; PURCHASE PRICE ADJUSTMENT

3.1      PURCHASE PRICE.
         --------------

           Subject to SECTION 3.2, as the aggregate consideration for the sale of the Purchased Assets to the Purchaser:

           (a) At the Closing, the Purchaser shall (i) pay to Norland $4,000,000 MINUS any amounts necessary to satisfy sales Taxes owed by either Company to the New York State Tax Department in accordance with the provisions of SECTION 7.12(b) and (ii) assume the Assumed Liabilities.

           (b) Upon delivery by the Purchaser of the Closing Statement to the Company and subject to SECTION 3.2(e), the Purchaser shall pay to Norland $500,000 (the "SECOND PAYMENT") plus any Tangible Net Asset Surplus payable pursuant to SECTION 3.2(e), less (i) all amounts claimed under SECTION 9.1 and setoff pursuant to SECTION 9.2(b) but not theretofore paid to the Purchaser Indemnified Persons (such amounts to be paid to Norland or the Purchaser Indemnified Person as claims are resolved) and (ii) any Tangible Net Asset Deficiency deducted pursuant to SECTION 3.2(e).

           (c) On the earlier of (i) ninety (90) days after the Purchaser's first full fiscal year following the Closing Date and (ii) January 31, 2004 (the "RELEASE DATE"), and subject to SECTION 3.2(e), the Purchaser shall pay to Norland $500,000 (the "RELEASE PAYMENT" and, collectively with the Second Payment, the "DEFERRED FIXED PAYMENTS"), less (i) all amounts claimed under
SECTION 9.1 and setoff pursuant to SECTION 9.2(b) but not theretofore paid to the Purchaser Indemnified Persons or previously setoff against amounts distributable pursuant to SECTION 3.1(b) (such amounts to be paid to Norland or the Purchaser Indemnified Person as claims are resolved), and (ii) any Tangible Net Asset Deficiency to the extent not previously deducted pursuant to SECTION 3.2(e).

           (d) All payments under this Agreement shall be made by wire transfer of immediately available funds as follows:

                (i) If to Norland:

                         The Chase Manhattan Bank
                         New York
                         ABA # 021 000 021
                         Account Name:  Norland Medical Systems, Inc.
                         Account No.:  967 555 841
                     or to any other account of Norland designated by it in writing to the Purchaser; or

                (ii) If to the Purchaser, to an account designated by it in writing to Norland.

           The Deferred Fixed Payments (as reduced from time to time pursuant to this Agreement, the "HOLDBACK FUND") shall be subject to setoff pursuant to
SECTION 9.2(b) for (i) claims under this Agreement by the Purchaser against the Company pursuant to the provisions of ARTICLE IX and (ii) any Tangible Net Asset Deficiency.

      The "PURCHASE PRICE" means $5,000,000, as adjusted pursuant to SECTION 3.2, plus the Earn-Out Payments, if any, due pursuant to SECTION 3.3. For Tax and accounting purposes, the purchase price shall also include the amount of the Assumed Liabilities.

3.2   PURCHASE PRICE ADJUSTMENT--TANGIBLE NET ASSET ADJUSTMENT.
      ---------------------------------------------------------

           (a) PREPARATION OF CLOSING STATEMENT. As of the Closing Date, the Purchaser shall take a physical inventory ("PHYSICAL INVENTORY") of the Inventory in the manner set forth on SCHEDULE 3.2. Norland shall be entitled to send its Representatives to be present during the taking of the Physical Inventory. Promptly after completion of the Physical Inventory, the Purchaser shall prepare and deliver to Norland within 120 days of the Closing Date a written statement which sets forth the value of the Inventory (based on the Physical Inventory), fixed assets, accounts receivable and prepaid expenses, advances and deposits of the Business (the "TANGIBLE NET ASSETS") as of the Closing Date minus the Statement Liabilities (the "CLOSING STATEMENT"). The value of the Tangible Net Assets and the Statement Liabilities shall be determined in accordance with generally accepted accounting principles ("GAAP"), as consistently applied in accordance with the past practices of the Company and modified in accordance with the methodologies set forth on SCHEDULE 3.2.

           (b) REVIEW OF THE CLOSING STATEMENT. Promptly after the Closing Statement is delivered to Norland pursuant to SECTION 3.2(a), Norland shall examine the Closing Statement. The Purchaser shall give Norland and its Representatives timely and reasonable access to such of the Purchaser's working papers, documents, financial information and other information used in the preparation of the Closing Statement as Norland reasonably requests in connection with such examination. Norland shall complete its examination of the Closing Statement during the Examination Period. The "EXAMINATION PERIOD" shall commence upon delivery by the Purchaser to Norland of the Closing Statement and end on the earliest of (i) thirty (30) days after such delivery, (ii) the date Norland delivers an Objection Notice to the Purchaser and (iii) the date Norland notifies the Purchaser that Norland accepts the Closing Statement. The Closing Statement as prepared by the Purchaser and examined by Norland shall be conclusive and binding on the parties hereto for purposes of this Agreement, subject to the resolution of any disputes in accordance with SECTION 3.2(c).

           (c) DISPUTES. During the Examination Period Norland may object to any item or valuation contained in the Closing Statement by providing the Purchaser a written notice describing in reasonable detail Norland's objections thereto (an "OBJECTION NOTICE"). Norland's failure to deliver an Objection Notice to the Purchaser within thirty (30) days after the Purchaser's delivery of the Closing

Statement to Norland shall constitute Norland's binding acceptance of the Closing Statement and all matters identified therein. If the Purchaser and Norland fail to resolve any objection described in an Objection Notice within ten (10) days after the date the Objection Notice is delivered to the Purchaser, then, at the request of either party, the Purchaser and Norland shall meet in an attempt to resolve an objection described in the Objection Notice and reach a written agreement with respect to such objection (the "SETTLEMENT AGREEMENT"). If the parties enter into a Settlement Agreement, the Closing Statement shall be deemed to be as agreed therein. If the parties are unable to resolve the objection described on the Objection Notice within twenty (20) days after receipt by the Purchaser of such Objection Notice, then the Purchaser and Norland shall select an independent accounting firm of recognized national standing (or, if the parties cannot agree upon a selection, they shall select such accounting firm by lot from among the five largest accounting firms in the United States); PROVIDED, that, such selected accounting firm shall not be performing services for either Company, the Purchaser or any of their respective Affiliates (i) at the time of selection, (ii) within twenty-four (24) months prior to the time of selection or (iii) during the period commencing on its selection and ending upon its delivery of the Arbitrating Accountant's Determination. The independent accounting firm referred to in the previous sentence (the "ARBITRATING ACCOUNTANT") shall resolve such objection as promptly as possible and a decision by the Arbitrating Accountant as to the resolution of such objection shall be (absent an agreement of the parties regarding an error that is manifest) conclusive and binding upon the parties for purposes of this Agreement (the "ARBITRATING ACCOUNTANT'S DETERMINATION"). The Arbitrating Accountant's Determination shall be (i) in writing, (ii) made in accordance with GAAP as modified by the standards provided for in this Agreement for the Closing Statement and (iii) nonappealable and incontestable by the Purchaser, the Guarantor and the Company and each of their respective Affiliates and successors and not subject to collateral attack for any reason. All fees and costs payable to the Arbitrating Accountant shall be borne by the non-prevailing party (it being understood that the "non-prevailing party" shall be the party who benefits less from the Arbitrating Accountant's Determination taking into consideration the amount of the Tangible Net Asset Deficiency or Tangible Net Asset Surplus on the Closing Statement and the amount thereof based on Norland's objections thereto as specified in the Objection Notice).

           (d) PAYMENTS. (i) If the value of the Tangible Net Assets exceeds the value of the Statement Liabilities, then the Purchase Price shall be increased by such excess amount (the "TANGIBLE NET ASSET SURPLUS"). If the value of the Tangible Net Assets is less than the value of the Statement Liabilities, then the Purchase Price shall be reduced by such deficiency (the "TANGIBLE NET ASSET DEFICIENCY").

                (ii) The value referred to in CLAUSE (i) above shall be as determined in the Closing Statement or, in the case of a dispute, as determined in a Settlement Agreement or in the Arbitrating Accountant's Determination.

           (e) SCHEDULE OF PAYMENTS.
               ---------------------

                (i) If the Closing Statement results in a Tangible Net Asset Surplus, then the Purchaser shall pay Norland such Tangible Net Asset Surplus upon delivery of the Closing Statement simultaneously with the payment by the Purchaser to Norland of the Second Payment.

                (ii) If the Closing Statement results in a Tangible Net Asset Deficiency and (A) if the Tangible Net Asset Deficiency is less than the Second Payment, then the Purchaser shall pay Norland upon delivery of the Closing Statement an amount which is equal to the Second Payment LESS the Tangible Net Asset Deficiency and the amount of such Tangible Net Asset Deficiency shall be retained by the Purchaser and the Holdback Fund shall be reduced by such amount, and (B) if the Tangible Net Asset Deficiency exceeds the Second Payment but is less than the balance of the Holdback Fund, then the Second Payment shall not be made, the amount of such Tangible Net Asset Deficiency shall be retained by the Purchaser and the Holdback Fund shall be reduced by such amount and (C) if the Tangible Net Asset Deficiency exceeds the balance of the Holdback Fund, then neither the Second Payment nor the Release Payment shall be made, the amount of such Tangible Net Asset Deficiency up to the balance of the Holdback Amount shall be retained by the Purchaser and the Holdback Fund shall be eliminated and Norland shall pay to the Purchaser the excess of the Tangible Net Asset Deficiency over the Holdback Amount no later than five
      (5) days after the end of the Examination Period.

                (iii) In the event Norland shall have delivered an Objection Notice to the Purchaser in accordance with the provisions of SECTION 3.2(c), then payment of the amounts required to be made pursuant to
      SECTION 3.2(e) with respect to any disputed amounts shall be made within five (5) days after the resolution of the dispute, whether by the Settlement Agreement or upon the Arbitrating Accountant's Determination as provided in SECTION 3.2(c).

                (iv) Payments by the Purchaser from the Holdback Fund and payments made by Norland which are in excess of the balance of the Holdback Fund shall bear interest as provided in SECTION 9.6.

3.3   EARN-OUT.
      ---------

           (a) PREPARATION OF ANNUAL STATEMENT. Within ninety (90) days after the end of each Earn-Out Period, the Purchaser shall prepare and deliver to Norland a written statement (each, an "ANNUAL STATEMENT") which sets forth the amount of the Purchaser's aggregate Net Sales of the Included Products for such Earn-Out Period. The determination of Net Sales set forth on such Annual Statement shall be prepared in accordance with GAAP, as consistently applied by the Purchaser.

           (b) CALCULATION OF EARN-OUT PAYMENT. Upon delivery by the Purchaser of an Annual Statement to Norland, the Purchaser shall pay to Norland an amount equal to the product of (i) the Applicable Earn-Out Percentage, MULTIPLIED BY
(ii) the excess, if any, of the amounts by which aggregate Net Sales of the Included Products during such Earn-Out Period exceed the Annual Hurdle Amount applicable to such Earn-Out Period, but not less than zero (any such payment, an "EARN-OUT PAYMENT"). Calculations of numbers for purposes of any Earn-Out Payment shall be carried out to four decimal places after each whole number. Examples of the calculation of Earn-Out Payments appear on ANNEX II hereto.

           (c) REVIEW OF ANNUAL STATEMENT; DETERMINATION OF EARN-OUT PAYMENT. Norland and its Representatives shall be entitled to review the Annual Statement in the manner provided in SECTION 3.2(b) and any disputes regarding the Annual Statement shall be resolved in accordance with SECTION 3.2(c), in each case substituting the word "Annual Statement" for the word "Closing Statement". The Earn-Out Payment shall be as determined in the Annual Statement or, in the case of a dispute, as determined in a Settlement Agreement or in the Arbitrating Accountant's Determination.

           (d) PAYMENTS.

                (i) If an Annual Statement provides that an Earn-Out Payment is to be made by the Purchaser, then the Purchaser shall pay Norland such Earn-Out Payment upon delivery of the Annual Statement.

                (ii) In the event Norland shall have delivered an Objection Notice to the Purchaser with respect to an Annual Statement in accordance with the provisions of SECTION 3.2(c) (as modified by SECTION 3.3(c)), then payment of the amounts required to be made pursuant to SECTION 3.3(b) with respect to any disputed amounts shall be made within five (5) days after the resolution of the dispute, whether by the Settlement Agreement or upon the Arbitrating Accountant's Determination as provided in SECTION 3.2(c) (as modified by SECTION 3.3(c)).

           (e) NO RIGHT TO CONTINUED SALE OF THE INCLUDED PRODUCTS. Notwithstanding anything to the contrary contained in this SECTION 3.3, the Purchaser shall have no obligation to operate the Business in a manner which may support payment of any Earn Out Payment. On and after the Closing, the Purchaser may operate the Business in any manner it sees fit and may determine at any time to terminate or reduce sales of the Included Products, or any of them, cease operation of the Business or engage in or invest in businesses, products (including Acquired Products) or activities that compete with the Business. However, notwithstanding the foregoing, the Purchaser will not terminate its sale of any Product or the McCue Product prior to the end of the final Earn-Out Period unless it has a commercially reasonable basis to do so.

           (f) LIMITATIONS. The amount of any Earn-Out Payment shall not exceed $2,500,000 based upon calculation of the Earn-Out Payment in either of the first two Earn-Out Periods and shall not exceed $3,000,000 based upon calculation of the Earn-Out Payment in the third Earn-Out Period. The aggregate Purchase Price shall not under any circumstances exceed $12,000,000, including the amount of all Earn-Out Payments. If the calculation of the Earn Out Payment in either of the first two Earn-Out Periods would exceed $2,500,000 or in the third Earn-Out Period would exceed $3,000,000 but for the provisions of this SECTION 3.3(f), or the aggregate Purchase Price so calculated, would exceed $12,000,000 but for the provisions of this SECTION 3.3(f), the Purchaser shall have no obligation to pay such excess and the Company shall not be entitled to it.

           (g) LIQUIDATING TRUST. In the event that Norland liquidates subsequent to the Closing and prior to the time at which the final Earn-Out Payment, if any, is to be made by the Purchaser to Norland, Norland shall in connection with such liquidation establish a liquidating trust (the "LIQUIDATING TRUST"). The Liquidating Trust shall receive any payments from the Purchaser to Norland pursuant to this Agreement and shall be fully authorized to negotiate and deal with the Purchaser in connection with all issues that may arise under this Agreement. The Liquidating Trust shall be a successor to Norland for purposes of this Agreement and Norland shall not be entitled to transfer its right, title and interest in and to the Earn-Out Payments, if any, to any Person other than the Liquidating Trust.

           (h) DEFINITIONS. For purposes of this Agreement, the following capitalized terms used in this SECTION 3.3 have the following meanings:

                "ACQUIRED PRODUCT" is defined in the definition of Included Product.

                "ANNUAL HURDLE AMOUNT" means (A) for each Earn-Out Period beginning in 2002, 2003 and 2004, $10,000,000, $11,000,000 and $12,000,000,
respectively, PLUS (B) for each such Earn-Out Period (1) to reflect each Acquired Product acquired by the Purchaser prior to the first day of such Earn-Out Period, an amount equal to the historical net sales of such product which is acquired for the twelve full months prior to the month in which it is acquired by the Purchaser, PLUS (2) to reflect each Acquired Product acquired by the Purchaser during such Earn-Out Period, the historical net sales of such product for the twelve full months prior to the month in which it is acquired by the Purchaser MULTIPLIED BY a fraction, the numerator of which is the number of days in such Earn-Out Period subsequent to the date of the Purchaser's acquisition of such Acquired Product and the denominator of which is the total number of days in such Earn-Out Period; PROVIDED, HOWEVER, that in each case (x) the calculation of historical net sales of such product shall be made in the same manner as the calculation of Net Sales and (y) in the event the historical net sales of such product is less than twelve full months, such historical net sales shall be annualized by dividing such historical net sales by the total number of days elapsed during such period and multiplying such quotient by 365 days. Notwithstanding the first sentence of this definition, if, during any Earn-Out Period, the Purchaser acquires the Sahara Clinical Bone Sonometer of Hologic, Inc. (the "HOLOGIC PRODUCT"), then for the Earn-Out Period in which the Hologic Product is so acquired and for each subsequent Earn-Out Period, the applicable Annual Hurdle Amount shall be reduced by the amount of the Company's sales of the McCue Product for the calendar year ended December 31, 2001.

                "APPLICABLE EARN-OUT PERCENTAGE" means for each Earn-Out Period beginning in 2002, 2003 and 2004, 20%, 21% and 22%, respectively.

                "EARN-OUT PERIOD" means a period of twelve successive months for which Net Sales will be measured. The first Earn-Out Period begins on the first day of the month following the month in which the Closing Date occurs and ends on the last day of the twelfth successive month thereafter, and the next two Earn-Out Periods begin on the first and second anniversaries of the beginning of the first Earn-Out Period and end on the last day of the twelfth successive month thereafter.

                "HOLOGIC PRODUCT" is defined in the definition of Annual Hurdle Amount.

                "INCLUDED PRODUCTS" means the Products, the McCue C.U.B.A. product (the "MCCUE PRODUCT") and, also, each bone measurement product (other than the Hologic Product) that shall be acquired or introduced after the Closing by the Purchaser and its Affiliates during the Earn-Out Periods (the "ACQUIRED PRODUCTS"), in each case, including any enhancements, new versions or replacements of such products; PROVIDED, HOWEVER, that if, during any Earn-Out Period, the Purchaser acquires the Hologic Product, then from the Earn-Out Period in which the Hologic Product is so acquired and for each subsequent Earn-Out Period, the Hologic Product and the McCue Product will not be included within the definition of Included Products.

                "MCCUE PRODUCT" is defined in the definition of Included
Product.

                "NET SALES" in each Earn-Out Period means the gross sales by the Purchaser or any of its Affiliates of all Included Products MINUS all returns, credits, discounts and allowances in respect of such sales, in each case, determined under GAAP, consistent with past custom and practice of the Purchaser and its Affiliates. The gross sales price in respect of such sales means the price charged by the Purchaser or an Affiliate to a customer, excluding sales taxes and delivery charges.

3.4   ALLOCATION OF PURCHASE PRICE.
      -----------------------------

      The Purchase Price shall be allocated to the Purchased Assets in accordance with an allocation prepared by the Purchaser and delivered to Norland within ninety (90) days of the Closing Date (the "STATEMENT OF ALLOCATION"). Neither Norland nor the Purchaser shall take a position on any Tax Return or with any Tax Authority that is inconsistent with the Statement of Allocation. Within ten (10) days of the receipt by Norland of the Statement of Allocation, Norland shall:

           (a) complete and execute a Form 8594 Asset Acquisition Statement Under SECTION 1060 of the Code, consistent with the Statement of Allocation; and

           (b) deliver a copy of such form to the Purchaser.

      The Company shall file a copy of the above-referenced form with its respective Tax Returns, as the case may be, for the period which includes the Closing Date.

                                   ARTICLE IV

                                     CLOSING

      The closing of the sale of the Purchased Assets to the Purchaser, and the transactions contemplated hereby, (the "CLOSING") shall take place at the offices of O'Sullivan LLP, 30 Rockefeller Plaza, New York, New York, on March 29, 2002 or such later date which is no later than two days after the date that all closing conditions set forth in SECTIONS 8.1 and 8.2 have been satisfied or waived or on such other date to which the Purchaser and Norland mutually agree, effective as of 12:00 A.M.; PROVIDED, HOWEVER, the Closing shall occur no later than April 2, 2002 (the "CLOSING DATE").

                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

5.1   ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER.
      -----------------------------------------------------

      Each Company is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on the Business as now being conducted and as presently proposed to be conducted. Except as set forth on SCHEDULE 5.1, each Company is duly licensed or qualified to transact business as a foreign corporation and in good standing to do business in the jurisdictions set forth on SCHEDULE 5.1 which constitute each jurisdiction in which the nature of the Business, including ownership or leasing of properties related to the Business, makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Business. Norland has delivered to the Purchaser true and complete copies of the Company's Fundamental Documents. Except as set forth on
SCHEDULE 5.1, neither Company holds, directly or indirectly, any equity interest or debt obligations of any other Person that is related to the Business, other than accounts receivable arising in the ordinary course of business of the Business, consistent with past practice.

5.2   AUTHORITY; NONCONTRAVENTION; CONSENTS.
      --------------------------------------

           (a) Each Company has all the requisite corporate power and authority to enter into this Agreement and each Related Document to which it is a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and each Related Document to which each Company is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of such Company except for the requisite approval by Norland's stockholders. This Agreement and each Related Document to which each Company is a party have been or will be at or prior to the Closing duly and validly executed and delivered by such Company and are or will be the valid and binding obligations of such Company, enforceable against such Company in accordance with their respective terms except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and subject to the limitations imposed by general equitable principles.

           (b) Neither the execution, delivery and performance of this Agreement and each Related Document to which each Company is a party nor the consummation by each Company of the transactions contemplated hereby or thereby nor compliance by each Company with any provision hereof or thereof shall (i) conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the Purchased Assets under, any term, condition or provision of (x) each Company's Fundamental Documents or (y) except as set forth on SCHEDULE 5.2(b), any Contract to which each Company is a party or by which its properties or assets are bound, or (ii) violate any Laws applicable to each Company or any of its properties.

           (c) Except as set forth on SCHEDULE 5.2(c), no consent, approval, Order or authorization of, registration, declaration or filing with, or notification to any Governmental Entity or any other third Person is required on the part of either Company in connection with the execution, delivery and performance by either Company of this Agreement or the Related Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby.

5.3   SEC FILINGS.
      ------------

           (a) Except as disclosed on SCHEDULE 5.3, all forms, reports, statements and other documents required to be filed by Norland with the SEC since January 1, 1999 (excluding the exhibits filed therewith) (the "COMPANY SEC REPORTS") (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company SEC Report filed on Form 10-Q with the SEC on November 14, 2001 is referred to as the "LATEST COMPANY SEC REPORT". The Subsidiary is not required to file any forms, reports, statements or documents with the SEC.

           (b) The financial statements (including, in each case, any related notes or SCHEDULES thereto) contained in the Latest Company SEC Report were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto or, in the case of unaudited interim financial statements, as permitted by Form 10-Q of the SEC), and fairly presented in all material respects the financial position of the Company as of the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments.

5.4   INTENTIONALLY OMITTED.
      ----------------------


5.5   ABSENCE OF UNDISCLOSED LIABILITIES.
      -----------------------------------

      Except as set forth on SCHEDULE 5.5, the Company has no Liability required by GAAP to be disclosed in a financial statement, except for (i) Liabilities reflected on the Latest Company SEC Report, and (ii) Liabilities that have arisen since the date of the Latest Company SEC Report in the ordinary course of business (none of which relates to breach of contract, breach of warranty, tort, infringement, violation of Law, or any action, suit or Proceeding (including any Liability under any Environmental, Health and Safety Laws)). All reserves set forth on the Latest Company SEC Report were and are adequate for the purposes indicated therein at and after the Latest Company SEC Report. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March

1975) that are not adequately provided for on the Latest Company SEC Report. Except as set forth on SCHEDULE 5.5, neither Company has, either expressly or by operation of law, assumed or undertaken any Liability of any other Person, including any obligation for corrective or remedial action relating to Environmental, Health and Safety Laws.

5.6   ABSENCE OF CHANGES.
      -------------------

      Except as set forth on SCHEDULE 5.6, since September 30, 2001, the Company has operated the Business in the ordinary course, consistent with past practice, and there has not been:

           (a) any Material Adverse Change;

           (b) any change in the customers, suppliers or the personnel of the Business other than such routine changes which occur in the ordinary course of business of the Business, are consistent with past practice, or have not been, individually or in the aggregate, adverse to the Business;

           (c) any obligation, liability or indebtedness (whether absolute, accrued, contingent or otherwise and whether due or to become due) incurred, or any transaction, contract or commitment entered into, amended or terminated, with respect to the Business, other than items incurred or entered into on an arms-length basis in the ordinary course of business of the Business and consistent with past practice;

           (d) any acceleration, payment, discharge or satisfaction of any Liability, obligation or claim, or Encumbrance of the Business by the Company (whether fixed or contingent, matured or unmatured), except on an arms-length basis in the ordinary course of business of the Business and consistent with past practice;

           (e) any labor trouble, problem or grievance adversely affecting assets or prospects of the Business, or, to the Knowledge of the Company, any basis for the occurrence of any such trouble, problem or grievance;

           (f) any license, sale, transfer, pledge, mortgage, or other disposition of any tangible or intangible asset of the Business, except on an arms-length basis in the ordinary course of business of the Business and consistent with past practice;

           (g) any write-down or write-up of the value of any Inventory of the Business or any write-off as uncollectible of any accounts or notes receivable of the Business, or any portion thereof, or any amendment or waiver or termination of any claims or rights of value to the Business;

           (h) any general uniform increase in the compensation of the Designated Employees (including any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment), any increase in any such compensation payable to any such employee, the establishment or institution of any employee benefit plan or arrangement, the entering into of any employment Contract with any such employee or, engagement in any transactions with, such employee;

           (i) any single capital expenditure or commitment therefor by the Company with respect to the Business in excess of $10,000 for additions to property, plant or equipment;

           (j) any change in the tax or other accounting methods or practices followed by the Company with respect to the Business or any change in depreciation or amortization policies or rates previously adopted for the Business;

           (k) any change in the manner in which Products or services of the Business are marketed (including any change in prices), or any change in the manner in which the Company, with respect to the Business, extends discounts or credit to customers or otherwise deals with customers;

           (l) any forward purchase commitments for the Business in excess of the requirements of the Company's historical practices or normal operating inventories or needs, or at prices higher than current market prices;

           (m) any forward sales commitments of the Company with respect to the Business at prices lower than current market prices, or commitments with respect to the Business for the sale of merchandise or services in excess of the ability of the Company to fulfill the same at its normal profit margin;

           (n) any termination of employment of any Designated Employee of the Business or any express statement of intention by any such employee to terminate such employment with the Company;

           (o) any failure to operate the Business in the ordinary course consistent with past practice, including any failure by the Company to make capital expenditures or investments or any failure to pay trade accounts payable or any other obligation or liability of the Company with respect to the Business when due;

           (p) any action or contemplated action (other than the transactions contemplated hereby) which would or could require the Company to pay, accrue or establish a reserve for the payment of any severance, termination or similar obligation to any Designated Employee;

           (q) any account of the Business in excess of $10,000 subsequent to the date of the Latest Company SEC Report (i) which has become delinquent in its payment by more than thirty (30) days, (ii) which has had asserted against it any claim, refusal to pay or right of set-off, or has been made subject to provisions for retainage of payments, (iii) the account debtor of which has refused or threatened to refuse to pay for any reason, (iv) the account debtor of which has become insolvent or bankrupt or (v) which has been pledged to any third Person;

           (r) any agreement by or on behalf of the Company to make any charitable contribution related to the Business or to incur for the Business any nonbusiness expense in excess of $5,000 in the aggregate;

           (s) any other transaction entered into by the Company other than in the ordinary course of business of the Business and consistent with past practice which has had or is reasonably expected to have an adverse effect on the Business; or

           (t) any agreement, whether in writing or otherwise, to take any of the actions specified in the foregoing CLAUSES (a) through (s).

      Notwithstanding anything to the contrary contained in this SECTION 5.6 and except as may be specifically set forth herein, the Company shall not be required to set forth on SCHEDULE 5.6 any item which does not involve a Liability or likelihood of a Liability in excess of $5,000 (or such higher thresholds as may be specifically set forth in this SECTION 5.6) individually, or $20,000 in the aggregate for all items on SCHEDULE 5.6.

5.7   TAX MATTERS; CERTAIN DEFINITIONS.
      ---------------------------------

           (a) Except as set forth on SCHEDULE 5.7(a), the Company and each other Person included in any consolidated or combined Tax Return or part of an affiliated group, within the meaning of SECTION 1504 of the Code, of which the Company is or has been a member,

                (i) has timely paid or caused to be paid all Taxes required to be paid by it through the date hereof (including any Taxes shown due on any Tax Return);

                (ii) has filed or caused to be filed in a timely manner (within any applicable extension periods) all Tax Returns required to be filed by it with the appropriate Governmental Entitles in all jurisdictions in which such Tax Returns are required to be filed; and

                (iii) has not requested or caused to be requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

           (b) All Tax Returns of the Company were complete and correctly reflected in all material respects the facts regarding the income, business, assets, operations, activities and status of the Company and any other information required to be shown therein.

           (c) Except as set forth in SCHEDULE 5.7(c):

                (i) there are no pending Tax audits of any Tax Returns of the Company, and no unresolved questions or claims exist concerning the Company's Tax Liability arising out of such prior Tax audits;

                (ii) no Tax liens exist for any Taxes upon any of the property or assets of the Company, other than liens for Taxes not yet due, and no deficiency or addition to Taxes, interest or penalties for any Taxes has been proposed, asserted or assessed against the Company or any member of any affiliated or combined group of which the Company was or is a member;

                (iii) the Company is not and has not (A) made an election to be treated as a "CONSENTING CORPORATION" under SECTION 341(f) of the Code or
      (B) been a "PERSONAL HOLDING COMPANY" within the meaning of SECTION 542 of the Code;

                (iv) the Company (including all predecessors thereof) has complied in all material respects with all applicable Laws relating to the collection or withholding of Taxes (such as sales Taxes or withholding of Taxes from the wages of employees), and the Company has not been and is not liable for any Taxes for failure to comply with such Laws;

                (v) the Company has not incurred any obligation to make or possibly make any payments to a Designated Employee either alone or in conjunction with any other payments that:

                     (A) shall be non-deductible under, or would otherwise constitute a "PARACHUTE PAYMENT" within the meaning of, SECTION 280G of the Code (or any corresponding provision of state, local or foreign income Tax Law); or

                     (B) are or may be subject to the imposition of an excise Tax under SECTION 4999 of the Code;

                (vi) no claim has ever been made by any Taxing authority in a jurisdiction in which the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction; and

                (vii) the Company is not a foreign Person within the meaning ofss.1.1445-2(b) of the rules and regulations promulgated under SECTION 1445 of the Code, and the Purchaser has been furnished with a true and accurate certificate of the Company so stating which complies in all material respects with ss.1.1445-2(b)(2) of such rules and regulations.

5.8   TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS.
      -----------------------------------------------------------

      The Company has good title to the Intellectual Property Rights as and to the extent provided in SECTION 5.10 and to all other Purchased Assets, reflected on the Latest Company SEC Report or acquired after the date of the Latest Company SEC Report (except inventory or other property sold or otherwise disposed of since the date of the Latest Company SEC Report in the ordinary course of business of the Business and accounts receivable and notes receivable paid in full subsequent to such date), free and clear of all Encumbrances, of any kind or character, except for those Encumbrances set forth on SCHEDULE 5.8 and Permitted Encumbrances. Except as set forth on SCHEDULE 5.8 and other than for inventory and supplies in transit in the ordinary course of business of the Business, all material tangible personal property included in the Purchased Assets is located at the Facilities.

5.9   REAL PROPERTY--OWNED OR LEASED.
      -------------------------------

           (a) SCHEDULE 5.9(a) contains a list and brief description of the Facilities, including the name of the lessor and any requirement of consent of the lessor to assign the lease of the Facilities to the Purchaser and otherwise to consummate the transactions contemplated hereby. The Facilities and the

Headquarters constitute all real properties used or occupied by the Company in connection with the Business.

           (b) Except as set forth on SCHEDULE 5.9(b):

                (i) to the Knowledge of the Company (it being understood that the Company has not conducted any engineering or similar survey of the Facilities), the physical condition of the Facilities is sufficient to permit the continued conduct of the Business as presently conducted subject to the provision of usual and customary maintenance and repair performed in the ordinary course with respect to similar properties of like age and construction;

                (ii) the Company is the owner and holder of all the leasehold estates purported to be granted by the two separate leases of the Facilities and such leases are in full force and effect and constitute valid and binding obligations of the Company; and

                (iii) the lease for 18,000 square feet of the Facilities expires on June 30, 2006 and the lease for 10,450 square feet of the Facilities expires on June 30, 2002.

5.10  INTELLECTUAL PROPERTY.
      ----------------------

           (a) Except in each case as set forth on SCHEDULE 5.10(a):

                (i) the Company owns, has the right to use, sell, license and dispose of, and has the right to bring actions for the infringement of, all Intellectual Property Rights referred to in SECTION 1.1(a)(vi) and listed on EXHIBIT C hereto (collectively, the "OWNED REQUISITE RIGHTS"), other than those Intellectual Property Rights for which the Company has a valid license, all of which are listed on SCHEDULE 5.10(a) (collectively, the "LICENSED REQUISITE RIGHTS"; and together with the Owned Requisite Rights, the "REQUISITE RIGHTS"), and such rights to use, sell, license, dispose of and bring actions are exclusive with respect to the Owned Requisite Rights;

                (ii) the Requisite Rights are sufficient for the conduct of the Business as currently conducted;

                (iii) there are no royalties, honoraria, fees or other similar payments payable by the Company to any Person by reason of (A) the ownership, use, license, sale or disposition of the Owned Requisite Rights or Licensed Requisite Rights or (B) the sale of the Products;

                (iv) no activity, service or procedure currently conducted or proposed to be conducted by the Company related to the Business violates any Contract of the Company with any third Person relating to any Requisite Rights, or infringe any Intellectual Property Rights of any other Person;

                (v) the Company has taken the steps described on SCHEDULE 5.10(a) designed to safeguard and maintain (i) the secrecy and confidentiality of Confidential or Proprietary Information and (ii) the proprietary rights of the Company in all of its Owned Requisite Rights;

                (vi) the Company has not received from any Person in the past five years any written notice, charge, complaint, claim or assertion thereof that the Company has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property Rights of any Person or committed any acts of unfair competition with respect to the Business, and no such claim is impliedly threatened by an offer to license from another Person under a claim of use; and

                (vii) the Company has not sent to any Person in the past five years, or otherwise communicated to any Person, any notice, charge, complaint, claim or other assertion of any present, impending or threatened infringement by or misappropriation of, or other conflict with, any Requisite Rights by such other Person or any acts of unfair competition by such other Person, nor, to the Knowledge of the Company, is any such infringement, misappropriation, conflict or act of unfair competition occurring or threatened.

           (b) SCHEDULE 5.10(b) contains a true and complete list of all applications, filings and other formal actions made or taken pursuant to any Laws by the Company to perfect or protect its interest in the Requisite Rights, including all patents, patent applications, trademarks, trademark applications, servicemarks and servicemark applications.

5.11  AGREEMENTS, NO DEFAULTS, ETC.
      -----------------------------

           (a) SCHEDULE 5.11 contains a true and complete list of all written and oral Contracts to which either Company is a party which were entered into or made in the ordinary course of business of the Business or which relate to the Business and are described in CLAUSES (i) through (xviii) of the next sentence of this SECTION 5.11. Except as set forth on SCHEDULE 5.11, neither Company with respect to the Business is a party to any of the following:

                (i) distributorship, dealer, sales, advertising, agency, manufacturer's representative or other Contract relating to the payment of a commission;

                (ii) collective bargaining agreement or other Contract with or commitment to any labor union or proposed labor union;

                (iii) continuing Contract for the future purchase of products, material, supplies, equipment or services which is not immediately terminable by either Company without cost, forfeiture or other liability at or at any time after the Closing;

                (iv) Contract for future sales which is not immediately terminable by either Company without cost or other liability at or at any time after the Closing;

                (v) Contract or commitment for the employment of any Designated Employee including any agreement or understanding relating to severance payments;

                (vi) Contract or commitment for the borrowing of money, for a line of credit or for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board;

                (vii) Contract or commitment for charitable contributions in excess of $1,000;

                (viii) Contract or commitment for capital expenditures;

                (ix) Contract or arrangement for the sale of any assets, properties or rights other than the sale of services or Products in the ordinary course of business of the Business at normal profit margins;

                (x) lease or other Contract with respect to the Business pursuant to which it is a lessee of or holds or operates any machinery, equipment, motor vehicles, office furniture, fixtures, products, merchandise or similar personal property owned by any other Person;

                (xi) Contract with respect to the lending or investing of funds;

                (xii) Contract or indemnification with respect to any Requisite Rights or confidential information related to the Business;

                (xiii) Contract which restricts either Company from engaging in any aspect of the Business anywhere in the world;

                (xiv) Contract or group of related Contracts with respect to the Business with the same Person (excluding purchase orders entered into in the ordinary course of business of the Business which are to be completed within three months of entering into such purchase orders) for the purchase or sale of products, material, supplies, equipment or services under which the undelivered balance thereof (including the aggregate undelivered balance under any such Contracts between the same Person and either Company) has a selling price in excess of $10,000;

                (xv) Contract with respect to the Business (A) that is not terminable by either party thereto without penalty upon not more than 30 days advance notice and involves aggregate consideration in excess of $15,000 or (B) that involves aggregate consideration in excess of $15,000 (excluding in the case of CLAUSES (A) and (B) above any purchase or sale order entered into in the ordinary course of business of the Business which is to be completed within three months of entering into such order);

                (xvi) confidentiality, non-disclosure or non-compete agreement with any officer, director, employee of or consultant to either Company or other Person with access to or knowledge of confidential or propriety information designed to safeguard and maintain (A) the secrecy and confidentiality of confidential or proprietary information of the Business and (B) the proprietary rights of the Company in all of its Owned Requisite Rights;

                (xvii) Contract with any Affiliate of the Company with respect to the Business; or

                (xviii) other Contract material to the Business.

      Notwithstanding anything to the contrary contained in this SECTION 5.11(a) and except as may be specifically set forth herein, neither Company shall be required to set forth on SCHEDULE 5.11 any item which does not involve in excess of $5,000 (or such higher thresholds as may be specifically set forth in this SECTION 5.11(a)) individually, or $20,000 in the aggregate for all items on
SCHEDULE 5.11.

           (b) All items listed on SCHEDULE 5.11 are in full force and effect, constitute legal, valid and binding obligations of the respective parties thereto, and are enforceable in accordance with their respective terms, except to the extent that enforceability may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or similar laws. Each Company has performed all of the obligations required to be performed by it to date, and there exists no default, or any event which upon the giving of notice or the passage of time, or both, would give rise to a claim of a default in the performance by each Company, to the Knowledge of the Company, or any other party to any of the items listed on SCHEDULE 5.11 of their respective obligations thereunder. The Purchaser has been furnished with true, complete and correct copies of all written items listed on SCHEDULE 5.11 and
SCHEDULE 5.11 contains complete descriptions of all oral items listed on
SCHEDULE 5.11. No consent or approval by, or any notification or filing with, any party to any of the agreements on SCHEDULE 5.11 is required in connection with the execution, delivery and performance by either Company of this Agreement or any of the Related Documents to which either Company is a party or the consummation by either Company of the transactions contemplated hereby or thereby, except for those consents, approvals, notifications or filings set forth on SCHEDULE 5.11.

5.12  LITIGATION, ETC.
      ----------------

      Except as set forth on SCHEDULE 5.12, there are no (i) Proceedings pending or, to the Knowledge of the Company, threatened against either Company, whether at law or in equity, or before or by any Governmental Entity or arbitrator or
(ii) Orders of any Governmental Entity or arbitrator against either Company, in each case adversely affecting or is reasonably likely to adversely affect the Business. Norland has delivered to the Purchaser all material documents and correspondence relating to such matters referred to on SCHEDULE 5.12 requested by the Purchaser or its Representatives, except for any such documents and correspondence with respect to which the Company has asserted attorney/client privilege.

5.13  COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS.
      ----------------------------------------

      Except as set forth on SCHEDULE 5.13 and except with respect to Laws of the FDA, the Business has not and is not being conducted in violation in any material respect of any Law, Order or Permit, including Environmental, Health and Safety Laws. Except as set forth on SCHEDULE 5.13, no investigation or review by any Governmental Entity with respect to the Business is pending or, to the Knowledge of the Company, threatened, nor has any Governmental Entity notified either Company of its intention to conduct the same. The Company has all Permits necessary for the conduct of the Business, including those required under any Environmental, Health and Safety Laws, such Permits are in full force and effect, there have been no violations of any such Permits which have not, along with all associated regulatory consequences and other related Liabilities, been resolved and no Proceeding is pending or, to the Knowledge of the Company, threatened, to revoke or limit any thereof. SCHEDULE 5.13 contains a true and complete list of all such Permits under which the Business is operating or bound, and Norland has furnished to the Purchaser true and complete copies thereof.

5.14  FDA AND OTHER COMPLIANCE.
      ------------------------

           (a) Except as set forth on SCHEDULE 5.14(a), each Company is in substantial compliance, in all material respects, with all Laws applicable to the Business including all Laws administered or issued by the United States Food and Drug Administration (the "FDA"). All Products, where required by Laws applicable thereto, are being manufactured and marketed under a valid SECTION 510(k) clearance letter or valid premarket approval application ("PMA") issued by the FDA and SCHEDULE 5.14(a) hereto lists each such letter granting a 510(k) clearance and each PMA, and includes a copy thereof. SCHEDULE 5.14(a) also lists those of the Products which are being marketed without a valid SECTION 510(k) clearance letter or PMA issued by the FDA and sets forth the reason why each such Product is being marketed without such clearance or approval.

           (b) Except as set forth on SCHEDULE 5.14(b):

                (i) no false information or significant omission has been made in any products application or products-related submission to the FDA by or on behalf of the Company or otherwise relating to any of the Products;

                (ii) any PMA or 510(k) documents and related documents for the Company's products are in compliance, in all material respects, with applicable Laws administered or promulgated by the FDA and there is no reason to believe that the FDA is considering limiting, suspending, or revoking such approvals/clearances or changing the marketing classification or labeling of any such products;

                (iii) all preclinical and clinical studies, if any, have been conducted by the Company in accordance with recognized good clinical and good laboratory practices in all material respects, and are in compliance with applicable Laws administered or promulgated by the FDA regarding preclinical and clinical studies in all material respects;

                (iv) the Company has obtained all necessary regulatory approvals from any Governmental Entities (whether foreign or domestic) related to the Products required in any jurisdiction where the Products are manufactured, marketed or sold;

                (v) SCHEDULE 5.14(b) sets forth an accurate list of internal audits conducted during the last five (5) years concerning whether the Company complies with current good manufacturing practices including the FDA's Quality System Regulations (the "QSRs") and ISO 9000 standards and all written reports or written information regarding such internal QSR audits and QSR audits conducted for the Company by an outside auditor within the last five (5) years;

                (vi) the Company is in substantial compliance with the QSR, ISO 9000 and any other applicable laws regarding quality control standards and manufacturing requirements, including the testing of incoming components and in process product, equipment validation and maintenance, complaint file requirements, complaint investigation requirements, process validation, document retention, change controls, and master file and device history file documentation;

                (vii) the Company has signed up-to-date written policies that reflect its actual QSR procedures;

                (viii) the Company has, in a timely manner, filed all required medical device reports ("MDRs") for deaths, serious injuries, and reportable malfunctions. A list of such reports and the Company's written policy regarding MDR reporting is attached as part of SCHEDULE 5.14(b); and

                (ix) the Company has no knowledge of any acts that furnish a reasonable basis for an untitled or Warning Letter, SECTION 305 Notice, or other similar communications from the FDA, and there have been no recalls, field notifications, safety alerts (whether voluntary or otherwise) or seizures requested or threatened, related to the Company's Products.

5.15  INSURANCE.
      ----------

           (a) SCHEDULE 5.15(a) contains a true and complete list of all policies of liability, theft, fidelity, life, fire, product liability, workers' compensation, health and other forms of insurance held by the Company for the benefit of the Company (specifying the insurer, amount of coverage, type of insurance, policy number and any pending claims thereunder). The Company has maintained at all times during the operation of the Business what it believes to be adequate insurance with respect to the Business. The amounts of coverage under such policies of insurance are specified on SCHEDULE 5.15(a).

           (b) Except as set forth on SCHEDULE 5.15(b), with respect to each policy of insurance listed on SCHEDULE 5.15(a):

                (a) such policy is a valid and enforceable policy and is outstanding and in full force and effect, all premiums with respect thereto are currently paid and are not subject to adjustment, and the Company is not in default in any material respect with respect to its obligations under such policy, and, to the Knowledge of the Company, no basis exists that would give any insurer under any such policy the right to cancel or unilaterally reduce or limit the stated coverages contained in such policy; and

                (b) the Company has not received any written notice that such policy has been or shall be canceled or terminated or will not be renewed.

5.16  LABOR RELATIONS: EMPLOYEES.
      --------------------------

      Except as set forth on SCHEDULE 5.16, (i) the Company is not delinquent in payments to the Designated Employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such employees, (ii) upon termination of the employment of any such employees, the Purchaser will not by reason of anything done prior to the Closing be liable to any of such employees for severance pay or any other payments, (iii) the Company is in compliance in all material respects with all applicable foreign and domestic Laws respecting labor, employment and employment practices, terms and conditions of employment and wages and hours, (iv) the Company has received no written notice that there is any unfair labor practice complaint against the Company pending before the National Labor Relations Board or any other Governmental Entity, (v) there is no labor strike, material dispute or grievance, slowdown or stoppage actually pending or, to the Knowledge of the Company, threatened against or involving the Company, (vi) no labor union currently represents the employees of the Company and, to the Knowledge the Company, no labor union has taken any action with respect to organizing the employees of the Company, and (vii) no Designated Employee has informed the Company that such employee will or may terminate his or her employment or engagement with the Company. The Company has provided to the Purchaser a copy of its employee handbook which sets forth the terms and conditions related to the employment of the Designated Employees by the Company including all employee benefits provided to such Designated Employees.

5.17  ERISA COMPLIANCE.
      -----------------

      SCHEDULE 5.17(a) contains a list of all Employee Benefit Plans of the Company (collectively, the "COMPANY EMPLOYEE PLANS") (i) that cover any Designated Employees of the Company (A) that are maintained, sponsored or contributed to by the Company or (B) with respect to which the Company is obligated to contribute or has any actual or potential liability or obligation, whether direct or indirect, or (ii) with respect to which the Company has any actual or potential liability or obligation on account of the maintenance or sponsorship thereof or contribution thereto by any present or former ERISA Affiliate of the Company. Except as set forth on SCHEDULE 5.17(b), each Company Employee Plan has been established, maintained, operated and administered in accordance with its terms and in compliance in all respects with all applicable Laws.

5.18  ENVIRONMENTAL MATTERS.
      ----------------------

           (a) Neither Company, the Business nor the Purchased Assets has been or is subject to or the subject of, any Proceeding, Order, settlement, or other consent order arising under any Environmental, Health and Safety Laws, nor, to the Knowledge of the Company, has any investigation been commenced or is any Proceeding threatened against either Company under any Environmental, Health and Safety Laws, with regard to the Business.

           (b) Except as set forth on SCHEDULE 5.18(b), neither Company has received with respect to the Business any written or oral notice, report or other information that the Company is potentially responsible under any Environmental, Health and Safety Laws for response costs or natural resource damages, as those terms are defined under the Environmental, Health and Safety Laws, at any location.

           (c) To the Knowledge of the Company, neither Company, its respective predecessors nor its respective Affiliates, with respect to the Business, has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or Released any Hazardous Materials, or owned or operated any property or facility (and no such property or facility is contaminated by any such Hazardous Materials) in a manner that has given or would give rise to Liabilities, including any Liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, or any investigatory, corrective or remedial obligations, pursuant to CERCLA, SWDA or any other Environmental, Health and Safety Laws.

           (d) To the Knowledge of the Company, none of the following exists at either the Facilities or the Headquarters: (1) underground storage tanks, (2) asbestos-containing material in any form or condition, (3) materials or equipment containing polychlorinated biphenyls, or (4) landfills, surface impoundments, or disposal areas.

           (e) Norland has provided the Purchaser with correct and complete copies of all reports and studies within the possession or control of the Company pertaining to environmental audits or environmental assessments of the Business, Purchased Assets or the Facilities, environmental conditions at the Purchased Assets and the Facilities, or sampling of environmental media at the Purchased Assets or the Facilities and, to the Knowledge of the Company, there are no other environmental reports or studies with respect thereto.

5.19  Brokers.
      --------

      Except as set forth on SCHEDULE 5.19, neither Company nor any of their officers, directors, shareholders or employees nor any other Person acting on their behalf has employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby. To the extent the Company has incurred any Liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby, it will be solely responsible for the payment of such commission or fee.

5.20  ACCOUNTS AND NOTES RECEIVABLE.
      ------------------------------

      Except as set forth on SCHEDULE 5.20, all the accounts receivable and notes receivable with respect to the Business owing to the Company as of January 31, 2002 constitute valid and enforceable claims arising from bona fide transactions in the ordinary course of business of the Business, and there are no known or asserted claims, refusals to pay or other rights of set-off against any thereof. Except as set forth on SCHEDULE 5.20, there is (i) no account debtor or note debtor delinquent in its payment by more than 90 days, (ii) no account debtor or note debtor that has refused or, to the Knowledge of the Company, threatened to refuse to pay its obligations to the Company for any reason, (iii) to the Knowledge of the Company, no account debtor or note debtor that is insolvent or bankrupt and (iv) no account receivable or note receivable pledged to any third party by the Company.

5.21  ACCOUNTS AND NOTES PAYABLE.
      ---------------------------

      Except as set forth on SCHEDULE 5.21, all accounts payable and notes payable related to the Business by the Company to third parties as of the date hereof arose, and as of the Closing shall have arisen, in the ordinary course of business of the Business, and, except as set forth on SCHEDULE 5.21, there is no such account payable or note payable materially delinquent in its payment, except those contested in good faith and already disclosed on SCHEDULE 5.21.

5.22  INVENTORIES.
      ------------

      The Inventories of the Products which, as of the date hereof, would have an assigned book value pursuant to the Attachment to SCHEDULE 3.2, are of good, useable and merchantable quality, and include no items which are of a quantity not usable or salable in the normal course of business of the Business.

5.23  RELATED TRANSACTIONS.
      ---------------------

      Except as set forth on SCHEDULE 5.23, and except for compensation to regular employees of either Company, no current or former Affiliate of the Company or any associate (as defined in the rules promulgated under the Exchange
Act) thereof, is now, or has been during the last five fiscal years, (i) a party to any transaction or Contract with either Company related to the Business, or
(ii) the direct or indirect owner of an interest in any Person which is a present or potential competitor, supplier or customer of the Business (other than non-affiliated holdings in publicly held companies), nor does any such Person receive income from any source other than the Company which relates to the Business, or should properly accrue to, the Company.

5.24  SUPPLIERS AND VENDORS.
      ----------------------

      Except as set forth on SCHEDULE 5.24 and except in the ordinary course of business of the Business, no material supplier or vendor of the Business has canceled or otherwise terminated, or threatened in writing to cancel or otherwise terminate, its relationship with the Company or has decreased, limited or otherwise modified, or threatened to decrease, limit or otherwise modify, the services, supplies or materials it provides to the Company and, to the Knowledge of the Company, the transactions contemplated by this Agreement shall not affect the relationship of the Company with any such supplier or vendor.

5.25  CUSTOMERS.
      ----------

      Except to the extent any such business relationship is impaired solely by virtue of an account or note receivable past 90 days due as disclosed on
SCHEDULE 5.25, the business relationship between the Company and its customers of the Business is generally good and no material disagreement or problem exists between the Company and any such customer. No such customer to which more than $50,000 of the Company's annual sales are attributable has threatened, or has notified the Company that it intends, to terminate its relationship and dealings with the Company, whether as a result of the transactions contemplated by this Agreement or otherwise.

5.26  WARRANTIES OF PRODUCTS; PRODUCTS LIABILITY; REGULATORY COMPLIANCE.
      ------------------------------------------------------------------

           (a) Except to the extent written down on the books of account of the Company or reserved against thereon, each Product manufactured, sold, distributed, used or held in inventory by the Company (including all documentation furnished in connection therewith) is, subject to customary and reasonable tolerances, free from any significant defects in workmanship and materials, and conforms in all material respects with all customary and reasonable standards for products of such type.

           (b) The Company has not become aware or otherwise been notified of or been responsible for, subject to nor does it now have any actual or potential Liability, whether direct or indirect, arising out of, any injury to Persons or property as a result of the ownership, possession or use of any Product.

           (c) Neither the FDA nor any other Governmental Entity regulating the marketing, testing or advertising of any of the Products has requested that any such product be removed from the market, that substantial new product testing be undertaken as a condition to the continued manufacturing, selling, distribution or use of any such product or that such product be modified in a way likely to have result in a Material Adverse Change to the Business.

5.27  SUFFICIENCY OF ASSETS.
      ----------------------

      The sale of the Purchased Assets by the Company to the Purchaser pursuant to this Agreement will effectively convey to, or provide the license to, the Purchaser the entire Business, and all of the tangible and intangible property necessary for the conduct of the Business by the Company. Except as set forth on
SCHEDULE 5.27, as of the Closing, the Purchased Assets (whether owned, leased or held under license by the Purchaser) will be sufficient to operate and conduct the Business in the same manner as conducted by the Company immediately prior to the Closing.

5.28  BANKRUPTCY, ETC.
      ----------------

      Neither Company is involved in any Proceeding by or against it as a debtor before any Governmental Entity under Title 11 of the United States Bankruptcy Code or any other insolvency or debtors' relief act, whether state, federal or foreign, or for the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official for any part of the property of either Company.

5.29  OPINION OF FINANCIAL ADVISOR; VOTING AGREEMENT.
      -----------------------------------------------

           (a) The board of directors of Norland (the "NORLAND BOARD") has received the opinion of First Albany Corporation to the effect that, as of such date, the consideration to be received by the Company from the Purchaser for the Purchased Assets pursuant to the terms and conditions of this Agreement is fair to the Company from a financial point of view (the "FAIRNESS OPINION").

           (b) Each of Reynald G. Bonmati, the chief executive officer of Norland and a stockholder of Norland ("BONMATI") and Bones, L.L.C. has executed and delivered to the Purchaser a stockholder voting agreement (collectively, the "VOTING AGREEMENTS").

5.30  DISCLOSURE.
      -----------

      Neither this Agreement, including the SCHEDULES, attachments or exhibits, nor any other written material filed by Norland with the SEC contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, taken as a whole, in light of the circumstances in which they were made, misleading.

                                   ARTICLE VI

        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND THE GUARANTOR

      The Purchaser and the Guarantor each hereby jointly and severally represent and warrant to the Company as follows:

6.1   ORGANIZATION; CORPORATE AUTHORITY.
      ----------------------------------

      It is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and it has all requisite corporate power and authority to enter into this Agreement and each Related Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

6.2   CORPORATE ACTION; AUTHORITY; NO CONFLICT.
      -----------------------------------------

      Its execution, delivery and performance of this Agreement and each Related Document to which it is a party, and its consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on its part. This Agreement and each Related Document to which it is a party have been or will be, at or prior to the Closing, duly and validly executed and delivered by it and are or will be the valid and binding obligation of it, enforceable against it in accordance with its terms except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and subject to the limitations imposed by general equitable principles. Each of (i) the execution, delivery and performance of this Agreement and each Related Document to which it is a party, (ii) the consummation of the transactions contemplated hereby and thereby, and (iii) the compliance by it with any provision hereof or thereof, does not and will not (A) conflict with or result in any violation of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any benefit under, or result in the creation of any Encumbrance upon any of its respective assets or properties under any term, condition or provision of its Fundamental Documents or (B) violate any Law applicable to it or any of its respective properties or assets.

6.3   CONSENT.
      --------

           (a) No provision of its Fundamental Documents or any Contract to which it is a party or by which any of its respective properties is bound, requires the consent or authorization of any other Person as a condition precedent to the consummation of the transactions contemplated by this Agreement or any of the Related Documents to which it is a party, which consent or authorization, if not obtained, would result in an adverse effect which is material upon the consummation by it of the transactions contemplated by this Agreement or any of such Related Documents.

           (b) No consent, approval, Order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required to be obtained by it in connection with the transactions contemplated by this Agreement or any of the Related Documents to which it is a party.

6.4   BROKERS.
      --------

      Except as set forth on SCHEDULE 6.4 hereto, neither it nor any of its respective officers, directors, shareholders or employees (nor any Affiliate of any of the foregoing) has employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby. To the extent it has incurred any Liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby, it will be solely responsible for the payment of such commission or fee.

6.5   LITIGATION.
      -----------

      There are no Proceedings pending or, to the Knowledge of the Purchaser and the Guarantor, threatened against the Purchaser or the Guarantor, whether at law or in equity, or before or by any Governmental Entity or arbitrator that challenge or may have the effect of preventing, delaying, making illegal or otherwise interfering with the consummation by the Purchaser or the Guarantor of the transactions contemplated hereby or by any of the Related Documents.

6.6   FINANCING.
      ----------

      The Purchaser has available to it the financial resources necessary for it to perform all of its obligations under this Agreement and each of the Related Documents to which it is a party.

                                  ARTICLE VII

                CONDUCT AND TRANSACTIONS PRIOR TO AND AT CLOSING

7.1   ACCESS TO INFORMATION.
      ----------------------

           (a) From and after the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to ARTICLE X (the "PRE-CLOSING PERIOD"), the Company shall afford, and shall cause its independent public accountants and counsel to afford, as applicable, to the Purchaser, its Affiliates and their respective Representatives full access upon reasonable notice and during normal business hours (but without interruption of the business of the Company) to the customers, suppliers and vendors of the Company and to all of the books and records, Tax Returns, work papers and other documents and information related to the Business and the Purchased Assets and to the Facilities and personnel of the Company as may be reasonably requested; PROVIDED, HOWEVER, the Purchaser, its Affiliates and their respective Representatives shall not contact any customer, supplier or vendor of the Company without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The investigation contemplated by this SECTION 7.1 shall not affect or otherwise diminish or obviate in any respect any of the representations and warranties or the indemnification obligations of the Company contained in this Agreement.

           (b) Unless and until the transactions contemplated herein have been consummated, the Purchaser shall hold in strict confidence and shall not use or exploit any and all information obtained pursuant to SECTION 7.1(a) and the Purchaser shall return to Norland, at Norland's request, all such documents and materials concerning the Company received by it hereunder. Notwithstanding the foregoing, the Purchaser's obligations set forth in this SECTION 7.1(b) shall not apply to information which (i) is or generally becomes known to the public (other than as a result of a breach of this SECTION 7.1(b) by the Purchaser),
(ii) has been independently developed or derived by the Purchaser or its Representatives without the use of any of the materials provided to the Purchaser or its Representatives by the Company, (iii) was or becomes available to the Purchaser on a nonconfidential basis from a Person who, to the Purchaser's knowledge, is not otherwise bound by a confidentiality agreement with, or duty to, the Company or (iv) is required by applicable Law to be disclosed; PROVIDED, HOWEVER, in the event that the Purchaser is required by Law to disclose any information obtained by it pursuant to SECTION 7.1, Confidential Information, the Purchaser shall provide Norland with prompt written notice of any such requirement so that Norland may seek an appropriate protective order and the Purchaser shall reasonably cooperate with Norland in any lawful action Norland desires to limit or delay such disclosure or otherwise ensure that confidential treatment will be accorded to such information . If, failing the entry of a protective order, the Purchaser is required by Law to disclose such information, then the Purchaser shall disclose only that portion of such information which it is so required to disclose.

7.2   CONDUCT OF THE COMPANY.
      -----------------------

      During the Pre-Closing Period, the Company shall:

           (a) conduct the Business substantially as presently operated and only in the ordinary course consistent with past practice;

           (b) not enter into any transaction with respect to the Business other than in the ordinary course of business of the Business, or any transaction which is not at arms-length with unaffiliated third Persons, or any transaction with any affiliated third Person;

           (c) not dispose of any of the Purchased Assets, except sales of inventories in the ordinary course of business of the Business;

           (d) use commercially reasonable efforts to (i) maintain the business, assets, relations with employees, customers and suppliers, licenses and operations of the Business as an ongoing business and preserve its goodwill, in accordance with past practice and (ii) to satisfy each of the closing conditions set forth in SECTION 8.1;

           (e) not, except with the written consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), enter into any Contract (or series of related Contracts) with respect to the Business or amendment of any Contract with respect to the Business involving an aggregate amount in excess of $25,000 other than in the ordinary course of business of the Business consistent with past practice;

           (f) except with the written consent of the Purchaser or as provided in SCHEDULE 7.2(f), not increase or promise to increase the compensation payable to Designated Employees;

           (g) not pay, discharge or satisfy any material claims, Liabilities or obligations (whether absolute, accrued, contingent or otherwise) of the Business, other than the payment, discharge or satisfaction of Liabilities in the ordinary course of business of the Business consistent with past practice;

           (h) except with the written consent of the Purchaser, not delay or postpone the payment of accounts payable and other obligations and Liabilities of the Business or accelerate the collection of accounts receivable of the Business, other than in the ordinary course of business of the Business consistent with past custom and practice

           (i) not change in any material respect the accounting methods or practices followed by the Company with respect to the Business, including any change in any assumption underlying, or method of calculating, any bad debt, contingency or other reserve, except as may be required by changes in GAAP;

           (j) not amend or modify, in any way that will adversely affect the Business and the transactions contemplated hereby, either Company's Fundamental Documents; or

           (k) authorize any of the foregoing or enter into any agreement to do any of the foregoing.

7.3   EFFORTS TO CONSUMMATE.
      ----------------------

      Subject to the terms and conditions of this Agreement, each party shall use reasonable efforts to take or cause to be taken all actions and do or cause to be done all things required under all applicable Laws or this Agreement, in order to consummate the transactions contemplated hereby, including the satisfaction of the conditions precedent contained in ARTICLE VIII capable of being satisfied by such party.

7.4   EXCLUSIVITY.
      ------------

           (a) The Company acknowledges that substantial time of the Purchaser and substantial out-of-pocket expenses (including attorneys' and accountants' fees and expenses) have been and will continue to be expended and incurred in connection with conducting legal, business and financial due diligence investigations of the Business, drafting and negotiating this Agreement and the Related Documents and other related expenses (collectively, "ACQUISITION EXPENSES"). During the Pre-Closing Period, the Company shall not, and the Company shall direct and use its best efforts to cause the Representatives of the Company not to, directly or indirectly: (i) solicit, encourage, initiate, or otherwise facilitate any inquiries or the making of any proposal or offer with respect to or relating to Another Transaction, (ii) conduct any discussions, enter into any negotiations, agreements, understandings or transactions, or provide any information to any Person (other than the Purchaser, the Guarantor and their respective Representatives) with respect to or relating to Another Transaction or (iii) provide any non-public financial or other confidential or proprietary information regarding the Business or the Purchased Assets (including this Agreement and any other materials containing the Purchaser's proposed terms and any other financial information, projections or proposals regarding the Business or the Purchased Assets) to any Person (other than to the Purchaser, the Guarantor and their respective Representatives). As used herein, the term "ANOTHER TRANSACTION" means (A) the sale of the Business or any of the Purchased Assets, other than the sale of inventories in the ordinary course consistent with past practice, or (B) the sale (whether by sale of stock, merger, consolidation or otherwise) of more than 50% of the voting securities of either Company. Each Company represents that it is not a party to, or bound by, any agreement with respect to Another Transaction other than this Agreement and this Agreement will not violate any agreement to which it is bound or to which its assets are subject.

           (b) Notwithstanding anything to the contrary contained in this
SECTION 7.4, nothing herein shall prevent the Norland Board (or any committee thereof) from (i) complying with Rule 14e-2 promulgated under the Exchange Act or (ii) considering, negotiating, discussing or approving a bona fide Another Transaction not solicited in violation of this SECTION 7.4 or withholding or withdrawing its recommendation of the transactions contemplated hereby, provided that in the case of clause (ii) the Norland Board determines in good faith, after consultation with outside legal counsel, that it is required to do so in order to comply with its fiduciary duties under applicable Law.

           (c) If the Company receives any oral or written offer or proposal to engage in discussions relating to Another Transaction, then the Company shall immediately notify the Purchaser of the identity of the Person making, and the specific terms of, any such offer or proposal. In addition, the Company shall
(i) immediately cease and cause to be terminated any existing activities, discussion or negotiations with any parties conducted heretofore with respect to Another Transaction, (ii) promptly request each Person (other than the Purchaser, the Guarantor and their respective Representatives) that has heretofore executed a confidentiality agreement in connection with such Person's consideration of engaging in Another Transaction with the Company to return to the Company all confidential information heretofore furnished to such Person by or on behalf of the Company and (iii) take the necessary steps to promptly inform its Representatives of the obligations undertaken in this SECTION 7.4.

           (d) Each party recognizes and acknowledges that a breach of this
SECTION 7.4 will cause irreparable and material loss and damage to the Purchaser, which cannot be adequately compensated for in damages by an action at law. Therefore, the Company agrees that the Purchaser shall be entitled, in addition to any other remedies and damages available, to the equitable remedies of injunction and specific performance with respect to the Company's obligations hereunder.

7.5   PUBLIC ANNOUNCEMENTS.
      ---------------------

      The Purchaser and Norland shall consult with each other before issuing and, to the extent reasonably practicable, give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement or any Related Document and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system. The initial press release to be issued with respect to the execution of the Agreement shall be in the form heretofore agreed to by the parties.

7.6   CONSENTS.
      ---------

      Each party shall use its commercially reasonable efforts, and the other party shall cooperate with such efforts, to obtain any consents and approvals of, or effect the notification of or filing with, each Person, whether private or governmental, whose consent or approval is required in order to permit the consummation of the transactions contemplated hereby.

7.7   NOTICE OF PROSPECTIVE BREACH; SUPPLEMENT TO SCHEDULES.
      ------------------------------------------------------

           (a) Each party shall promptly notify the other party in writing upon the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (i) any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing if such representation and warranty were made at such time or (ii) any material failure of such party hereto to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

           (b) From time to time prior to the Closing, the Company shall supplement or amend with reasonable frequency the information contained in the SCHEDULES hereto with respect to any matter hereafter arising, which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in any SCHEDULE hereto. Any supplement or amendment delivered pursuant to this SECTION 7.8(b) shall in no event be the basis for any claim that any representation or warranty is inaccurate or has been breached for purposes of SECTION 8.1 or SECTION 9.1, but such supplement or amendment may provide a basis for the Purchaser to terminate this Agreement pursuant to
ARTICLE X, to the extent provided therein.

7.8   EXCHANGE OF PROCEEDS.
      ---------------------

      If during the Pre-Closing Period the Company receives any proceeds in consideration for the exchange of any of its assets that constitute Purchased Assets, whether from the sale of any such Purchased Assets (other than sales of inventory in the ordinary course of business of the Business consistent with past practice) or from insurance proceeds payable on account of any loss or casualty to such Purchased Assets, any proceeds from the taking of such Purchased Assets pursuant to the power of eminent domain, or any other proceeds from whatever source relating to the disposition of such Purchased Assets (the

"Exchange Proceeds"), Norland shall promptly notify the Purchaser of such receipt of Exchange Proceeds and shall consult with the Purchaser with respect to the application of any such Exchange Proceeds.

7.9   POST-CLOSING EMPLOYEE BENEFITS.
      -------------------------------

           (a) The Purchaser shall offer employment as of the Closing Date to those employees of the Business set forth on SCHEDULE 7.9 (the "Designated Employees"). Any such employees who become employees of the Purchaser pursuant to such offer are herein called the "Hired Employees". The Purchaser shall have no obligation to offer employment to any employees of the Business other than the Designated Employees. The Purchaser shall provide such Hired Employees, effective upon their commencement of employment with the Purchaser, substantially equivalent compensation to the compensation such Hired Employees received from either Company prior to the Closing. The Hired Employees, effective upon their commencement of employment with the Purchaser, shall be entitled to participate in, and have the benefits of, all benefit plans of The Cooper Companies, Inc. (the "Parent") to the same extent as similarly situated employees of the Parent are entitled to such benefits. Such benefits will commence on the Closing Date (or date of such Hired Employee's commencement of employment with the Purchaser, if later). To the extent practicable and to the extent provided by the benefit plans of the Parent (i) the Hired Employees shall be given credit for their years of service with either Company for all purposes including vacation accrual, vesting eligibility and (ii) the Hired Employees, their spouses and eligible dependants, as applicable, shall have any preexisting conditions or limitations under health and life insurance plans waived by the applicable plan sponsor. Nothing contained in this Agreement shall confer upon any Hired Employee any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement, including any right to employment or continued employment or to any benefits that may be provided, directly or indirectly, under any employee benefit plan, policy or arrangement of the Purchaser or the Parent, nor shall anything contained in this Agreement constitute a limitation on or restriction against the right of the Purchaser or the Parent to amend, modify or terminate any such plan, policy or arrangement. The Company shall retain all liabilities and obligations arising from the termination or severance at any time and from time to time of all employees of the Business who are not Hired Employees.

           (b) The Company consents to the use by the Purchaser of all rights (including experience ratings) retained by the Company and not otherwise transferred to the Purchaser pursuant to SECTION 1.1(a) with respect to unemployment, workers' compensation and other similar insurance reserves, in each case relating to the Hired Employees.

7.10  CHANGE OF NAME.
      ---------------

      As of the Closing Date, each Company shall have changed its corporate name to remove the word "Norland" to a name sufficiently dissimilar from its current name so that the Purchaser immediately may commence use of the Norland name and, in the reasonable judgment of the Purchaser, there will be no confusion of the public.

7.11  STOCKHOLDERS' MEETING; PREPARATION OF PROXY STATEMENT.
      ------------------------------------------------------

           (a) Subject to SECTION 7.4, Norland, acting through the Norland Board, shall, in accordance with applicable Law and its Fundamental Documents, duly call, give notice of, convene and hold a special meeting of its stockholders (the "SPECIAL MEETING") as soon as practicable after Norland has responded to all SEC comments with respect to the preliminary Proxy Statement as provided in SECTION 7.12(b) for the purpose of obtaining the approval of the Sale and the terms and conditions of this Agreement.

           (b) Norland shall, as soon as practicable, prepare and file a preliminary proxy statement relating to the required approval by or meeting of Norland's stockholders pursuant to the Special Meeting (the "PROXY STATEMENT") with the SEC, in form and substance reasonably satisfactory to the Purchaser, which will include a recommendation of the Norland Board to vote in favor of the Sale on the terms and conditions set forth in this Agreement. Norland shall, and shall cause its Representatives to, use its best efforts to respond to any comments of the SEC and its staff and to cause the Proxy Statement to be declared effective and mailed to Norland's stockholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC or its staff. Norland shall notify the Purchaser promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply the Purchaser with copies of all written correspondence between Norland or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. If at any time prior to the meeting of Norland's stockholders there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, Norland shall promptly prepare and mail to its stockholders such an amendment or supplement. Norland shall not mail any Proxy Statement, or any amendment or supplement thereto, to which the Purchaser reasonably objects, unless required by Law or the SEC staff, in the opinion of outside counsel; PROVIDED, HOWEVER, that the Purchaser shall identify its objections and fully cooperate with Norland to create a mutually satisfactory Proxy Statement. In connection with such preliminary Proxy Statement and any amendment or supplement thereto, the Purchaser shall promptly provide all information reasonably requested by Norland.

           (c) The Proxy Statement will not, at the date mailed to Norland's stockholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply in all material respects with the provisions of the Exchange Act.

7.12  BULK SALES STATUTES.
      --------------------

           (a) Each of the Company and the Purchaser shall comply with the relevant provisions of ARTICLE VI of the Wisconsin Uniform Commercial Code (Wis. Stat. ss. 406.101 et seq.) as such relate to the Sale to be completed by it, including the following: Norland shall provide to the Purchaser, at least fifteen (15) days prior to the Closing a certified list of the Company's existing creditors, including information about each creditor and details of such creditor's claims against the Company, and create a SCHEDULE of the Purchased Assets. The Purchaser shall (i) provide at least ten (10) days prior to the Closing to the creditors identified by Norland a notice of the Sale, including details for payment of the claims of such creditors, (ii) maintain a list of creditors and SCHEDULE of the Purchased Assets transferred to the Purchaser and (iii) permit inspection by any creditor of such records for a period of at least six (6) months following the Closing Date, or in the alternative, file such information with the Wisconsin Department of Financial Institutions.

           (b) Each of the Purchaser and the Company shall comply with the relevant provisions of the New York State Tax laws regarding bulk sales (N.Y. Comp. Codes R. & Regs. tit. 20,ss.537.0 et seq.) to be completed by it including the following: (i) at least ten (10) days prior to the Closing Date, the Purchaser shall notify the New York State Department of Taxation and Finance (the "NEW YORK STATE TAX DEPARTMENT") of the Sale on Form AU-196.10 and (ii) in the event that the New York Tax Department notifies the Purchaser that a potential claim for sales Tax owed by the Company exists, the Purchaser shall withhold from the cash amount of the Purchase Price referred to in SECTION 3.1(a), an amount of money sufficient to pay such claim until the earlier of (x) ninety (90) days following the Closing Date and (y) the liquidation of such claim, and the New York State Tax Department will have a first-priority security interest in such amount. The Purchaser shall promptly reimburse to Norland any amounts withheld in excess of actual sales Tax liability.

                                  ARTICLE VIII

                               CLOSING CONDITIONS

8.1   CONDITIONS TO OBLIGATIONS OF THE PURCHASER.
      -------------------------------------------

      The obligations of the Purchaser under this Agreement to purchase the Purchased Assets and assume the Assumed Liabilities are subject to the satisfaction, on or prior the Closing, of the following conditions unless waived (to the extent such conditions can be waived) by the Purchaser:

           (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Company in this Agreement and the Related Documents (other than those representations and warranties that contain materiality standards or qualifications, which representations and warranties shall be true in all respects) shall be true and correct in all material respects on and as of the Closing Date with the same effect as if such representations and warranties had been made at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall be true and correct as of such date).

           (b) PERFORMANCE OF OBLIGATIONS. The Company shall have performed or complied in all material respects with all agreements, obligations and covenants required to be performed by it under this Agreement and the Related Documents on or as of the Closing Date.

           (c) AUTHORIZATION. All action necessary to authorize the execution, delivery and performance of this Agreement and the Related Documents by each Company and the consummation of the transactions contemplated hereby and thereby, including any requisite stockholder approval, shall have been duly and validly taken by each Company and each Company shall have full power and right to consummate the transactions contemplated hereby and thereby on the terms provided herein.

           (d) CONSENTS AND APPROVALS. The Purchaser shall have received duly executed copies of all consents and approvals required for or in connection with the execution and delivery by the Company of this Agreement and each of the Related Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, in form and substance satisfactory to the Purchaser.

           (e) GOVERNMENT CONSENTS, AUTHORIZATIONS, ETC. Except as set forth on
SCHEDULE 8.1(e) all consents, authorizations, Orders and approvals of, filings or registrations with and the expiration of all waiting periods imposed by, any third Person, including any Governmental Entity which are required for or in connection with the execution and delivery by the parties of this Agreement and the Related Documents to which they are parties and the consummation by the parties of the transactions contemplated hereby and thereby and in order to permit or enable the Purchaser to conduct the Business after the Closing in substantially the same manner as previously conducted by the Company shall have been obtained or made, in form and substance reasonably satisfactory to the Purchaser, and shall be in full force and effect.

           (f) ACTIONS AND PROCEEDINGS. No Proceeding shall be pending before any Governmental Entity, or threatened, to restrain or prohibit the consummation of the transactions contemplated by this Agreement or any of the Related Documents or which is reasonably likely to result in damages payable by the Purchaser in connection therewith or result in a Material Adverse Change or a divestiture by the Purchaser of all or a substantial part of the Purchased Assets, and no court of competent jurisdiction shall have issued an injunction with respect to the consummation of the transactions contemplated by this Agreement and the Related Documents that shall not be stayed or dissolved at the time of Closing.

           (g) STATUTES. No action shall have been taken or threatened, and no Law shall have been enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any Governmental Entity that would (i) make the consummation of the transactions contemplated hereby illegal or substantially delay the consummation of any material aspect of the transactions contemplated hereby, (ii) render any party unable to consummate the transactions contemplated hereby, or (iii) impair the ability of the Purchaser to own or conduct the Business as previously conducted, whether directly or indirectly.

           (h) STOCKHOLDER APPROVAL. The Sale and the terms and conditions of this Agreement shall have been approved by the requisite vote of the stockholders of Norland.

           (i) OPINION OF THE COMPANY'S COUNSEL. The Purchaser shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Company, dated the Closing Date, substantially in the form of EXHIBIT F hereto.

           (j) RELATED DOCUMENTS. Each of the documents set forth below (each, a "RELATED DOCUMENT", and collectively, the "RELATED DOCUMENTS") shall have been executed and delivered by the parties thereto:

                (i) NON-COMPETITION AGREEMENT. The Company shall have executed and delivered the non-competition agreement substantially in the form of EXHIBIT G hereto (the "NON-COMPETITION AGREEMENT");

                (ii) BILL OF SALE. The Company shall have executed and delivered the Bill of Sale; and

                (iii) CONSULTING AGREEMENT. Bonmati shall have executed and delivered an agreement relating to consulting services to be provided by Bonmati to the Purchaser substantially in the form of EXHIBIT H hereto (the "CONSULTING AGREEMENT").

           (k) RELEASE OF ENCUMBRANCES. The Purchaser shall have received from Norland evidence reasonably satisfactory to the Purchaser that all Encumbrances on the Purchased Assets (other than Permitted Encumbrances) have been released.

           (l) REAL ESTATE. The Purchaser shall have received from Norland evidence reasonably satisfactory to the Purchaser that the landlord for the Facilities has (i) consented to the transfer of the applicable leases for the Facilities to the Purchaser and (ii) either extended, or granted an option for the extension of, until August 31, 2006 the term of the lease for the portion of the Facilities which is presently due to expire on June 30, 2002. In addition, the Purchaser shall have received from the landlord of the Facilities an estoppel certificate for the leases for the Facilities.

           (m) STATEMENTS. Norland shall have prepared and delivered to the Purchaser each of the following statements for the year ended December 31, 2001:
(i) an income and expense statement for the Business, (ii) a statement of assets and liabilities for the Business, (iii) a statement of sales for each Product and (iv) sales of the McCue C.U.B.A.

           (n) ABSENCE OF MATERIAL ADVERSE CHANGE. Since September 30, 2001, there shall have been no Material Adverse Change.

           (o) RELATED CERTIFICATES. Each of the following certificates shall have been executed and/or delivered, as the case may be, by the Person who or which is the subject thereof:

                (i) a certificate of the secretary of each Company dated as of the Closing Date, certifying (A) that true and complete copies of such Company's Fundamental Documents as in effect on the Closing Date are attached thereto, (B) as to the incumbency and genuineness of the signatures of each officer of such Company executing this Agreement or any of the Related Documents on behalf of such Company; and (C) the genuineness of the resolutions (attached thereto) of the Norland Board and the board of directors and stockholder of the Subsidiary authorizing the execution, delivery and performance of this Agreement and the Related Documents to which such Company is a party and the consummation of the transactions contemplated hereby and thereby;

                (ii) certificates of the secretaries of state of the states specified in SCHEDULE 5.1 in which each Company is organized or qualified to do business, dated as of a date which is within five (5) days of the

      Closing Date, certifying as to the good standing and nondelinquent tax status of such Company; and

                (iii) a certificate of the principal executive officer of each Company dated as of the Closing Date, certifying as to (A) the accuracy of the representations and warranties of such Company contained herein, as contemplated by SECTION 8.1(a), and (B) the performance of the covenants of such Company contained herein, as contemplated by SECTION 8.1(b).

           (p) FAIRNESS OPINION. A true and complete copy of the Fairness Opinion shall have been delivered to the Purchaser. First Albany Corporation shall not have withdrawn or amended the Fairness Opinion in any material respect.

8.2   CONDITIONS TO OBLIGATIONS OF THE COMPANY.
      -----------------------------------------

      The obligations of the Company under this Agreement to sell the Purchased Assets and to take the other actions required to be taken by the Company at the Closing are subject to the satisfaction, on or prior to the Closing, of the following conditions unless waived (to the extent such conditions can be waived) by the Company:

           (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Purchaser and the Guarantor in this Agreement and the Related Documents (other than those representations and warranties that contain materiality standards or qualifications, which representations and warranties shall be true in all respects) shall be true and correct in all material respects on and as of the Closing Date with the same effect as if such representations and warranties had been made at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall be true and correct as of such date).

           (b) PERFORMANCE OF OBLIGATIONS. The Purchaser shall have performed or complied in all material respects its respective agreements, obligations and covenants required to be performed by it under this Agreement on or as of the Closing Date.

           (c) STOCKHOLDER APPROVAL. Requisite stockholder approval of this Agreement and the consummation of the transactions contemplated thereby by Norland's stockholders shall have been obtained.

           (d) GOVERNMENT CONSENTS, AUTHORIZATIONS, ETC. All consents, authorizations, Orders and approvals of, filings or registrations with and the expiration of all waiting periods imposed by, any third Person, including any Governmental Entity, which are required for or in connection with the execution and delivery by the parties of this Agreement and the Related Documents to which they are parties and the consummation by the parties of the transactions contemplated hereby and thereby shall have been obtained or made and shall be in full force and effect.

           (e) ACTIONS AND PROCEEDINGS. No Proceeding shall be pending before any Governmental Entity, or threatened to restrain or prohibit the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents or which is reasonably likely to result in damages payable by the

Company in connection therewith or which could adversely affect the Company and no court of competent jurisdiction shall have issued an injunction with respect to the consummation of the transactions contemplated by this Agreement and the Related Documents that shall not be stayed or dissolved at the time of Closing.

           (f) STATUTES. No action shall have been taken or threatened, and no Law shall have been enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any Governmental Entity that would (i) make the consummation of the transactions contemplated hereby illegal or substantially delay the consummation of any material aspect of the transactions contemplated hereby, or (ii) render any party unable to consummate the transactions contemplated hereby.

           (g) OPINION OF THE PURCHASER'S COUNSEL. Norland shall have received an opinion of O'Sullivan LLP, counsel for the Purchaser, dated the Closing Date substantially in the form of EXHIBIT I hereto.

           (h) RELATED DOCUMENTS. Each of the Related Documents shall have been executed and delivered by the parties thereto and the transactions contemplated thereby consummated or effected, as the case may be, in accordance with the terms thereof.

           (i) RELATED CERTIFICATES. Each of the following certificates shall have been executed and/or delivered, as the case may be, by the Person who or which is the subject thereof:

                (i) a certificate of the secretary of the Purchaser and the Guarantor dated as of the Closing Date, certifying (A) that true and complete copies of the Fundamental Documents of the Purchaser and the Guarantor as in effect on the Closing Date are attached thereto, (B) as to the incumbency and genuineness of the signatures of each officer of the Purchaser and the Guarantor executing this Agreement or any of the Related Documents on behalf of the Purchaser and the Guarantor; and (C) the genuineness of the resolutions (attached thereto) of the board of directors of the Purchaser and the Guarantor authorizing the execution, delivery and performance of this Agreement and the Related Documents to which the Purchaser and the Guarantor are parties and the consummation of the transactions contemplated hereby and thereby;

                (ii) certificates of the secretary of state of the state in which each of the Purchaser and the Guarantor is organized dated as of a date which is within five (5) days of the Closing Date, certifying as to the good standing and nondelinquent tax status of the Purchaser and the Guarantor;

                (iii) a certificate signed by an officer of the Purchaser and the Guarantor, dated as of the Closing Date, certifying as to (A) the accuracy of the representations and warranties of the Purchaser and the Guarantor contained herein, as contemplated by SECTION 8.2(a), and (B) the performance of the covenants of the Purchaser and the Guarantor contained herein, as contemplated in SECTION 8.2(b).

           (j) FAIRNESS OPINION. First Albany Corporation shall not have withdrawn or amended the Fairness Opinions in any material respect.

                                   ARTICLE IX

                                 INDEMNIFICATION

9.1   INDEMNIFICATION GENERALLY; ETC.
      -------------------------------

           (a) Subject to the further terms of this ARTICLE IX, the Company Indemnifying Persons shall indemnify the Purchaser Indemnified Persons for, and hold each of them harmless from and against, any and all Purchaser Losses arising from or in connection with any of the following:

                (i) the untruth, inaccuracy or breach of any representation or warranty of the Company contained in ARTICLE V, or in the SCHEDULES, any EXHIBIT hereto or any certificate delivered in connection herewith on or before the Closing Date;

                (ii) the breach of any agreement or covenant of the Company contained in this Agreement (including the SCHEDULES and the EXHIBITs attached hereto) or any other Related Document to which the Company is a party;

                (iii) the Excluded Assets;

                (iv) the Excluded Liabilities;

                (v) notwithstanding the disclosure of any such Liability in this Agreement, on any SCHEDULE, or otherwise, all Liabilities (contingent or otherwise and including Liability for response costs, personal injury, property damage or natural resource damage), other than the Assumed Liabilities, which arise out of events involving either Company that occur prior to the Closing, or products sold or services performed by either Company prior to the Closing (notwithstanding that the date on which such Liability arose or became manifest is after the Closing), including the assertion of any claim, demand or Liability against the Purchaser arising from or in connection with (x) any action or inaction of Norland or any of its stockholders in connection with the action of any such stockholders required to approve the Sale or (y) the assertion against the Purchaser by any such stockholder of any claim with respect to any actions or the transactions of or involving either Company prior to or at Closing (including the actions and transactions contemplated by this Agreement);

                (vi) the assertion of any claim, demand or Liability against the Purchaser arising from or in connection with Environmental, Health and Safety Laws with respect to (i) any Environmental Condition (ii) any properties or facilities previously owned, leased or occupied by the Company, or (iii) the offsite treatment, storage or disposal, or arrangement for disposal, of Hazardous Materials by the Company or otherwise in connection with the Business (including any such Hazardous Materials produced or generated in connection with operations upon the Facilities or the Headquarters), except for any such Liability reflected in the Closing Statement and except to the extent that the facts and circumstances underlying such Liability are caused by the conduct of the Business or the operation or use of the Purchased Assets by the Purchaser after the Closing Date;

                (vii) non-compliance by the Company with any applicable "bulk sales laws" governing the Sale; or

                (viii) any Special Tax Losses.

           (b) Subject to the further terms of this ARTICLE IX, the Purchaser Indemnifying Persons shall indemnify the Company Indemnified Persons for, and hold each of them harmless from and against, any and all Company Losses arising from or in connection with any of the following:

                (i) the untruth, inaccuracy or breach of any representation or warranty of the Purchaser or the Guarantor contained in ARTICLE VI or any certificate delivered in connection herewith on or prior to the Closing Date;

                (ii) the breach of any agreement or covenant of the Purchaser or the Guarantor contained in this Agreement (including the SCHEDULES and the EXHIBITs attached hereto) or any other Related Document to which the Purchaser or the Guarantor is a party;

                (iii) any and all Assumed Liabilities; or

                (iv) any Liability (contingent or otherwise and including Liability for response costs, personal injury, property damage or natural resource damage) to the extent that the facts and circumstances underlying such Liability arise solely out of the conduct of the Business, the operation and use of the Purchased Assets or the Facilities after the Closing Date, except for any Liability for which the Purchaser Indemnified Persons are entitled to indemnification from the Company Indemnifying Persons pursuant to SECTION 9.1(a).

9.2   ASSERTION OF CLAIMS; RIGHT OF SETOFF.
      -------------------------------------

           (a) No claim shall be brought under SECTION 9.1 hereof unless the Indemnified Persons, or any of them, at any time prior to the applicable Survival Date, give the Indemnifying Persons (a) written notice of the existence of any such claim, specifying the nature and basis of such claim and the amount thereof, to the extent known or (b) written notice pursuant to SECTION 9.3 of any third party claim, the existence of which might give rise to such a claim. Upon the giving of such written notice as aforesaid, the Indemnified Persons, or any of them, shall have the right to commence, and shall diligently proceed with legal proceedings subsequent to the Survival Date for the enforcement of their rights under SECTION 9.1.

           (b) The Purchaser shall have the right to setoff against amounts owed under this Agreement to either Company by the Purchaser (including any Earn-Out Payments pursuant to SECTION 3.3) any Purchaser Losses. In the event of the election by the Purchaser to exercise any right of setoff under this paragraph, the Purchaser shall deliver a written notice to Norland specifying the specific right of setoff to be exercised and the amount thereof. If Norland contests all or part of the amount setoff by the Purchaser within fifteen (15) days after delivery of such written notice, then any amount not contested may be set-off without dispute by the Purchaser and the dispute involving any balance shall be resolved in New York, New York pursuant to the Commercial Arbitration Rules of the American Arbitration Association ("AAA") before a single arbitrator agreed upon by Norland and the Purchaser or, if they cannot agree within fifteen (15) days after delivery to the Purchaser of Norland's notice of contest, an arbitrator appointed by the AAA in accordance with its rules. Costs of the arbitration shall be paid one-half by Norland and one-half by the Purchaser, or as may be otherwise determined by the arbitrator. Any balance in dispute which the Purchaser owes to either Company may continue to be held by the Purchaser and shall be paid by the Purchaser to Norland, set-off or both paid and setoff upon resolution of the dispute.

9.3      NOTICE AND DEFENSE OF THIRD PARTY CLAIMS.
         -----------------------------------------

      The obligations and liabilities of an Indemnifying Person with respect to Losses resulting from the assertion of liability by third parties (each, a "THIRD PARTY CLAIM") shall be subject to the following terms and conditions:

           (a) The Indemnified Persons shall promptly give written notice to the Indemnifying Persons of any Third Party Claim which might give rise to any Losses by the Indemnified Persons, stating the nature and basis of such Third Party Claim, and the amount thereof to the extent known; PROVIDED, HOWEVER, that no delay on the part of the Indemnified Persons in notifying any Indemnifying Persons shall relieve the Indemnifying Persons from any liability or obligation hereunder unless (and then solely to the extent) the Indemnifying Person is prejudiced by the delay; PROVIDED, FURTHER, HOWEVER, that the Indemnifying Persons shall not be obligated to pay any legal or other defense costs or expenses incurred by the Indemnified Persons during such delay. Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including any summons, complaint or other pleading which may have been served, any written demand or any other related document or instrument.

           (b) If the Indemnifying Persons shall acknowledge in a writing delivered to the Indemnified Persons that the Indemnifying Persons shall be obligated under the terms of their indemnification obligations hereunder in connection with such Third Party Claim, then the Indemnifying Persons shall have the right to assume the defense of any Third Party Claim at their own expense and by their own counsel, which counsel shall be reasonably satisfactory to the Indemnified Persons; PROVIDED, HOWEVER, that the Indemnifying Persons shall not have the right to assume the defense of any Third Party Claim, notwithstanding the giving of such written acknowledgment, if (i) the Indemnified Persons shall have been advised by counsel that there are one or more legal or equitable defenses available to them which are different from or in addition to those available to the Indemnifying Persons, and, in the reasonable opinion of the Indemnified Persons, counsel for the Indemnifying Persons could not adequately represent the interests of the Indemnified Persons because such interests could be in conflict with those of the Indemnifying Persons, (ii) such action or proceeding involves, or could have a material effect on, any material matter beyond the scope of the indemnification obligation of the Indemnifying Persons or (iii) the Indemnifying Persons shall not have assumed the defense of the Third Party Claim in a timely fashion.

           (c) If the Indemnifying Persons shall assume the defense of a Third Party Claim (under circumstances in which the proviso to SECTION 9.3(b) is not applicable), the Indemnifying Persons shall promptly give written notice of such assumption to the Indemnified Persons and the Indemnifying Persons shall not be responsible for any legal or other defense costs or expenses incurred by the Indemnified Persons in connection with such Third Party Claim after the delivery of such notice. If the Indemnifying Persons do not exercise their right to assume the defense of a Third Party Claim by giving the written acknowledgement referred to in SECTION 9.3(b), or are otherwise restricted from so assuming by the proviso to SECTION 9.3(b), the Indemnifying Persons shall nevertheless be entitled to participate in such defense with their own counsel and at their own expense; and in any such case, the Indemnified Persons shall assume the defense of the Third Party Claim, with counsel which shall be reasonably satisfactory to the Indemnifying Persons, and shall act reasonably and in accordance with their good faith business judgment and shall not effect any settlement without the consent of the Indemnifying Persons, which consent shall not unreasonably be withheld or delayed.

           (d) If the Indemnifying Persons exercise their right to assume the defense of a Third Party Claim, they shall not make any settlement of any claims without the written consent of the Indemnified Persons, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that in the event the Indemnifying Persons shall propose the settlement of any claim which is capable of settlement by the payment of money only and shall demonstrate to the reasonable satisfaction of the Indemnified Persons the ability to pay such amount, and the Indemnified Persons shall not consent thereto within 20 days after the receipt of written notice thereof, any Losses incurred by the Indemnified Persons in excess of such proposed settlement shall be at the sole expense of the Indemnified Persons.

9.4      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
         -------------------------------------------

           (a) Subject to the further provisions of this SECTION 9.4, indemnification with respect to the representations and warranties of the Company, and each of them, contained in this Agreement or in any certificate delivered in connection with this Agreement shall survive the Closing Date until the Release Date. The covenants and other agreements of the Company, and each of them, contained in this Agreement shall survive the Closing Date until they are otherwise terminated by their terms.

           (b) Subject to the further provisions of this SECTION 9.4, indemnification with respect to the representations and warranties of the Purchaser contained in this Agreement or in any certificate or other writing delivered in connection with this Agreement shall survive the Closing Date until the Release Date. The covenants and other agreements of the Purchaser contained in this Agreement shall survive the Closing Date until they are otherwise terminated by their terms.

           (c) For convenience of reference, the date upon which any representation or warranty contained herein shall terminate, if any, is referred to herein as the "SURVIVAL DATE".

9.5      LIMITATIONS ON INDEMNIFICATION.
         ------------------------------

           (a) INDEMNITY DEDUCTIBLE FOR THE COMPANY INDEMNIFYING PERSONS.
Except in the case of actual fraud, from and after the Closing, the Purchaser Indemnified Persons shall not have the right to be indemnified for breaches of representations and warranties of the Company pursuant to SECTION 9.1(a)(i) unless and until the Purchaser Indemnified Persons (or any of them) shall have incurred on a cumulative basis aggregate Losses in an amount exceeding $100,000, in which event the right to be indemnified shall apply only to the extent such Losses exceed $100,000; PROVIDED, HOWEVER, that in no event shall the limitations set forth in this SECTION 9.5(a) apply to the rights of the Purchaser Indemnified Persons to be indemnified pursuant to (i) SECTIONS 9.1(a)(ii)-(viii) and (ii) breaches of representations and warranties committed with actual knowledge of the Company.

           (b) INDEMNITY LIMITATIONS FOR THE COMPANY INDEMNIFYING PERSONS. Except in the case of actual fraud, the sum of all Losses pursuant to which indemnification is payable by the Company Indemnifying Persons pursuant to
SECTION 9.1(a)(i) shall not exceed 50% of the Purchase Price in the aggregate; PROVIDED, HOWEVER, that in no event shall the limitations set forth in this
SECTION 9.5(b) apply to the rights of the Purchaser Indemnified Persons to be indemnified pursuant to (i) SECTIONS 9.1(a)(ii)-(viii) and (ii) breaches of representations and warranties committed with actual knowledge of the Company.

           (c) Indemnity Deductible for the Purchaser Indemnifying Persons. Except in the case of actual fraud, from and after the Closing, the Company Indemnified Persons (or any of them) shall not have the right to be indemnified for breaches of representations and warranties of the Purchaser pursuant to
SECTION 9.1(b)(i) unless and until the Company Indemnified Persons (or any of them) shall have incurred on a cumulative basis aggregate Losses in an amount exceeding $100,000, in which event the right to be indemnified shall apply only to the extent such Losses exceed $100,000; PROVIDED, HOWEVER, that in no event shall the limitations set forth in this SECTION 9.5(c) apply to the rights of the Company Indemnified Persons to be indemnified pursuant to (i) SECTIONS 9.1(b)(ii)-(iii) and (ii) breaches of representations and warranties committed with actual knowledge of either the Purchaser or the Guarantor.

           (d) Indemnity Limitations for the Purchaser Indemnifying Persons. Except in the case of actual fraud, the sum of all Losses pursuant to which indemnification is payable by the Purchaser Indemnifying Persons pursuant to
SECTION 9.1(b)(i) shall not exceed 50% of the Purchase Price in the aggregate; provided, however, that in no event shall the limitations set forth in this
SECTION 9.5(d) apply to the rights of the Company Indemnified Persons to be indemnified pursuant to (i) SECTIONS 9.1(b)(ii)-(iv) and (ii) breaches of representations and warranties committed with actual knowledge of either the Purchaser or the Guarantor.

9.6      INTEREST.
         --------
         Payments of amounts in the Holdback Fund by the Purchaser to Norland shall bear interest at the rate of five percent (5%) per annum from and after the Closing Date to the date due hereunder and thereafter at the rate of ten percent (10%) per annum to the date of payment. Payments by Norland to the Purchaser under SECTION 3.2 of this Agreement (but not amounts due from the Company which have been setoff from the Holdback Fund) shall also bear interest at the rate of five percent (5%) per annum from and after the Closing Date to the date due hereunder and thereafter at the rate of ten percent (10%) per annum to the date of payment.

9.7      EXCLUSIVE REMEDY.
         -----------------

         Except in the case of actual fraud or in the case of a provisional remedy to which either party may be entitled under this Agreement, the rights and obligations provided for in this ARTICLE IX shall be the sole and exclusive remedies of the Indemnified Persons with respect to any matter in any way relating to this Agreement or otherwise relating to the transactions contemplated hereby or arising in connection herewith.

                                   ARTICLE X

                       TERMINATION; EFFECT OF TERMINATION

10.1     TERMINATION.
         -----------

         This Agreement may be terminated at any time prior to the Closing by:

           (a) the mutual consent of the Purchaser and Norland; or

           (b) the Purchaser, if:

                (i) there has been a willful or material breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement which the Company fails to cure within 10 Business Days after written notice thereof is given by the Purchaser (except no cure period shall be provided for a breach by the Company which by its nature cannot be cured);

                (ii) the matters contained in a supplement or amendment of any SCHEDULE of this Agreement by the Company constitute, or may constitute, a Material Adverse Change from September 30, 2001;

                (iii) if the Norland Board shall have (A) withdrawn, modified or changed in a manner adverse to the Purchaser its approval or recommendation of the Sale or the terms and conditions of this Agreement, (B) recommended the approval or acceptance of Another Transaction, (C) executed a letter of intent, agreement in principle or definitive agreement relating to Another Transaction with a Person (other than the Purchaser or its Affiliates) or (D) breached any of the provisions that are proscribed by SECTIONS 7.4(a) and 7.4(b);

                (iv) the conditions set forth in SECTION 8.1 shall not have been satisfied or waived (to the extent they may be waived) by April 2, 2002; or

                (v) AT ANY TIME ON OR BEFORE 11:59 P.M. ON MARCH 4, 2002, FOR ANY REASON OR FOR NO REASON.

                  (c)      Norland, if:

                (i) there has been a willful or material breach by the Purchaser of any representation, warranty, covenant or agreement set forth in this Agreement which the Purchaser fails to cure within 10 Business Days after written notice thereof is given by Norland (except no cure period shall be provided for a breach by the Purchaser which by its nature cannot be cured);

                (ii) the Company has complied with the provisions of SECTION 7.4(b) and 7.4(c), including the notice provisions therein and Norland makes simultaneous payment to the Purchaser of the amounts as required by SECTION 10.3(b);

                (iii) the Purchaser, within 10 Business Days of its receipt of written notice thereof pursuant to SECTION 7.7, shall not agree to waive any condition which Norland has notified the Purchaser cannot be satisfied or any breach of any representation or warranty; or

                (iv) the conditions set forth in SECTION 8.2 shall not have been satisfied or waived (to the extent they may be waived) by April 2, 2002;

           (d) the Purchaser or Norland, if any permanent injunction or other Order of a Governmental Entity preventing the Closing shall have become final and nonappealable;

PROVIDED, HOWEVER, that neither Norland nor the Purchaser shall be entitled to terminate this Agreement pursuant to SECTION 10.1(b)(iv) or SECTION 10.1(c)(iv) if such party's intentional breach of this Agreement has prevented the satisfaction of a condition.

10.2     TERMINATION PROCEDURES.
         -----------------------

         Any termination pursuant to SECTION 10.1(a) shall be effected by a written instrument signed by the Purchaser and Norland, and any other termination pursuant to SECTION 10.1 shall be effected by written notice from the party or parties so terminating to the other parties hereto, which notice shall specify the SECTION of this Agreement pursuant to which this Agreement is being terminated.

10.3     EFFECT OF TERMINATION.
         ----------------------
           (a) In the event of the termination of this Agreement as provided in SECTION10.1, this Agreement shall be of no further force or effect, except for the obligations of the parties pursuant to ARTICLE IX, this SECTION 10.3 and
ARTICLE XI, each of which shall survive the termination of this Agreement; PROVIDED, HOWEVER, that the Liability of any party for any breach by such party of the representations, warranties, covenants or agreements of such party set forth in this Agreement occurring prior to the termination of this Agreement shall survive the termination of this Agreement.

           (b) In the event that (i) (A) upon the receipt of a proposal for Another Transaction, the Norland Board, after consultation with outside legal counsel and in the good faith conduct of its fiduciary duties determines that applicable Law mandates that Norland terminate this Agreement pursuant to

SECTION 10.1(c)(ii) or (B) the Company breaches any of the provisions of
SECTION 7.4(a) or 7.4(b) or (ii) the Purchaser terminates this Agreement pursuant to SECTION 10.1(b)(iii), Norland shall pay to the Purchaser all of the Purchaser's expenses actually incurred in connection with this Agreement and in contemplation of the proposed Sale up to a maximum of $250,000, which amount shall be paid to the Purchaser at the time the Norland Board elects to terminate this Agreement pursuant to SECTION 10.1(c)(ii), at the time of such breach, or at the time the Purchaser elects to terminate this Agreement pursuant to SECTION 10.1(b)(iii), respectively.

           (c) THE PURCHASER SHALL HAVE NO LIABILITY TO NORLAND, ITS STOCKHOLDERS, THE SUBSIDIARY OR ANY OTHER PERSON FOR TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 10.1(a)(v).

                                   ARTICLE XI

                             POST-CLOSING COVENANTS

11.1     ACCESS TO RECORDS.
         ------------------

         The Company shall, for the longer of three years after the Closing or the period required by applicable Law, give to the Purchaser and its authorized Representatives, upon reasonable notice and during normal business hours, access to the books and records being retained by the Company, which in any way relate to the Business and the Purchaser shall for the same periods give to the Company and its authorized Representatives, upon reasonable notice and during normal business hours, access to the books and records of the Business which are acquired by the Purchaser from the Company relating to the period up to the Closing Date. The Purchaser and the Company shall each be entitled, at its own expense, to make extracts and copies of such books and records and shall cooperate in connection with accomplishing the same. Each of the Purchaser and the Company shall, during such period, preserve and maintain such books and records held by it and shall not, subsequent to such period, destroy or cause to be destroyed any such books or records without first obtaining the written consent of the other or giving to the other the opportunity to take delivery of the books and records to be destroyed. If the Purchaser or Norland, as the case may be (a "REQUESTING PARTY"), promptly notifies the other party that it desires or requires any of such books or records to be retained for any longer period, such books and records shall be either retained by the party in possession of it or be shipped promptly to the Requesting Party at the expense of the Requesting Party.

11.2     PHYSICAL TRANSFER OF PURCHASED ASSETS.
         --------------------------------------

           (a) The tangible Purchased Assets shall be deemed delivered to the Purchaser at the time of Closing at the Facilities or, if not located at the Facilities, wherever located. Title and risk of loss of the designated Purchased Assets shall pass to the Purchaser at the time of Closing.

           (b) The Company shall deliver to the Purchaser at or promptly after the Closing any tangible Purchased Assets located at the Headquarters as of the Closing.

11.3     APPORTIONMENTS.
         ---------------

           (a) UTILITIES. The Purchaser and Norland shall jointly instruct the utilities servicing the Facilities to prepare final bills as of the closing of business on the day preceding the Closing Date for all utility services to the Facilities and to continue utility service in the Purchaser's name commencing at such time. The parties shall arrange that all of the following telephone numbers used in connection with the Facilities or the Headquarters be transferred at Closing to the Purchaser: (800) 563-9504, (920) 563-9504, (800) 333-8456, (800)
444-8456, (920) 563-8456, (920) 563-8626 (Fax), (920) 568-4216 (Fax).

           (b) SALARIES. The Company shall be responsible for and pay compensation and any related expenses, including fringe benefits, taxes, etc. of the Company's employees incurred to the end of the last shift on the day preceding the Closing Date and the Purchaser shall be responsible for compensation for the Hired Employees accruing from and after the Closing Date.

           (c) TAXES. Accrued or prepaid Taxes on the Facilities and personal property of the Company shall be apportioned on a pro rata basis to the day preceding the Closing, whether or not such taxes are then due.

           (d) RENT. Accrued or prepaid rent payments (including such payments, if any, as are made to the lessor of the Facilities for insurance relating to the Facilities) in respect of the Facilities shall be apportioned on a pro rata basis to the day preceding the Closing, whether or not such payments are then due.

           (e) MISCELLANEOUS PRORATION. All water, fuel, sewer expense, licensing and permit fees, costs and rentals on equipment which are part of the Purchased Assets and service contracts which are part of the Purchased Assets shall be apportioned on a pro rata basis to the day preceding the Closing.

           (f) IMPLEMENTATION. The foregoing apportionments shall be made only to the extent not reflected on the Closing Statement. To the extent apportionments are not reflected on the Closing Statement, payments in respect of apportionments shall be made concurrently with the making of, and in the same manner as, payments are made pursuant to SECTION 3.2(e) based on the Closing Statement. Interest shall be imposed on such payments in the same manner interest is imposed on payments based on the Closing Statement.

11.4     CONFIDENTIALITY.
         ----------------

           (a) From and after the Closing, the Company shall not use or disclose any confidential or proprietary information or work product relating to the Business which is known to the Company as of the Closing Date ("CONFIDENTIAL INFORMATION") except for the benefit of the Purchaser and the Company shall take commercially reasonable steps to protect such Confidential Information from misuse, loss, theft or accidental disclosure. Notwithstanding the foregoing, Confidential Information shall not include any information that is or generally becomes known to the public (other than as a result of a breach of this Agreement by the Company).

           (b) Notwithstanding the foregoing, the Company may disclose Confidential Information if, and to the extent, the disclosure is required by applicable Law; PROVIDED, HOWEVER, in the event that the Company is required by Law to disclose any Confidential Information, the Company shall provide the Purchaser with prompt written notice of any such requirement so that the Purchaser may seek an appropriate protective order and the Company shall reasonably cooperate with the Purchaser in any lawful action the Purchaser desires to limit or delay such disclosure or otherwise ensure that confidential treatment will be accorded to such Confidential Information. If, failing the entry of a protective order, the Company is required by Law to disclose Confidential Information, then the Company shall disclose only that portion of such Confidential Information which it is so required to disclose.

11.5     PAYMENTS TO THIRD PARTIES.
         --------------------------

         Within fifteen (15) days following the Closing Date, Norland shall have made payment, or otherwise provided to the Purchaser evidence of satisfaction (which evidence shall be reasonably satisfactory to the Purchaser) of all payments made in respect of all amounts due and owing under (i) the Promissory Note dated March 28, 1999 in the principal amount of $695,831 payable to Nissho Iwai American Corporation, as such may have been modified pursuant to that certain Note Repurchase Agreement, dated as of December 28, 2001 and (ii) the Promissory Note dated March 28, 1999 in the principal amount of $463,888 payable to Nissho Iwai Corporation, as such may have been modified pursuant to that certain Note Repurchase Agreement, dated as of January 10, 2002.

                                  ARTICLE XII

                             MISCELLANEOUS PROVISION

12.1     NO THIRD PARTY BENEFICIARIES.
         -----------------------------

         Except as expressly set forth herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns, and the other Indemnified Persons, their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be.

12.2     ENTIRE AGREEMENT.
         -----------------

         This Agreement, the Voting Agreements and the Related Documents (including the SCHEDULES and the exhibits attached hereto) contain all of the agreements among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements or understandings, whether written or oral, among the parties with respect thereto including the Letter Agreement dated December 31, 2001 between the Guarantor and Norland and the Agreement dated December 31, 2001 between the Guarantor and Bonmati.

12.3     SUCCESSORS AND ASSIGNS.
         -----------------------

         All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assigned by any party without the prior written consent of each other party, except that the Purchaser may, without the consent of any other party, assign its rights under this Agreement to any of its Affiliates and Norland may assign all of the Company's rights, subject to its obligations, to the Liquidating Trust or any other transferee of all or substantially all of Norland's remaining assets.

12.4     AMENDMENT.
         ----------

         This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each party, except that any party may waive any obligation owed to it by another party under this Agreement. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

12.5     EXTENSION; WAIVER.
         ------------------

         At any time prior to the Closing, the Purchaser and Norland may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement and (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any such waiver shall not operate or be construed as a waiver of any subsequent breach by the other party.

12.6     FEES AND EXPENSES.
         ------------------

         Except as otherwise expressly provided in this Agreement, each party hereto shall bear its own fees and expenses incurred in connection with this Agreement and the Related Documents (including the legal, accounting and due diligence fees, costs and expenses incurred by such party).

12.7     NOTICES.
         --------

         All notices, amendments, waivers, or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by e-mail, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

           (a) if to the Company, to:

                    Norland Medical Systems, Inc.
                    Norland Corporation
                    106 Corporate Park Drive
                    Suite 106
                    White Plains, New York  10604
                    Attention:  Reynald Bonmati

                    Telephone:  (914) 694-2285
                    Telecopier:  (914) 636-3549
                    email:  rbonmati@aol.com

               with a copy to:

                     Kirkpatrick & Lockhart LLP
                     1251 Avenue of the Americas
                     New York, New York  10020
                     Attention:  John D. Vaughan, Esq.
                     Telephone:  (212) 536-4006
                     Telecopier:  (212) 536-3901
                     email:  jvaughan@kl.com

           (b) if to the Purchaser, to:

                    CooperSurgical Acquisition Corp.
                    c/o The Cooper Companies, Inc.
                    6140 Stoneridge Mall Road, Suite 590
                    Pleasanton, California  94588
                    Attention: Carol R. Kaufman, V.P., Legal Affairs
                    Telephone: (925) 460-3660
                    Telecopier: (925) 460-3662
                    email: ckaufman@cooperco.com

               with copies to:

                   CooperSurgical, Inc.
                   95 Corporate Drive
                   Trumbull, Connecticut  06611
                   Attention:  Nicholas Pichotta
                   Telephone:  (203) 601-5200
                   Telecopier:  (203) 601-1008
                   email:  jennifer.kropitis@coopersurgical.com

                   O'Sullivan LLP
                   30 Rockefeller Plaza
                   New York, New York  10112
                   Attention:  David I. Karabell, Esq.
                   Telephone:  (212) 408-2413
                   Telecopier:  (212) 408-2420
                   email:  dik@osullivanllp.com.

         All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or delivery by telecopy or e-mail, on the date of such delivery if delivered during business hours on a Business Day or, if not delivered during business hours on a Business Day, the first Business Day thereafter, (ii) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and (iii) in the case of mailing, on the third Business Day following such mailing.

12.8     GOVERNING LAW; WAIVER OF JURY TRIAL.
         ------------------------------------

           (a) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

           (b) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES (OTHER THAN DISPUTES PERTAINING TO THE CLOSING STATEMENT ARISING PURSUANT TO SECTION 3.2 AND DISPUTES CONCERNING SETOFFS ARISING PURSUANT TO SECTION 9.2) BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

12.9     INTERPRETATION; CONSTRUCTION; GOOD FAITH.
         -----------------------------------------

           (a) "AGREEMENT" means this agreement together with all SCHEDULES and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. "KNOWLEDGE" of any Person means (i) the actual knowledge of such Person and (ii) that knowledge which should have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent businessperson would have made or exercised in the management of his or her business affairs. When used in the case of the Company, the term "KNOWLEDGE" shall mean the Knowledge of Bonmati, Richard Rahn, Terry Pope and Ralph Cozzolino. The use in this Agreement of the term "INCLUDING" means "INCLUDING, WITHOUT LIMITATION." The words "HEREIN", "HEREOF", "HEREUNDER", "HEREBY", "HERETO", "HEREINAFTER", and other words of similar import refer to this Agreement as a whole, including the Schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular article, Section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to articles, Sections, subsections, clauses, paragraphs, Schedules and exhibits mean such provisions of this Agreement and the Schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the article, Section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

           (b) Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Accounting terms used but not otherwise defined herein shall have the meanings given to them under GAAP. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1.

           (c) The parties shall act under this Agreement in good faith.

12.10    INCORPORATION OF EXHIBITS AND SCHEDULES.
         ----------------------------------------

         The EXHIBITs and SCHEDULES identified in this Agreement are incorporated herein by reference and made a part hereof.

12.11    INDEPENDENCE OF COVENANTS AND REPRESENTATIONS AND WARRANTIES.
         -------------------------------------------------------------

         All covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain covenant, the fact that such action or condition is permitted by another covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached shall not affect the incorrectness of or a breach of a representation and warranty hereunder.

12.12    SEVERABILITY.
         -------------

         The parties hereto desire that the provisions of this Agreement be enforced to the fullest extent permissible under the Law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

12.13    COUNTERPARTS; FACSIMILE SIGNATURES.
         -----------------------------------

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

12.14    GUARANTY.
         ---------

           (a) The Guarantor hereby guarantees to the Company and its successors and assigns, absolutely, unconditionally and irrevocably, the performance of all of the obligations and liabilities of the Purchaser contained in this Agreement and the Related Documents including the due and punctual payment of all amounts due and owing to the Company under this Agreement. The obligation of the Guarantor shall be continuing, absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by: (i) any rescission, waiver, amendment, extension of modification of or supplement of any of the terms or provisions of this Agreement or the Related Documents; (ii) any exercise or non-exercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Agreement, or any waiver, consent, indulgence or other action or inaction in respect thereof; (iii) any lack of diligence, failure, neglect, or omission on the part of the Company to make any demand or protest, or give any notice of dishonor or default; (iv) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Purchaser or the Guarantor; (v) the genuineness, validity or enforceability of any of the Agreement and the Related Documents; (vi) any settlement or compromise of the Purchaser's obligations or any portion thereof with the Purchaser, and/or any other Person liable thereon, and/or subordinate to the payment of same or any part thereof or to the payment of any other debts or claims which may at any time be due or owing to the Company and/or any other Person; (vii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property or assets of the Purchaser, marshalling of assets or liabilities, or other similar proceeding affecting, the Purchaser or any of its assets; (viii) the release of the Purchaser or Guarantor from performance or observance of any of the agreements, covenants, terms or conditions contained in the Agreement or the Related Documents by operation of law; (ix) any other circumstances which might otherwise constitute a legal or equitable discharge of, or defense available to, a guarantor or surety; or (x) the occurrence of any event of termination under this Agreement. Notwithstanding anything to the contrary contained in this SECTION 12.14(a), any defense available to the Purchaser under this Agreement, at Law (other than Laws pertaining to the Purchaser's bankruptcy, insolvency, reorganization or a moratorium concerning the Purchaser's payment of its obligations) or in equity shall also be available to the Guarantor.

           (b) The Guarantor's obligations are in no way conditioned or contingent upon any attempt to collect from or proceed against the Purchaser. If the Purchaser shall fail for any reason to pay or perform any of its obligations, the Guarantor shall, so often as any such failure occurs, immediately cure such failure, in each case, without demand, presentment, protest or notice of any kind whatsoever, subject only to the terms of this Agreement.

                                      * * *

           IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first written above.

                             THE PURCHASER:

                             COOPERSURGICAL ACQUISITION CORP.



                             By: /s/ Nicholas J. Pichotta
                                 --------------------------------------------
                                 Name:  NICHOLAS J. PICHOTTA
                                 Title: President and Chief Executive Officer



                             THE GUARANTOR:

                             COOPERSURGICAL, INC.



                             By: /s/ Nicholas J. Pichotta
                                 -----------------------------------------------
                                 Name:  NICHOLAS J. PICHOTTA
                                 Title:    President and Chief Executive Officer



                             THE COMPANY:

                             NORLAND MEDICAL SYSTEMS, INC.



                             By: /s/ Reynald Bonmati
                                 -----------------------------------------------
                                 Name:  REYNALD BONMATI
                                 Title:    President


                             NORLAND CORPORATION



                             By: /s/ Reynald Bonmati
                                 -----------------------------------------------
                                 Name:  REYNALD BONMATI
                                 Title: President

                                     ANNEX I

                               CERTAIN DEFINITIONS
                               -------------------


           "AFFILIATE" means, with respect to any Person (i) a director, officer or shareholder of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or spouse, parent, sibling or descendant of any director or executive officer of such Person), and (iii) any other Person that, directly or indirectly through one or more intermediaries, controls, or is Controlled by, or is under common Control with, such Person.

           "BUSINESS DAY" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are not required to be open.

           "CERCLA" is defined under the definition of "Environmental Health and Safety Laws."

           "CERCLIS" means the Comprehensive Environmental Response, Compensation, and Liability Information System.

           "CLAIM" means any claim, demand, assessment, judgment, order, decree, action, cause of action, litigation, suit, investigation or other proceeding.

           "CODE" means the Internal Revenue Code of 1986, as amended.

           "COMPANY INDEMNIFIED PERSONS" means the Company and its Affiliates, successors and assigns and the respective officers and directors of each of the foregoing.

           "COMPANY INDEMNIFYING PERSONS" means the Company and its successors and assigns.

           "COMPANY LOSSES" means any and all Losses sustained, suffered or incurred by any Company Indemnified Person arising from or in connection with any matter which is the subject of indemnification under SECTION 9.1(b).

           "CONTRACT" means any loan or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order or other agreement, commitment, instrument, permit, concession, franchise or license.

           "CONTROL" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

           "EMPLOYEE BENEFIT PLAN" means (i) any qualified or non-qualified Employee Pension Benefit Plan (as defined in SECTION 3(2) of ERISA), including any Multiemployer Plan or Multiple Employer Plan, (ii) any Employee Welfare Benefit Plan (as defined in SECTION 3(1) of ERISA), or (iii) any employee benefit, fringe benefit, compensation, incentive, bonus or other plan, program or arrangement, whether or not subject to ERISA and whether or not funded.

           "ENCUMBRANCES" means any security interests, mortgages, deeds of trust, liens, pledges, charges, claims, easements, reservations, restrictions, clouds, rights of way, options, rights of first refusal, grants of power to confess judgment, conditional sales and title retention agreements (including any lease in the nature thereof) and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money.

           "ENVIRONMENTAL, HEALTH AND SAFETY LAWS" means all Laws, Permits and Contracts with Governmental Entities relating to or addressing pollution or protection of the environment, public health and safety, or employee health and safety, including the Solid Waste Disposal Act, as amended, 42 U.S.C.ss.6901, et seq., the Clean Air Act, as amended, 42 U.S.C.ss.7401 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C.ss.1251 et seq., the Emergency Planning and Community Right-to-Know Act, as amended, 42 U.S.C.ss.11001 et seq., the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), as amended, 42 U.S.C.ss.9601 et seq., the Hazardous Materials Transportation Uniform Safety Act, as amended, 49 U.S.C.ss.1804 et seq., the Occupational Safety and Health Act of 1970, as amended, the regulations promulgated thereunder, and any similar Laws and other requirements having the force or effect of Law, and all Orders issued or promulgated thereunder, and all related common law theories, as each of the above is amended or in effect prior to, on or after Closing.

           "ERISA AFFILIATE" means, with respect to any Person, any other Person that is a member of a "CONTROLLED GROUP OF CORPORATIONS" with, or is under "COMMON CONTROL" with, or is a member of the same "AFFILIATED SERVICE GROUP" with such Person as defined in SECTION 414(b), 414(c), or 414(m) or 414(o) of the Code.

           "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended or any successor Federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect from time to time.

           "EXISTING ENVIRONMENTAL CONDITION" means the presence or Release of a Hazardous Material (other than a naturally-occurring substance) on or in environmental media at any property (including the presence in surface water, groundwater, soils or subsurface strata) as of the Closing Date, including the subsequent migration of any such Hazardous Material present or at any property as of the Closing Date.

           "FUNDAMENTAL DOCUMENTS" means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the "FUNDAMENTAL DOCUMENTS" of a corporation are its certificate of incorporation and by-laws.

           "GOVERNMENTAL ENTITY" means any Federal, state, local, foreign, political subdivision, court, administrative agency, commission or department or other governmental authority or instrumentality.

           "HAZARDOUS MATERIALS" means any hazardous or toxic chemicals, materials or substances, pollutants, contaminants, or crude oil or any fraction thereof with respect to which Liability or standards of conduct are imposed under any Environmental, Health and Safety Law.

           "INDEMNIFIED PERSONS" means and includes the Company Indemnified Persons and/or the Purchaser Indemnified Persons, as the case may be.

           "INDEMNIFYING PERSONS" means and includes the Company Indemnifying Persons or the Purchaser Indemnifying Persons, as the case may be.

           "INTELLECTUAL PROPERTY RIGHTS" means all intellectual property rights, including patents, patent applications, trademarks, trademark applications, tradenames, servicemarks, servicemark applications, domain names, websites, internet addresses and applications therefor, trade dress, logos and designs and goodwill connected with the foregoing, copyrights and copyright rights, know-how, trade secrets, proprietary processes and formulae, patents and applications therefor, confidential information, franchises, licenses, inventions, instructions, marketing materials and all documentation and media constituting, describing or relating to the foregoing, including software, manuals, memoranda and records.

           "LAW" means any law, statute, treaty, rule, directive or regulation or Order of any Governmental Entity.

           "LIABILITY" means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

           "LITIGATION EXPENSE" means any out-of-pocket expenses incurred in connection with investigating, defending or asserting any claim, legal or administrative action, suit or Proceeding incident to any matter indemnified against hereunder including court filing fees, court costs, arbitration fees or costs, witness fees and fees and disbursements of outside legal counsel, investigators, expert witnesses, accountants and other professionals.

           "LOSSES" means any and all losses, claims, damages, Liabilities, expenses (including reasonable attorneys' and accountants' and other professionals' fees and Litigation Expenses), assessments, Tax deficiencies, Taxes (including interest or penalties thereon) and insurance premium increases arising from or in connection with any such matter that is the subject of indemnification under ARTICLE IX, net of any amounts recovered by the Indemnified Persons under insurance policies with respect to such Losses and (i) increased to take account of any net Tax cost actually incurred by the Indemnified Persons arising from the receipt or accrual of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit actually realized by the Indemnified Persons as a result of the Loss in the year in which the claim for indemnification for such Loss was made pursuant to this Agreement or, in the case of a corporation, net of any Tax benefit actually realized by the Indemnified Persons as a result of such Loss in such year by a member of an affiliated group of such corporation within the meaning of SECTION 1504 of the Code.

           "MATERIAL ADVERSE CHANGE" means any event which has resulted or could reasonably be expected to result in a material adverse change in the assets, financial condition, operating results, customer, supplier or employee relations or liabilities of the Business, including any material casualty loss or damage to the assets of the Business, whether or not covered by insurance, which individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on the Business, taken as a whole.

           "ORDERS" means judgments, writs, decrees, compliance agreements, injunctions or orders of any Governmental Entity or arbitrator.

           "Permits" means all permits, licenses, authorizations, registrations, franchises, approvals, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Entities.

           "PERMITTED ENCUMBRANCES" means (i) Encumbrances for Taxes not yet due and payable or being contested in good faith by appropriate proceedings and for which there are adequate reserves on the books, (ii) workers or unemployment compensation liens arising in the ordinary course of business of the Business; and (iii) mechanic's, materialman's, supplier's, vendor's or similar liens arising in the ordinary course of business of the Business securing amounts that are not delinquent.

           "PERSON" shall be construed broadly and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or another entity including a Governmental Entity (or any department, agency or political subdivision thereof).

           "PROCEEDINGS" means actions, suits, claims, investigations or legal or administrative or arbitration proceedings.

           "PURCHASER INDEMNIFIED PERSONS" means the Purchaser, its successors and permitted assigns, and the respective officers and directors of each of the foregoing.

           "PURCHASER INDEMNIFYING PERSONS" means the Purchaser and its successors and permitted assigns.

           "PURCHASER LOSSES" means any and all Losses sustained, suffered or incurred by any of the Purchaser Indemnified Persons arising from or in connection with any matter which is the subject of indemnification under SECTION 9.1(a).

           "RELEASE" has the meaning set forth in CERCLA.

           "REPRESENTATIVE" means any officer, director, employee, agent, attorney, accountant or financial advisor of the Purchaser or Norland, as the case may be.

           "SEC" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act.

           "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

           "SPARE PARTS" means components inventory which is held by the Company to be used as spare parts to fulfill obligations under service contracts to customers which is either (i) new or (ii) completely refurbished and represented as new or completely refurbished by the manufacturer.

           "SPECIAL TAX LOSSEs" means and includes any and all Losses sustained, suffered or incurred by any Purchaser Indemnified Persons arising from or in connection with Taxes payable by the Company or its subsidiaries thereof with respect to any period ending on or prior to the Closing Date (or the portion ending on the Closing Date of any period that includes but does not end on the Closing Date) or the untruth, inaccuracy or breach of the representations and warranties of the Company or its subsidiaries contained in SECTION 5.7.

           "TAX" or "TAXES" means, with respect to any Person, (i) all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties and other taxes, fees, assessments or charges of any kind whatsoever, together with all interest and penalties, additions to tax and other additional amounts imposed by any taxing authority (domestic or foreign) on such Person (if any) and (ii) any liability for the payment of any amount of the type described in clause (i) above as a result of (A) being a "TRANSFEREE" (within the meaning of SECTION 6901 of the Code or any other applicable Law) of another Person, (B) being a member of an affiliated, combined or consolidated group or
(C) a contractual arrangement or otherwise.

           "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any Schedule or attachment thereto, and including any amendment thereof.

           "WARRANTY LIABILITY" means the cost to the Purchaser, determined under GAAP as consistently applied by the Purchaser, of product warranty obligations (including sales return and allowance obligations) to customers for Products sold by the Company prior to the Closing Date, whether based on any express warranty, oral or written, or based on any implied warranty due to the statements or conduct of the Company or the Company's agents or employees. Warranty Liability for a specific Product so sold by the Company shall be reduced by the excess of (i) any amount which the Purchaser actually receives, (by payment or credit) in the calendar year in which the customer of such specific Product makes a warranty claim, from a vendor or supplier of a component of such specific Product under a warranty from such vendor or supplier made prior to the Closing to the Company over (ii) the cost to the Purchaser, determined under GAAP as consistently applied by the Purchaser, of obtaining any such amount.

                                            ANNEX II

                              SAMPLE EARN-OUT PAYMENT CALCULATIONS
                              ------------------------------------

General Assumptions:
-------------------

Closing Date: April 16, 2002
Earn-Out Period #1: May 1, 2002 to April 30, 2003
Earn-Out Period #2: May 1, 2003 to April 30, 2004
Earn-Out Period #3: May 1, 2004 to April 30, 2005

EXAMPLE 1
---------
No Acquired Products during Earn-Out Periods

                        Hurdle Amounts:              Net Sales:                 Applicable Earn-Out Percentages:
Earn-Out Period #1:     $10,000,000                  $9,000,000                              20%
Earn-Out Period #2:     $11,000,000                  $12,600,000                             21%
Earn-Out Period #3:     $12,000,000                  $16,000,000                             22%

Calculations:
------------

Earn-Out Period #1: 20% x ($9,000,000 - $10,000,000 =) (-$1,000,000) = (-$200,000) = $0
Earn-Out Period #2: 21% x ($12,600,000 - $11,000,000 =) $1,600,000 = $336,000
Earn-Out Period #3: 22% x ($16,000,000 - $12,000,000 =) $4,000,000 = $880,000


EXAMPLE 2
---------

1st Acquired Product acquired on January 15, 2003;
Historical 12 month sales less returns, etc. of such Acquired Product were $2,000,000 through December 31, 2002;
Sales of 1st Acquired Product from January 15, 2003 through April 30, 2003 - $500,000.
Sales of 1st Acquired Product from May 1, 2003 through April 30, 2004 - $2,100,000.

2nd Acquired Product introduced (not acquired) for which commercial sales commence on June 15, 2003;
Sales of such introduced product for the period of June 15, 2003 through April 30, 2004 - $1,400,000.

Adjustment to Hurdle Amounts:
----------------------------

Earn-Out Period #1: $10,000,000 +  ($2,000,000 x 106/365 (29.0411%)) =$580,822 = $10,580,822.
Earn-Out Period #2: $11,000,000 + $2,000,000 = $13,000,000
Earn-Out Period #3: $12,000,000 + $2,000,000 = $14,000,000
Introduced Product sales will not be added to Annual Hurdle Amount.

Adjustment to Net Sales:
-----------------------
                                                       Net Sales                                Applicable Earn-
                                                       ---------                                ----------------
                                                                                                Out Percentages:
                                                                                                ---------------
                                                                                                    Percentages:
Earn-Out Period #1:         $12,500,000 + $500,000 from 1st Acquired Product =  $13,000,000             20%
Earn-Out Period #2:         $12,000,000 + 2,100,000 + 1,400,000= $15,500,000                            21%
Earn-Out Period #3:         $20,000,000 (All included Products)                                         22%

Calculations:
Earn-Out Period #1:  20% x ($13,000,000 - $10,580,822 =) $2,419,178 = $483,836
Earn-Out Period #2:  21% x ($15,500,000 - $13,000,000 =) $2,500,000 = $525,000
Earn-Out Period #3:  22% x ($20,000,000 - $14,000,000 =) $6,000,000  = $1,320,000.

                                      A-76

EXAMPLE 3
---------

4 Acquired Products acquired on November 28, 2003;
Historical 12 month sales of such products were $6,000,000 through October 31, 2003;
Sales of Acquired Products from November 28, 2003 through April 30, 2004 - $3,000,000.

Adjustment to Hurdle Amounts:

Earn-Out Period #1: $10,000,000
Earn-Out Period #2: $11,000,000 + ($6,000,000 x 155/365 (42.4658%))= $2,547,945 = $13,547,945
Earn-Out Period #3: $12,000,000 + $6,000,000 = $18,000,000.


Net Sales and Applicable Earn-Out Percentages:

                                                       Net Sales       Applicable Earn-Out
                                                       ---------       -------------------
                                                                          Percentages:
                                                                          -----------
Earn-Out Period #1:          $10,500,000                                    20%

Earn-Out Period #2:          $15,000,000 + $3,000,000                       21%

Earn-Out Period #3:          $33,500,000 (All Included Products)            22%

Calculations:
------------

Earn-Out Period #1:  20% x ($10,500,000 - $10,000,000 =) $500,000 = $100,000
Earn-Out Period #2:  21% x ($18,000,000 - $13,547,945 =) $4,452,055 = $934,932
Earn-Out Period #3:  22% x ($33,500,000 - $18,000,000 =) $15,500,000 = $3,000,000 (i.e., $3,410,000, but not
more than $3,000,000)

                         ASSET PURCHASE AGREEMENT AMONG
                        COOPERSURGICAL ACQUISITION CORP.
                              COOPERSURGICAL, INC.
                             NORLAND CORPORATION AND
                          NORLAND MEDICAL SYSTEMS, INC.

                                    EXHIBIT A



DESCRIPTION OF BUSINESS

The "BUSINESS" is the development, manufacture, sale and service of a wide range of bone densitometer products, including those listed on ATTACHMENT I hereto (the products listed on ATTACHMENT I being called the "PRODUCTS"). Such products are designed to aid in the detection and monitoring of bone diseases, and in the assessment (through the assessment of both bone mineral content and bone density) of the effect of existing and potential therapies for the treatment of such diseases throughout the world by individual practitioners, hospitals, clinics, research institutions and pharmaceutical companies.

                                                                    Attachment I
                                                                    ------------

Product                          Description
-------                          -----------

Current Products

XR46(TM) Full DXA table scanner (pencil beam) used to measure BMD and BMC at the hip, spine, forearm, whole body (body composition) and for research (succeeded the CR36 in 2000) (marketed in Latin America as the Excell(TM) WHOLE BODY)

Excell(TM) plus                  Compact DXA table scanner (pencil beam) used to
                                 measure BMD and BMC at the hip, spine, forearm
                                 and for research (succeeded the Eclipse(TM) in
                                 2000)

Excell(TM)                       Cost-effective compact DXA table scanner
                                 (pencil beam) used to measure BMD and BMC at the hip and spine


Apollo(TM) DXA                   Portable DXA bone densitometer used to measure
                                 BMD and BMC at the heel

Discontinued Products

OsteoAnalyzer                    SXA scanner of the heel

Eclipse(TM)                      Compact DXA table scanner (pencil beam) used to
                                 measure BMD and BMC at the hip, spine, forearm and for research (succeeded by Excell(TM)plus in 2000)

pDEXA(R) Portable DXA bone densitometer used to measure bone density (BMD) and mineral content (BMC) at the wrist and forearm

XR36(TM) Full DXA table scanner (pencil beam) used to measure BMD and BMC at the hip, spine, forearm, whole body (body composition) and for research (was succeeded by the XR46(TM) in 2000)

XR26(TM) Full DXA table scanner (pencil beam) used to measure BMD and BMC at the hip, spine, forearm, whole body (body composition) and for research (was succeeded by the XR36(TM))

Products in Development

DICOM Image management system for Excell(TM)and XR36(TM)(current status - first phase completed

Discovery(TM)                    Portable DXA bone densitometer used to measure
                                 BMD and BMC at the wrist and forearm (successor of the pDEXA, current status -working prototype)

C-Arm Self-contained DXA arm to be used with examination table (current status - concept)

                                  SCHEDULE 3.2
                  MODIFICATIONS TO GAAP; INVENTORY METHODOLOGY


I.       METHODOLOGY FOR MODIFICATION
         OF VALUATION OF THE COMPANY'S INVENTORY

         A. FINISHED GOODS INVENTORY. Inventory of Products on hand at Closing at the Facilities of the Company or held by vendors shall be valued for purposes of the Closing Statement as provided in this SCHEDULE:

                  1. The number of finished units of each Product will be counted (the "CLOSING UNIT NUMBER").

                  2. The average monthly sales of each Product during the twelve months from January 1, 2001 to December 31, 2001 shall be deemed to be the "12 months' sales of such Products". The "24 months' sales of such Product" shall be deemed to be the 12 months' sales of such Products multiplied by 2.

                  3. The amount of the Closing Unit Number for each Product not in excess of the 12 months' sales of such Product shall be valued at 100% of the Company's book value therefor.

                  4. The excess, if any, of the amount of the Closing Unit Number for each Product which is more than the 12 months' sales of such Product, but not in excess of 24 months' sales of such Product, shall be valued at 50% of the Company's book value therefor.

                  5. The Closing Unit Number for each Product which exceeds 24 months' sales of such Product and any portion of the Closing Unit Number for each Product which does not constitute Verifiable Demonstration Products (as described below) shall have zero value for purposes of calculating the value of Inventory on hand at Closing.

                 6. Products which constitute Verifiable Demonstration Products shall be valued at 50% of the lesser of (a) the market value of such Products and (b) the original cost of such Products. "VERIFIABLE DEMONSTRATION PRODUCTS" means Products which are used for demonstration purposes and are either (i) located at the Facilities or (ii) located on the premises of a customer of the Business and within the last twelve (12) months has been verified in writing by such customer as being a demonstration product which is subject to return to the Company at the Company's request.

         B. RAW MATERIALS, WORK IN PROCESS INVENTORY AND SPARE PARTS. The Closing Unit Number shall include the number of additional units of finished goods inventory of each Product which are capable of being created with raw material, components, work in process inventory and Spare Parts of the Business on hand at the Facilities at Closing. Such raw material, components work in process inventory and Spare Parts shall be valued under paragraph "A" above as if it had been incorporated into the number of finished units of each Product which are then capable of being created from it. No value shall be given to raw material and work in process inventory which is not capable of so being incorporated in a finished unit of a Product.

         C. CURRENCY EXCHANGE. In calculating the value of items on the Closing Statements, any values of items provided in other than U.S. Dollars shall be converted to a value denominated in U.S. currency at the conversion rate published by The Wall Street Journal in New York City on the Closing Date.

         D. GENERAL. As specified in the Agreement to which this SCHEDULE is attached, Inventory shall be valued in accordance with GAAP, applied consistently with the Purchaser's application thereof, as GAAP is modified by this SCHEDULE.

II.      METHODOLOGY FOR MODIFICATION
         OF VALUATION OF THE COMPANY'S ACCOUNTS RECEIVABLE

         Accounts receivable on the Closing Statement shall be valued at the face amount thereof if less than 120 days have expired between the due date of such account receivable and the Closing Date. Accounts receivable not paid within 120 days of the due date shall be valued at zero.

III.     METHODOLOGY FOR PHYSICAL INVENTORY

         See Attachment to SCHEDULE 3.2.

                                                  AMENDMENT  NO. 1,  dated as of
                                           March 4, 2002 ("AMENDMENT NO. 1"), to
                                           the Asset Purchase  Agreement,  dated
                                           as  of   February   27,   2002   (the
                                           "PURCHASE     AGREEMENT"),      among
                                           COOPERSURGICAL ACQUISITION CORP. (the
                                           "PURCHASER"),   COOPERSURGICAL,  INC.
                                           (the      "GUARANTOR"),       NORLAND
                                           CORPORATION  (the  "SUBSIDIARY")  and
                                           NORLAND   MEDICAL    SYSTEMS,    INC.
                                           ("NORLAND").

         The Purchaser, the Guarantor, the Subsidiary and Norland are party to the Purchase Agreement. The parties hereto agree that it is in their best interests that certain amendments be made to the Purchase Agreement.

         ACCORDINGLY, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment No. 1 hereby agree as follows:

         SECTION 1. CAPITALIZED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Purchase Agreement.

         SECTION 2.   AMENDMENTS TO PURCHASE AGREEMENT. The Purchase
Agreement is hereby amended to extend until March 11, 2002 the Purchaser's right to terminate the Purchase Agreement for any reason or no reason, as follows:

(a) The header contained on the cover page to the Purchase Agreement is hereby amended by replacing the date "March 4, 2002" contained therein with the date "March 11, 2002".

(b) The header contained on page 1 of the Purchase Agreement is hereby amended by replacing the date "March 4, 2002" contained therein with the date "March 11, 2002".

(c) SECTION 10.1(b)(v) is hereby amended by replacing the date "March 4, 2002" contained therein with the date "March 11, 2002".

(d) SECTION 10.3(c) is hereby amended by replacing the SECTION reference of "SECTION 10.1(a)(v)" contained therein with the SECTION reference "SECTION 10.1(b)(v)".

         SECTION 3. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment No. 1, each of the terms and provisions of the Purchase Agreement shall remain in full force and effect in accordance with their terms. The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment or waiver to any other term or condition of the Purchase Agreement or any of the documents referred to therein. Whenever the Purchase Agreement is referred to herein and in any other agreements, documents and instruments, such reference shall be to the Purchase Agreement as amended hereby.

         SECTION 4. GOVERNING LAW. All questions concerning the construction, interpretation and validity of this Amendment No. 1 shall be governed by and construed and enforced in accordance with the domestic laws of the State of New

York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Amendment No. 1, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

         SECTION 5. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Facsimile signatures shall be acceptable and binding.

                                    * * * * *

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 as of the date first written above.

                            THE PURCHASER:

                            COOPERSURGICAL ACQUISITION CORP.



                            By:  /s/ Nicholas J. Pichotta
                                 -----------------------------------------------
                                 Name:  NICHOLAS J. PICHOTTA
                                 Title: President and Chief Executive Officer



                            THE GUARANTOR:

                            COOPERSURGICAL, INC.



                            By:  /s/ Nicholas J. Pichotta
                                 -----------------------------------------------
                                 Name:  NICHOLAS J. PICHOTTA
                                 Title: President and Chief Executive Officer



                            THE COMPANY:

                            NORLAND CORPORATION



                            By:  /s/ Reynald Bonmati
                                 -----------------------------------------------
                                 Name:  REYNALD BONMATI
                                 Title: President


                            NORLAND MEDICAL SYSTEMS, INC.



                            By:  /s/ Reynald Bonmati
                                 -----------------------------------------------
                                 Name:  REYNALD BONMATI
                                 Title: President

                                                  AMENDMENT NO. 2 dated as of
                                           March 11, 2002 ("AMENDMENT NO. 2") to
                                           Asset Purchase Agreement, dated as of
                                           February 27, 2002, as amended by
                                           Amendment No. 1, dated as of March 4,
                                           2002 (the "PURCHASE AGREEMENT") among
                                           COOPERSURGICAL ACQUISITION CORP. (the
                                           "PURCHASER"), COOPERSURGICAL, INC.
                                           (the "GUARANTOR"), NORLAND
                                           CORPORATION (the "SUBSIDIARY") and
                                           NORLAND MEDICAL SYSTEMS, INC.
                                           ("NORLAND").

           The Purchaser, the Guarantor, the Subsidiary and Norland are party to the Purchase Agreement. The parties hereto agree that it is in their best interests that certain amendments be made to the Purchase Agreement.

           ACCORDINGLY, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment No. 2 hereby agree as follows:

      SECTION 1. CAPITALIZED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Purchase Agreement.

      SECTION 2. AMENDMENTS TO PURCHASE AGREEMENT. The Purchase Agreement is hereby amended to decrease by $500,000 the amount of the Purchase Price payable by the Purchaser to Norland at the Closing and to correspondingly increase by $500,000 the amount of the Second Payment, amend the definition of Applicable Earn-Out Percentage and correspondingly change the examples set forth in Annex II and to decrease the period of the Consulting Agreement from three years to one year, as follows:

           (a) SECTION 3.1(a) is hereby amended by replacing the number "$4,000,000" contained therein with the number "$3,500,000."

           (b) SECTION 3.1(b) is hereby amended by replacing the number "$500,000" contained therein with the number "$1,000,000."

           (c) SECTION 3.3(h) is hereby amended by deleting the definition of "Applicable Earn-Out Percentage" contained therein and replacing it in its entirety with the following:

              "APPLICABLE EARN-OUT PERCENTAGE" means for each Earn-Out Period beginning in 2002, 2003 and 2004, 16%, 17% and 18%, respectively."

           (d) ANNEX II is hereby amended by deleting it in its entirety and replacing it with ANNEX II attached hereto.

           (e) EXHIBIT H is hereby amended by deleting the last two lines of
SECTION 2 of such EXHIBIT H contained therein and replacing them in their entirety with the following:

              "commencing on the date hereof and ending on ______ [ ], 2003 (such one year period being referred to as the "CONSULTING PERIOD")."

      SECTION 3. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment No. 2, each of the terms and provisions of the Purchase Agreement shall remain in full force and effect in accordance with their terms. The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment or waiver to any other term or condition of the Purchase Agreement or any of the documents referred to therein. Whenever the Purchase Agreement is referred to herein and in any other agreements, documents and instruments, such reference shall be to the Purchase Agreement as amended hereby.

      SECTION 4. GOVERNING LAW. All questions concerning the construction, interpretation and validity of this Amendment No. 2 shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Amendment No. 2, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

      SECTION 5. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Facsimile signatures shall be acceptable and binding.

                                    * * * * *

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 2 as of the date first written above.

                               THE PURCHASER:

                               COOPERSURGICAL ACQUISITION CORP.



                               By:  /s/ Nicholas J. Pichotta
                                    --------------------------------------------
                                    Name:  NICHOLAS J. PICHOTTA
                                    Title: President and Chief Executive Officer


                               THE GUARANTOR:

                               COOPERSURGICAL, INC.



                               By:  /s/ Nicholas J. Pichotta
                                    --------------------------------------------
                                    Name:  NICHOLAS J. PICHOTTA
                                    Title: President and Chief Executive Officer


                               THE SUBSIDIARY:

                               NORLAND CORPORATION



                               By:  /s/ Reynald Bonmati
                                    --------------------------------------------
                                    Name:  REYNALD BONMATI
                                    Title:    President


                               NORLAND:

                               NORLAND MEDICAL SYSTEMS, INC.



                               By:  /s/ Reynald Bonmati

                                    --------------------------------------------
                                    Name:  REYNALD BONMATI
                                    Title:    President

                                    ANNEX II

                      SAMPLE EARN-OUT PAYMENT CALCULATIONS
                      ------------------------------------

General Assumptions:
-------------------
Closing Date: April 16, 2002
Earn-Out Period #1: May 1, 2002 to April 30, 2003
Earn-Out Period #2: May 1, 2003 to April 30, 2004
Earn-Out Period #3: May 1, 2004 to April 30, 2005

EXAMPLE 1
---------
No Acquired Products during Earn-Out Periods

                        Hurdle Amounts:              Net Sales:                 Applicable Earn-Out Percentages:
                        --------------               ---------                  -------------------------------
Earn-Out Period #1:     $10,000,000                  $9,000,000                              16%
Earn-Out Period #2:     $11,000,000                  $12,600,000                             17%
Earn-Out Period #3:     $12,000,000                  $16,000,000                             18%

Calculations:
------------
Earn-Out Period #1: 16% x ($9,000,000 - $10,000,000 =) (-$1,000,000) = (-$160,000) = $0
Earn-Out Period #2: 17% x ($12,600,000 - $11,000,000 =) $1,600,000 = $272,000
Earn-Out Period #3: 18% x ($16,000,000 - $12,000,000 =) $4,000,000 = $720,000


EXAMPLE 2
---------
1st Acquired Product acquired on January 15, 2003;
Historical 12 month sales less returns, etc. of such Acquired Product were $2,000,000 through December 31, 2002;
Sales of 1st Acquired Product from January 15, 2003 through April 30, 2003 - $500,000.
Sales of 1st Acquired Product from May 1, 2003 through April 30, 2004 - $2,100,000.

2nd Acquired Product introduced (not acquired) for which commercial sales commence on June 15, 2003;
Sales of such introduced product for the period of June 15, 2003 through April 30, 2004 - $1,400,000.

Adjustment to Hurdle Amounts:
----------------------------

Earn-Out Period #1: $10,000,000 +  ($2,000,000 x 106/365 (29.0411%)) =$580,822 = $10,580,822.
Earn-Out Period #2: $11,000,000 + $2,000,000 = $13,000,000
Earn-Out Period #3: $12,000,000 + $2,000,000 = $14,000,000
Introduced Product sales will not be added to Annual Hurdle Amount.

Adjustment to Net Sales:
-----------------------

                                                       Net Sales                                Applicable Earn-Out
                                                       ---------                                -------------------
                                                                                                Out Percentages:
                                                                                                ---------------
Earn-Out Period #1:       $12,500,000 + $500,000 from 1st Acquired Product = $13,000,000              16%

Earn-Out Period #2:       $12,000,000 + 2,100,000 + 1,400,000= $15,500,000                            17%
Earn-Out Period #3:       $20,000,000 (All included Products)                                         18%

Calculations:
------------
Earn-Out Period #1:  16% x ($13,000,000 - $10,580,822 =) $2,419,178 = $387,068
Earn-Out Period #2:  17% x ($15,500,000 - $13,000,000 =) $2,500,000 = $425,000
Earn-Out Period #3:  18% x ($20,000,000 - $14,000,000 =) $6,000,000  = $1,080,000.

                                      A-89


EXAMPLE 3
---------

4 Acquired Products acquired on November 28, 2003;
Historical 12 month sales of such products were $6,000,000 through October 31, 2003;
Sales of Acquired Products from November 28, 2003 through April 30, 2004 - $3,000,000.

Adjustment to Hurdle Amounts:
----------------------------
Earn-Out Period #1: $10,000,000
Earn-Out Period #2: $11,000,000 + ($6,000,000 x 155/365 (42.4658%))= $2,547,945 = $13,547,945
Earn-Out Period #3: $12,000,000 + $6,000,000 = $18,000,000.


Net Sales and Applicable Earn-Out Percentages:
---------------------------------------------

                                                      Net Sales                                Applicable Earn-Out
                                                       ---------                                -------------------
                                                                                                Out Percentages:
                                                                                                ---------------
Earn-Out Period #1:                        $10,500,000                                                  16%
Earn-Out Period #2:                        $15,000,000 + $3,000,000                                     17%
Earn-Out Period #3:                        $35,000,000 (All Included Products)                          18%

Calculations:

Earn-Out Period #1:  16% x ($10,500,000 - $10,000,000 =) $500,000 = $100,000
Earn-Out Period #2:  17% x ($18,000,000 - $13,547,945 =) $4,452,055 = $765,849
Earn-Out Period #3:  18% x ($35,000,000 - $18,000,000 =) $17,000,000 = $3,000,000 (i.e., $3,060,000, but not
more than $3,000,000)

                                      A-90

                                                  AMENDMENT NO. 3, dated as of
                                           March 22, 2002 ("AMENDMENT NO. 3"),
                                           to the Asset Purchase Agreement,
                                           dated as of February 27, 2002 (as
                                           amended by Amendment No. 1, dated as
                                           of March 4, 2002 and Amendment No. 2,
                                           dated as of March 11, 2002, the
                                           "PURCHASE AGREEMENT"), among
                                           COOPERSURGICAL ACQUISITION CORP. (the
                                           "PURCHASER"), COOPERSURGICAL, INC.
                                           (the "GUARANTOR"), NORLAND
                                           CORPORATION (the "SUBSIDIARY") and
                                           NORLAND MEDICAL SYSTEMS, INC.
                                           ("NORLAND").

           The Purchaser, the Guarantor, the Subsidiary and Norland are party to the Purchase Agreement. The parties hereto agree that it is in their best interests that certain amendments be made to the Purchase Agreement.

           ACCORDINGLY, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment No. 3 hereby agree as follows:

      SECTION 1. CAPITALIZED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Purchase Agreement.

      SECTION 2. AMENDMENTS TO PURCHASE AGREEMENT. The Purchase Agreement is hereby amended as follows:

               (a) In Article IV by replacing the date "March 29, 2002" contained therein with the date "April 11, 2002".

               (b) In Article IV by replacing the date "April 2, 2002" contained therein with the date "April 12, 2002".

               (c) In Section 10.1(b)(iv) by replacing the date "April 2, 2002" contained therein with the date "April 12, 2002".

               (d) In Section 10.1(c)(iv) by replacing the date "April 2, 2002" contained therein with the date "April 12, 2002".

      SECTION 3. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment No. 3, each of the terms and provisions of the Purchase Agreement shall remain in full force and effect in accordance with their terms. The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment or waiver to any other term or condition of the Purchase Agreement or any of the documents referred to therein. Whenever the Purchase Agreement is referred to herein and in any other agreements, documents and instruments, such reference shall be to the Purchase Agreement as amended hereby.

      SECTION 4. GOVERNING LAW. All questions concerning the construction, interpretation and validity of this Amendment No. 3 shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Amendment No. 3, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

      SECTION 5. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Facsimile signatures shall be acceptable and binding.

                                    * * * * *

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 3 as of the date first written above.

                                   THE PURCHASER:

                                   COOPERSURGICAL ACQUISITION CORP.



                                   By:  /s/ Nicholas J. Pichotta
                                        -------------------------------------
                                        NICHOLAS J. PICHOTTA
                                        President and Chief Executive Officer



                                   THE GUARANTOR:

                                   COOPERSURGICAL, INC.



                                   By:  /s/ Nicholas J. Pichotta
                                        -------------------------------------
                                        NICHOLAS J. PICHOTTA
                                        President and Chief Executive Officer



                                   THE COMPANY:

                                   NORLAND CORPORATION



                                   By:  /s/Reynald Bonmati
                                        -------------------------------------
                                        REYNALD BONMATI
                                        President


                                   NORLAND MEDICAL SYSTEMS, INC.



                                   By:  /s/Reynald Bonmati
                                        ------------------------------------
                                        REYNALD BONMATI
                                        President

                                    EXHIBIT B

1.    Fairness Opinion dated as of February 28, 2002; and

2.    Updated opinion dated as of March 25, 2002.

                                          February 28, 2002


Board of Directors
Norland Medical Systems, Inc.
106 Corporate Park Drive, Suite 106
White Plains, New York 10604

Members of the Board:

We understand that Norland Medical Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), Norland Corporation, a wholly owned subsidiary of the Company and CooperSurgical Acquisition Corp, a corporation organized under the laws of the State of Delaware ("Acquiror"), entered into an Asset Purchase Agreement (the "Agreement"), pursuant to which the Acquiror will pay cash consideration of $4.0 million upon consummation of the transactions contemplated by the Agreement and $1.0 million as a deferred payment (the "Consideration"), based on the purchase price of $5.0 million (although the Company may receive up to a maximum of $12 million for the Purchased Assets upon receipt of potential earn out payments), in exchange for the assets that will be sold in the Proposed Asset Sale. First Albany assumed that the $1.0 million deferred payment may not be paid. The reason is that First Albany further assumed that there will be a net tangible asset deficiency of up to $1.0 million at the time of closing, which, pursuant to the terms of the Agreement, would be deducted from the $1.0 million deferred payment. First Albany assumed that any amounts not paid in cash will be offset by the deficiency (if any) in net assets at the closing. In rendering the opinion, First Albany did not rely on the potential additional cash consideration (the "Earn-Out"). Any Earn-Out payments will positively affect the value of the consideration over the amounts we have considered in our analysis.

We have been retained by the Board of Directors of the Company to render our opinion as to the fairness, from a financial point of view, of the Consideration to the Company and its shareholders.

In connection with and in preparation for rendering this opinion, we have reviewed, analyzed and relied upon, with your consent, certain information bearing upon the financial and operating condition of the Company and Acquiror, including: a draft dated as of February 11, 2002, of the Asset Purchase Agreement; audited financial statements and related information of the Company for the fiscal year ended December 31, 2000 and draft audited financial statements and related information of the Company for the fiscal year ended December 31, 2001 and the unaudited quarterly report for the periods ending March 31, 2001, June 30, 2001 and September 30, 2001; publicly available information concerning the historical prices and trading activity at which the Company and the parent of the Acquiror common stock has traded; and certain other financial and business information concerning the business and operations of the Company and Acquiror as well as similar information for certain other companies in lines of business we believe to be generally comparable to those of the Company. We have also discussed with members of the senior management of the Company the past and current business operations, financial condition and future prospects of the Company, reviewed management prepared unaudited financial information related to the historical segment performance of the bone densitometry business and other management prepared analyses as well as other matters believed to be relevant to our analysis. Further, we considered such other information, financial studies, analyses and investigations, and

Board of Directors
Norland Medical Systems, Inc.
February 28, 2002


financial, economic and market criteria that we deemed relevant to our analysis, including, to the extent publicly available, the financial terms of comparable transactions. Our opinion is based on market, economic and other conditions as they exist and can be evaluated by us on the date hereof and we assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us by the Company or Acquiror, or otherwise publicly available, and have assumed that there have been no material changes in the Company's business operations, financial condition or prospects since the respective dates of such information. In addition, at your direction, we have not assumed any responsibility for independent verification for any of this information reviewed by us for this opinion, nor have we had such information verified. For the purposes of rendering this opinion at your direction, we have not conducted a physical inspection of any of the assets, properties or facilities of the Company of the Acquiror, nor have we made, obtained or been furnished with any independent evaluation or appraisals of any such assets, properties or facilities. Further, we have assumed that the Acquisition will be accounted for on a purchase basis under generally accepted accounting principles. First Albany did not evaluate the assets retained by the Company and expresses no opinion as to the value of these assets or the prospects of the Company as an ongoing entity. With respect to financial forecast information furnished to or discussed with First Albany by the Company, First Albany has assumed that it was reasonably prepared and reflected the best available estimates and judgment of the Company's management as to the expected future financial performance of the Company. First Albany further relied upon the assurance of the management of the Company that they were unaware of any facts that would make the information provided to First Albany with respect to the Company incomplete or misleading in any respect.

We have further assumed, with your consent, that the Acquisition will be consummated in accordance with the terms described in the Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to its obligations thereunder and that all material governmental, regulatory or other consents and approvals would be obtained. First Albany further assumes that the representations and warranties of the Company, Norland Corporation, CooperSurgical, Inc. and Acquiror contained in the Agreement are true and correct. We have further assumed, with your consent, that the draft Agreement we reviewed will conform in all material respects to the Agreement when in final form.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not been requested to, and did not, solicit third-party indications of interest in acquiring all or any part of the Company. We have not been asked to consider, and this opinion does not address, the relative merits of the Acquisition as compared to any alternative business strategy that may exist for the Company. This opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, without our prior written consent except where required by law, in which event the Company will provide First Albany Corporation ("First Albany") with reasonable prior notice; provided, however, the Company may reproduce the Opinion in full in any disclosure document or proxy statement relating to such Transaction (the "Statement") that the Company must file under the Securities Exchange Act of 1934 and distribute to its shareholders. In such event, the Company may also include references to the Opinion, and to First Albany and its relationship with the Company (in each case in such form as First Albany shall approve, which

Board of Directors
Norland Medical Systems, Inc.
February 28, 2002


approval shall not be unreasonably withheld) in the Statement. This opinion is not intended to be and does not constitute a recommendation to the shareholders of the Company as to how such shareholders should vote or as to any other action such shareholders should take regarding the Acquisition.

First Albany, as a customary part of its investment banking business, is engaged on a regular basis in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate, estate and other purposes. We regularly publish research reports regarding various industry sectors. First Albany has agreed to provide this opinion to the Board of Directors of the Company in connection with the Acquisition and will receive a fee for rendering this opinion, contingent upon the consummation of the Acquisition. We may, from time to time, in the ordinary course of business, have a long or short position in, and buy or sell, the Company's or the parent of the Acquiror's common stock for our own account and for the accounts of our customers.

Based upon and subject to the foregoing, it is our opinion that the Consideration is fair, from a financial point of view, to the Company and its shareholders (other than the Company, the Acquiror or their respective direct or indirect subsidiaries) as of the above date.

                                Very truly yours,

                                /s/  First Albany Corporation

                                FIRST ALBANY CORPORATION

                                 FAC LETTERHEAD

                                                March 25, 2002

Board of Directors
Norland Medical Systems, Inc.
106 Corporate Park Drive, Suite 106
White Plains, NY 10604

Members of the Board:

Reference is hereby made to our letter dated February 28, 2002 (the "Opinion") relating to the fairness to Norland Medical Systems, Inc., a corporation organized under the laws of the State of Delaware, (the "Company") from a financial point of view of the Consideration (as defined therein) to be provided to the Company and its shareholders pursuant to the Agreement (as defined therein). Subsequent to the date of our Opinion, the following material changes to the Agreement were effected:

        o the Agreement was amended as of March 4, 2002 ("Amendment No. 1") with respect to certain termination provisions;
        o the Agreement was further amended as of March 11, 2002 ("Amendment No. 2") to provide (i) that the Acquiror (as defined in the Opinion) will pay cash consideration of $3,500,000 upon consummation of the transactions contemplated by the Agreement, as amended, and $1,500,000 as a deferred payment (the foregoing shall be hereinafter referred to as the "Consideration") and (ii) for a reduction in the applicable Earn-Out (as defined in the Opinion) payment percentages, but not the potential aggregate Earn-Out amount; and
        o the Agreement was further amended as of March 22, 2002 ("Amendment No. 3") with respect to certain termination provisions.

At your request, we have reviewed the executed Agreement and each of Amendment No. 1, Amendment No. 2 and Amendment No. 3.

Based upon the facts and qualifications set forth in the Opinion and in reliance thereon, subject to the foregoing, it is our opinion that the Consideration (as defined herein) is fair, from a financial point of view, to the Company and its shareholders (other than the Company, the Acquiror or their respective direct or indirect subsidiaries) as of the above date.

                                          Very truly yours,

                                          /s/  First Albany Corporation

                                          FIRST ALBANY CORPORATION

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-K

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2001          Commission File No. 0-26206

                          NORLAND MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)
DELAWARE                                                              06-1387931
(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

106 CORPORATE PARK DRIVE, SUITE 106, WHITE PLAINS, NY                      10604
      (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (914) 694-2285

Securities registered pursuant to Section 12(b) of the Act:

                                      NONE

Securities registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.0005 PER SHARE

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes x No _____

         Indicate by check mark if disclosure of delinquent  filers  pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K [ ]

         The aggregate market value of the registrant's Common Stock, par value $0.0005 per share, held by non-affiliates of the registrant as of March 8, 2002 was $2,282,550 based on the price of the last reported sale on the OTC Bulletin Board.

         As of March 8, 2002 there were 29,544,621 shares of the registrant's Common Stock, par value $0.0005 per share, outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE

         Items 10, 11, 12 and 13 of Part III of this Form 10-K are incorporated by reference to the Norland Medical Systems, Inc. Proxy Statement for the 2002 Annual Meeting of Stockholders and this Form 10-K is an enclosure to such Proxy Statement. A definitive proxy statement will be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year covered by this Form 10-K.


                                     10K-1

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INTRODUCTION................................................................. 3

ITEM 1.     BUSINESS......................................................... 3

ITEM 2.     PROPERTIES...................................................... 17

ITEM 3.     LEGAL PROCEEDINGS............................................... 17

ITEM 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS............. 17

ITEM 5.     MARKET FOR REGISTRANT'S COMMON EQUITY AND
            RELATED STOCKHOLDER MATTERS..................................... 18

ITEM 6.     SELECTED FINANCIAL DATA......................................... 18

ITEM 7.     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
            CONDITION AND RESULTS OF OPERATIONS............................. 20

ITEM 7A.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT
            MARKET RISKS.................................................... 28

ITEM 8.     FINANCIAL STATEMENTS ........................................... 29

ITEM 9.     CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
            ACCOUNTING AND FINANCIAL DISCLOSURE............................. 53

ITEMS 10, 11, 12 and 13..................................................... 53

ITEM 14.    EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON
              FORM 8-K...................................................... 54


                                     10K-2

INTRODUCTION

      The statements included in this Report regarding future financial performance and results and other statements that are not historical facts constitute forward-looking statements. The words "believes," "intends," "expects," "anticipates," "projects," "estimates," "predicts," and similar expressions are also intended to identify forward-looking statements. These forward-looking statements are based on current expectations and are subject to risks and uncertainties. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Norland Medical Systems, Inc. "the Company" cautions the reader that actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain important factors, including, without limitation, the following: (i) the effect of product diversification efforts on future financial results; (ii) the availability of new products and product enhancements that can be marketed by the Company; (iii) the importance to the Company's sales growth that the efficacy of new therapies for the treatment of osteoporosis and other bone disorders be demonstrated and that regulatory approval of such therapies be granted, particularly in the United States; (iv) the acceptance and adoption by primary care providers of new osteoporosis therapies and the Company's ability to expand sales of its products to these physicians; (v) adverse affect resulting from changes in the reimbursement policies of governmental programs (e.g., Medicare and Medicaid) and private third party payors, including private insurance plans and managed care plans;
(vi) the high level of competition in the bone densitometry market; (vii) changes in bone densitometry technology; (viii) the Company's ability to continue to maintain and expand acceptable relationships with third party dealers and distributors; (ix) the Company's ability to provide attractive financing options to its customers and to provide customers with fast and efficient service for the Company's products; (x) changes that may result from health care reform in the United States may adversely affect the Company; (xi) the Company's cash flow and the results of its ongoing financing efforts; (xii) the effect of regulation by the United States Food and Drug Administration
("FDA") and other government agencies; (xiii) the effect of the Company's accounting policies; (xiv) the outcome of pending litigation; and (xv) other risks described elsewhere in this Report and in other documents filed by the Company with the Securities and Exchange Commission. The Company is also subject to general business risks, including adverse state, federal or foreign legislation and regulation, adverse publicity or news coverage, changes in general economic factors and the Company's ability to retain and attract key employees. Any forward-looking statements included in this Report are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statements.

                                     PART I

ITEM 1.  BUSINESS.

      Norland Medical Systems, Inc. and its subsidiaries (collectively, "NORLAND" or the "COMPANY" or "NMS") develop, manufacture, sell and service a wide range of bone densitometers used to assess bone mineral content and density, one of several factors used by physicians to aid in the diagnosis and monitoring of bone disorders, particularly osteoporosis. Osteoporosis progresses as a symptomless disease characterized by bone loss and deterioration of the skeleton, leading to bone fragility and increased risk of fracture. According to the National Osteoporosis Foundation ("NOF"), 28 million Americans, 80% of whom are women, are affected by osteoporosis, and left unchecked, that number is predicted to increase to 41 million by 2015. Driven by the availability of new treatments for bone-related disorders, the Company has been focusing on bringing affordable, state-of-the-art diagnostic technology directly into the physician's office in order to address a number of bone health issues.

      During the past three years, the Company has experienced aggregate losses of approximately $17,091,554 and has incurred a total negative cash flow of approximately $1,088,938 for the same three-year period. The Company does not currently have an operating line of credit. These matters raise doubt about the Company's ability to continue as a going concern. The Company has been pursuing an aggressive strategy of cost reduction and containment to make a profit on reduced sales. Operating expenses for example, for fiscal year 2001, have been reduced by approximately $4,900,000 or 48% from the amount incurred in fiscal


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year 1999. The Company is pursuing initiatives to increase liquidity, including external investments and obtaining a line of credit. The Company does not have a commitment for such financing, and there can be no guarantee that the Company will be able to obtain such financing.

      In November 1999, the Company announced a product diversification program into musculoskeletal development and pain management which was extended to urology in February 2000. To penetrate these potentially large markets, Norland is launching the sale of new lines of products used in sports medicine, musculoskeletal development, pain management and urology. The Company has obtained exclusive distribution rights for certain products that are used to provide aid in musculoskeletal development, the management of pain associated with soft tissue and the treatment of kidney stones.

      On September 11, 1997, the Company purchased all of the outstanding stock of Norland Corporation ("NORLAND CORP.") from Norland Medical Systems B.V. ("NMS BV"). Norland Corp. develops and manufactures bone densitometry systems based on dual-energy x-ray absorptiometry ("DXA") technology, which, since 1987, has been a standard for measuring bone mass reduction, one of the primary indicators of osteoporosis. Prior to September 11, 1997, Norland had exclusive worldwide distribution rights to all products developed and manufactured by Norland Corp. and Stratec Medizintechnik GmbH ("STRATEC"), a former subsidiary of NMS BV which develops and manufactures bone densitometry systems based on peripheral quantitative computed tomography ("pQCT") technology. This agreement was limited to the North American market on December 31, 2000 and was terminated on August 1, 2001.

      The Company's bone diagnostic product line has five types of bone measurement devices comprised of eight models utilizing several different technologies. The Company manufactures and markets a line of traditional full size DXA-based bone densitometry products. The Excell, the Excell plus and the XR46 are highly effective and offer essential features at competitive prices. Because of the cost, space requirements and training required, these systems are generally found in hospitals, large clinics and research institutions, as opposed to physician's offices, where patients would benefit from timely and easy access to bone density testing and monitoring.

      The Company's peripheral x-ray line of bone densitometers consists of the Apollo DXA, the pDEXA and the Discovery systems, which are lower priced high performance portable systems based on DXA technology. The pDEXA, which scans the forearm, was the first desktop DXA-based system to receive FDA marketing clearance and the first system to receive FDA marketing clearance for use in fracture risk assessment. Sales of the pDEXA were discontinued as of January 1, 2001 as a result of the Company's development efforts and replaced with the Discovery. The Discovery is the forearm-scanning successor to the pDEXA, and was introduced as a prototype in September 1999. The Apollo DXA, which performs scans of the heel in fifteen seconds, was introduced in May 1998.

      In June 1999, the Company acquired certain distribution rights for the C.U.B.A.Clinical ultrasound based bone measurement system that was developed by McCue Plc (the "C.U.B.A.Clinical") (Contact Ultrasound Bone Analyzer). The C.U.B.A.Clinical uses technology to gently apply pressurized water-filled membranes to the patient's heel through which the velocity of sound and broad band ultrasound attenuation readings are measured and analyzed to assess the patient's calcaneus (heel bone). In January 2000, the FDA approved the C.U.B.A.Clinical for sale in the United States. The Company has been selling the C.U.B.A. Clinical in North America, first on an exclusive basis, then on a non-exclusive basis starting January 7, 2002.

      In 1999, the Company announced a product diversification program into musculoskeletal development and pain management. The Company is also seeking additional new diversified products to distribute through its existing network of independent dealers, sales representatives and Company sales personnel. Pursuant to an October 1, 1999 sub-distribution agreement between the Company and Bionix L.L.C. (U.S.) ("BIONIX") which runs through September 30, 2003, the Company obtained the right to exclusively distribute the Galileo exercise systems in U.S. hospitals, clinics, group practices and private medical offices involved in sports medicine and physical therapy. The Galileo system features an


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efficient method of muscle strength development through mechanical stimulation. Pursuant to a separate sub-distribution agreement between the Company and Bionix dated October 1, 1999 which runs through September 30, 2003, the Company obtained the right to exclusively distribute the Orbasone system within the U.S., subject to FDA market clearance. The Orbasone system which provides relief to patients from minor pain in soft tissue is targeted toward orthopedic surgeons, podiatrists, and pain management specialists.

      During 2000, the Company decided to expand its diversification program into urology. Pursuant to a sub-distribution agreement dated February 17, 2000 between the Company and Bionix, which runs through February 28, 2004, the Company obtained the right to exclusively distribute the Genestone 190 within the U.S. The Genestone 190 is a novel lithotripter used to treat kidney stones, which has received premarket approval from the FDA. In late 2001, the Genestone 190 was introduced to VA hospitals, community hospitals and mobile services of the Health Care Products division of Philips Medical Systems, Inc. the Company's exclusive distributor. The Company's Chairman controls Bionix.

RECENT DEVELOPMENTS

      On February 27, 2002, the Company agreed to sell its bone measurement business to CooperSurgical Acquisition Corp. Inc., the women's health care business of the Cooper Companies, Inc. (NYSE: COO) and the Company's exclusive distributor to U.S. physicians and group practices specializing in Obstetrics and Gynecology. In consideration for the sale of substantially all its assets (the "PROPOSED ASSET SALE"), the Company is to receive up to a maximum of $12 million comprised of $3.5 million at closing (subject to post-closing adjustment), a holdback of $1.5 million (to be released to the Company upon specified conditions) and certain potential earn-out payments based on the net sales of certain products over a three-year period. If the Proposed Asset Sale is consummated, after paying transaction-related expenses, the Company intends to use the net proceeds (i) to fund its research and development programs
(including the development of non-invasive musculoskeletal devices); (ii) for general corporate purposes; (iii) to meet its working capital needs; and (iv) to satisfy certain indebtedness of the Company, including an aggregate of approximately $463,888 (including accrued and unpaid interest) to repurchase promissory notes previously issued to Nissho Iwai Corporation and Nissho Iwai American Corporation. None of the proceeds from the Proposed Asset Sale will be distributed to any shareholders of the Company. The transaction is subject to customary closing conditions, including the Company's shareholders' approval as well as satisfactory completion of due diligence by CooperSurgical Acquisition Corp. Inc.

      If the Proposed Asset Sale is consummated, the Company intends to market, sell and service a wide range of proprietary non-invasive musculoskeletal and other devices through two divisions, a healthcare division and a sports division. The healthcare division will market, sell and service (1) peripheral quantitative computed tomography bone measurement systems, (2) extracorporal shock wave treatment systems and (3) patented exercise systems, all of which are used for diagnosis and physical therapy in sports medicine, rehabilitative medicine, pain management and urology. The sports division will market, sell and service patented exercise systems to fitness centers, gyms, sports clubs and associations and to the general public.

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BACKGROUND

      OSTEOPOROSIS
      Osteoporosis is a disease generally associated with aging and characterized by excessive loss of bone mineral and deterioration of the skeleton over time. Bone is a dynamic organ which can be separated into two basic structural components, outer cortical bone and inner trabecular bone. This combination of a solid outer bone surrounding the inner bone is constantly broken down and regenerated through a process known as bone remodeling, which consists of bone resorption (removal) followed by bone formation. When remodeling does not function properly, the result is a net loss of bone mass, often causing the amount of bone to become deficient in meeting the body's needs. Factors contributing to this condition include age, low calcium intake, excessive alcohol consumption and certain drug therapies.

      Osteoporosis is a "silent disease" and typically has no overt symptoms in its early stages. The first sign of osteoporosis is often bone fracture. Osteoporosis leads to increased risk of fracture, chronic pain and immobility, usually at the hip, forearm or spine. The NOF estimates that osteoporosis affects more than 28 million people in the United States (80% of whom are women), a number which, if unchecked, is predicted to increase to 41 million by 2015. The post-menopausal female population has the highest incidence of osteoporosis and the highest rate of morbidity (loss of quality of life) and mortality due to osteoporosis. Hip fractures produce the most serious consequences. According to the NOF, there are more than 300,000 hip fractures per year in the United States and 50% of hip fracture patients never walk independently again. The NOF estimates that in the United States osteoporosis contributes to more than 1.5 million fractures annually, a majority of which are of the spine and hip, and that annual direct medical expenditures for osteoporosis and associated fractures is $13.8 billion, a figure that is expected by the NOF to increase to $62 billion by the year 2020.

      Until  recently,   osteoporosis  was  thought  to  be  an  inevitable  and
untreatable consequence of aging. The Company believes that the recent availability of more effective drug therapies, the aging of the population and an increased focus on women's health issues and preventive medical practices have created a growing awareness among patients and physicians that osteoporosis is in many cases a disease which can be treated.

      THERAPIES
      The Company believes that the historic limitations of treatment options in the United States contributed to a low level of demand for the diagnosis of osteoporosis and other bone disorders. Until 1995, available therapies for osteoporosis  were limited.  Most were  classified as  anti-resorptive  and were designed to maintain bone mass by decreasing the effective rate of bone resorption. There was no scientific proof that they promoted bone formation. Such therapies included the taking of drugs such as calcitonin and first-generation bisphosphonates, or a hormone replacement regime using estrogen supplements. In the United States, available therapies were limited to calcitonin, estrogen and over-the-counter calcium and vitamin D supplements; and only two therapies, calcitonin and estrogen, were approved specifically as therapies for bone disorders. However, women's concerns regarding possible complications relating to the prolonged use of hormone replacement therapy using estrogen and the availability of calcitonin only in injectable form contributed to low patient acceptance of these drugs.

      In September 1995, the FDA approved the drug Fosamax for the treatment of established osteoporosis in post-menopausal women. Fosamax, developed by Merck & Co., Inc. ("MERCK"), is a second-generation bisphosphonate that acts by coating the bone surface and inhibiting bone resorption. Fosamax was shown in clinical trials to increase bone density without significant adverse side effects. Other therapies approved by the FDA in 1995 to treat osteoporosis include Miacalcin, an intra-nasal formulation of calcitonin developed by Novartis, and Premarin MPA, a one-tablet hormone replacement therapy combining estrogen and progestin developed by Wyeth-Ayerst Laboratories.

      Merck's Fosamax was originally approved only for the treatment of patients with established osteoporosis. In April 1997, the FDA expanded the permitted use of Fosamax to include the prevention of osteoporosis. In December 1997, Eli Lilly & Company received FDA approval for its new osteoporosis drug, Evista, a


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selective estrogen receptor modulator. Drugs of this type are currently being studied for their selective ability to act like estrogen in certain tissues but not in others. Actonel (risedronate), a new generation of bisphosphonate developed by Proctor & Gamble, was approved by the FDA in March 2000.

      The Company believes that worldwide there are more than 50 pharmaceutical and biotechnology companies with programs to develop new therapies for osteoporosis, some of which are in late-stage clinical trials. Therapeutic products under development include new anti-resorptive agents and bone-formation stimulators.

      The Company believes that advances in treatment options for osteoporosis will increase the demand for the diagnosis and monitoring of osteoporosis and other bone disorders. Merck and other pharmaceutical companies have launched extensive educational and marketing campaigns targeting gynecologists and family practice physicians to promote education and awareness of the fact that osteoporosis is now a treatable disease. Patients and physicians will become increasingly aware of the importance of early diagnosis and treatment of osteoporosis. The Company believes that as this awareness increases, more people will be tested for osteoporosis and that primary care providers such as gynecologists and family practice physicians will play a key role in providing such tests.

      DIAGNOSIS AND MONITORING OF OSTEOPOROSIS
      Typically, there are no overt symptoms of early stage osteoporosis. Diagnostic efforts have focused on an individual's propensity for fracture by determining bone mass and comparing it to normal healthy and age-related reference populations, as well as monitoring bone mass over time for changes. Absorptiometry is the primary technique for measuring bone mass and is based on the principle that bone absorbs radiation at a different rate than does soft tissue. The inner trabecular region, which is a lattice-like structure crucial to the maintenance of bone strength, absorbs radiation at a rate different from the cortical region of the bone, enabling systems capable of separately measuring cortical and trabecular bone to more effectively assess biomechanical soundness.

      There are a number of different types of technologies that can be used to assess bone mineral status. Single photon absorptiometry ("SPA") uses a single energy radioactive source and has limited ability to measure bone in complex body regions. Dual photon absorptiometry ("DPA") reduces measurement error through complex body regions by using a dual-energy radioactive source. X-ray-based systems provide improved precision, faster scan times and lower operating costs as compared to single and dual photon absorptiometry and have largely replaced SPA and DPA technology. Single-energy x-ray absorptiometry ("SXA") technology replaces the radioactive source with a single energy X-ray source. DXA, which has become the standard for bone mass analysis, uses a dual-energy X-ray source. Radiographic absorptiometry ("RA") measures bone density from two X-ray images of the hand. Although it does not require a dedicated bone densitometry system since it uses traditional X-ray equipment, RA does not provide point of care measurement of bone density, as the radiographs have to be sent out to a laboratory for interpretation. All of these technologies produce only two-dimensional (planar) measurements. Quantitative computed tomography ("QCT") is capable of separate, three-dimensional measurement of cortical and trabecular bone, providing volumetric density and allowing more precise assessment of the biomechanical soundness of the bone. Ultrasound technology measures the velocity of sound and broad band attenuation. Ultrasound has recently been improved to the point that it has gained acceptance as a viable technology to assess bone at peripheral sites. In vitro diagnostic testing (biochemical markers) measures the level of certain byproducts in body fluids to determine the rate of bone resorption and bone formation. However, these tests do not provide information about bone mass or bone structure and cannot be used independently to diagnose osteoporosis or assess fracture risk. Nevertheless, the Company believes that biochemical marker testing may complement bone densitometry in monitoring the effectiveness of drug therapies.

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PRODUCTS

BONE DENSITOMETRY PRODUCTS
      The Company believes it markets the broadest line of bone densitometers available today with a wide range of price points and capabilities to satisfy diverse customer needs. The Company currently offers five product types comprised of 17 models. The following is a description of each of the Company's product types and primary models.

      1. PERIPHERAL DXA-BASED SYSTEMS
      The Apollo DXA, the pDEXA and the Discovery are the Company's peripheral DXA-based systems. These affordable, easy-to-use systems are designed for physician's offices, small clinics and other settings beyond large hospitals and clinics, including pharmacies and other consumer environments. Like the much larger traditional DXA systems, they measure bone mass and compare it to a normal reference population. However, the peripheral systems measure only specific bone sites such as the heel and forearm that correlate well to hip and spine measurements, enabling them to be more compact, and, therefore, more affordable than traditional DXA systems.

      The Apollo DXA introduced in May of 1998, measures weight-bearing trabecular bone in the heel in just 15 seconds. It provides quantitative analysis of bone mass, including bone mineral density ("BMD") as well as comparisons to normal reference populations, from an easy-to-use hand held control console. The Apollo DXA's Fracture Risk Assessment Option allows the bone density measurements from the Apollo DXA to be used as an aid to physicians in determining fracture risk.

      The Discovery, developed as a prototype in September 1999, is based on the pDEXA, which was the first system to bring DXA-based technology to the desktop. The Discovery and the pDEXA measure the forearm at a site that is mostly cortical bone and at another site that is mostly trabecular bone. The software used in the devices measures bone mineral content ("BMC") and BMD as well as make comparisons to normal reference populations and to the patient's prior examinations. They also provide skeletal images of the region of interest as well as graphical presentations of the results. In January 1998, the pDEXA became the first bone densitometry system to receive FDA approval of a Fracture Risk Assessment Option.

      2. TRADITIONAL DXA SYSTEMS
      The traditional DXA-based bone densitometers marketed by the Company are the compact Excell and Excell Plus and the full size XR46. The target market for these systems is hospitals, clinics and large physician group practices. With its low price relative to other traditional systems, the Excell and Excell Plus can also be attractive to primary care physicians. Each system is capable of performing axial (hip and spine) and peripheral scans. The XR46 also performs full body scans. All three systems measure BMD and BMC and make comparisons to reference populations and to the patient's prior examination. Price and service are the primary competitive factors among DXA products offering similar basic capabilities.

      3. PERIPHERAL ULTRASOUND SYSTEMS
      The Company has distribution rights in North America and certain other countries for the C.U.B.A.Clinical dry ultrasound system, pursuant to an agreement with McCue Plc the company that developed the system. The C.U.B.A.Clinical measures the velocity of sound and broadband ultrasound attenuation at the heel. In January 2000, the FDA approved the C.U.B.A. Clinical system for sale in the United States. As with peripheral x-ray systems, the target market for the C.U.B.A.Clinical is physician's offices.

OTHER USES FOR BONE DENSITOMETRY PRODUCTS
      The Company has received FDA approval of a Body Composition Option for its pDEXA and traditional DXA-based systems. This option assesses the non-bone tissue determined during the bone density scans and estimates such items as soft tissue mass, fat mass, lean mass, and ratio of total bone mineral content to lean body mass. These measurements are useful to physicians in their management


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of diseases such as chronic renal failure, anorexia nervosa, excessive obesity, AIDS/HIV and cystic fibrosis. It is also a convenient alternative to hydrostatic weighing and skin fold measurements.

MUSCULOSKELETAL DEVELOPMENT PRODUCTS
      In 1999, the Company announced a product diversification program into musculoskeletal development that started generating modest sales in fiscal year 2000. Pursuant to an October 1, 1999 distribution agreement between the Company and Bionix, the Company obtained the right to exclusively distribute the Galileo series of products to U.S. hospitals, clinics, group practices and private medical offices involved in sports medicine and physical therapy for a four-year period. The products are made by Novotec and sold to Bionix according to a distribution agreement. The Company's Chairman controls Bionix and a Company shareholder controls Novotec.

      The Galileo 2000, 900, XS and 100 systems are devices that feature an efficient method of muscle strength development. The systems mechanically stimulate targeted muscles at a specific frequency, typically 20 to 25 impulses per second, causing the muscles to respond by contracting and relaxing by natural reflex 20 to 25 times per second. The Galileo systems target the leg and lower back (Galileo 2000, XS and 900), the arm and shoulder muscles (Galileo
100). Based on its larger size, the Galileo 2000 has the potential for a more robust exercise routine, than the Galileo 900 and XS systems.

PAIN MANAGEMENT SYSTEMS

      In 1999, the Company announced a product diversification program into pain management systems that began generating modest sales of such products in fiscal year 2000. Pursuant to an October 1, 1999 distribution agreement between the Company and Bionix, the Company obtained the right to exclusively distribute the Orbasone system within the U.S. for a four-year period. The Orbasone is made by MIP GmbH, a Swiss Corporation ("MIP") and exclusively sold to Bionix according to a distribution agreement. The Orbasone was classified in August 1998 by the FDA as a Class I therapeutic vibrator (21 CFR s. 890.5975) exempt from the 510(k) requirements of the Federal Food, Drug and Cosmetic Act. The Orbasone delivers energy waves that provide relief to patients from minor pain in soft tissues at the treatment site, which is typically, the foot, ankle, elbow or shoulder. The 30 to 40 minute treatment sessions are delivered to patients under the supervision and care of a physician such as an orthopedic surgeon or podiatrist. On June 21, 2000, the FDA informed MIP that the FDA erred in its 1998 decision and rescinded its determination that the Orbasone was an exempt product. As a result, the Company suspended sales of the Orbasone pending FDA review of the product. The FDA recently determined that the Orbasone is a Class III device requiring premarket approval, but MIP is seeking reconsideration of this determination and discussions between the FDA and MIP are continuing.

LITHOTRIPSY SYSTEMS

      In fiscal year 2000, the Company further expanded its product diversification program into urology. Pursuant to a February 17, 2000 distribution agreement between the Company and Bionix, the Company obtained the right to exclusively distribute the Genestone 190 System within the U.S. for a four-year period. The Genestone 190 is made by Genemed GmbH, a Swiss Corporation ("GENEMED") and exclusively sold to Bionix according to a distribution agreement. The Genestone 190 has obtained premarket approval from the FDA and therefore, may be sold in the U.S. It is a compact lithotripter used by urologists to treat kidney stones. It uses shock wave technology to fragment upper urinary tract stones such as renal calyceal stones, renal pelvic stones and upper ureteral stones. Its relative low cost and transportability makes it suitable for private urology practices, community hospitals and mobile services. The Company did not sell any Genestone systems during fiscal year 2001. In late 2001, the Genestone 190 was introduced to VA hospitals, community hospitals and mobile services of the Health Care Products division of Philips, the Company's exclusive distributor.

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PRODUCT DEVELOPMENT

      The Company focuses its product development on DXA-based bone densitometry systems. At March 31, 2001, the Company had 3 persons engaged in research and development who were all devoted to software development. Product development work with respect to other bone densitometry systems, musculoskeletal development products and pain management systems are performed by the companies (Bionix LLC, McCue Plc, Stratec, Novotec, Genemed and MIP) that supply the Company with their respective products.

SALES AND MARKETING

      The Company currently employs five regional sales managers, two of whom cover the United States and three of whom cover Europe, the Middle East and Asia (other than the Pacific Rim), Latin America and the Pacific Rim, respectively. The Company's customers are primarily third party dealers and distributors. The Company also sells directly to end-users in those markets where the Company does not have third party dealers or distributors. The Company typically uses an exclusive dealer, independent representative or distributor to cover one or more states, a single country or portions thereof. Each Company regional sales manager is responsible for the support and supervision of several dealers, distributors and independent representatives within their geographic region. Support includes participation in trade shows, symposiums, customer visits, product demonstrations, ongoing distribution of literature and publications, sales training and presentations of financing programs. In 1997, the Company opened small sales offices in London, from which the regional manager for Europe, Africa and the Middle East operates, and Singapore, where the regional manager for the Pacific Rim operates. The Company intends to expand its network of U.S. third party dealers, distributors and independent representatives to exploit the country's large market of gynecologists and primary care physicians, and to expand its sales in hospitals, imaging and mammography center markets. As part of such expansion, distribution agreements were signed with CooperSurgical, Inc. in November 2000 and with the Health Care Products Division of Philips Medical System, Inc. in January 2001.

      In 1999, the Company reorganized its marketing department, which presently consists of three employees. Marketing efforts are focused primarily on supporting the Vice Presidents for Sales in their management of dealers and distributors, developing and maintaining relationships and joint programs with pharmaceutical companies, managing sales lead generation programs, managing product introductions and new product financing programs.

      The Company sold products in 33 countries in fiscal year 2001. For a more detailed breakdown of the Company's 2001 sales by geographic territory, see Note 14 to the Company's consolidated financial statements included in Item 8 of this Report.

MANUFACTURING

BONE DENSITOMETRY PRODUCTS
      Manufacturing consists primarily of testing of components, final assembly and systems testing. The Company manufactures its DXA-based systems, at its ISO 9001 certified facility in Fort Atkinson, Wisconsin for sale worldwide. McCue Plc manufactures the C.U.B.A.Clinical ultrasound system. All establishments, whether foreign or domestic, manufacturing medical devices for sale in the United States are subject to periodic inspections by or under the authority of the FDA to determine whether the manufacturing establishment is operating in compliance with FDA Quality System Regulation ("QSR") requirements.

      Some components are manufactured in accordance with custom specifications and require substantial lead times. While efforts are made to purchase components from more than one source and to use generally available parts, certain components, including X-ray tubes and detectors, are available from only one or a limited number of sources. In the past, there have been delays in the receipt of certain components, although to date no such delays have had a material adverse effect on the Company. The Company believes that the Company


                                     10K-10
and McCue Plc have sufficient manufacturing capacity to supply the Company's product needs for at least the next twelve months.

      Manufacturing processes for the products marketed by the Company are subject to stringent federal, state and local laws and regulations governing the use, generation, manufacture, storage, handling and disposal of certain materials and wastes. In the United States, such laws and regulations include the Occupational Safety and Health Act, the Environmental Protection Act, the Toxic Substances Control Act, and the Resource Conservation and Recovery Act. The Company believes that it has complied in all material respects with such laws and regulations. There can be no assurance that the Company will not be required to incur significant costs in the future with respect to compliance with such laws and regulations.

MUSCULOSKELETAL DEVELOPMENT PRODUCTS
      The Galileo products marketed by the Company were developed and manufactured by Novotec at its facilities located in Pforzheim, Germany. Manufacturing consists primarily of testing components, forming and painting of plastic covers, final assembly and quality assurance testing. The Company is dependent on Novotec to manufacture the Galileo products that the Company and others market in amounts and at levels of quality necessary to meet demand. The Company has no ownership interest in Novotec.

      Some components are manufactured in accordance with specifications that are specific to the Galileo products and require substantial lead times. Until such time as production quantities increase to a level that provides for opportunities to realize economies of scale and dual sourcing of components, each component is generally purchased from a limited number of sources and is subject to the risk that its availability could become delayed. To date there have been no delays in production which have had a material adverse effect on the Company. The Company believes that Novotec has sufficient capacity to supply the Company's need for Galileo products for at least the next 12 months.

PAIN MANAGEMENT SYSTEMS
      The Orbasone system was developed by MIP and is manufactured for MIP under a contractual arrangement by Nippon Infrared Industries Co., Ltd. (Japan), which has its manufacturing facilities in Tokyo, Japan. Manufacturing consists primarily of testing components, final assembly and quality assurance testing. If and when the Orbasone receives market clearance, the Company will be dependent on MIP to provide manufactured Orbasone systems in amounts and at levels of quality necessary to meet demand and be competitive. The Company has no ownership interest in MIP or Nippon Infrared Industries Co., Ltd.

      Some components are manufactured in accordance with specifications that are specific to the Orbasone and require substantial lead times. Until such time as production quantities increase to a level that provides for opportunities to realize economies of scale and dual sourcing of components, each component is generally purchased from a limited number of sources and is subject to the risk that its availability could become delayed. The Orbasone has not yet been approved by the FDA for sale in the U.S. market.

LITHOTRIPSY SYSTEMS
      The Genestone 190 System was developed by Genemed and manufactured for Genemed under a contractual agreement by Kimchuk, Inc. which has its manufacturing facilities in Connecticut. Manufacturing consists of primarily testing of components, final assembly and quality assurance testing. The Company depends upon Genemed to provide manufactured Genestone 190 systems in amounts and at levels of quality necessary to meet demand and be competitive. The Company has no ownership interest in Genemed or Kimchuk, Inc.

      Some components are manufactured in accordance with specifications that are specific to the Genestone 190 and require substantial lead times. Until such time as production quantities increase to a level that provides for opportunities to realize economies of scale and dual sourcing of components, each component is generally purchased from a limited number of sources and is


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subject to the risk that its availability could become delayed. The Company believes that Genemed has sufficient manufacturing capacity to supply the Company's product needs for at least the next twelve months.

CUSTOMER SUPPORT SERVICES

      The Company offers one-year warranties on both the hardware and software included in its systems, as well as extended warranty contracts. The Company and third party service representatives provide warranty services to its customers. Any costs incurred by the Company in connection with a warranty of a system not manufactured by the Company are borne by such manufacturer pursuant to the applicable distribution agreement.

      The Company has no obligation to provide any other services to its third party dealers or distributors or other customers. However, the Company does offer non-warranty services and a range of other product support services in cooperation with its third-party dealers, including a telephone hotline for customer inquiries, product installation, product enhancements and maintenance releases. On April 1, 2000, the Company signed a service agreement with Philips Medical Systems, Inc. ("PHILIPS"). Under the agreement, Philips will augment the Company's network servicing its traditional DXA systems which consists of the Company's service employees and third party service representatives. The Company also offers training at customer locations and the Company's facilities to end-user customers, third-party dealers and service technicians.

DISTRIBUTION AGREEMENTS

MCCUE
      The Company and McCue entered into a distribution agreement dated June 17, 1999 granting the Company the right to exclusively distribute the C.U.B.A.Clinical ultrasound system in North America and certain countries in Europe, the Pacific Rim and the Middle East. Under terms of the five-year agreement, there are non-binding sales targets. In addition, in the event that the Company does not purchase a specified minimum number of C.U.B.A.Clinical devices in any twelve-month period starting in January 2001, McCue has the right to make the Company's distribution rights in North America non-exclusive. McCue exercised such right on January 7, 2002.

BIONIX
      The Company and Bionix entered into an exclusive sub-distribution agreement with respect to the sale of Stratec pQCT products in North and Latin America through September 30, 2003. Under terms of the sub-distribution agreement, the Company has the right to purchase products at a fixed percentage discount from the product's actual sales price to the customer. As a result of a lack of sales of pQCT systems in Latin America, the sub-distribution agreement was limited to North America on December 31, 2000 and terminated on August 1, 2001.

      The Company and Bionix also entered into two exclusive sub-distribution agreements dated October 1, 1999 with respect to the Orbasone and Galileo systems/products and into an exclusive sub-distributor agreement dated February 17, 2000 with respect to the Genestone 190, each of which products are sold through Bionix pursuant to its distribution agreements with the third party manufacturers. Under the terms of the four-year sub-distribution agreements, the Company may purchase products from Bionix at a fixed percentage discount from contractually stated selling prices with a mechanism to periodically adjust the contractual selling prices. The Orbasone has not yet been approved by the FDA for sale in the U.S. market.

COMPETITION

BONE DENSITOMETRY PRODUCTS
      The bone densitometry systems market is highly competitive. Several companies have developed or are developing bone densitometers or other devices that compete or will compete with products marketed by the Company. Many of the


                                     10K-12

Company's existing and potential competitors have substantially greater financial, marketing and technological resources, as well as established reputations for success in developing, selling and servicing products. The Company's primary competitors for the sale of bone densitometry systems are General Electric, Hologic, Inc. ("HOLOGIC"), Aloka, Diagnostic Medical Systems and OSI Systems. These companies have products that compete directly with the products marketed by the Company. The Company expects existing and new competitors will continue to introduce products that are directly or indirectly competitive with those marketed by the Company, including alternatives to absorptiometry such as ultrasound and IN VITRO diagnostics. Such competitors may succeed in developing products that are more functional or less costly than those sold by the Company and may be more successful in marketing such products. There can be no assurance that the Company will be able to continue to compete successfully in this or any other market.

      The ultrasound market is particularly competitive. There are approximately 20 other companies, including General Electric and Hologic, that are marketing ultrasound bone assessment systems outside the United States. In addition, General Electric and Hologic have FDA approval to market their ultrasound systems in the United States.

      The Company believes the products it markets compete primarily on the basis of price/performance characteristics, accuracy and precision of results, ease and convenience of use, features and functions, quality of service and price. In the small clinic and physician's office market, price, ease of use and convenience are of particular importance. In the hospital and large clinic market, traditional DXA systems are predominant and price is the primary competitive factor among products that provide similar basic capabilities. The Company believes that its DXA-based systems are competitive. In the research market, the range, accuracy and precision of measurements are the principal competitive factors. The Company believes the pQCT-based products it markets provide measurement capabilities, such as three-dimensional measurements and separate measurement of cortical and trabecular bone, not available with traditional DXA-based technology, at prices competitive with systems using that technology.

MUSCULOSKELETAL DEVELOPMENT PRODUCTS
      The Galileo products offer a novel approach to muscle strength development. The owner of Novotec has applied for patents regarding the Galileo products. Despite the absence of directly similar products, there are a number of competing approaches and products that develop muscle strength. Many of the Company's existing competitors and potential competitors have substantially greater financial, marketing and technological resources, as well as established reputations for success in developing, selling and servicing products. The Company expects existing and new competitors will continue to introduce products that are directly or indirectly competitive with the Galileo products. Such competitors may be more successful in marketing such products. There can be no assurance that the Company will be able to compete successfully in this market.

      The Company's primary competitors for the sale of musculoskeletal development products are marketers of exercise equipment such as OMNI Fitness and Stairmaster. These companies have products that compete directly with the products marketed by the Company in certain segments of the market. The Company believes that the present design of the Galileo products should be enhanced to better suit the requirements of the U.S. market. There can be no assurance that Novotec can or will improve the product design, nor that the Company's competitors will fail to develop and market products that make use of the Galileo's novel approach or that are lower priced or better performing as compared to the Galileo products. In addition, there is a risk that the patents that have been applied for by the owner of Novotec regarding Galileo products will not be issued.

      The Company believes that the products it markets compete primarily on the basis of price/performance characteristics, perceived efficacy of results, ease, convenience and safeness of use, quality of service and price. The Company is using its initial product marketing efforts to assess the competitiveness of the Galileo products, which the Company recently introduced to the U.S. market.

                                     10K-13

PAIN MANAGEMENT SYSTEMS
      The pain management systems market is highly competitive. Several companies have developed or are developing devices that compete or will compete with the Orbasone. Many of the Company's competitors existing and potential competitors have substantially greater financial, marketing and technological resources, as well as established reputations for success in developing, selling and servicing products. The Company expects existing and new competitors will continue to introduce products that are directly or indirectly competitive with the Orbasone. Such competitors may be more successful in marketing such products. There can be no assurance that the Company will be able to compete successfully in this market.

      The Company's primary competitors for the sales of pain management systems are HealthTronics, Inc., Domier MedTech, Storz Medical, Siemens AG and MTS Medical Technologies & Services GmbH. These companies have or potentially plan to have products that are in various stages of the FDA review process for the purpose of obtaining premarket approval. The Orbasone was classified in August 1998 as a Class I therapeutic vibrator (21 CFR s. 890.5975) exempt from the 510(k) requirements of the Federal Food, Drug and Cosmetic Act. However, on June 21, 2000, the FDA informed MIP that it erred in its 1998 decision and rescinded its determination that the Orbasone was an exempt product. As a result the Company suspended sales of the Orbasone pending FDA review of the product. The FDA recently determined that the Orbasone is a Class III device requiring premarket approval, but MIP is seeking reconsideration of this determination and discussions between the FDA and MIP are continuing.

THIRD PARTY REIMBURSEMENT

BONE DENSITOMETRY PRODUCTS AND PAIN MANAGEMENT SYSTEMS
      The bone densitometry products marketed by the Company are purchased principally by hospitals, managed care organizations, including independent practice associations and physician practice organizations or independent physicians or physician groups, who are regulated in the United States by federal and state authorities and who typically bill and are dependent upon various third party payors, such as federal and state governmental programs (E.G., Medicare and Medicaid), private insurance plans and managed care plans, for reimbursement for use of the Company's products. The Health Care Financing Administration ("HCFA") establishes new reimbursement codes and recommended reimbursement rates effective January 1 of each calendar year. On several occasions, HCFA has effected increases and decreases in its recommended reimbursement rates for bone densitometry examinations and has made changes in the types of examinations eligible for reimbursement. There can be no assurance that HCFA will not continue to make changes from time to time. The Company could be materially and adversely affected by such changes.

      In August 1997, President Clinton signed into law the Medicare Bone Mass Measurement Coverage Standardization Act as a provision in the Balanced Budget Act. The provision sets forth a national mandate that requires Medicare, under certain specified conditions, to cover bone density diagnostic tests utilizing radiologic, radioisotopic, or other procedures approved by the FDA for the purpose of identifying bone mass or detecting bone loss deterioration. This mandate became effective July 1, 1998.

      In a number of European countries, Japan and several other countries, third party payors provide reimbursement for bone densitometry scans.

      Postoperative pain management is reimbursed under limited circumstances. There can be no assurance that HCFA or other third party payors will reimburse patients for pain management systems and pain treatment sessions involving the Orbasone system.

MUSCULOSKELETAL DEVELOPMENT PRODUCTS
      As with general exercise equipment which requires no professional supervision, the Galileo series of musculoskeletal development products are not covered under federal or state health care insurance programs or by third party health insurance payors.

                                     10K-14

GOVERNMENT REGULATION

      The development, testing, manufacturing and marketing of the bone densitometry and pain management products marketed by the Company are regulated by the FDA in the United States and by various foreign regulatory agencies. The testing for, preparation of, and subsequent FDA review of required applications is expensive, lengthy and uncertain. Moreover, regulatory approval or clearance, if granted, can include significant limitations on the indicated uses for which a product may be marketed. Failure to comply with applicable regulations can result in warning letters, civil penalties, refusal to approve or clear new applications or notifications, withdrawal of existing product approvals or clearances, product seizures, injunctions, recalls, operating restrictions, and criminal prosecutions. Delays in receipt of or failure to receive clearances or approvals for new products would adversely affect the marketing of such products and the results of future operations.

      Medical devices are classified as either Class I, II, or III based on the risk presented by the device. Class I devices generally do not require review and approval or clearance by the FDA prior to marketing in the U.S. Class II devices generally require premarket clearance through the Section 510(k) premarket notification process, and Class III devices generally require premarket approval through the lengthier premarket approval application ("PMA") process. Norland markets Class I, II, and III devices. Section 510(k) submissions may be filed only for those devices that are "substantially equivalent" to a legally marketed Class I or Class II device or to a Class III device for which the FDA has not called for PMAs. A Section 510(k) submission generally requires less data than a PMA. The FDA must determine whether or not to clear a Section 510(k) submission within 90 days of its receipt. The FDA may extend this time period, however, if additional data or information is needed to demonstrate substantial equivalence. If a device is not "substantially equivalent" to a legally marketed Class I or Class II device or to a Class III device for which the FDA has not previously called for PMAs, a PMA is required. The premarket approval procedure involves a more complex and lengthy testing and FDA review process than the Section 510(k) premarket notification process. There can be no assurances that clearances or approvals will be obtained on a timely basis, if at all. Modifications or enhancements to products that are either cleared through the Section 510(k) process or approved through the PMA process that could effect a major change in the intended use, or affect the safety or effectiveness, of the device may require further FDA review and clearance or approval through new Section 510(k) or PMA submissions.

      The Company has received Section 510(k) clearance for all its bone densitometers marketed in the U.S. for use in humans, except for the C.U.B.A.Clinical ultrasound densitometer for which the manufacturer, McCue Plc, has received FDA premarket approval. The pain management devices (Orbasone) marketed by the Company in the U.S. was classified by the FDA in August 1998 as Class I devices exempt from Section 510(k) premarket notification requirements. On June 21, 2000, the FDA determined that it erred in its classification of the Orbasone and the Company suspended marketing of the Orbasone. The FDA recently determined that the Orbasone is a Class III device requiring premarket approval, but MIP is seeking reconsideration of this determination and discussions between the FDA and MIP are continuing. The Galileo musculoskeletal development products are not medical devices subject to FDA regulation but are consumer products subject to regulation under the Consumer Product Safety Act. The manufacturer of the Genestone 190 lithotripter, Genemed, has received FDA pre-market approval for the Genestone 190.

      All entities, whether foreign or domestic, manufacturing medical devices for sale in the United States are subject to periodic inspections by or under authority of the FDA to determine whether the manufacturing establishment is operating in compliance with QSR requirements. Manufacturers must continue to expend time, money and effort to ensure compliance with QSR requirements. The FDA also requires that medical device manufacturers undertake post-market reporting for serious injuries, deaths, or malfunctions associated with their products. If safety or efficacy problems occur after the product reaches the market, the FDA may take steps to prevent or limit further marketing of the product. Additionally, the FDA actively enforces regulations concerning marketing of devices for indications or uses that have not been cleared or approved by the FDA.

                                     10K-15

      The Company's products also are subject to regulatory requirements for electronic products under the Radiation Control for Health and Safety Act of 1968. The FDA requires that manufacturers of diagnostic x-ray systems comply with certain performance standards, and record keeping, reporting, and labeling requirements.

      The Company may export a medical device not approved in the United States to any country without obtaining FDA approval, provided that the device (i) complies with the laws of that country and (ii) has valid marketing authorization or the equivalent from the appropriate authority in a "listed country." The listed countries are Australia, Canada, Israel, Japan, New Zealand, Switzerland, South Africa and countries in the European Union and the European Economic Area. Export of unapproved devices that would be subject to PMA requirements if marketed in the United States and that do not have marketing authorization in a listed country generally continue to require prior FDA export approval.

PROPRIETARY RIGHTS

      The Company believes that its sales are dependent in part on certain proprietary features of the products it manufactures and/or markets. The Company relies primarily on know-how, trade secrets and trademarks to protect those intellectual property rights and has not sought patent protection for such products. There can be no assurance that these measures will be adequate to protect the rights of the Company. To the extent that intellectual property rights are not adequately protected, the Company may be vulnerable to competitors who attempt to copy the Company's products or gain access to the trade secrets and know-how related to such products. Further, there can be no assurance that the Company's competitors will not independently develop substantially equivalent or superior technology. The Company is not the subject of any litigation regarding proprietary rights, and the Company believes that the technologies used in its products were developed independently. In addition, the Company's business depends on proprietary information regarding customers and marketing, and there can be no assurance that the Company will be able to protect such information.

BACKLOG

      Backlog consists of signed purchase orders received by the Company from its customers. Backlog as of December 31, 2001 and 2000 totaled approximately $755,000 and $835,000, respectively. The Company's ability to ship products depends on its production capacity and that of the other manufacturers whose products are distributed by the Company. Purchase orders are generally cancelable. The Company believes that its backlog as of any date is not a meaningful indicator of future operations or net revenues for any future period.

PRODUCT LIABILITY INSURANCE

      The Company's business involves the inherent risk of product liability claims. If such claims arise in the future they could have a material adverse impact on the Company. The Company maintains product liability insurance on a "claims made" basis with respect to its products in the aggregate amount of $4.0 million, subject to certain deductibles and exclusions. The Company's agreements with the manufacturers of other products distributed by the Company require that such manufacturers maintain product liability insurance that covers the Company as an additional named insured. There is no assurance that existing coverage will be sufficient to protect the Company from risks to which it may be subject, including product liability claims, or that product liability insurance will be available to the Company at a reasonable cost, if at all, in the future or that insurance maintained by the other manufacturers will cover the Company.

EMPLOYEES

      At March 12, 2002, the Company had 42 employees, of whom 7 were engaged in direct sales and marketing activities and 8 were engaged in manufacturing activities. The remaining employees are in finance, administration, product


                                     10K-16
development and customer service. No employees of the Company are covered by any
collective  bargaining   agreements,   and  management  considers  its  employee
relations generally to be good.

ITEM 2.  PROPERTIES

      The Company leases its principal executive offices, which are located at 106 Corporate Park Drive, Suite 106, White Plains, New York 10604. The lease expires on July 31, 2003. The Company also leases approximately 28,500 square feet of space in Fort Atkinson, Wisconsin pursuant to two separate leases. One lease with respect to 18,000 square feet expires on August 31, 2006, and the second lease with respect to the remaining 10,500 square feet expires on June 30, 2002. The Company uses this space for manufacturing, research and development, sales and marketing, customer services, administration and warehousing and considers the facilities to be well maintained and adequate for the Company's present needs.

ITEM 3.  LEGAL PROCEEDINGS

      During 2000 a shareholders' class action lawsuit was settled for $1,700,000. The settlement was funded through the Company's directors and officers insurance carrier without any additional liability to the Company. Upon settlement of this case in 2000, the Company reduced to $0 the $150,000 liability which was recorded to cover any additional loss with respect to this matter. This adjustment is reflected in general and administrative expenses within the Company's 2000 statement of operations.

      In the normal course of business, the Company is named as defendant in lawsuits in which claims are asserted against the Company. In the opinion of management, the liabilities if any, which may ultimately result from such lawsuits, are not expected to have a material adverse effect on the financial position, results of operations or cash flows of the Company.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      No matters were submitted to a vote to the Company's security holders during the fourth quarter of the fiscal year ended December 31, 2001.

                                     10K-17

                                     PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
         STOCKHOLDER MATTERS

      The Company's Common Stock is traded on the Over-The-Counter Bulletin Board under the symbol "NRLD". Prior to September 23, 1998, the Company's Common Stock was traded on the NASDAQ National Market. The following table sets forth, for the periods indicated, the high and low sales prices per share of Common Stock, as reported by the Over-The-Counter Bulletin Board for the respective periods.

PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2000:

                      High     Low
                      ----     ---


First Quarter         $1.03    $0.41
Second Quarter         0.69     0.38
Third Quarter          0.50     0.22
Fourth Quarter         0.31     0.09

PERIOD FROM JANUARY 1, 2001 THROUGH DECEMBER 31, 2001:

                       High     Low
                       ----     ---
First Quarter          0.22     0.09
Second Quarter         0.20     0.07
Third Quarter          0.18     0.08
Fourth Quarter         0.09     0.04


      As of March 8, 2002, the sales price per share of Common Stock, as reported by the Over-The-Counter Bulletin Board, was $0.075.

      As of March 8, 2002 there were approximately 75 outstanding stockholders of record of the Company's Common Stock. This number excludes persons whose shares were held of record by a bank, broker or clearing agency.

      The Company has not paid any cash dividends on its shares of Common Stock and does not expect to pay any cash dividends in the foreseeable future. The Company's policy has been to reinvest any earnings in the continued development and operations of its business.

ITEM 6.  SELECTED FINANCIAL DATA.

      The Company began operations in January 1994 as the exclusive distributor throughout much of the world for the bone densitometry products developed and manufactured by Norland Corp. and Stratec. The Company acquired Norland Corp. from NMS BV on September 11, 1997. A Company stockholder controls Stratec. Certain of the Company's stockholders control NMS BV. The Company has no ownership interest in NMS BV or Stratec.

                                     10K-18

      The financial data as of December 31, 2001 and 2000 and for the periods ended December 31, 2001, 2000 and 1999 has been derived from the consolidated financial statements of the Company for the periods indicated and should be read in conjunction with such financial statements and notes thereto, which are included at Item 8 of this Report, and with "Management's Discussion and Analysis of Financial Condition and Results of Operations", included in Item 7 of this Report.


                                                              Norland Medical Systems, Inc.
                                                            For the Years Ended December 31,
                                               ---------------------------------------------------------------
                                                  1997(1)       1998         1999        2000          2001

Statement of Operations Data:
Revenue....................................... $20,530,376  $14,384,491  $17,798,035  $13,402,823   $9,190,880
Cost of revenue...............................  15,568,876    8,888,947    9,549,677    7,596,306    5,371,209
                                                ----------    ---------    ---------    ---------    ---------
  Gross profit................................   4,961,500    5,495,544    8,248,358    5,806,517    3,819,671

Sales and marketing expense...................   5,635,469    6,711,653    5,482,817    4,231,221    2,692,384
General and administrative expense............   4,688,132    5,690,071    3,377,520    2,701,889    2,279,430
Research and development expense..............     749,847    1,889,583    1,325,116      564,771      336,072
In-process research and development charge ...   7,900,000            0            0            0            0
Non-recurring charges.........................   7,228,287      400,000            0    7,258,036            0
                                                 ---------   ----------    ---------    ---------    ---------
  Loss from operations                         (21,240,235)  (9,195,763)  (1,937,095)  (8,949,400)  (1,488,215)

Loss on investment in Vitel, Inc..............           0     (260,000)           0            0            0
Interest expense..............................    (383,962)  (1,289,665)    (273,005)    (216,619)    (148,457)
Interest income...............................     345,745       86,168       34,453        5,704            0
                                                 ---------   ----------    ---------    ---------    ---------
   Loss before income taxes (benefit)......... (21,278,452) (10,659,260)  (2,175,647)  (9,160,315)  (1,636,672)
Income taxes (benefit)........................  (2,694,447)    (946,000)           0    4,118,920            0
                                                ----------     --------    --------     ---------    ---------
  Net loss ...................................$(18,584,005) $(9,713,260) $(2,175,647)$(13,279,235) $(1,636,672)
                                                ==========    =========    =========   ==========   ==========

Loss per share:
  Basic                                             $(2.60)      $(1.35)      $(0.10)      $(0.49)     $(0.05)
  Diluted                                            (2.60)       (1.35)       (0.10)       (0.49)      (0.05)

Weighted average number of
 Common shares outstanding:....................
   Basic.......................................   7,145,465    7,183,032   21,616,010   27,029,566  30,383,098
   Diluted.....................................   7,145,465    7,183,032   21,616,010   27,029,566  30,383,098

                                               ---------------------------------------------------------------
                                                   1997         1998         1999         2000        2001

Balance Sheet Data:
Working capital................................ $11,624,860  $ 2,407,993   $1,124,033  $(2,082,688)$(3,160,856)
Total assets...................................  29,378,525   19,057,907   17,732,288    3,644,736   2,354,958
Long-term debt.................................  14,439,756    4,685,690    1,106,562            0           0
Stockholders' equity (deficit).................   7,610,985    8,791,883   11,028,068   (1,287,403) (2,744,075)


(1) The  results of  operations  of Norland  Corp.  have been  included  from the September 11, 1997 date of acquisition.



                                     10K-19

ITEM 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
         CONDITION AND RESULTS OF OPERATIONS.

      THE FOLLOWING DISCUSSION OF THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY SHOULD BE READ IN CONJUNCTION WITH THE CONSOLIDATED FINANCIAL STATEMENTS AND THE RELATED NOTES THERETO INCLUDED IN ITEM 8 OF THIS REPORT. THE FOLLOWING DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES, SOME OF WHICH ARE DESCRIBED IN THE INTRODUCTION TO THIS REPORT. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE DISCUSSED IN THE INTRODUCTION.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

      The Consolidated Financial Statements and Notes to Consolidated Financial Statements contain information that is pertinent to management's discussion and analysis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities.

      The Company believes the following critical accounting policies involve additional management judgement due to the sensitivity of the methods, assumptions and estimates necessary in determining the related asset and liability amounts. The Company recognizes revenues in accordance with invoice terms, typically when products are shipped and accruals for warranty reserves are provided at the time of shipment based upon past experience. If actual future warranty expense differs from past experience, additional allowances may be required. The Company provides estimated inventory allowances for slow-moving and obsolete inventory based on current assessments about future demands, market conditions and related management initiatives. If market conditions are less favorable than those projected by management, additional inventory allowances may be required. The Company has recorded a valuation allowance to reduce its deferred tax assets. The Company limited the amount of tax benefits recognizable from these assets based on an evaluation of the amount of the assets that are expected to be ultimately realized. An adjustment to income could be required if the Company determined it could realize these deferred tax assets in excess of the net recorded amount or it would not be able to realize all or part of its net deferred tax assets.

GENERAL

      Revenues and costs of revenues for systems and spare parts are generally recognized at the time products are shipped and title passes to the customer. Service revenue is recognized at the time the service is performed. Sales to customers are generally made in U.S. dollars.

      Prior to September 11, 1997, the Company had exclusive worldwide distribution rights to all products developed and manufactured by Norland Corp. and Stratec. Under the arrangements with Norland Corp. and Stratec, the margins between their costs of manufacturing the products and the amounts for which the Company sold the products were divided between the Company and the manufacturers as provided in the Company's Distribution Agreement with Norland Corp. and Stratec. On September 11, 1997, the Company acquired Norland Corp. from NMS BV. The $17,500,000 purchase price was paid at closing, $1,250,000 in cash and $16,250,000 by the Company's 7% promissory note issued to NMS BV (the "PURCHASE NOTE"). A $1,250,000 principal payment on the Purchase Note was originally payable on March 11, 1998. The Purchase Note was amended to provide that such payment would not be due until such time as the Company receives at least $2,000,000 in proceeds from a debt or equity financing. The balance was payable on September 11, 2002 with a right on the part of the Company to extend the maturity for up to an additional two years. If the maturity was so extended, the applicable interest rate would be subject to increases during the extension period. The Purchase Note provided that it could be repaid at any time and that,


                                     10K-20
except for the $1,250,000 payment referred to above, the Company could make payments of principal by delivering shares of its Common Stock, valued at the average closing price for the five trading days preceding the delivery.

      On December 31, 1998, in connection with the settlement of previously disclosed litigation, the terms of the Norland Corp. acquisition were amended. Effective as of December 31, 1998, the original $17,500,000 purchase price was reduced to $8,700,000 by reducing the principal amount of the Purchase Note from $16,250,000 to $7,450,000. The interest rate on the Purchase Note was reduced to 6 1/2 %. In addition, $1,890,000 of principal of the reduced Purchase Note was paid on December 31, 1998 by delivering 7,000,000 shares of the Company's Common Stock to NMS BV priced at $0.27 per share, the average closing price for the prior five trading days. On March 28, 1999, the Company exercised its right to pay $4,310,000 of the remaining $5,560,000 of the Purchase Note principal by delivering 11,122,580 additional shares of Common Stock priced at $0.3875 per share, the average closing price for the prior five trading days.

As a result of the acquisition of Norland Corp., the Company now receives the entire margin between the cost of Norland Corp. products manufactured after the date of acquisition and the amount for which the Company sells such products. The distribution agreement with Stratec was terminated August 1, 2001.

RESULT OF OPERATIONS

      The following table sets forth for the periods indicated certain items from the Company's Statements of Operations as a percentage of revenue:

-------------------------------------------------------------------------------



                                                    YEARS ENDED DECEMBER 31,
                                                    ------------------------
                                                   2001        2000       1999
                                                   ----        ----       ----
Revenue................................           100.0%      100.0%     100.0%
Cost of revenue........................            58.4        56.7       53.7
                                                   ----        ----       ----
  Gross profit.........................            41.6        43.3       46.3

Sales and marketing expense............            29.3        31.6       30.8
General and administrative expense.....            24.8        20.2       19.0
Research and development expense.......             3.7         4.2        7.4
Non-recurring charges..................             0.0        54.2        0.0
  Loss from operations.................           (16.2)      (66.9)     (10.9)
Interest income........................             0.0         0.0       (0.2)
Interest expense.......................             1.6         1.6        1.5
  Loss before income taxes.............           (17.8)      (68.5)     (12.2)
  Income taxes expense.................             0.0       (30.7)       0.0
                                                  -----       ------     -----
  Net loss.............................           (17.8)      (99.2)     (12.2)
                                                  =====       ======     =====

-------------------------------------------------------------------------------

THE COMPANY'S YEAR ENDED DECEMBER 31, 2001 COMPARED TO ITS YEAR ENDED DECEMBER 31, 2000.

          Revenue for fiscal year 2001 decreased $4,211,943 (31.4%) from $13,402,823 for fiscal year 2000. The decline in sales is primarily due to lower DXA-based central system sales in the United States and the Pacific Rim region. Sales in the United States, Europe/Middle East and Pacific Rim represented 67.9%, 20.8% and 7.7%, respectively, of total revenue of fiscal year 2001 and 60.6%, 22.0% and 12.5%, respectively, of total revenue for fiscal year 2000. A majority of the Company's revenue for fiscal years 2001 and 2000 was derived from sales of the Excell, Eclipse and XR36 central systems. Sales of complete bone densitometry systems represented 76.3% and 78.1% of total revenue for fiscal years 2001 and 2000, respectively. Sales of new musculoskeletal products accounted for less than 1% of sales in fiscal year 2001 compared to 4.4% in fiscal year 2000. Sales of parts and services and rental income comprised the balance of revenue for such periods.

                                     10K-21

         Sales in the United States have been negatively affected by changes in the Medicare reimbursement rates for bone densitometry tests. In November 1996 the Health Care Financing Administration ("HCFA") announced changes for 1997 that significantly reduced the reimbursement rate for peripheral bone densitometry tests. In June 1997 HCFA published proposed changes for 1998 that would have increased the reimbursement rate for peripheral systems and significantly reduced the rate for central systems. These proposed reimbursement rates for 1998 were not adopted by HCFA. Instead, the 1998 rates for both peripheral and central systems, as finally adopted, were increased slightly over their applicable rates for 1997. Such reimbursement rates are subject to further changes. Several regional Medicare carriers did not allow any reimbursement for peripheral bone densitometry tests. However, effective July 1, 1998, the HCFA's national policy mandates Medicare coverage of bone density diagnostic tests for qualified individuals. Revenues and the mix of products sold are expected to continue to be influenced by the relative degree of difference in reimbursement rate levels for peripheral and central systems. They will also be influenced by the Company's ability to bring systems to the market that can be operated more profitably by end users at the applicable reimbursement levels. There can be no assurance that the Company will be able to bring such systems to the market.

         With the osteoporosis market remaining flat, especially in the U.S., and management's expectation that conditions in the osteoporosis market might not change in the short-term, the Company announced in November 1999 a product diversification program into musculoskeletal development and pain management. In 2000, the Company decided to expand its diversification program into urology. The Company is launching the distribution of new lines of products in several musculoskeletal market segments, including sports medicine, pain management and physical therapy, and in urology for the treatment of kidney stones. The Company is also exploring other opportunities to distribute new products as part of its sales diversification program. There can be no assurance that the Company will be able to successfully distribute such products.

         Norland's new musculoskeletal products include four models of the GALILEO, a patent-pending exercise system designed for use in sports medicine to improve muscle strength and in physical therapy to improve mobility through the rebuilding of muscles. The diversification program includes another product, the ORBASONE, a new device designed for use in pain management. The Orbasone was classified in August 1998 by FDA as a Class I therapeutic vibrator (21 CFR s. 890.5975) exempt from the 510(k) requirements of the Federal Food, Drug and Cosmetic Act. On June 21, 2000, the FDA informed MIP GmbH, the manufacturer of the Orbasone, that it erred in its 1998 decision and rescinded its determination that the Orbasone was an exempt product. As a result, the Company suspended sales of the Orbasone pending FDA review of the product. The FDA recently determined that the Orbasone is a Class III device requiring premarket approval, but MIP is seeking reconsideration of this determination and discussions between the FDA and MIP are continuing. Norland's new urological product, the Genestone 190, has obtained premarket approval from the FDA and therefore, may be sold in the U.S. It is a compact lithotripter used by Urologists to treat kidney stones. The distribution rights for these products were made available to Norland by Bionix L.L.C., in an effort to bolster sales through product diversification. Bionix is a limited liability company controlled by Norland's Chairman. Sales of these new products were less than 1% of sales in fiscal year 2001 and 4.4% of sales in fiscal year 2000, and there can be no assurance that the Company will sell a material quantity of such products.

      Cost of revenue as a percentage of revenue was 58.4% and 56.7% for fiscal years 2001 and 2000, respectively, resulting in a gross margin of 41.6% in fiscal year 2001 compared to 43.3% for fiscal year 2000. The fiscal year 2001 gross margin is 1.7% lower than fiscal year 2000. Selling prices of product remained stable, however, the Company experienced cost increases as inventory was purchased in smaller quantities at a higher price. The lower sales volume meant overhead was spread over fewer units thereby reducing the gross margin.

         Sales and marketing expense decreased $1,538,837 (36.4%) to $2,692,384 for fiscal year 2001 from $4,231,221 for fiscal year 2000, and also decreased as a percentage of revenue to 29.3% from 31.6% .The categories that were lower included advertising expenses, labor costs and travel related expenses incurred by sales personnel and third party customer service representatives. The expense


                                     10K-22
reductions are attributed to improvements in the cost-effectiveness of the sales, marketing and service functions and are not expected to adversely affect future sales.

         General and administrative expense decreased $422.459 (15.6%) to $2,279,430 for fiscal year 2001 from $2,701,889 for fiscal year 2000. The dollar decrease was primarily due to decreased consulting fees and lower labor expenses. The Company expects general and administrative expenses to remain at or slightly below the 2001 level in the foreseeable future.

         Research and development expense decreased $228,699 (40.5%) to $336,072 for fiscal year 2001 from $564,771 for fiscal year 2000, and also decreased as a percentage of revenue to 3.7% from 4.2%. The lower 2000 costs reflects the trend started in 1999 and the completion of several projects around mid year. The Company expects the research and development costs to continue at the 2001 levels for the foreseeable future. Personnel reduction implemented late in 2001 reduced costs and will carryover into 2002. Research and development has focused its efforts on software projects that will favorably impact sales in the short term. Product development work with other bone densitometry systems, musculoskeletal development products and pain management systems are performed by the companies that supply the Company with their respective products.

      The Company recognized a non-recurring charge of, $7,258,036 in 2000, and none in 2001. Management evaluated its financial position in 2000 and determined to charge to operations the remaining unamortized cost of goodwill and related tax benefits.

         Interest expense of $148,457 and $216,619 for fiscal years 2001 and 2000, respectively, primarily represents interest on the Purchase Note issued by the Company in connection with the acquisition of Norland Corp. The decrease is attributable to repayment of a line of credit in August 2000.

         The income tax charge as a percentage of loss before income taxes was 0% and 49.2% for the years ended December 31, 2001 and 2000, respectively. The fiscal 2000 charge was due to the management's decision to charge operations for the unrealized deferred taxes carried on its books. Accordingly, net deferred tax assets decreased $3,969,841 to $0 at December 31, 2000. No tax benefit was recorded in 2001.

      The Company had a net loss of $1,636,672 ($0.5 per share) for fiscal year 2001 compared to a net loss of $13,279,235 ($0.49 per share) for 2000.

                                     10K-23

      The Company has significant relationships with related parties and the amount of transactions with these related parties is expected to increase. The Company believes that its related party transactions have been made at arms' length terms, have been fair to the Company and that the terms of the transactions could have been received from third parties.

THE COMPANY'S YEAR ENDED DECEMBER 31, 2000 COMPARED TO ITS YEAR ENDED DECEMBER 31, 1999.

      Revenue for fiscal year 2000 decreased  $4,395,212  (24.7%) to $13,402,823 from $17,798,035 for fiscal year 1999. The decline in sales is primarily due to lower DXA-based central system sales in the United States and the Pacific Rim region. Sales in the United States, Europe / Middle East and Pacific Rim represented 60.6%, 22.0% and 12.5%, respectively, of total revenue for 2000 and 62.6%, 18.6% and 12%, respectively, of total revenue for 1999. A majority of the Company's revenue for fiscal years 2000 and 1999 was derived from sales of the Excell, Eclipse and XR36 central systems. Sales of complete bone densitometry systems represented 78.1% and 86.8% of total revenue for fiscal years 2000 and 1999, respectively. Sales of new musculoskeletal products accounted for 4.4% of sales in 2000 compared to none in 1999. Sales of parts and services and rental income comprised the balance of revenue for such periods.

      Sales in the United States have been negatively affected by changes in the Medicare reimbursement rates for bone densitometry tests. In November 1996, the Health Care Financing Administration ("HCFA") announced changes for 1997 that significantly reduced the reimbursement rate for peripheral bone densitometry tests. In June 1997 HCFA published proposed changes for 1998 that would have increased the reimbursement rate for peripheral systems and significantly reduced the rate for central systems. These proposed reimbursement rates for 1998 were not adopted by HCFA. Instead, the 1998 rates for both peripheral and central systems, as finally adopted, were increased slightly over their applicable rates for 1997. Such reimbursement rates are subject to further changes. Several regional Medicare carriers did not allow any reimbursement for peripheral bone densitometry tests. However, effective July 1, 1998, the HCFA's national policy mandates Medicare coverage of bone density diagnostic tests for qualified individuals. Revenues and the mix of products sold are expected to continue to be influenced by the relative degree of difference in reimbursement rate levels for peripheral and central systems. They will also be influenced by the Company's ability to bring systems to the market that can be operated more profitably by end users at the applicable reimbursement levels. There can be no assurance that the Company will be able to bring such systems to the market.

      With the osteoporosis market remaining flat, especially in the U.S., and management's expectation that conditions in the osteoporosis market might not change in the short-term, the Company announced in November 1999 a product diversification program into musculoskeletal development and pain management. In 2000, the Company decided to expand its diversification program into urology. The Company is launching the distribution of new lines of products in several musculoskeletal market segments, including sports medicine, pain management and physical therapy, and in urology for the treatment of kidney stones. The Company is also exploring other opportunities to distribute new products as part of its sales diversification program. There can be no assurance that the Company will be able to successfully distribute such products.

         Norland's new musculoskeletal products include four models of the GALILEO, a patent-pending exercise system designed for use in sports medicine to improve muscle strength and in physical therapy to improve mobility through the rebuilding of muscles. The diversification program includes another product, the ORBASONE, a novel device designed for use in pain management. The Orbasone was classified in August 1998 by FDA as a Class I therapeutic vibrator (21 CFR s. 890.5975) exempt from the 510(k) requirements of the Federal Food, Drug and Cosmetic Act. On June 21, 2000, the FDA informed MIP GmbH, the manufacturer of the Orbasone, that it erred in its 1998 decision and rescinded its determination that the Orbasone was an exempt product. As a result, the Company suspended sales of the Orbasone pending FDA review of the product. The FDA recently determined that the Orbasone is a Class III device requiring premarket approval, but MIP is seeking reconsideration of this determination and discussions between the FDA and MIP are continuing. Norland's new urological product, the GENESTONE


                                     10K-24

190, has obtained premarket approval from the FDA and therefore may be sold in the U.S. It is a compact lithotripter used by Urologists to treat kidney stones. The distribution rights for these products were made available to Norland by Bionix L.L.C., in an effort to bolster sales through product diversification. Bionix is a limited liability company controlled by Norland's Chairman. Sales of these new products were 4.4% of sales in 2000, and there can be no assurance that the Company will sell a material quantity of such products.

      Cost of revenue as a percentage of revenue was 56.7% and 53.7% for 2000 and 1999, respectively, resulting in a gross margin of 43.3% in 2000 compared to 46.3% for 1999. The 2000 gross margin is 3% lower than 1999 as there were very few sales of previously reserved inventory items in fiscal year 2000 relative to fiscal year 1999. The increase in gross margin for 1999 as compared to 1998 was primarily the result of the benefits derived in fiscal year 1999 from sale of inventory previously partially reserved for as obsolete (the reserve on such items was $676,439). Such amounts equaled $379,000 in 1999 from sales of relatively low carrying cost refurbished demonstration systems and by the $117,000 of repossessed new bone densitometry systems that were previously written off from the Company's inventory held by a former dealer and repossessed in the third quarter of 1999.

      Sales and marketing expense decreased $1,251,596 (22.8%) to $4,231,221 for 2000 from $5,482,817 for 1999, but increased as a percentage of revenue to 31.6% from 30.8% .The categories that were lower included advertising expenses, labor costs and travel related expenses incurred by sales personnel and third party customer service representatives. The expense reductions are attributed to improvements in the cost-effectiveness of the sales, marketing and service functions and are not expected to adversely affect future sales.

      General and administrative expense decreased $675,631 (20.2%) to 2,701,889 for 2000 from $3,377,520 for 1999. The dollar decrease was primarily due to decreased consulting fees, lower labor expenses and a legal reserve of $150,000 was reserved as it was no longer needed. The Company expects general and administrative expenses to remain at or slightly below the 2000 level in the foreseeable future.

      Research and development expense decreased $760,345 (57.4%) to $564,771 for 2000 from $1,325,116 for 1999, and also decreased as a percentage of revenue to 4.2% from 7.4%. The lower 2000 costs reflects the trend started in 1999 and the completion of several projects around mid year. The Company expects the research and development costs to continue at the 2000 levels for the foreseeable future.

      The Company recognized a non-recurring charge of $7,258,036 in 2000 and none in 2001. Management evaluated its financial position in 2000 and determined to charge to operations the remaining unamortized cost of goodwill and related tax benefits. In 1998, the Company settled certain patent infringement litigation and, in connection with the settlement, agreed to pay a minimum of $400,000 in patent licensing fees, the timing of such payments to be based on future sales of certain products through August 2004. A $50,000 advance payment was made in 1998, $168,377 was paid in 1999 and $181,623 in 2000.

         Interest expense of $216,619 and $273,005 for 2000 and 1999, respectively, represents interest on the Purchase Note issued by the Company in connection with the acquisition of Norland Corp. The decrease in expense reflects the fact that the principal balance on the Purchase Note was reduced from $16,250,000 to $5,560,000 on December 31, 1998 and was further reduced to $1,250,000 on March 28, 1999. Interest income in 1999 consisted primarily of interest earned on the Company's cash balances, reduced by other expenses consisting primarily of bank charges and other fees related to bank transfers. The decrease in interest income in 2000 as compared to 1999 reflects reduced interest income resulting from the Company's reduced cash position. In 1998, the Company also wrote off its $260,000 minority interest investment in Vitel, Inc.

                                     10K-25

      The income tax charge as a percentage of loss before income taxes was 49.2% and 0.0% for the years ended December 31, 2000 and 1999, respectively. The charge was due to the management's decision to charge operations for the unrealized deferred taxes carried on its books. Accordingly, net deferred tax assets decreased $3,969,841 to $0 at December 31, 2000.

      The Company had a net loss of $13,279,235 ($0.49 per share) for 2000 compared to a net loss of $2,175,647 ($0.10 per share) for 1999.

      The Company has significant relationships with related parties and the amount of transactions with these related parties is expected to increase. The Company believes that its related party transactions have been made at arms' length terms, have been fair to the Company and that the terms of the transactions could have been received from third parties.

      LIQUIDITY AND CAPITAL RESOURCES

      At December 31, 2001, the Company had cash of $16,202 compared to $53,289 at December 31, 2000. The decrease in cash was primarily the result of the payment of operating expenses, payment of accrued expenditures, modest capital expenditures partially offset by decreased accounts receivable, reduction in inventory, and a slight increase in accounts payable. The Company also raised money through the issuance of common stock.

      The Company's accounts receivable decreased $553,583 or 37.0% to $942,871 at December 31, 2001. The reduction primarily reflects lower revenue and strong continued collection efforts.

      Property and equipment as of December 31, 2001 consisted of computer and telephone equipment, a management information system, demonstration systems, office furniture, leasehold improvements, and tooling for the products manufactured by the Company. At the present time, capital expenditures for fiscal year 2002 are estimated to be minimal.

      In connection with the settlement of the litigation relating to the Company's acquisition of Norland Corp., the Purchase Note issued as part of the purchase price for Norland Corp. was amended on December 31, 1998 to, among other things, reduce the principal amount by $8,800,000 and reduce the interest rate from 7% to 6.5%. An additional $1,890,000 of principal was paid by delivering 7,000,000 shares of the Company's common stock to NMS BV. On March 28, 1999, the Company paid $4,310,000 of the remaining $5,560,000 of principal by delivering 11,122,580 shares of Company common stock. Interest payments on the $1,250,000 principal of the Purchase Note are approximately $20,000 per quarter. Interest on the original $16,250,000 of principal for the period from July 1, 1998 through December 31, 1998 ($577,184) was outstanding on December 31, 1998. $455,208 was paid in 1999, and the Company and NMS BV agreed that the remainder was paid in stock during 2000. The Company has been in default of the interest due on the remaining balance of this note since September 30, 2000, and accordingly the note has been classified as a current liability.

      The Company has been seeking additional equity and debt financing. The Company does not have a commitment for any bank financing or other financing at this time, and there can be no guarantee that the Company will be able to obtain such financing. The failure to do so could have a materially adverse effect on the Company and its operations. In addition, the nature of the Company's business is such that it is subject to changes in technology, government approval and regulation, changes in third-party reimbursement in the United States and numerous foreign markets and loss of product distribution rights. Significant changes in one or more of these factors in a major market for the Company's products could significantly affect the Company's cash needs.

      In order to increase its cash flow, the Company is continuing its efforts to stimulate sales of bone densitometers and launch new products through its diversification program. The Company is also continuing to focus its efforts on improving the aging of its accounts receivable and reducing the level of bone densitometer inventory. To do so, the Company has implemented higher credit


                                     10K-26
standards for its customers and is emphasizing the receipt of down payments from customers at the time their purchase orders are received and is attempting to more closely coordinate the timing of purchases of parts and sub-assemblies. The Company is also continuing to be more aggressive in seeking to collect outstanding receivables and selling its inventory of used bone densitometers.

ACCOUNTING PRONOUNCEMENTS

         The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and SFAS No 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." These statements require companies to recognize all derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether they qualify for hedge accounting. These statements were effective for fiscal years beginning after June 15, 2000. There was no effect from these statements on the Company's financial statements.

      In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 prohibits pooling-of-interests method of accounting for business combinations initiated after June 30, 2001, and applies to all business combinations completed after June 30, 2001. There are also transition provisions that apply to purchase combinations completed prior to June 30, 2001. SFAS 141 is effective immediately. SFAS No. 142 is effective for the Company beginning January 1, 2002, and applies to goodwill and other intangible assets recognized in the Company's consolidated balance sheet as of that date, regardless of when those assets were initially recognized. The Company has evaluated SFAS No. 142 and anticipates that SFAS No. 142 will not impact its consolidated financial statements when adopted.

      In August 2001, the FASB issued SFAS No. 143, "Accounting For Asset Retirement Obligations". This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees. This standard requires entities to record the fair value of a liability for an asset retirement obligation in the period incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. The Company is required to adopt the provisions of SFAS No. 143 at the beginning of fiscal 2002. The Company has not determined the impact, if any, the adoption of this statement will have on its financial position or results of operations.

      In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FASB Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions". This Statement also amends ARB No. 51, "Consolidated Financial Statements", to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. This Statement requires that one accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired. This Statement also broadens the presentation of discontinued operations to include more disposal transactions. The provisions of this Statement are required to be adopted by the Company at the beginning of fiscal 2002. The Company does not believe there will be a significant impact on its financial position or results of operations.


                                     10K-27

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS.

The table below provides information about the Company's market sensitive financial instruments and constitutes a "forward-looking statement". The
Company's major financial market risk exposure is changing interest rates, primarily in the United States. The Company's policy has been to manage its interest rate risks through use of a fixed rate debt. See Note 8 for a description of the Note Payable. All items described are non-trading and are stated in U.S. dollars.


                                    EXPECTED MATURITY        FAIR VALUE
                                          DATE            DECEMBER 31, 2001
                                          ----            -----------------
                                          2002
                                          ----

A.  Note Payable 6.5%                      $1,159,719           (1)

B.  Related Party Portion 6.5%                 80,267           (1)

C.  Related Party note payable 10%             50,000           (1)


(1) Fair value cannot be reasonably estimated since the unique nature of interest rates, repayment terms, restrictions and all related conditions pertaining to these notes payable do not provide information that would yield a basis for a sound fair value. The company has defaulted with regard to interest payments on the note payable. Accordingly the note has been reclassified as currently payable. A portion of this note was purchased by the Chairman/CEO of the Company and reclassified as a related party note (B). In September 2001, a director of the company loaned the Company $50,000, payable in March 2002 at 10% interest (C).

                                     10K-28

ITEM 8.  FINANCIAL STATEMENTS


                        CONSOLIDATED FINANCIAL STATEMENTS

                                      INDEX
                                     _______

                                                                            Page
                                                                            ----

Independent Auditors' Reports                                                30

Financial Statements:

   Consolidated Balance Sheets as of December 31, 2001 and 2000              32

   Consolidated Statements of Operations for the years ended
     December 31, 2001, 2000 and 1999                                        33

   Consolidated Statements of Changes in Stockholders' Equity (Deficit)
     for the years ended December 31, 2001, 2000 and 1999                    34

   Consolidated Statements of Cash Flows for the years ended
     December 31, 2001, 2000 and 1999                                        35

   Notes to Consolidated Financial Statements                                37


                                     10K-29

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

Stockholders and Board of Directors of
  Norland Medical Systems, Inc.:


We have audited the accompanying consolidated balance sheet of Norland Medical Systems, Inc. and subsidiaries (the "Company") as of December 31, 2001 and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements referred to above present fairly, in all material respects, the consolidated financial position of Norland Medical Systems, Inc. and subsidiaries as of December 31, 2001, and the consolidated results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements for the year ended December 31, 2001 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                              /s/ Imowitz Koenig & Co., LLP


New York, New York

February 8, 2002
(except for Note 15, which is dated February 27, 2002)

                                     10K-30

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

Stockholders and Board of Directors of
  Norland Medical Systems, Inc.:

We have audited the accompanying consolidated balance sheet of Norland Medical Systems, Inc. and subsidiaries (the "Company") as of December 31, 2000, and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 2000 and 1999. Our audits also included the 2000 and 1999 information included in the financial statement schedule. These financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and the financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Norland Medical Systems, Inc. and subsidiaries as of December 31, 2000, and the results of their operations and their cash flows for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the 2000 and 1999 information included in such financial statement schedule, when considered in relation to the consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

The accompanying consolidated financial statements for the year ended December 31, 2000 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ DELOITTE & TOUCHE LLP

Stamford, Connecticut
March 30, 2001

                                     10K-31

                          NORLAND MEDICAL SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS

                        as of December 31, 2001 and 2000

                                     ASSETS

                                                            2001        2000
                                                            ----        ----

Current assets:
  Cash                                                $    16,202   $   53,289
  Accounts receivable - trade, less allowance for
      doubtful accounts of $282,500 and $301,000 at
      December 31, 2001 and 2000, respectively            942,871    1,496,454
  Inventories, net                                        900,632    1,223,591
  Prepaid expenses and other current assets                78,472       76,117
                                                        ---------    ---------
      Total current assets                              1,938,177    2,849,451

Property and equipment, net                               408,973      786,777
Other                                                       7,808        8,508
                                                        ---------    ---------
      Total assets                                     $2,354,958  $ 3,644,736
                                                       ==========  ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:

   Notes payable related parties                         $130,267   $       --
   Note payable - net of discount                       1,122,529    1,159,686
   Accounts payable - related parties                     487,981      178,338
   Accounts payable - trade                             1,659,742    1,655,941
   Accrued expenses                                       849,903    1,098,623
   Accrued warranty expense                               255,000      335,000
   Unearned service revenue                               472,505      466,965
   Accrued interest expense                               121,106       37,586
                                                        ---------    ---------
      Total current liabilities                         5,099,033    4,932,139
                                                       ----------  -----------


Stockholders' deficit:
      Common Stock -30,433,509 and 29,233,509
shares issued and outstanding and 45,000,000 shares
authorized at both December 31, 2001 and 2000.             15,215       14,615
Additional paid-in capital                             38,683,805   38,504,405
Accumulated deficit                                   (41,443,095) (39,806,423)
                                                      -----------  -----------
      Total stockholders' deficit                      (2,744,075)  (1,287,403)
                                                      -----------  -----------
      Total liabilities and stockholders' deficit     $2,354,958    $3,644,736
                                                      ===========  ===========

            See notes to the consolidated financial statements.


                                     10K-32

                          NORLAND MEDICAL SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                  Years ended December 31, 2001, 2000, and 1999




                                              2001         2000          1999
                                         ---------    ---------      --------
Revenue (including sales to affiliates
          of $0, $9,449 and $92,883,
          in 2001, 2000 and 1999,
          respectively)                  $9,190,880   $13,402,823   $17,798,035
Cost of revenue                           5,371,209     7,596,306     9,549,677
                                         ----------    ----------   -----------
 Gross profit                             3,819,671     5,806,517     8,248,358

Sales and marketing expense               2,692,384     4,231,221     5,482,817
   General and administrative expense     2,279,430     2,701,889     3,377,520
Research and development expense            336,072       564,771     1,325,116
Non-recurring charges                            --     7,258,036            --
                                         ----------    ----------   -----------
Operating loss                          (1,488,215)    (8,949,400)   (1,937,095)

Other income (expense):
 Interest expense                         (148,457)      (216,619)     (273,005)
 Interest income                                --          5,704        34,453
                                         ----------    ----------   -----------
Loss before income taxes                (1,636,672)    (9,160,315)   (2,175,647)
Income tax expense                              --      4,118,920            --
                                         ----------    ----------   -----------

Net loss                                $(1,636,672) $(13,279,235)  $(2,175,647)
                                        ===========  ============   ===========

Basic and diluted weighted average       30,383,098    27,029,566    21,616,010
shares:

 Basic and diluted loss per share:           $(0.05)      $(0.49)       $(0.10)




               See notes to the consolidated financial statements.

                                     10K-33

                          NORLAND MEDICAL SYSTEMS, INC.
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                  Years ended December 31, 2001, 2000 and 1999





                                                                                            Additional
                                                                                Common        Paid-In      Accumulated
                                                       Total         Shares      Stock        Capital        Deficit
                                                       -----         ------      -----        -------        -------

Balance as of January 1, 1999                       $ 8,791,883    14,164,031    $7,081    $33,136,343      $(24,351,541)

Issuance of shares for stock options exercised                2         3,000         2             --                --

Issuance of common stock                                500,000       666,667       333        499,667                --
Issuance of shares in partial payments of note
  Payable                                             3,911,830    11,122,580     5,561      3,906,269                --
Net loss                                             (2,175,647)           --        --             --        (2,175,647)
                                                     ----------    ----------    -------    -----------      -----------
Balance as of December 31, 1999                      11,028,068    25,956,278     12,977     37,542,279      (26,527,188)

Issuance of shares for inventory                        500,500       888,888        444        500,056               --
Issuance of common stock                                300,000     1,166,666        583        299,417               --
Issuance of stock in payment of note                    163,264     1,221,677        611        162,653               --
Net loss                                            (13,279,235)           --         --             --      (13,279,235)
                                                     ----------    ----------    -------    -----------      -----------

Balance as of December 31, 2000                      (1,287,403)   29,233,509     14,615     38,504,405      (39,806,423)

Issuance of common stock                                180,000     1,200,000        600        179,400
Net loss                                             (1,636,672)           --         --             --       (1,636,672)
                                                     ----------    ----------    -------    -----------      -----------
Balance as of December 31, 2001                     $(2,744,075)   30,433,509    $15,215    $38,683,805     $(41,443,095)
                                                    ===========     =========    =======    ===========     ============




            See notes to the consolidated financial statements.


                                     10K-34

                          NORLAND MEDICAL SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                  Years ended December 31, 2001, 2000 and 1999


                                             2001       2000          1999
                                          --------    -----------   ----------
Cash flows from operating activities:
  Net loss                              ($1,636,672) ($13,279,235) $(2,175,647)
                                        ------------ ------------- ------------
  Adjustments to reconcile net loss
  to net cash used in operating
  activities:
    Non-recurring charges                        --    7,258,036           --
    Provision for doubtful accounts         (18,500)     (50,000)      45,249
    Deferred income taxes                        --    3,969,841     (340,000)
    Amortization expense                     53,124      648,180      705,455
    Depreciation expense                    236,252      302,639      574,072
    Inventory recovery                           --           --     (676,439)
    Other                                        --           --       92,746
    Changes in assets and liabilities:
     Accounts receivable                    572,083    1,071,129     (685,561)
     Inventories                            322,959    1,223,698      953,467
     Prepaid expenses and other              (1,655)     116,745      (28,713)
     current assets
     Accounts payable                       313,444     (756,604)     862,952
     Accrued expenses                      (239,660)    (643,521)  (1,157,444)
     Income taxes receivable                     --           --      340,000
                                          ---------   ----------   ----------
       Total adjustments                  1,238,047   13,140,143      685,784
                                          ---------   ----------   ----------
          Net cash used in
          operating activities             (398,625)    (139,092)  (1,489,863)
                                          ---------   ----------   ----------

Cash flows from investing activities:
  Purchases of property and equipment        (6,934)     (44,401)    (355,733)
  Sale of demonstration equipment           148,486      130,932           --
  Loans to officers                              --           --       (3,696)
                                          ---------   ----------   ----------
   Net cash provided by (used in)
   investing activities                     141,552       86,531     (359,429)
                                          ---------   ----------   ----------

Cash flows from financing activities:
  Proceeds from issuance of common stock    180,000      300,000      500,000
  Net bank borrowings (repayments)               --     (311,816)     311,816
  Proceeds from stock options exercised          --           --            2
  Payments on notes                         (10,014)          --           --
  Proceeds from borrowings                   50,000       50,000           --
                                          ---------   ----------   ----------
   Net cash provided by financing
   activities                               219,986       38,184      811,818
                                          ---------   ----------   ----------
Net decrease in cash and cash equivalents   (37,087)     (14,377)  (1,037,474)

Cash at beginning of year                    53,289       67,666    1,105,140
                                          ---------   ----------   ----------
Cash at end of year                      $   16,202   $   53,289  $    67,666
                                         ==========   ==========  ===========

               See notes to the consolidated financial statements.

                                     10K-35

                          NORLAND MEDICAL SYSTEMS, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                  Years ended December 31, 2001, 2000 and 1999

                  Noncash investing and financing activities:

On December 31, 1998, March 28, 1999 and June 16, 1999 the Company issued 7000, 4,588,469 and 6,534,111 of shares of common stock, respectively, in satisfaction of portions of the Note Payable. In addition, the principal amount of the Note Payable was reduced on December 31, 1998 by $8,800,000 in connection with the reduction of the purchase price for Norland Corporation.

In the year ended December 31, 1999, the Company reclassified $340,000 of income taxes receivable to deferred income taxes.

On February 17, 2000, the Company exchanged 888,888 shares of its common stock (market value $500,000) for a marketing credit of $500,000. The credit was utilized by the Company to purchase inventory through an affiliate, Bionix LLC.

On December 2, 2000, the Company elected to pay $163,264 of outstanding debt by the issuance of 1,221,677 shares of its common stock.

On July 1, 2001, a portion of the Note Payable (described in Note 8) was purchased by the Chairman of the Company. The Company has made payments totaling $10,014 on the note and the balance at December 31, 2001 is $80,267.

Cash paid for:



                                   2001                2000              1999
                                   ----                ----              ----

Income taxes                    $120,000             $ 9,079              $ 376

Interest expense                 $11,826            $216,619           $596,069



               See notes to the consolidated financial statements.


                                     10K-36

                          NORLAND MEDICAL SYSTEMS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  Years ended December 31, 2001, 2000 and 1999



1.   THE COMPANY:

Norland Medical Systems, Inc. ("NMS" or the "COMPANY") develops, manufactures, markets, sells, distributes and services bone densitometry systems which aid in the detection and monitoring of bone diseases, and in the assessment of the effect of existing and potential therapies for the treatment of such diseases throughout the world to individual practitioners, hospitals, clinics, research institutions and pharmaceutical companies. NMS also markets and services devices used in sports medicine, rehabilitative medicine, in pain management and urology. NMS has been the distributor of certain medical products and technologies of Bionix L.L.C. (U.S.) ("BIONIX") and McCue Plc (U.K.) ("MCCUE"). Bionix is controlled by the Chairman of NMS and has certain exclusive distribution rights to certain products that it makes available to NMS through exclusive sub-distribution agreements.

During the past three years, the Company has experienced aggregate losses of approximately $17,091,554 and has incurred a total negative cash flow of approximately $1,088,938 for the same three-year period. The Company does not currently have an operating line of credit. These matters raise doubt about the Company's ability to continue as a going concern. The Company's continued existence is dependent upon several factors including the ability to return to profitability on the sale of some of the Company's significant product lines.

The Company has been pursuing an aggressive strategy of cost reduction and containment to make a profit on reduced sales. Operating expenses in fiscal 2001 were reduced by approximately $4,900,000 or 48% from the amount incurred in fiscal year 1999. The Company is pursuing initiatives to increase liquidity, including external investments and obtaining a line of credit. The Company does not have a commitment for such financing, and there can be no guarantee that the Company will be able to attain such financing.

In order to increase its cash flow, the Company is continuing its efforts to stimulate sales of bone densitometers and new product offerings through its diversification program. The Company is also continuing to focus its efforts on improving the aging of its accounts receivable and reducing the level of bone densitometer inventory. To do so, the Company has implemented higher credit standards for its customers and is emphasizing the receipt of down payments from customers at the time their purchase orders are received and attempting to more closely coordinate the timing of purchases of parts and sub-assemblies.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Principles of Consolidation
---------------------------

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany transactions and balances are eliminated in consolidation.

                                     10K-37

Fair Value of Financial Statements
----------------------------------

Statement of Financial Accounting Standards (SFAS) No. 107, as amended by SFAS No. 119, "Disclosures about Fair Value of Financial Instruments", requires that the Company disclose estimated fair values for its financial instruments. Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair values are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgement and therefore cannot be determined with precision.

Management of the Company estimates that all financial instruments of NMS, except notes payable have a fair value equal to the carrying value. Regarding the fair value of the notes payable, it has been determined that fair value cannot be reasonably estimated since the unique nature of interest rates, repayment terms, restrictions and all related conditions pertaining to these instruments do not provide information that would yield a basis for a sound fair value in accordance with guidelines in SFAS 107 and 119.

Revenue and Cost Recognition
----------------------------

The Company primarily sells its products through third party dealers and distributors. Revenue is generally recognized at the time products are shipped and title passes to the customer. The Company estimates and records provisions for product installation and user training in the period that the sale is recorded.

The Company purchases certain products from Stratec through a company owned by CEO of the Company. Management believes the gross profit recognized by NMS on products purchased from the manufacturers materially approximates that which would have been realized had the Company used unaffiliated suppliers.

The Company offers one-year warranties on both hardware and software components of its bone densitometry systems. The provision for product warranties represents an estimate for future claims arising under the terms of the Company's various product warranties. The estimated future claims are accrued at the time of sale. To the extent that the Company provides warranty services for products that it does not manufacture the Company invoices the manufacturer for the costs of performing such warranty services.

The Company has no obligations to provide any other services to any of its third party dealers or distributors or their customers.

Stock-based Compensation
------------------------

Stock-based compensation related to employees and directors is accounted for in accordance with Accounting Principles Board Opinion Number 25 "Accounting for Stock Issued to Employees".

Inventory
---------

Inventories are stated at the lower of cost or market; cost is determined principally by the first-in, first-out method. Systems used in the Company's short-term rental program are carried in inventory at the lower of cost or net realizable value until the time of sale.

                                     10K-38

Property and Equipment
----------------------

Machinery, equipment, management information systems, furniture and fixtures are recorded at cost and are depreciated using the straight-line method over three to seven years. Leasehold improvements are amortized over the lesser of the remaining life of the lease or ten years.

The Company's demonstration systems used for marketing and customer service purposes are carried at the lower of cost or net realizable value until the time of sale. From time to time, the Company may judge it desirable for marketing purposes to provide a device to a prominent scientist or research institution. In such cases, the Company will carry the device at cost less amortization, with amortization calculated on a straight-line basis over thirty-six months.

Long-lived Assets
-----------------

Management evaluates on an ongoing basis whether events or changes in circumstances exist that would indicate that the carrying value of the Company's long-lived assets may not be recoverable. Should there be an indication of impairment in the value of its long-lived assets, management would estimate the future cash flows expected to result from the use of the assets and their eventual disposition and recognize a specific provision against such assets if the aggregate nominal estimated future undiscounted cash flows are less than the carrying value of the assets. In considering whether events or changes in circumstances exist, management assesses several factors, including a significant change in the extent or manner in which the assets are used, a significant adverse change in legal factors or in the business climate that could affect the value of the assets, an adverse action or assessment of a regulator, and a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with such assets.

Income Taxes
------------

The Company accounts for deferred income taxes by recognizing the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. The effect of a change in tax rates on deferred taxes is recognized in income in the period that includes the enactment date. The Company realizes an income tax benefit from the exercise of certain stock options or the early disposition of stock acquired upon exercise of certain options. This benefit results in an increase in additional paid in capital.

Research and Development
------------------------

Research and development costs are charged to operations as incurred.

Loss per Share
--------------

Basic per share amounts are computed using the weighted average number of common shares outstanding. Diluted per share amounts are computed using the weighted average number of common shares outstanding, after giving effect to dilutive options, using the treasury stock method.

Options to purchase 2,319,500, 1,804,500 and 952,000 shares of common stock were outstanding at December 31, 2001, 2000 and 1999, respectively, but were not included in the computation of diluted loss per share because their effect was anti-dilutive.

Concentration of Credit Risk
----------------------------

The Company generally sells on credit terms ranging from thirty to ninety days or against irrevocable letters of credit. Any financing of the end user is the decision of, and dependent on, the distributor in each territory. At December


                                     10K-39

31, 2001, 2000 and 1999, and for the years then ended, no customer had outstanding trade receivables in excess of 10% of total outstanding trade receivables nor accounted for more than 10% of revenues. The Company sells to customers in various geographic territories worldwide (see Note 14).

Management Estimates
--------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reporting period. Estimates are used when accounting for the allowance for doubtful accounts, potentially excess and obsolete inventory, depreciation and amortization, warranty reserves, income tax valuation allowances and contingencies, among others. Actual results could differ significantly from those estimates.

Foreign Exchange Exposure
-------------------------

The Company's purchases and sales of products and services are made primarily in U.S. dollars. As a result, the Company has minimal exposure to foreign exchange risk in the short-term. However, a portion of the Company's products are supplied by Stratec and sold along with the Company's products into foreign markets. Any significant and lasting change in the exchange rates between the U.S. dollar and the currencies of those countries could have a material effect on both the costs and sales of those products and services.

Accounting Pronouncements
-------------------------

The Financial Accounting Standards Board ("FASB") issued Statements of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and SFAS No 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." These statements require companies to recognize all derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether they qualify for hedge accounting. These statements were effective for fiscal years beginning after June 15, 2000. There was no effect from these statements on the Company's financial statements.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 prohibits pooling-of-interests method of accounting for business combinations initiated after June 30, 2001, and applies to all business combinations completed after June 30, 2001. There are also transition provisions that apply to purchase combinations completed prior to June 30, 2001. SFAS 141 is effective immediately. SFAS No. 142 is effective for the Company beginning January 1, 2002, and applies to goodwill and other intangible assets recognized in the Company's consolidated balance sheet as of that date, regardless of when those assets were initially recognized. The Company has evaluated SFAS No. 142 and anticipates that SFAS No. 142 will not impact its consolidated financial statements when adopted.

In August 2001, the FASB issued SFAS No. 143, "Accounting For Asset Retirement Obligations". This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees. This standard requires entities to record the fair value of a liability for an asset retirement obligation in the period incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related


                                     10K-40
asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. The Company is required to adopt the provisions of SFAS No. 143 at the beginning of fiscal 2002. The Company does not believe there will be a significant impact on its financial position or results of operations.

In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FASB Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions". This Statement also amends ARB No. 51, "Consolidated Financial Statements", to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. This Statement requires that one accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired. This Statement also broadens the presentation of discontinued operations to include more disposal transactions. The provisions of this Statement are required to be adopted by the Company at the beginning of fiscal 2002. The Company does not believe there will be a significant impact on its financial position or results of operations.

3.   DISTRIBUTION AGREEMENTS:

The Company and McCue entered into a distribution agreement dated June 17, 1999 granting the Company the right to exclusively distribute the C.U.B.A.Clinical ultrasound system in North America and certain countries in Europe, the Pacific Rim and the Middle East. Under terms of the five-year agreement, there are non-binding sales targets. In addition, in the event that the Company does not purchase a specified minimum number of C.U.B.A.Clinical devices in any twelve-month period starting in January 2001, McCue has the right to make the Company's distribution rights in North America non-exclusive. McCue exercised such right on January 7, 2002.

The Company and Bionix, a company of which Reynald G. Bonmati, the President and Chairman of the Board of the Company is President, are parties to three exclusive four-year sub-distribution agreements pursuant to which the Company has the right to purchase and sell certain systems and products from Bionix at a fixed percentage discount from contractually-stated selling prices. Under two separate sub-distribution agreements, dated October 1, 1999, the Company has the right to purchase and sell the Orbasone and Galileo systems and products. Under the third sub-distribution agreement, dated February 17, 2000, the Company has the right to purchase and sell the Genestone 190 systems and products. The Orbasone systems and products have not yet been approved by the U.S. Food and Drug Administration for sale in the U.S.

                                     10K-41

4.   NON-RECURRING AND OTHER CHARGES:

The Company did not recognize any non-recurring charges in fiscal year 2001. The Company recognized non-recurring charges of $7,258,036 in fiscal year 2000. The Company has incurred operating losses for fifteen consecutive quarters. Although the losses have declined substantially as a result of cost containment measures taken by the Company, gross revenue has continued to decline. Sales of new products associated with the Company's diversification program have not met Company expectations and have not offset the decline in the Company's bone densitometry equipment lines. Further, sales of the Company's Orbasone product (less than 1% of gross sales) have been impacted by the FDA review of the product.

As a result of the above, in the second quarter of fiscal year 2000, the Company's management evaluated its financial position and determined that it would be appropriate to charge to operations the remaining unamortized costs of goodwill due to impairment. In addition, the Company determined that it was more likely than not that the remaining deferred tax assets would not be realized and accordingly increased the valuation allowance to fully provide for the deferred tax assets. (See Note 11). Such second quarter charges aggregated $11,367,877; $7,258,036 for goodwill and $4,109,841 for deferred taxes. The impairment was based on the excess carrying value of the assets over the assets fair value. The fair value of the assets was generally determined as the estimates of future discounted cash flows from operations necessary to realize those assets.

In November 1998, the Company settled certain patent infringement litigation and, in connection with the settlement, agreed to pay a minimum of $400,000 in patent licensing fees, the timing of such payments to be based on future sales of certain products through August 2004. The company paid $117,014, $181,623 and $168,377 in fiscal years 2001, 2000 and 1999, respectively, associated with this settlement.

5.   INVENTORIES:

Inventories consist of the following as of December 31:


                                                 2001        2000
                                              --------   -----------
      Raw materials, product kits,
        Spare parts and sub-assemblies       $ 768,436     $ 966,652
      Work in progress                         192,638       334,090
      Finished goods                           671,028       734,619
      Inventory reserve                       (731,470)     (811,770)
                                              --------   -----------
                                              $900,632    $1,223,591
                                              ========   ===========

6. PROPERTY AND EQUIPMENT:

Property and equipment consisted of the following as of December 31:



                                                 2001        2000
                                              --------   -----------

      Machinery and equipment               $1,620,720    $1,628,710
      Demonstration systems                    130,094       278,581
      Tooling                                  712,345       712,345
      Furniture and fixtures                   436,592       436,592
      Leasehold improvements                   116,896       116,896
                                              --------   -----------
                                             3,016,647     3,173,124
      Accumulated depreciation

                                     10K-42

                                                 2001        2000
                                             ---------   -----------
         And amortization                   (2,607,674)   (2,386,347)
                                             ---------   -----------
                                            $  408,973     $ 786,777
                                             =========   ===========
7. ACQUISITIONS:

On September 11, 1997, the Company acquired Norland Corp. in a transaction accounted for under the purchase method of accounting. The consolidated financial statements reflect the acquisition of all of the issued and outstanding stock of Norland Corp. for $17,500,000 from the date of acquisition. The $17,500,000 consideration consisted of a $1,250,000 cash payment made on September 11, 1997 and a $16,250,000 Purchase Note (the "Note") (see Note 8).

On December 31, 1998, in connection with the settlement of certain litigation (see Note 12), the terms of the Norland Corp. acquisition were amended. Effective as of December 31, 1998, the original $17,500,000 purchase price was reduced to $8,700,000 by reducing the principal amount of the Note from $16,250,000 to $7,450,000 and the annual interest rate was reduced to 6 1/2% from 7%.

8.  BANK BORROWINGS AND NOTE PAYABLE:

On August 10, 1999, the Company entered into a $2 million bank line of credit agreement in which the Company could make borrowings according to an accounts receivable based formula. Interest on any outstanding borrowings accrued at a variable rate based on prime plus 1.25%. Borrowings under the agreement were collateralized by the Company's assets. In connection with such agreement, the Company had granted to the bank warrants to purchase 20,000 shares of Company common stock at $0.01 per share. As of December 31, 1999, the Company had outstanding borrowings of $311,816 with interest accruing at 9.75%. The line of credit expired on August 11, 2000, the loan was repaid in full and there was no outstanding liability as of December 31, 2000.

In connection with the acquisition of Norland Corp. (See Note 7), consideration included a $16,250,000 Note bearing interest at the rate of 7% per annum beginning September 30, 1997. A $1,250,000 portion of the Note was originally payable in cash on March 11, 1998. The Note was amended to provide that such payment was due until such time as the Company received at least $2,000,000 in proceeds from a debt or equity financing. The remaining principal is due and payable on September 11, 2002. The Company could prepay the Note at any time, pay the principal (except for the $1,250,000 payment referred to above) with shares of Company common stock valued at the time of payment and extend the September 11, 2002 maturity date by up to two years (at increasing interest rates). The Note was collateralized by a pledge of the shares of Norland Corp.

Effective as of December 31, 1998, in connection with the amendment of the terms of the Norland Corp. acquisition, the Note principal was reduced from $16,250,000 to $7,450,000 and the annual interest rate was reduced from 7% to 6 1/2%. The other payment terms, including those with respect to maturity, prepayment and the ability to pay principal by delivering shares of common stock, were not changed. Also on December 31, 1998, the Company paid $1,890,000 in Note principal by delivering 7,000,000 shares of the Company's common stock to NMS BV priced at $0.27 per share, the average closing price for the five trading days prior to December 31, 1998. The fair value of the Note was determined as of the December 31, 1998 amendment date using a market rate of interest of 10.75%, which resulted in the establishment of an $874,310 note discount.

On March 28, 1999, the Company exercised its right to pay $4,310,000 of the remaining $5,560,000 of Note principal by delivering 11,122,580 additional shares of Common Stock priced at $0.3875 per share, the average closing price for the prior five trading days. With the $4,310,000 reduction in Note principal, the Note discount was reduced by $635,170 and the remaining $239,140


                                     10K-43
of Note discount being amortized using the effective interest method over the Note's remaining term. The fair value of the Note approximates its carrying value. The Company is in default of the interest due on this note since September 30, 2000, and accordingly the note has been classified as a current liability.

During 2001, $90,281 of the Note held by Bones L.L.C., a private investment firm controlled by the Chairman of NMS was transferred to the Chairman (Note 13). Interest on the note remained at 6.5%. Included in notes payable related parties at December 31, 2001 is $80,267 due to the Chairman on the Note (the Company paid $10,014 on the note). The remainder of the Note was held by a third party distributor of NMS products in Japan.


The Note activity described above may be summarized as follows as of December 31, 2001:


       Note principal as of September 11, 1998 acquisition date    $16,250,000
       Reduction in Note principal from reduced purchase price      (8,800,000)
       Payment of Note principal by delivering 18,122,580 shares    (6,200,000)
       Note discount for market rate of interest                       (37,190)
       Part of note Transferred to related Party                       (80,267)
       Payments on Note                                                (10,014)
                                                                    ----------
       Note payable, net of discount                                $1,122,529
                                                                    ==========



During January 2002, the Company entered into an option agreement to purchase the Note, under certain conditions, from the third party distributor at a discounted amount of $463,888 including accrued and unpaid interest. The option agreement expires on April 30, 2002.

 9.  STOCKHOLDERS' EQUITY (DEFICIT):

Effective with stockholder approval received on June 2, 1999, the Company amended its Certificate of Incorporation increasing the number of authorized shares of Common Stock from 20,000,000 to 45,000,000. The Company has authorized 1,000,000 shares of preferred stock, par value $0.0005 per share, issuable in series with such rights, powers and preferences as may be fixed by the Board of Directors. At December 31, 2001 and 2000, there was no preferred stock outstanding.

10.  COMPENSATION PROGRAMS:

 Stock Option Plan
 -----------------

The Company has a stock-based compensation plan whereby stock options may be granted to officers, employees and non-employee consultants to purchase a specified number of shares of Common Stock. All outstanding options granted have an exercise price not less than 100% of the market value of the Company's Common Stock at the date of grant, are for a term not to exceed 10 years, and vest over a four year period at 25% per year.

Under the 2000 Non-Employee Directors' Stock Option Plan, each non-employee director receives options to acquire shares of Common Stock, vesting in four equal annual installments, commencing on the first anniversary of the date of grant, at an exercise price per share not lower than the market value on the date of grant. A grant to acquire 50,000 shares is effective on the date of the director's first election to the Board of Directors and a grant to acquire 5,000 shares is effective on the date of the director's reelection to the Board of Directors. For each of Mr. Allen, Mr. Baker, Dr. Neusy, Mr. Huber and Dr. Waxman, 50,000 options were granted on June 2, 1999 at an exercise price of $0.67 per share, and 5,000 options were granted on June 1, 2000 at an exercise price of $0.531 per share. Each member of the Board of Directors received 5,000


                                     10K-44
options on June 13, 2001 at an exercise price of $0.085. Directors who are employees of the Company do not receive additional compensation for serving as directors. No member of the Board of Directors was paid compensation during fiscal year 2001 for his service as a director of the Company other than pursuant to the standard compensation arrangement described above.

On October 6, 1998 and December 14, 1998, the Board of Directors approved the repricing of certain employee stock options. Approximately 673,750 shares were repriced to $0.67 per share on October 6, 1998 and December 14, 1998, representing a price that was not less than the market value at such dates. On December 14, 2000 the Board of Directors approved the repricing of certain options and accordingly, 1,524,500 shares were repriced to $.15 per share. Subsequent to the option repricing on December 14, 2000, the company measured compensation expense using variable plan accounting. Compensation cost continues to be adjusted for increases or decreases in the intrinsic value over the term of the options or until they are exercised or forfeited, or expire. The effect of this change was not material in fiscal year 2001 or 2000.

The following is a summary of options related to the 1994 Stock Option Plan and the Board Plan as of December 31:


                                             Range of                     Range of                        Range of
                                              Option                       Option                          Option
                                              Prices                       Prices                          Prices
                                  2001      Per Share      2000          per Share          1999          per Share
                                 --------  -----------   ---------      -----------      -------        -----------

Options outstanding
at beginning of year            1,804,500    $0.15-0.67     952,000    $0.0005-15.00      867,500     $0.0005-15.00

Cancellations                     (31,250)   $0.15-0.67    (283,500)           $0.15     (70,500)        $0.53-6.38

Granted                           546,250    $0.06-0.15   1,137,500       $0.15-0.67      158,000        $0.35-0.67

Exercised                                                    (1,500)         $0.0005       (3,000)          $0.0005
                                                          ---------                      --------
Options outstanding
at end of year                  2,319,500                 1,804,500       $0.15-0.67      952,000     $0.0005-15.00
                                =========                 =========                      ========
Options exercisable
 at end of year                   899,938                   487,438                       430,250
                                =========                 =========                      ========
Additions to
incentive stock
option plan                                               1,400,000
                                                          =========

Options
available for
grant at end
of year                         1,680,500                  2,195,500                      665,000
                                =========                  =========                      =======


                                     10K-45

The following table summarizes information about significant groups of stock options outstanding at December 31, 2001:


                      Options Outstanding                                   Options Exercisable
                 ------------------------------                       -----------------------------
                                                  Weighted                                          Weighted
                                                  Average                                           Average
                                   Weighted       Remaining                        Weighted         Remaining
                                   Average        Contractual                       Average         Contractual
     Exercise      Options         Exercise       Life            Options          Exercise         Life
     Prices        Outstandins      Price         in Years        Exercisable       Price           in Years
     ------        -----------      -----         --------        -----------       -----           --------

   $0.06-0.13         472,000      $0.075             9                --              --             --

   $0.15            1,572,500      $0.150             7               768,688         $0.15            5

   $0.53               25,000      $0.530             8                 6,250         $0.53            9

   $0.67              250,000      $0.670             7               125,000         $0.67            8


Had compensation expense for the Company's 2001, 2000 and 1999 grants for the stock-based compensation plan been determined based on the fair value of the options at their grant dates consistent with SFAS 123 "Accounting for Stock-Based Compensation", the Company's net loss and loss per common share for 2001, 2000 and 1999 would approximate the pro forma amounts below:




                                           2001          2000          1999
                                       ----------     ---------     ---------

   Net loss:
      As reported                     $(1,636,672)  $(13,279,235)  $(2,175,647)
      Pro forma                       $(1,773,346)  $(13,389,074)  $(2,707,945)

   Loss per share:
      As reported - Basic and diluted      $(0.05)        $(0.49)       $(0.10)
      Pro forma - Basic and diluted        $(0.06)        $(0.49)       $(0.13)


The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used for grants during each of the years ended December 31, 2001, 2000, and 1999: dividend yield of 0%, risk-free weighted average interest rate of 4.4%, 5.2% and 6.5%, expected volatility factor of 116%, 128%, and 146%, respectively and an expected option term of 4 years. The weighted average fair value at date of grant for options granted during 2001, 2000 and 1999 was $0.22, $0.27 and $2.31 per option, respectively.

 401(k) Plan
 -----------

Pursuant to the Norland Medical Systems, Inc. and Norland Corporation Retirement Savings Plans, eligible employees may elect to contribute a portion of their salary on a pre-tax basis. With respect to employee contributions of up to 7% of salary, the Company makes a contribution at the rate of 25 cents on the dollar. Contributions are subject to applicable limitations contained in the Internal Revenue Code. Employees are at all times vested in their own contributions; Company matching contributions vest gradually over six years of service. The Company's policy is to fund plan contributions as they accrue. Contribution expense was $28,107, $30,403 and $42,703 for the years ended December 31, 2001, 2000 and 1999, respectively.



                                     10K-46

 11.  INCOME TAXES:

The components of income tax expense (benefit) for the years ended December 31 were as follows:



                            2001         2000            1999
                          --------     ---------       ---------

Current:

Federal                 $       --      $     --      $ 340,000
State                           --       149,079             --
                          --------     ---------       --------
                                --       149,079        340,000
                          --------     ---------       --------

Deferred:
Federal                         --     3,437,882       (340,000)
State                           --       531,959             --
                          --------     ---------       ---------
                                --     3,969,841       (340,000)
                          --------     ---------       ---------
    Total               $       --    $4,118,920             --
                          ========    ==========       =========


 Income tax expense (benefit) differs from the statutory federal income tax rate of 34% for the years ended December 31 as follows:


                                   2001          2000           1999
                                 --------     ---------       ---------
Statutory income tax rate         (34.0%)       (34.0%)        (34.0%)
Valuation allowance                39.0%         49.9%          23.1%
State income taxes, net of
  Federal benefit                  (5.0%)         1.6%            --
Non-deductible goodwill              --          26.5%           9.9%
Other                                --           0.2%           1.0%
                                 --------     ---------       ---------
Effective income tax rate           0.0%         44.2%           0.0%
                                 ========    ==========       =========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and net operating loss carryforwards. Significant components of the Company's deferred tax assets and liabilities as of December 31 are summarized below:



                                                  2001          2000
                                              ---------       ---------
Deferred tax assets and liabilities:

    Inventory                                 $1,099,343    $1,141,343
    Allowance for doubtful accounts              105,373       112,273
    Accrued liabilities                           81,491        74,640
    Other                                          5,177        97,384
    Valuation allowance                       (1,291,384)   (1,425,640)
                                               ---------     ---------
      Net current deferred tax assets                 --            --
                                               ---------     ---------
    Net operating loss carryforwards           4,667,187     5,567,889
    Discount on note payable                     (11,485)      (33,687)
    Other                                         30,286        27,152
    Valuation allowance                       (4,685,988)   (5,561,354)
                                               ---------     ---------
      Net noncurrent deferred tax assets              --            --
                                               ---------     ---------
        Total deferred tax assets             $       --    $       --
                                               =========     =========

Realization of the deferred tax asset is dependent on the Company's ability to generate sufficient taxable income in future periods. Based on the historical operating losses and the Company's existing financial condition, in 2001 and 2000, the Company determined that it was more likely than not that the deferred tax assets would not be realized. Accordingly, the Company recorded a valuation allowance to reduce the deferred tax assets.

                                     10K-47

The Company has utilizable federal and state net operating loss carryforwards of approximately $14,100,000 at December 31, 2001 for income tax purposes, which expire in 2008 through 2021.

 12.  COMMITMENTS AND CONTINGENCIES:

 LEGAL PROCEEDINGS

WESLEY D. JOHNSON AND PAMELA S. T. JOHNSON V. REYNALD G. BONMATI, KURT W. STREAMS AND NORLAND MEDICAL SYSTEMS, INC. This shareholder's class action was filed in the United States District Court for the Southern District of New York on April 12, 1998 against the Company, Reynald G. Bonmati, its Chief Executive Officer, and Kurt W. Streams, its Chief Financial Officer. The complaint made claims under Sections 10(b) and 20 of the Securities Exchange Act of 1934, arising from the Company's announcement on March 16, 1998 that it would be restating its financial statements with respect to the fourth quarter of 1996, and the first three quarters of 1997. The claims were made on behalf of a purported class of certain persons who purchased the Company's Common Stock from February 25, 1997 through March 16, 1998. Plaintiffs sought compensatory damages in an unspecified amount, together with prejudgement interest, costs and expenses (including attorneys' fees and disbursements). On August 10, 1998, prior to the expiration of the defendants' time to respond to the complaint, the lead plaintiff filed an amended complaint purporting to expand the class period through March 31, 1998. On or about December 23, 1999 the parties executed a Stipulation of Settlement, which provides for a settlement of $1.7 million, to be funded solely by the Company's directors and officer's insurance carrier. The United States District Court approved this Stipulation of Settlement at a March 30, 2000 hearing and this case is now settled without any additional liability to the Company. Upon settlement of this case in 2000, the Company reduced to $0 the $150,000 liability, which was recorded to cover any additional loss with respect to this matter. This adjustment is reflected in general and administrative expenses within the Company's 2000 statement of operations.

In addition, in the normal course of business, the Company is named in lawsuits in which claims are asserted against the Company. In the opinion of management, the liabilities if any, which may ultimately result from such lawsuits are not expected to have a material adverse effect on the financial position, results of operations or cash flows of the Company.

LEASES

Total rent expense incurred in 2001 and 2000 was $234,339 and $220,532 respectively. The following is a schedule of future minimum lease payments as of December 31, 2001:

           2002                         201,506
           2003                         154,184
           2004                         114,480
           2005                         114,480
           2006                          76,320

                                     10K-48

 13.  RELATED PARTY TRANSACTIONS:

TRANSACTIONS WITH CERTAIN DIRECTORS AND OFFICERS

At December 31, 2001, notes payable--related parties consist of he following:

  Bonmati             $  80,267 (a)
  Huber note             50,000 (b)
                       -------------
  Total               $ 130,267
                      =========

(a) In connection with the acquisition of Norland Corp. (Note 7), consideration included a Note Payable (Note 8) issued to the seller, NMS BV. As of December 31, 2001, $80,267 of the Note payable was held by the Chairman of NMS, who purchased the Note from Bones L.L.C., a private investment firm controlled by him. The Company made a payment of $10,014 on the Note when the Chairman purchased the Note. Interest is payable at 6.5%.

(b) The Company has borrowed $50,000 (together with interest at a rate of 10% per annum) from Mr. Huber pursuant to a Note dated September 20, 2001, due by March 31, 2002. The Company is obligated to prepay the principal amount within 10 days upon the occurrence of two events if it: (i) receives at least $2,000,000 from an equity financing or (ii) sells substantially all its assets.

The Company has also borrowed $75,000 (together with interest at a rate of 10% per annum) from Mr. Huber pursuant to a Note dated January 8, 2002, due by June 30, 2002. The Company is obligated to prepay the principal amount within 10 days upon the occurrence of two events if it: (i) receives at least $2,000,000 from an equity financing or (ii) sells substantially all its assets.

The Company has also borrowed $25,000 (together with interest at a rate of 10% per annum) from Mr. Allen pursuant to a Note dated January 9, 2002, due by June 30, 2002. Similarly, the Company is obligated to prepay the principal amount within 10 days upon the occurrence of two events if it (i) receives at least $2,000,000 from an equity financing or (ii) sells substantially all its assets.

Mr. Allen, a director of the Company, provided limited consulting services to the Company during fiscal year 2001. Mr. Allen was not paid cash for his services. Instead, certain options that he was granted in 1997 under the Company's 1994 Plan were repriced from $0.67 to $0.15 in December 2000.

Starting in August of 2001, the Chairman of the Company elected to have his salary deferred. The Company has recorded this as salary expense and as a deferred liability. At December 31, 2001 the amount deferred totaled $190,523 and is included in accounts payable related parties.

TRANSACTIONS WITH BIONIX

The Company and Bionix, a company of which Reynald G. Bonmati, the President and Chairman of the Board of the Company is President, are parties to three exclusive four-year sub-distribution agreements pursuant to which the Company has the right to purchase and sell certain systems and products from Bionix at a fixed percentage discount from contractually-stated selling prices. Under two separate sub-distribution agreements, dated October 1, 1999, the Company has the right to purchase and sell the Orbasone and Galileo systems and products. Under the third sub-distribution agreement, dated February 17, 2000, the Company has the right to purchase and sell the Genestone 190 systems and products. The Orbasone systems and products have not yet been approved by the U.S. Food and Drug Administration for sale in the U.S. During fiscal year 2001, the Company purchased from Bionix systems and products equal to approximately $488,000.

                                     10K-49

TRANSACTION WITH STRATEC

During 2001, a NMS shareholder, who is the sole owner of, Stratec Medizintechnik GmbH (Germany) ("STRATEC"), sold all of his interest in NMS. During 2001, 2000 and 1999, the Company sold, $0, $9,449 and $92,883, respectively, of products and services to Stratec.

During 2001, 2000 and 1999, the Company purchased,  $0, $799,588 and $1,244,766, respectively, from Stratec. The amounts were paid in full at both December 31, 2001 and 2000.

14.  SUPPLEMENTAL SALES AND CUSTOMER INFORMATION:

For the years ended December 31, 2001, 2000 and 1999, no customer accounted for more than 10% of revenues. The Company's largest customers are medical device distributors.

The Company's sales consisted of domestic sales to customers and export sales to customers in the following geographic territories:


                            2001                 2000                  1999
                      -----------        -------------         ------------

Pacific Rim        $  711,973    7.8%   $1,670,201   12.5%  $ 2,135,821   12.0%
Europe/Middle East  1,912,485   20.8       661,560    4.9     3,305,159   18.6
Latin America         325,489    3.5     2,945,601   22.0     1,214,493    6.8
                      -------    ---     ---------   ----     ---------    ---
Export Sales        2,949,947   32.1     5,277,362   39.4     6,655,473   37.4
Domestic Sales      6,240,933   67.9     8,125,461   60.6    11,142,562   62.6
                    ---------   ----     ---------   ----    ----------   ----
                   $9,190,880  100.0%  $13,402,823  100.0%  $17,798,035  100.0%
                   ==========  =====   ===========  =====   ===========  =====


15.   SUBSEQUENT EVENT:

On February 27, 2002, the Company agreed to sell its bone measurement business to CooperSurgical Acquisition Corp. Inc., the women's health care business of the Cooper Companies, Inc. (NYSE: COO) and the Company's exclusive distributor to U.S. physicians and group practices specializing in Obstetrics and Gynecology. In consideration for the sale of substantially all its assets (the "PROPOSED ASSET SALE"), the Company is to receive up to a maximum of $12 million comprised of $3.5 million at closing (subject to post-closing adjustment), a holdback of $1.5 million (to be released to the Company upon specified conditions) and certain potential earn-out payments based on the net sales of certain products over a three-year period. If the Proposed Asset Sale is consummated, after paying transaction-related expenses, the Company intends to use the net proceeds (i) to fund its research and development programs
(including the development of non-invasive musculoskeletal devices); (ii) for general corporate purposes; (iii) to meet its working capital needs; and (iv) to satisfy certain indebtedness of the Company, including an aggregate of approximately $463,888 (including accrued and unpaid interest) to repurchase promissory notes previously issued to Nissho Iwai Corporation and Nissho Iwai American Corporation. None of the proceeds from the Proposed Asset Sale will be distributed to any shareholders of the Company. The transaction is subject to customary closing conditions, including the Company's shareholders' approval as well as satisfactory completion of due diligence by CooperSurgical Acquisition Corp. Inc.

If the Proposed Asset Sale is consummated, the Company intends to market, sell and service a wide range of proprietary non-invasive musculoskeletal and other devices through two divisions, a healthcare division and a sports division. The healthcare division will market, sell and service (1) peripheral quantitative computed tomography bone measurement systems, (2) extracorporal shock wave treatment systems and (3) patented exercise systems, all of which are used for diagnosis and physical therapy in sports medicine, rehabilitative medicine, pain management and urology. The sports division will market, sell and service patented exercise systems to fitness centers, gyms, sports clubs and associations and to the general public.

                                     10K-50

16.   QUARTERLY FINANCIAL DATA (UNAUDITED):

                                               2001 Quarters
                        -------------------------------------------------------

                            First    Second     Third      Fourth       Total
                            -----    ------     -----      ------       -----
Revenue                 $2,878,640 $2,183,872 $2,024,522 $2,103,846  $9,190,880
Gross profit             1,260,427    880,350    810,075    868,819   3,819,671
Operating loss             (61,028)  (569,441)  (476,177)  (381,569) (1,488,215)
Net loss                   (94,692)  (603,786)  (510,939)  (427,255) (1,636,672)

Weighted average shares:
  Basic and diluted     30,229,065 30,433,509 30,433,509 30,433,509  30,383,098

 Basic and diluted loss      $(0.0)    $(0.02)    $(0.02)    $(0.01)     $(0.05)
  per share


                                              2000 Quarters
                          ------------------------------------------------------

                           First     Second     Third     Fourth      Total
                           -----     ------     -----     ------      -----
Revenue                $3,979,286  $3,846,585 $2,824,507 $2,752,445 $13,402,823
Gross profit            1,775,739   1,726,690  1,244,405  1,059,683   5,806,517
Operating loss           (502,433) (7,718,578)  (600,431)  (127,958) (8,949,400)
Net loss                 (579,190)(11,884,531)  (658,007)  (157,507)(13,279,235)

Weighted average shares:
 Basic and diluted     26,005,118  26,979,232 27,045,166 27,648,283  27,029,566


 Basic and diluted loss    $(0.02)     $(0.44)    $(0.02)    $(0.00)     $(0.49)
 per share


                                     10K-51

                          NORLAND MEDICAL SYSTEMS, INC.

                                   SCHEDULE II


                        VALUATION AND QUALIFYING ACCOUNTS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                       Balance      Charged to
                       at             Costs                   Balance at
                       Beginning      and                      End of
                       of Period    Expenses    Deductions     Period
                       ---------    --------    ----------     ------
2001
----

Allowance for
Doubtful Accounts       $301,000     $(18,500)           --    $282,500
                        ========      ========     ========    ========

Obsolescence Reserve    $811,771     $(80,301)           --    $731,470
                        ========      ========     ========    ========

2000
----

Allowance for
Doubtful Accounts      $ 351,000     $(50,000)           --    $301,000
                        ========      ========     ========    ========

Obsolescence Reserve   $ 650,000      $203,923     $(42,152)   $811,771
                       =========      ========     ========    ========

1999
----

Allowance for
Doubtful Accounts       $ 300.00      $ 45,249     $ 5,751     $351,000
                        ========      ========     =======     ========

Obsolescence Reserve  $1,400,000    $(676,439)    $(73,561)    $650,000
                      ==========     =========     ========    ========


                                     10K-52

 ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
          ACCOUNTING AND FINANCIAL DISCLOSURE.


On January 29, 2002, the Company decided not to reappoint Deloitte & Touche LLP ("DELOITTE") as its independent accountants and Deloitte was dismissed. The decision to dismiss Deloitte and change accountants was solely dictated by cash flow considerations and was approved by the Audit Committee of the Company's Board of Directors.

No report by Deloitte on the Company's financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for the year ended December 31, 2000 which contained an explanatory paragraph regarding the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years and the interim period preceding the date of Deloitte's dismissal, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make a reference thereto in Deloitte's report on the consolidated financial statements for such periods.

Deloitte has not advised the Company of any reportable event as defined in paragraphs (A) through (D) of Regulation S-K Item 304 (a)(1)(v).

The Company, contemporaneously with the filing of the Form 8-K, shall provide Deloitte with a copy of this disclosure and request that Deloitte furnish a letter to the Company, addressed to the Securities and Exchange Commission, stating that it agrees with the statements made by the Company herein or stating the respects in which it does not agree. Promptly, upon (but in no event later than two business days after) receipt of such letter, the Company shall file an amendment containing such letter to the Form 8-K.

On February 4, 2002, the Company engaged Imowitz Koenig & Co. LLP as its independent certified accountants with the approval of the Audit Committee of the Company's Board of Directors.





                                    PART III

 ITEMS 10, 11, 12 AND 13.

The information required under these items is contained in the Company's Proxy Statement relating to its 2002 Annual Meeting of Stockholders, which Proxy
Statement enclosed this Form 10-K and is being filed with the Securities and Exchange Commission within 120 days after the close of the Company's fiscal year end. This information is incorporated herein by reference.

                                     10K-53

                                    PART IV

 ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

      (a)  Financial Statement and Financial Statement Schedules.

           See Index to Financial Statements at Item 8 of this Report.

      (b)  Exhibits.

         Exhibit
         Number            Description

         2.1 Agreement and Plan of Merger by and among Dove Medical Systems, DMS Acquisition Corp. and Norland Medical Systems, Inc., (C)

         2.2 Purchase Agreement by and among Robert L. Piccioni and Joan Piccioni, CHC, Inc., Mirella Monte Belshe and Norland Medical Systems, Inc. (C)

         2.3 Stock Purchase Agreement between Norland Medical Systems, Inc. and Norland Medical Systems B.V. (G)

         2.4 Amendment to Stock Purchase Agreement dated as of December 31, 1998 between Norland Medical Systems, B.V. and Norland Medical Systems, Inc.

         3.1 Restated Certificate of Incorporation of Norland Medical Systems, Inc. (H)

         3.2 By-laws of Norland Medical Systems, Inc., as amended (A)

       +10.1 Distribution  Agreement  dated  as of April  1,  1995 by and  among
             Norland  Corporation,   Stratec  Medizintechnik  GmbH  and  Norland
             Medical Systems, Inc. (A)

       +10.2 Product Development Loan Agreement dated as of June 1, 1995 by and among Stratec Medizintechnik GmbH, Norland Corporation and Norland Medical Systems, Inc. (A)

        10.3 Amended and Restated 1994 Stock Option and Incentive Plan (G)

        10.4 Exclusive Distributor Agreement dated as of July 1, 1996 among Norland Medical Systems, Inc., Nissho Iwai Corporation and Nissho Iwai American Corporation (E)

        10.5 Exclusive Distributor Agreement dated as of June 2, 1995 between Norland Medical Systems, Inc. and Meditec Co., Ltd. (A)

        10.6 Amendment  No. 1 to  Distribution  Agreement  by and among  Norland
             Corporation,   Stratec  Medizintechnik  GmbH  and  Norland  Medical
             Systems, Inc. (B)

        10.7 Amendment  No. 2 to  Distribution  Agreement  by and among  Norland
             Corporation,   Stratec  Medizintechnik  GmbH  and  Norland  Medical
             Systems, Inc. (D)

       +10.8 Amendment  No. 3 to  Distribution  Agreement  by and among  Norland
             Corporation,   Stratec  Medizintechnik  GmbH  and  Norland  Medical
             Systems, Inc. (F)

                                     10K-54

      +10.9 Amended Distribution Agreement dated as of September 11, 1997 among Stratec Medizintechnik GmbH, Norland Medical Systems, Inc. and Norland Corporation (G)

       10.10 Amendment No. 1 to Amended Distribution Agreement dated as of December 7, 1998 by and among Stratec Medizintechnik GmbH, Norland Medical Systems, Inc. and Norland Corporation. (J)

       10.11 Distribution Agreement dated as of January 1, 2001, between Marconi Medical Systems, Inc. and Norland Medical Systems, Inc.

       10.12 Amendment, dated April 1, 2000, to Distribution Agreement between Marconi Medical Systems, Inc. and Norland Medical Systems, Inc.

       10.13 Note Repurchase Agreement, dated December 28, 2001 between Norland Medical Systems, Inc. and Nissho Iwai American Corporation

       21    Subsidiaries

    (b)  Reports on Form 8-K.


                 None
 ________________________

 +    Confidentiality requested as to certain provisions

(A) This Exhibit was previously filed as an Exhibit to the Company's Registration Statement on Form S-1 (Registration No. 33-93220), effective August 1, 1995, and is incorporated herein by reference.

(B) This Exhibit was previously filed as an Exhibit to the Company's Report on Form 10-K dated March 27, 1996 and is incorporated herein by reference.

(C) This Exhibit was previously filed as an Exhibit to the Company's Report on Form 8-K dated April 15, 1996 and is incorporated herein by reference.

(D) This Exhibit was previously filed as an Exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-05303) and is incorporated herein by reference.

(E) This Exhibit was previously filed as an Exhibit to the Company's Report on Form 10-Q dated August 13, 1996 and is incorporated herein by reference.

(F) This Exhibit was previously filed as an Exhibit to the Company's report on Form 10-K dated March 28, 1997 and is incorporated herein by reference.

(G) This Exhibit was previously filed as an Exhibit to the Company's Proxy Statement dated July 25, 1997 and is incorporated herein by reference.

(H) This Exhibit was previously filed as an Exhibit to the Company's report on Form 10-Q dated November 13, 1997 and is incorporated herein by reference.

(I) This Exhibit was previously filed as an Exhibit to the Company's report on Form 10-K dated March 31, 1999 and is incorporated herein by reference.

(J) This Exhibit was previously filed as an Exhibit to the Company's report on Form 10-K dated April 16, 2001 and is incorporated herein by reference.

                                     10K-55

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Annual Report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, New York, on the 11th day of March, 2002.

                                  NORLAND MEDICAL SYSTEMS, INC.


                                  By: /s/  Reynald G. Bonmati
                                      ------------------------------
                                    Name:   REYNALD G. BONMATI
                                    Title:  President


                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Reynald G. Bonmati and Richard Rahn, or either of them, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments to this Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report has been signed below by the following persons on behalf of the Registrant, Norland Medical Systems, Inc., in the capacities and on the dates indicated.


         Signature            Capacity In Which Signed           Date
         ---------            ------------------------           ----

/s/  Reynald G. Bonmati       Chairman of the Board and          March 11, 2002
-----------------------------   President (Principal
     REYNALD G. BONMATI        Executive Officer); and
                                      Director



/s/  Richard L. Rahn           Vice President, Finance           March 11, 2002
-----------------------------   (Principal Financial
     RICHARD L. RAHN            Officer and Principal
                                 Accounting Officer)

                                     10K-56

         Signature           Capacity In Which Signed            Date
         ---------           ------------------------            ----

/s/   Jeremy Allen                   Director                    March 11, 2002
-----------------------------
      JEREMY ALLEN



/s/   James J. Baker                 Director                    March 11 2002
-----------------------------
      JAMES J. BAKER



/s/   Michael W. Huber               Director                   March 11, 2002
-----------------------------
      MICHAEL W. HUBER



/s/   Andre-Jacques Neusy            Director                   March 11, 2002
-----------------------------
      ANDRE-JACQUES NEUSY



/s/   Albert S. Waxman               Director                   March 11, 2002
-----------------------------
      ALBERT S. WAXMAN

                                     10K-57

EXHIBIT 21



                         NORLAND MEDICAL SYSTEMS INC.
                                 Subsidiaries



Name of Subsidiary                      State of Incorporation
------------------                      ----------------------

Norland Corporation                     Wisconsin

IMRO Medical Systems, Inc.              Delaware

Dove Medical Systems, Inc.              Delaware

                                     10K-58